SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             BAB HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            Common Stock, no par value
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      2.    Aggregate number of securities to which transaction applies:


            --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:


            --------------------------------------------------------------------

      5.    Total fee paid:


            --------------------------------------------------------------------

|X|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

            --------------------------------------------------------------------

      2.    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      3.    Filing Party:

            --------------------------------------------------------------------

      4.    Date Filed:

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

                               BAB HOLDINGS, INC.
                              8501 W. HIGGINS ROAD
                                    SUITE 320
                             CHICAGO, ILLINOIS 60631
                                 (773) 380-6100

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON OCTOBER 18, 2000

To the Shareholders of BAB Holdings, Inc.:

      NOTICE IS HEREBY GIVEN that a special meeting (the "Special Meeting") of the stockholders of BAB Holdings, Inc. ("BAB"), will be held on October 18, 2000 at 10:00 a.m. local time at Doubletree Suites, 1400 Milwaukee Ave., Glenview, IL 60025. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of BAB for use at the Special Meeting of the holders of BAB's common stock, no par value (the "BAB Common Stock"). At the Special Meeting, the BAB shareholders will be asked to consider and vote upon the following Proposals:

1. Approve the proposal to merge BAB with and into BAB (Delaware), Inc. ("BAB Delaware"), a newly formed wholly-owned Delaware subsidiary corporation, for the purpose of becoming a Delaware corporation and approve and adopt the related Certificate of Merger (see page 61);

2. Approve the proposal to merge (the "Merger") Planet Zanett Corporate Incubator, Inc. (formerly known as Willow Bay Associates, LLC), a Nevada corporation ("Planet Zanett"), with and into PZ Acquisition, Inc., a newly formed wholly-owned Delaware subsidiary of BAB, pursuant to the Amended and Restated Agreement and Plan of Merger dated August 24, 2000 (the "Merger Agreement") and the issuance of 21,989,295 shares of BAB Common Stock to Planet Zanett's shareholders in connection with the Merger (see page 69); and

3. Approve the declaration of a dividend (the "Spin-off"), consisting of all of the common stock of BAB, Inc., to the holders of BAB Common Stock as of the close of business on a date prior to the Effective Time selected by BAB's Board of Directors (the "Spin-off Record Date") (see page 83);

4. Transact such other business as may properly be presented at the Special Meeting or any adjournment(s) or postponement(s) thereof.

      The Board of Directors has fixed the close of business on September 8, 2000 (the "Voting Record Date") as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. Only stockholders of BAB Common Stock at the close of business on the Voting Record Date will be entitled to vote at the Special Meeting. A list of the stockholders entitled to vote at the Special Meeting will be available for inspection at the offices of BAB. You have dissenters' rights with respect to the transactions contemplated by the Merger Agreement. Please see "SUMMARY - Dissenters' Rights"

      You are requested to fill in and sign the enclosed Proxy Card, which is being solicited by the Board of Directors of BAB, and to mail it promptly in the enclosed postage-paid envelope. Any Proxy may be revoked by delivery of a later dated Proxy. Stockholders of record who attend the Special Meeting may vote in person, even if they have previously delivered a signed Proxy.

      WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                               By Order of the Board of Directors


                               Michael K. Murtaugh,
                               Vice President and General Counsel

Chicago, Illinois
September 15, 2000

                               BAB HOLDINGS, INC.
                              8501 W. HIGGINS ROAD
                                    SUITE 320
                             CHICAGO, ILLINOIS 60631
                                 (773) 380-6100

                                 PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 18, 2000

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of BAB Holdings, Inc., an Illinois corporation, for use at the Special Meeting at 10:00 a.m. local time on October 18, 2000.

                               VOTING RECORD DATE

      Only the holders of BAB Common Stock of record on the Voting Record Date will be entitled to vote at the Special Meeting. At the close of business on the Voting Record Date there were 2,237,557 shares of BAB Common Stock outstanding and entitled to vote, held by 2,307 stockholders of record. The presence, either in person or by proxy, of the holders of a majority of the outstanding BAB shares is necessary to constitute a quorum at the BAB Special Meeting. Assuming the existence of a quorum, the affirmative vote of two-thirds of all shares of BAB Common Stock outstanding and entitled to vote is required for approval of Proposals 1 and 2, and the affirmative vote of the majority of the votes cast at the Special Meeting is required for the approval of Proposal 3. Each stockholder is entitled to one vote for each share of BAB Common Stock held as of the Voting Record Date.

      If a stockholder attends the BAB Special Meeting, that stockholder may vote by ballot. However, since many stockholders may be unable to attend the BAB Special Meeting, the BAB board of directors is soliciting proxies so that each holder of BAB Common Stock on the BAB Voting Record Date has the opportunity to vote on the proposals to be considered at the BAB Special Meeting. The BAB Common Stock represented by a properly signed, dated and returned proxy card will be voted in accordance with the instructions on the proxy card. If a stockholder returns a signed proxy card, but does not indicate how their shares of BAB Common Stock are to be voted, the BAB Common Stock represented by the proxy card will be voted "FOR" each proposal in which no vote was specified. If a stockholder does not return a signed proxy card, that stockholder's BAB Common Stock will not be voted and thus will have the effect of a vote "AGAINST" Proposals 1 and 2. Submission of proxies indicating broker non-vote (i.e., the submission of a proxy by a broker or nominee indicating the lack of discretion or authority to vote on the matter) or abstaining from voting are included in the determination of the presence or absence of a quorum for the transaction of business. However, a broker non-vote or an abstention will have the effect of a vote "AGAINST" each proposal. Stockholders are urged to sign, date and mark the box on the proxy card to indicate how their shares of BAB Common Stock are to be voted and return the proxy card to the address provided.

      PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID, RETURN ENVELOPE NO LATER THAN OCTOBER 13, 2000 SO THAT, IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, YOUR SHARES MAY BE VOTED.

      STOCKHOLDERS ARE URGED TO SIGN, DATE, AND PROMPTLY MAIL THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING.

                             ADDITIONAL INFORMATION

      BAB'S 1999 ANNUAL REPORT ON FORM 10-KSB ("ANNUAL REPORT"), INCLUDING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 28, 1999, WAS MAILED TO STOCKHOLDERS ON OR ABOUT APRIL 11, 2000. BAB'S QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTERLY PERIOD ENDED MAY 28, 2000 (THE "QUARTERLY REPORT"), INCLUDING FINANCIAL STATEMENTS FOR SUCH PERIOD, WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") ON OR ABOUT JULY 11, 2000. THE ENTIRE ANNUAL REPORT AND THE QUARTERLY REPORT, HOWEVER, ARE NOT PART OF THE PROXY SOLICITATION MATERIAL. ADDITIONAL COPIES OF THE ANNUAL REPORT AND THE QUARTERLY REPORT, TOGETHER WITH EXHIBITS, AND OTHER DOCUMENTS FILED PURSUANT TO SECTION 13(a), 13(c), 14 AND 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 ARE AVAILABLE WITHOUT CHARGE UPON REQUEST IN WRITING TO BAB HOLDINGS, INC., 8501 W. HIGGINS ROAD, SUITE 320, CHICAGO, ILLINOIS, ATTENTION: INVESTOR RELATIONS.

                           FORWARD LOOKING STATEMENTS

      THIS PROXY STATEMENT CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), THAT INVOLVE SUBSTANTIAL RISKS AND UNCERTAINTIES. WHEN USED IN THIS PROXY STATEMENT, THE WORDS 'ANTICIPATE,' 'BELIEVE,' 'ESTIMATE,' 'MAY,' 'INTEND,' 'EXPECT' AND SIMILAR EXPRESSIONS IDENTIFY CERTAIN OF SUCH FORWARD-LOOKING STATEMENTS. ACTUAL PERFORMANCE OR ACHIEVEMENTS COULD DIFFER MATERIALLY FROM THOSE CONTEMPLATED, EXPRESSED OR IMPLIED HEREIN FOR A VARIETY OF REASONS, INCLUDING THOSE SET FORTH IN 'RISK FACTORS' BEGINNING ON PAGE 17.

                            SOLICITATION OF PROXIES


PROXIES WILL BE SOLICITED BY USE OF THE MAIL AND MAY ALSO BE SOLICITED PERSONALLY OR BY TELEPHONE, TELEGRAPH, TELEGRAM, CABLEGRAM, FACSIMILE OR OTHER ELECTRONIC TRANSMISSION. SOLICITATIONS MAY ALSO BE MADE BY CERTAIN MEMBERS OF SENIOR MANAGEMENT OF BAB WITHOUT ADDITIONAL COMPENSATION BEING PAID TO SUCH INDIVIDUALS. BANKERS, BROKERS AND OTHERS HOLDING COMMON STOCK IN THEIR NAMES OR IN THE NAMES OF NOMINEES WILL BE REIMBURSED FOR OUT-OF-POCKET EXPENSES INCURRED IN FORWARDING PROXIES AND PROXY MATERIALS TO THE BENEFICIAL OWNERS OF SUCH COMMON STOCK. THE EXPENSE OF THE SOLICITATION OF PROXIES WILL BE BORNE BY PLANET ZANETT.

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE TRANSACTIONS ..............................    1

SUMMARY ...................................................................    4
    The Companies .........................................................    4
    The Merger ............................................................    7
    Action to be Taken; Votes Required ....................................    8
    Reasons for the Merger ................................................    9
    Voting Record Date ....................................................    9
    Summary of the Merger Agreement .......................................   10
    Dissenters' Rights ....................................................   12
    Accounting Treatment of the Merger ....................................   15
    Regulatory Approvals ..................................................   15
    Material Federal Income Tax Consequences ..............................   15
    Selected Pro Forma Financial Information ..............................   16

RISK FACTORS ..............................................................   17
    Risks Particular to the Merger ........................................   17
    Risks Particular to the Spin-off ......................................   29

PRO FORMA FINANCIAL INFORMATION ...........................................   34
    BAB Holdings, Inc. ....................................................   35
    BAB, Inc. .............................................................   37

INFORMATION CONCERNING BAB ................................................   39
    Description of Business ...............................................   39
    Management's Discussion and Analysis
        of Financial Condition and Results of Operations ..................   44
    Selected Historical Financial Data ....................................   47
    Market Price Information ..............................................   47
    Securities Ownership of Certain Beneficial Owner and Management .......   48

INFORMATION CONCERNING PLANET ZANETT ......................................   50
    Description of Business ...............................................   50
    Management's Discussion and Analysis
        of Financial Condition and Results of Operations ..................   60
    Selected Historical Financial Data ....................................   60

PROPOSAL 1 ................................................................   61
    Principal Reasons for the Domestication Merger ........................   61
    Domestication Merger ..................................................   61
    Certificate of Incorporation and By-laws ..............................   61
    Directors and Officers ................................................   61

    Comparison of Rights of Illinois Stockholders and Rights of
            Delaware Stockholders .........................................   61
    Vote Required for Approval ............................................   68

PROPOSAL 2 ................................................................   69
    Background of the Merger ..............................................   69
    Potential Negative Factors Associated with the Merger .................   70
    Formation of PZ Acquisition, Inc. .....................................   70
    Merger of Planet Zanett into PZ Acquisition, Inc. .....................   70
    The Effective Time ....................................................   71
    Certificate of Incorporation ..........................................   71
    By-laws of PZ Acquisition, Inc. .......................................   71
    Effect on Securities ..................................................   71
    Stock Transfer Restrictions ...........................................   71
    Indemnification of BAB and PZ Acquisition, Inc.
        by BAB, Inc. ......................................................   72
    Management of BAB Following the Merger ................................   72
    The Merger Agreement ..................................................   73
    U.S. Federal Income Tax Consequences ..................................   81
    Equity Ownership of BAB ...............................................   82
    Description of BAB Capital Stock ......................................   82
    Accounting Treatment of the Merger ....................................   83
    Regulatory Approvals ..................................................   83
    Vote Required for Approval ............................................   83

PROPOSAL 3 ................................................................   83
    General Description of the Spin-off Proposal ..........................   84
    Principal Reasons for the Spin-off Proposal ...........................   84
    Potential Negative Factors Associated with the Spin-off ...............   84
    Formation of BAB, Inc. ................................................   84
    Certificate of Incorporation of BAB, Inc. .............................   84
    By-laws of BAB, Inc. ..................................................   85
    Management of BAB, Inc. After the Spin-off ............................   85
    Tax Consequences of the Spin-off ......................................   85
    Vote Required for Approval ............................................   86

CERTAIN TRANSACTIONS ......................................................   87

OTHER MATTERS .............................................................   88
    Revocability of Proxies ...............................................   88
    Solicitation Costs ....................................................   88
    Experts ...............................................................   88
    Other Matters .........................................................   89
    Where You Can Find More Information ...................................   89


                                      (ii)

    Special Note Regarding Forward-Looking Statements .....................   90

INDEX TO FINANCIAL STATEMENTS .............................................   92

EXHIBIT A - AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER................A-1
EXHIBIT B - CHAPTER 805, ACT 5, SECTION 11.70 OF THE ILLINOIS BUSINESS
            CORPORATION ACT..................................................B-1


                                     (iii)

                  QUESTIONS AND ANSWERS ABOUT THE TRANSACTIONS

Q:    What is a merger?

A: A merger is an amalgamation of two corporate entities pursuant to statutory provisions in which one of the corporations survives and the other disappears. In a merger, one company absorbs the other, the latter ceasing to exist as a separate legal entity, and the former retaining its own name, identity and acquiring assets, liabilities, and powers of the latter.

Q:    Why is BAB executing the Merger Agreement and recommending the Merger?

A: BAB believes that the industry conditions have depressed the value of restaurant stocks and that the Merger and the Spin-off offer an opportunity for BAB stockholders to diversify their investment in BAB while substantially retaining their current investment.

Q:    What happens to my shares in BAB after the Merger?

A: Nothing will happen to the shares you currently own of BAB. At the Effective Time, the issued and outstanding common stock of Planet Zanett will be automatically converted into and exchanged for shares of BAB Common Stock in the ratio of 219,892.95 shares of BAB Common Stock for each share of Planet Zanett common stock, or an aggregate of 21,989,295 shares of BAB Common Stock.

Q:    What is the purpose of the Domestication Merger?

A: The Domestication Merger will make BAB a Delaware corporation, subject to the laws of Delaware rather than Illinois. Planet Zanett is requiring the Domestication Merger as a condition to the Merger as it believes that Delaware corporation law is preferable to Illinois law for its ongoing business operations because it offers greater management flexibility and is more fully developed and supported by extensive judicial decisions.

Q:    What is the purpose of the Spin-off?

A: The purpose of the Spin-off is to separate the existing restaurant operations of BAB from the operations of Planet Zanett and to return ownership of the existing operations of BAB to current BAB stockholders.

Q:    Is the Merger taxable?

A: Each party expects the Merger to be tax free. We describe the material U.S. federal income tax consequences of the transactions in more detail on page 81. The tax consequences to you will depend on the facts of your own situation. Please consult your tax advisors for a full understanding of the tax consequences to you of the Merger.

Q:    Is the Spin-off taxable?

A: BAB expects the Spin-off to be tax-free to BAB's U.S. shareholders and to have no immediate income tax effect on BAB. The tax consequences are more fully described in "Tax Consequences of the Spin-off" commencing on page 85.

Q:    What is a Certificate of Merger?

A: A certificate of merger is the document filed with the Secretary of State of the applicable State which sets forth certain facts about the transactions between the two merging entities. A merger becomes effective upon the proper filing of a certificate of merger with the Secretary of State.

Q:    What do I need to do now?

A: After carefully reading and considering the information contained in this Proxy Statement, please complete, sign and date your Proxy and return it in the enclosed return envelope as soon as possible, so that your shares may be represented at the Special Meeting. If you sign and send in your Proxy and do not indicate how you want to vote, we will count your Proxy as a vote in favor of adoption of the Merger agreement. If you abstain from voting or do not vote, it will have the same effect as a vote against the Merger.

      The Special Meeting will take place on October 18, at 10:00 a.m., local time, at Doubletree Suites, 1400 Milwaukee Ave., Glenview, IL 60025. You may attend the special meeting and vote your shares in person, rather than completing, signing, dating and returning your Proxy.

Q:    How do I Vote?

A: Just mail your signed proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the Special Meeting.

Q:    Can I change my vote after I have sent my Proxy card?

A: Yes. You can change your vote at any time before your Proxy is voted at the Special Meeting. You can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your Proxy. Second, you can complete and submit a new Proxy. If you choose either of these two methods, you must submit your notice of revocation or your new Proxy to BAB Holdings, Inc., 8501 W. Higgins Road, Suite 320, Chicago, Illinois 60631, Attention: Michael K. Murtaugh. Third, you can attend the Special Meeting and vote in person. Simply attending the Special Meeting, however, will not revoke your Proxy.

Q: If my BAB shares are held in "street name" by my broker, will my broker vote my shares for me?

A: No. Your broker will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without instructions, your shares will not be voted, which will have the same effect as a vote against the Merger.

Q:    Do I have dissenter's rights with respect to the transactions?

A:    Yes. Please see SUMMARY - Dissenters' Rights, commencing on page 12.

Q:    When do you expect the Merger to be completed?

A: We are working to complete the Merger as quickly as possible. We expect to complete the Merger shortly after the Special Meeting, if we obtain the required shareholder approval.

Q:    When will the Spin-off occur?

A:    We expect the Spin-off to occur within 60 days following the Merger.

Q: Has a fairness opinion been sought or obtained with respect to the transactions contemplated by the Merger Agreement?

A:    No. No fairness opinion has been sought or obtained by BAB or Planet
      Zanett.

Q:    What information will I receive in the future?

A: After completion of the Merger, each of BAB and BAB, Inc. will provide you with information concerning their respective operations and other information as required pursuant to applicable law.

Q:    What do I do with my stock certificates?

A: You should hold your stock certificates at this time. If the Merger is completed, you will receive written instructions regarding what needs to be done with your stock certificates.

Q:    Who can help answer my questions?

A: If you have any questions about the Merger or if you need additional copies of this Proxy Statement or the enclosed Proxy card, you should contact:

                         BAB Holdings, Inc.
                         8501 W. Higgins Road, Suite 320
                         Chicago, Illinois 60631
                         Attention: Michael K. Murtaugh

                                     SUMMARY

      This summary highlights selected information from this Proxy Statement and may not contain all of the information that is important to stockholders. To understand fully the transactions discussed in this Proxy Statement and for a more complete description of the legal terms of those transactions, stockholders should carefully read this entire Proxy Statement and the related documents referred to within this Proxy Statement and the Merger Agreement that is attached. Certain capitalized terms used and not defined in this Proxy Statement are defined in the Merger Agreement.

The Companies

      BAB Holdings, Inc. - the Business

      Overview. BAB was incorporated under the laws of the State of Illinois on November 25, 1992, and currently operates, franchises and licenses bagel, muffin and coffee retail units under the Big Apple Bagels, My Favorite Muffin and Brewster's Coffee trade names. As of May 28, 2000, BAB had 247 units in operation in 28 states, two Canadian provinces and Peru. BAB additionally derives income from the sale of its trademark bagels, muffins and coffee through non-traditional channels of distribution including under licensing agreements with Host Marriott Services Corporation (Host Marriott), Mrs. Fields Cookies, Alonti Deli and through direct home delivery of specialty muffin gift baskets and coffee.

      The Big Apple Bagels brand franchise and BAB-owned stores feature daily baked "from scratch" bagels, flavored cream cheeses, premium coffees, gourmet bagel sandwiches and other related products. Licensed Big Apple Bagels units serve BAB's par-baked frozen bagel products, freshly baked daily, and related products. The My Favorite Muffin brand consists of units operating as "My Favorite Muffin," featuring a large variety of freshly baked muffins, coffees and related products, and units operating as "My Favorite Muffin and Bagel Cafe," featuring these products as well as a variety of specialty bagel sandwiches and related products. BAB's Brewster's Coffee units are specialty coffee shops featuring a variety of premium arabica bean coffees -- freshly brewed or in bulk -- and related products. Big Apple Bagels units are concentrated in the Midwest and Western United States, while My Favorite Muffin units are clustered in the Middle Atlantic States and Florida. Brewster's Coffee units are currently located in Ohio. The Brewster's Coffee products are featured in all BAB-owned and many of the franchise units.

      BAB has grown significantly since its initial public offering in November 1995 through growth in franchise units, BAB-store development, acquisitions and the development of alternative distribution channels for its branded products. With the acquisition of My Favorite

Muffin Too, Inc. (MFM) on May 13, 1997, BAB immediately added 60 franchise and five BAB-operated units. Through this acquisition BAB is leveraging on the natural synergy of distributing muffin products in existing Big Apple Bagels units and, alternatively, bagel products and Brewster's Coffee in existing My Favorite Muffin units. Additionally, in February 1999, BAB acquired eight bagel store units and commissaries doing business as Jacobs Bros. Bagels ("Jacobs Bros.") in Chicago, Illinois. Most of the units have been converted to BAB-owned tri-branded stores.

      Description of Property. BAB's principal executive office, consisting of approximately 7,300 square feet, is located in Chicago, Illinois and is leased pursuant to a lease, expiring in June 2004. BAB believes that these facilities will be adequate to meet its needs for the remainder of the term of the lease. In connection with the MFM acquisition, BAB assumed a lease on approximately 6,600 square feet of office space used as the former MFM corporate headquarters, expiring in September 2000. In October 1997, BAB entered into 2 agreements to sublease the entire facility. These sublease agreements expire in March 2000 and September 2000, respectively. Additionally, BAB leases space for each of its BAB-owned stores. Lease terms of these stores are generally for initial terms of five years and contain options for renewal for one or more five-year terms.

      Planet Zanett Corporate Incubator, Inc. - the Business

      Overview. Planet Zanett was organized under the laws of the State of Nevada on March 21, 1996 under the name Willow Bay Associates, LLC ("Willow Bay"). On July 25, 2000, Willow Bay merged with Planet Zanett, a newly formed Nevada corporation in order to change to corporate form. Since inception, Planet Zanett has provided financial, managerial and business plan consulting services to concept-stage and development-stage e-commerce companies in which it or its affiliates, including Planet Zanett Angel Fund, L.P. (the "Partnership"), hold an equity interest. Generally, Planet Zanett works with two types of businesses: early stage businesses that have been started by others and have sought its financial and management assistance, and established companies which require Internet solutions to existing or potential business issues. If Planet Zanett wishes to enter a market in which it cannot locate an attractive affiliate company candidate, a new company may be created or assistance may be rendered to one of its affiliate companies to enable penetration into the new markets. Planet Zanett provides office space, equipment, network administration, telecommunications, business plan development and personnel and services to these businesses in addition to financing.

      Each business is managed as part of an integrated support network of "affiliate companies" that build on Planet Zanett's initial support and develop interrelationships among themselves, thereby accelerating their growth and development. Planet Zanett has established and will continue to establish relationships with companies outside of its network that will enable them to deliver additional services to affiliate companies that they might not otherwise be able to obtain.

      Planet Zanett divides its Internet Incubator operations into three distinct categories: (i) businesses which develop Web-based applications for corporate transactions, (ii) Asset Based Internet(TM) businesses which Planet Zanett forms in conjunction with a non-Web business to develop internet applications for that non-Web business that can be marketed to other industry participants, and

(iii) existing businesses that need to transfer a portion or all of their business operations to the Internet. While Planet Zanett may not provide all incubation services to this last category of affiliate company, significant investments are being made in such companies in order to provide them with services necessary for their growth.

      Management. The management team currently consists of Mr. Claudio Guazzoni and Mr. David McCarthy. Additional key personnel will join the firm in the future. In addition, Planet Zanett will have an Advisory Board consisting of knowledgeable and successful executives from a variety of backgrounds.

      Affiliate Companies. If Planet Zanett intends to maintain a controlling interest in the affiliate company for the foreseeable future, an investment in that company will be made directly. If Planet Zanett anticipates its investment will be diluted and it will not have a controlling interest, those investments will be made through the Partnership, the general partner of which is a wholly-owned subsidiary of Planet Zanett, Planet Zanett Asset Management, Inc. ("PZAM"). PZAM holds a 20% interest in the Partnership. The remainder of the Partnership's capital will come from private investors.

      Currently, Planet Zanett owns an interest in iZanett, Inc. and the Partnership owns interests in the following entities:

      o     Transpartner.com, Inc.
      o     Failsafe.com
      o     GlobeDrive.Com, Inc.
      o     IJE, Inc.
      o     Skoodles, Inc.
      o     iSwag, Inc.
      o     e.Salon, Inc.

      Planet Zanett is currently discussing investments in the following conceptual stage businesses:

      o     Codewriter.com
      o     LawyerForm.com
      o     WirelessPlanet
      o     RadioActiveFile.com (HotFile.com)

      Description of Property. Planet Zanett's principal office, consisting of approximately 9,800 square feet, is located at 135 East 57th Street, 15th Floor, New York, NY. The Zanett Securities Corporation, an affiliate of Planet Zanett provides this space and various support and administrative services to Planet Zanett under an agreement pursuant to which Planet Zanett reimburses Zanett Securities for the direct and indirect costs associated with the facilities and services.

The Merger

      General Description

      BAB is seeking your approval to certain transactions contemplated by the Merger Agreement between BAB and Planet Zanett. The Merger Agreement contemplates a series of transactions which will result in (i) issuing 21,989,295 shares of BAB Common Stock to Planet Zanett's shareholders, after which BAB's current Shareholders would own 10% of BAB on a fully diluted basis, and (ii) distribution to BAB's current shareholders of 100% ownership of BAB, Inc., which will hold all of the assets and liabilities of BAB's current business. Planet Zanett will engage in the Internet incubator business which is more fully described under the heading "INFORMATION CONCERNING PLANET ZANETT - Description of Business", commencing on page 50. The following discussion briefly summarizes the transactions contemplated by the Merger Agreement, which is attached hereto. This discussion is a summary only and is qualified in its entirety by the Merger Agreement which is attached to this Proxy Statement.

      Step One - Domestication Merger. BAB has formed a wholly-owned Delaware corporation, BAB (Delaware), Inc. BAB will merge with and into BAB Delaware, file a Certificate of Merger with the Secretary of State in both the States of Delaware and Illinois and the separate and independent existence of BAB shall cease and BAB Delaware shall be the surviving corporation and shall be governed by the Delaware General Corporation Law ("DGCL"). In addition, at the Effective Time, BAB will change its name to Planet Zanett, Inc. Unless noted otherwise, all references in this Proxy Statement to BAB shall be deemed to mean BAB prior to the consummation of the Domestication Merger and BAB Delaware thereafter. The objective of this transaction is to change BAB's state of domicile from Illinois to Delaware.

      Step Two - The Merger. BAB has formed a wholly-owned Delaware corporation, PZ Acquisition, Inc. In the Merger, Planet Zanett will merge with and into PZ Acquisition, Inc., with PZ Acquisition, Inc. continuing as the surviving corporation and a wholly-owned subsidiary of BAB. PZ Acquisition, Inc. will change its name to Planet Zanett Corporate Incubator, Limited. Unless noted otherwise, all references in this Proxy Statement to Planet Zanett shall be deemed to mean Planet Zanett prior to the Merger and PZ Acquisition, Inc. thereafter. The Merger shall become effective upon the proper filing of a certificate of merger with each of the Secretaries of State of the States of Delaware and Nevada.

      Effect on Securities. At the Effective Time, the issued and outstanding shares of Planet Zanett common stock shall automatically by virtue of the Merger be converted into and exchanged for shares of BAB Common Stock, in the ratio of 219,892.95 shares of BAB Common Stock for each share of Planet Zanett common stock, or an aggregate of 21,989,295 shares of BAB Common Stock (the "Merger Consideration").

      The result of this conversion and exchange will be that the shareholders in Planet Zanett will own an aggregate of 90% of the BAB Common Stock after the Merger on a fully diluted basis.

and BAB's current Shareholders will own an aggregate of 10% of the BAB Common Stock after the Merger on a fully diluted basis.

      Step Three - The Spin-off. Prior to the Merger becoming effective (the "Effective Time"), all of the assets of BAB related to BAB's current business operations will be transferred to BAB, Inc., which will assume all liabilities of BAB related to its current business operations. All subsidiaries of BAB engaged in BAB's current business operations will either become wholly-owned subsidiaries of BAB, Inc. or will be merged with and into BAB, Inc.

      Among other things, BAB, Inc. will agree to repay to BAB all amounts paid to retire BAB's indebtedness to CIB Bank which is expected to be approximately $1,400,000. BAB, Inc. will agree to pay off the loan in full, two years after the Effective Time, with quarterly interest payments being made at a floating rate of 1% over prime. This obligation will be secured by certain BAB, Inc. assets.

      BAB will declare a dividend consisting of all of the common stock of BAB, Inc. to holders of BAB Common Stock as of the Spin-off Record Date, payable as soon as practicable following the Effective Time. The Spin-off Record Date shall be a date which is not later than the date immediately preceding the Effective Time. The distribution of the BAB, Inc. common stock will be conditioned on the registration of BAB, Inc.'s common stock on Form 10-SB under the Securities Exchange Act of 1934. BAB will distribute an Information Statement with the dividend shares.

      For a further discussion of the Merger, see PROPOSAL 2, commencing on page 69.

Action to be Taken; Votes Required

      The presence, in person or by Proxy, of holders of a majority of shares of BAB Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting. The affirmative vote of two-thirds of holders of outstanding shares of BAB Common Stock entitled to vote is required for approval of each of PROPOSALS 1 and 2.

      All of the members of BAB's Board of Directors have indicated their intention to vote the BAB Common Stock owned by them or over which they have voting control in favor of each of the proposals at the Special Meeting. As of the Voting Record Date, members of the Board of Directors collectively owned or controlled 1,069,224 shares of BAB Common Stock, representing approximately 47.8% of the shares of BAB Common Stock issued and outstanding on the Voting Record Date and entitled to vote at the Special Meeting. Michael Evans and Michael Murtaugh (the "Principal BAB Stockholders"), have entered into a voting agreement (the "Voting Agreement") pursuant to which they have agreed to vote all shares of BAB Common Stock owned or controlled by them in favor of each of the proposals at the Special Meeting. As of the Voting Record Date, the Principal BAB Stockholders collectively owned or controlled 1,048,810 shares of BAB Common Stock, representing approximately 46.9% of the shares of BAB Common Stock issued and outstanding on the Voting Record Date and entitled to vote at the Special Meeting. The shares held by the Principal BAB Stockholders are included in the

1,069,224 shares of BAB Common Stock owned by members of the Board of Directors. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

      A stockholder of record may revoke a Proxy at any time before it has been exercised by filing a written revocation with BAB at the address of BAB set forth above, by filing a duly executed Proxy bearing a later date, or by appearing in person and voting by ballot at the Special Meeting. Any stockholder of record as of the Voting Record Date attending the Special Meeting may vote in person whether or not a Proxy has been previously given, but the presence (without further action) of a stockholder at the Special Meeting will not constitute revocation of a previously given Proxy. If the Special Meeting is adjourned for any reason, at any subsequent reconvening of the Special Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Special Meeting (except for any proxies that have theretofore effectively been revoked or withdrawn).

      The costs of preparing, assembling and mailing the Notice of Special Meeting, this Proxy Statement and the Proxy Card will be borne by Planet Zanett. In addition to soliciting stockholders by mail and through BAB employees, BAB will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have BAB stock registered in their names and will reimburse them for their reasonable, out-of-pocket costs. BAB may use its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation. BAB has also retained Corporate Investor Communications, Inc. to assist in obtaining proxies for the Special Meeting from brokers, nominees of stockholders and institutional investors. The estimated fee for such services, which is not contingent on the outcome of the voting is $6,500 plus out-of-pocket expenses.

      Each of the Proposals is contemplated solely in connection with, and approval of each is necessary for, consummation of the Merger. If any of Proposals 1, 2 and 3 fail to receive approval from the BAB stockholders, none of the Proposals will be implemented.

Reasons for the Merger

      Management and the Board of Directors of BAB carefully reviewed the past performance and future prospects for publicly traded restaurant stocks and, in particular, publicly traded bagel companies, and concluded that the proposed Merger presents an excellent opportunity to enhance shareholder value. For these reasons, the management and the Board of Directors concluded that it was in the best interest of the stockholders to enter into the Merger Agreement and to spin-off BAB, Inc. to the BAB stockholders resulting in BAB stockholders having a share of stock in both BAB and BAB, Inc. for every share of BAB currently held.

Voting Record Date

      The Board of Directors has fixed the close of business on September 8, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. Only stockholders of BAB Common Stock at the close of business on the Voting Record Date will be entitled to vote at the Special

Meeting. As of the Voting Record Date, there were 2,237,542 shares of BAB Common Stock outstanding and entitled to vote at the Special Meeting. Holders of BAB Common Stock outstanding as of the close of business on the Voting Record Date will be entitled to one vote for each share held by them.

Summary of the Merger Agreement

The following is only a summary of the Merger Agreement and is qualified in its entirety by the provisions of the Merger Agreement attached hereto as Exhibit A. Please refer to the more detailed summary of the Merger Agreement in PROPOSAL 2, commencing on page 73.

      Consideration for the Merger. The issued and outstanding common stock of Planet Zanett immediately prior to the Effective Time will automatically be converted into and exchanged for shares of BAB Common Stock, in the ratio of 219,892.95 shares of BAB Common Stock for each share of Planet Zanett common stock.

      Representations and Warranties. Each of BAB and Planet Zanett has made certain customary representations and warranties in the Merger Agreement relating to such matters as:

      o     corporate organization;
      o     capital structure;
      o     financial statements;
      o     compliance with laws; and
      o     title to and condition of assets.

      None of these representations and warranties of Planet Zanett or the BAB Entities contained in the Merger Agreement will survive the Effective Time. For a further description of these representations and warranties, see "PROPOSAL 2--THE MERGER AGREEMENT--Representations and Warranties" at page 73.

      Covenants. Planet Zanett and BAB have made certain covenants in the Merger Agreement relating to the conduct of their respective businesses prior to the Merger. Each of Planet Zanett and BAB has agreed to:

      o     maintain its corporate existence in good standing;
      o     maintain the general character of its business;
      o maintain in effect all of its presently existing insurance coverage (or substantially equivalent insurance coverage);
      o preserve its business organization intact, preserve its good will, keep available the services of its current officers and employees and preserve its present business relationships with its customers, clients and other Persons with which it has business relations; and
      o in all respects conduct its business only in the usual and ordinary manner consistent with past practice and perform in all material respects all material contracts or other obligations with banks, customers, clients, employees and others.

In addition, BAB and Planet Zanett have agreed to the following additional covenants:

      o Until the Effective Time, BAB has agreed not to engage in certain activities without the prior written consent of Planet Zanett.
      o BAB will, upon the request of Planet Zanett, take all reasonable steps to assist in any challenge to the validity or applicability of the transactions contemplated by the Merger Agreement, of any state takeover law.
      o Planet Zanett will enter into a binding agreement (the "Affiliates Agreement") with Zanett Securities Corporation, Claudio Guazzoni and David McCarthy ("Zanett Affiliates"), providing that all Zanett Affiliate Internet incubator investments which would result in the investor having "primary control," as defined in the Investment Company Act of 1940, will be made only through Planet Zanett or the Partnership.

      In addition to the covenants detailed above, each of the parties have made certain additional covenants, relating to, among other matters:

      o     restrictions on the making of press releases;
      o     confidentiality;
      o     access to one another's facilities and records; and
      o     the tax treatment of the Merger.

      For a further description of these covenants, see "PROPOSAL 2--THE MERGER AGREEMENT-Covenants" at page 74.

      Termination. The Merger Agreement may be terminated under certain conditions prior to the Effective Time including by mutual written consent of BAB and Planet Zanett and either party may terminate the Merger Agreement if the other party has breached the Merger Agreement. Please see "PROPOSAL 2--THE MERGER AGREEMENT-Termination" at page 79, for a summary of the termination provisions.

      Conditions. We will complete the Merger only if specific conditions are satisfied or, in some cases, waived, including:

      o BAB's stockholders and Planet Zanett's shareholders have approved the Merger and Related Transactions;
      o     no law or court order prohibits the Merger;
      o all required consents, approvals, waivers and authorizations have been obtained;
      o the parties' businesses have continued in the normal course and consistent with past practices; and

      o each party has been afforded reasonable access to all of its books, records and personnel to the other party and to its representatives, accountants, counsel and other agents.

      In addition to the conditions set forth above, the obligations of Planet Zanett and BAB to effect the Merger are subject to the satisfaction of certain additional conditions which are set forth in the Merger Agreement. See "PROPOSAL 2 - THE MERGER AGREEMENT - Conditions to Consummation of the Merger" at page 77.

Dissenters' Rights

      Under Illinois law, a BAB stockholder may assert dissenters' rights and obtain payment for his, her or its shares only if the stockholder delivers to BAB before the vote is taken a written demand for payment for his, her or its shares if the proposed transaction is consummated, and the stockholder does not vote in favor of the proposed transaction. BAB stockholders considering seeking dissenters' rights should recognize that the fair value of shares could be determined to be more than, the same as or less than the value of the BAB merger consideration. Stockholders who elect to exercise dissenters' rights must comply strictly with all of the procedures set forth in Chapter 805, Act 5, Section
11.70 ("Section 11.70") of the Illinois Business Corporation Act to preserve those rights. We have attached a copy of Section 11.70 of the Illinois Business Corporation Act, which sets forth these dissenters' rights, as Exhibit B to this Proxy Statement.

      A record owner of shares may assert dissenters' rights as to fewer than all the shares recorded in such person's name only if such person dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the record owner asserts dissenters' rights. The rights of a partial dissenter are determined as if the shares as to which dissent is made and the other shares were recorded in the names of different stockholders. A beneficial owner of shares who is not the record owner may assert dissenters' rights as to shares held on such person's behalf only if the beneficial owner submits to the corporation the record owner's written consent to the dissent before or at the same time the beneficial owner asserts dissenters' rights.

      Section 11.70 of the Illinois Business Corporation Act sets forth the required procedure a stockholder seeking to dissent must follow. Making sure that you actually perfect your dissenters' rights can be complicated. The procedural rules are specific and must be followed completely. Failure to comply with the procedure may cause you to lose your dissenters' rights. The following is only a summary of your rights and the procedure relating to dissenters' rights and is qualified in its entirety by the provisions of Section 11.70 of the Illinois Business Corporation Act. Please review Section 11.70 for the complete procedure. BAB will not give you any notice other than as described in this Proxy statement and as required by Illinois law.

      Dissenters' Rights Procedures. If you are a BAB stockholder and you wish to exercise your dissenters' rights, you must satisfy the following provisions of Section 11.70 of the Illinois Business Corporation Act. Only a record holder may demand payment for shares, and therefor, if you are the beneficial owner of shares held of record by a broker, bank or other nominee, you must direct such record owner to comply with the requirements of the statute.

      If you are a BAB stockholder who elects to exercise dissenters' rights, you should mail or deliver by hand a written demand to:

                BAB Holdings, Inc.
                8501 W. Higgins
                Suite 320
                Chicago, IL 60631
                Attention: Secretary

      It is important that BAB receives all written demands before the stockholder meeting on October 18, 2000. As explained above, this written demand should be signed by, or on behalf of, the stockholder of record. The written demand to dissent should specify the stockholder's name and mailing address, the number of shares of common stock owned, and that the stockholder is thereby exercising dissenters' rights of his, her or its shares.

      Within 10 days after the date on which the corporate action giving rise to the right to dissent is effective or 30 days after the stockholder delivers to the corporation the written demand for payment, whichever is later, the corporation shall send each stockholder who has delivered a written demand for payment a statement setting forth the opinion of the corporation as to the estimated fair value of the shares, the corporation's latest balance sheet as of the end of a fiscal year ending not earlier than 16 months before the delivery of the statement, together with the statement of income for that year and the latest available interim financial statements, and either a commitment to pay for the shares of the dissenting stockholder at the estimated fair value thereof upon transmittal to the corporation of the certificate or certificates, or other evidence of ownership, with respect to the shares, or instructions to the dissenting stockholder to sell his, her or its shares within 10 days after delivery of the corporation's statement to the stockholder. The corporation may instruct the stockholder to sell only if there is a public market for the shares at which the shares may be readily sold. If the stockholder does not sell within that 10 day period after being so instructed by the corporation, for the purposes of Section 11.70, the stockholder shall be deemed to have sold his, her or its shares at the average closing price of the shares, if listed on a national exchange, or the average of the bid and asked price with respect to the shares quoted by a principal market maker, if not listed on a national exchange, during that 10 day period.

      A stockholder who makes written demand for payment under Section 11.70 retains all other rights of a stockholder until those rights are cancelled or modified by the consummation of the proposed corporate action. Upon consummation of that action, the corporation shall pay to each dissenter who transmits to the corporation the certificate or other evidence of ownership of the shares the amount the corporation estimates to be the fair value of the shares, plus accrued interest, accompanied by a written explanation of how the interest was calculated.

      If the stockholder does not agree with the opinion of the corporation as to the estimated fair value of the shares or the amount of interest due, the stockholder, within 30 days from the delivery of the corporation's statement of value, shall notify the corporation in writing of the stockholder's estimated fair value and amount of interest due and demand payment for the difference between the stockholder's estimate of fair value and interest due and the amount of the payment by the corporation or the proceeds of sale by the stockholder, whichever is applicable.

      If, within 60 days from delivery to the corporation of the stockholder notification of estimate of fair value of the shares and interest due, the corporation and the dissenting stockholder have not agreed in writing upon the fair value of the shares and interest due, the corporation shall either pay the difference in value demanded by the stockholder, with interest, or file a petition in the circuit court of the county in which either the registered office or the principal office of the corporation is located, requesting the court to determine the fair value of the shares and interest due. The corporation shall make all dissenters, whether or not residents of this State, whose demands remain unsettled, parties to the proceeding as an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. Failure of the corporation to commence an action pursuant
Section 11.70 shall not limit or affect the right of the dissenting stockholders to otherwise commence an action as permitted by law.

      The jurisdiction of the court in which the proceeding is commenced under
Section 11.70 by a corporation is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the power described in the order appointing them, or in any amendment to it. Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds that the fair value of his, her or its shares, plus interest, exceeds the amount paid by the corporation or the proceeds of sale by the stockholder, whichever amount is applicable.

      The court, in a proceeding commenced Section 11.70, shall determine all costs of the proceeding, including the reasonable compensation and expenses of the appraisers, if any, appointed by the court, but shall exclude the fees and expenses of counsel and experts for the respective parties. If the fair value of the shares as determined by the court materially exceeds the amount which the corporation estimated to be the fair value of the shares or if no estimate was made, then all or any part of the costs may be assessed against the corporation. If the amount which any dissenter estimated to be the fair value of the shares materially exceeds the fair value of the shares as determined by the court, then all or any part of the costs may be assessed against that dissenter. The court may also assess fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable, (1) against the corporation and in favor of any or all dissenters if the court finds that the corporation did not substantially comply with the requirements of subsections (a), (b), (c),
(d), or (f) of Section 11.70, and (2) against either the corporation or a dissenter and in favor of any other party if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by Section 11.70.

      If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to that counsel reasonable fees to be paid out of the amounts awarded to the dissenters who are benefitted.

      If you fail to comply strictly with the procedures described above you may lose your dissenters' rights. Consequently, if you wish to exercise your dissenters' rights, we strongly urge you to consult a legal advisor.

Accounting Treatment of the Merger

      For accounting purposes, the Merger will be treated as a recapitalization of Planet Zanett with Planet Zanett as the acquiror (reverse acquisition).

Regulatory Approvals

      No regulatory approvals are required to complete the transactions contemplated by the Merger Agreement.

Material Federal Income Tax Consequences

      The following discussion is a summary of the material U.S. federal income tax consequences of the Merger. This summary does not discuss all aspects of U.S. federal income taxation that may be relevant to you in light of your particular tax circumstances, nor does it discuss any state, local, foreign or non-income tax consequences. This discussion does not address the federal income tax consequences that may be applicable to taxpayers subject to special treatment under the Internal Revenue Code of 1986, as amended, which will be referred to as the "Code" in the following discussion. For example:

      o     tax-exempt entities;
      o     partnerships, S corporations and other pass-through entities;
      o     mutual funds;
      o     insurance companies and other financial institutions;
      o     dealers in securities;
      o stockholders who hold their shares as part of a hedge, appreciated financial position, straddle or conversion transaction;
      o stockholders who acquired their shares through the exercise of options or otherwise as compensation or through a tax-qualified retirement plan; and
      o individuals who are not citizens or residents of the United States, foreign corporations and other foreign entities.

      This discussion is based on the Code, Treasury Department regulations, published positions of the Internal Revenue Service, which is referred to in this document as the "IRS," and court decisions now in effect, all of which are subject to change. In particular, the U.S. Congress could enact legislation or the Treasury Department could issue regulations or other guidance, including, without limitation, regulations issued pursuant to its broad authority under Section 337(d) of the Code, affecting the treatment of stock with characteristics similar to the Planet Zanett Common Stock. Any such change, which may or may not be retroactive, could alter the tax consequences discussed in this document.

      Because your BAB Common Stock remains unchanged, the Merger will not cause you to recognize any gain or loss for U.S. federal income tax purposes. We expect that, for U.S. federal income tax purposes, the exchange of Planet Zanett common stock for BAB Common Stock generally will not cause shareholders of Planet Zanett to recognize any gain or loss.

Selected Unaudited Pro Forma Financial Data

       BAB Holdings, Inc.
                                                              Six Months Ended
                                                                May 28, 2000
                                                              ----------------
Statement of Operations Data: (1)
       Total Revenues ..................................        $         0
       Income from continuing operations ...............                  0
       Income from continuing operations
             per share - basic and diluted .............                  0

                                                                   As of
                                                                May 28, 2000
                                                              ----------------
Balance Sheet Data: (1)
       Total Assets ....................................        $ 4,000,110
       Long-term debt, excluding current portion .......                  0
       Stockholders' equity ............................          3,994,339

       BAB, Inc.

                                                              Six Months Ended
                                                                May 28, 2000
                                                              ----------------
Statement of Operations Data: (1)
       Total Revenues ..................................        $ 6,903,181
       Loss from continuing operations .................            (39,507)
       Loss from continuing operations
             per share-basic and diluted ...............              (0.01)

                                                                   As of
                                                                May 28, 2000
                                                              ----------------
Balance Sheet Data: (1)
       Total Assets ....................................        $12,010,385
       Long-term debt, excluding current portion .......          1,161,959
       Stockholders' equity ............................          5,921,527

(1) See notes to unaudited pro forma financial information commencing on page 36 of this proxy statement.

                                  RISK FACTORS

Risks Particular to the Merger

Planet Zanett has a very limited operating history.

      Planet Zanett recently began to implement its current business plan and therefore has a very limited operating history upon which you may evaluate Planet Zanett. In addition, all of Planet Zanett's current affiliate companies are early stage companies that have limited operating histories and most have generated very limited, if any, revenues or earnings from operations since inception.

Planet Zanett's proposed operations are speculative in nature and may not ever result in any operating revenues or profits.

      Planet Zanett is not certain its business model, even if successful, will result in significant operating revenues or profits. Planet Zanett's success depends upon its ability to develop or select affiliate companies that are ultimately successful. Although Planet Zanett expects to derive the cash flow necessary to fund its day-to-day operations from income generated from services provided to affiliate companies, this will not provide significant income or funds for additional affiliate companies. As of the date of this Proxy Statement, none of Planet Zanett's affiliate companies have generated operating revenues sufficient to pay dividends. Furthermore, Planet Zanett has not generated any significant revenues from the sale of its equity interests in its affiliate companies or from services provided to the affiliate companies. Accordingly, Planet Zanett does not have an established history of selecting and developing successful affiliate companies. Economic, governmental, regulatory and industry factors outside Planet Zanett's control affect each of its affiliate companies. If the affiliate companies do not successfully implement their business plans with the assistance of Planet Zanett's experiences and methodologies, then we will not be able to achieve our business plan. Accordingly, if these events occur, then Planet Zanett will not generate any revenues and the value of its assets and the market price of its common stock will decline. There are also material risks relating to the businesses of Planet Zanett's affiliate companies. Accordingly, the success of Planet Zanett's operations will be dependent upon the management and operations of its affiliate companies, the timing of the marketing of the affiliate companies' products and numerous other factors beyond Planet Zanett's control.

Planet Zanett's success could be impaired by valuations placed on Internet-related companies by the investment community and by limitations on our and our affiliate companies' access to the capital markets.

      Planet Zanett's strategy involves creating value for its stockholders by developing its affiliate companies and helping them to gain access to the capital markets so that they can raise additional funds to satisfy their business plans. Since Planet Zanett's and the Partnership's initial acquisitions have been equity interests in Internet companies, it is dependent on the success of the market for Internet-related companies in general and for initial public offerings of those companies in particular. Until March 2000, there had been a substantial number of Internet-related initial public offerings and private venture financings. Commencing during the second half of March 2000, the domestic and international stock markets have generally experienced a significant correction and the public trading prices, market capitalizations and valuations of many technology and Internet-related companies have significantly decreased. During this period, Internet-related initial public offerings and private venture financings have decreased in both number and size. If present market conditions continue for an extended period of time, the ability of Planet Zanett's affiliate companies to grow and access the capital markets may be impaired and Planet Zanett may need to provide additional capital to its affiliate companies in order to ensure that they meet their business plans on a timely basis and to protect the value of Planet Zanett's equity holdings. Furthermore, if present market conditions continue for an extended period of time, Planet Zanett may be unable to access the capital markets to raise sufficient funds to enable it to provide additional capital to its affiliate companies on a timely basis. If Planet Zanett is unable to provide additional capital to its affiliate companies in these circumstances on a timely basis, the affiliate companies' operations may suffer, and Planet Zanett may not successfully implement its business plan resulting in the decrease in value of its common stock.

Planet Zanett's plans to expand into international markets exposes it to less developed markets, currency fluctuations and political instability which could adversely impact its financial results and its affiliate companies' ability to conduct business.

      Planet Zanett is pursuing B2B e-commerce opportunities outside the United States. This international expansion exposes it to several risks, including the following:

      Less Developed Markets. Planet Zanett believes that e-commerce markets
     ----------------------
outside the United States are less developed than the United States e-commerce market. If the e-commerce markets outside the United States do not continue to mature, any of its affiliate companies outside the United States may not succeed.

      Currency Fluctuations. When Planet Zanett purchases interests in
      ---------------------
non-United States affiliate companies for cash, it will likely have to pay for the interests using the currency of the country where the prospective affiliate company is located. Similarly, although it is Planet Zanett's intention to act as a long-term affiliate to its affiliate companies, if Planet Zanett sold an interest in a non-United States affiliate company it might receive foreign currency.

      To the extent that Planet Zanett transacts business in foreign currencies, fluctuations in the relative value of these currencies and the United States dollar may adversely impact its financial results.

      Compliance with Laws. As Planet Zanett expands internationally, it will
      --------------------
become increasingly subject to the laws and regulations of foreign countries. Planet Zanett may not be familiar with these laws and regulations, and these laws and regulations may change at any time.

      Political Instability. Planet Zanett may purchase interests in foreign
      ---------------------
affiliate companies that are located, or transact business in, parts of the world that experience political instability.

Political instability may have an adverse impact on the subject country's economy, and may limit or eliminate an affiliate company's ability to conduct business.

Planet Zanett may be unable to obtain maximum value for its affiliate company interests.

      Planet Zanett has significant positions in its affiliate companies. While Planet Zanett generally does not anticipate selling its interests in the affiliate companies, if Planet Zanett were to divest all or part of an interest in an affiliate company, it may not receive maximum value for this position. For affiliate companies with publicly- traded stock, Planet Zanett may be unable to sell its interest at then-quoted market prices. Furthermore, for those affiliate companies that do not have publicly- traded stock, the realizable value of Planet Zanett interests may ultimately prove to be lower than the carrying value currently reflected in our consolidated financial statements.

Planet Zanett may not have opportunities to acquire interests in additional companies, which would affect its growth strategy.

      Planet Zanett may be unable to identify companies that complement its strategy, and even if it does identify a company that complements its strategy, we may be unable to acquire an interest in the company for many reasons, including: a failure to agree on the terms of the acquisition, such as the amount or price of the acquired interest; incompatibility between Planet Zanett and management of the company; competition from other acquirors of B2B e-commerce companies; a lack of capital to acquire an interest in the company; and the unwillingness of the company to affiliate with Planet Zanett. If Planet Zanett cannot acquire interests in attractive companies, our strategy to build a collaborative network of affiliate companies may not succeed.

Planet Zanett's resources and its ability to manage newly acquired affiliate companies may be strained as it acquires more and larger interests in B2B e-commerce companies.

      Planet Zanett has acquired, and plans to continue to acquire, significant interests in B2B e-commerce companies that complement its business strategy. In the future, Planet Zanett may acquire larger percentages or larger interests in companies than it has in the past, or it may seek to acquire 100% ownership of companies. Planet Zanett may also spend more on individual acquisitions than it has in the past. These larger acquisitions may place significantly greater strain on Planet Zanett's resources, ability to manage such companies and ability to integrate them into its collaborative network. Future acquisitions are subject to the following risks: Planet Zanett's acquisitions may cause a disruption in its ongoing support of affiliate companies, distract its management and other resources and make it difficult to maintain Planet Zanett's standards, controls and procedures. Planet Zanett may acquire interests in companies in B2B e-commerce markets in which it has little experience. Planet Zanett may not be able to facilitate collaboration between affiliate companies and new companies that it acquires. To fund future acquisitions Planet Zanett may be required to incur debt or issue equity securities, which may be dilutive to existing shareholders.

There is a scarcity of and competition for acquisition opportunities.

      There are a limited number of technology-based businesses seeking investment capital which Planet Zanett deems to be desirable candidates to become affiliate companies and there is a very high level of competition among companies seeking to acquire interests in these entities. Planet Zanett is and will continue to be a very minor participant in the business of seeking business relationships with, and acquisitions of interests in, early stage technology businesses of which Internet companies presently constitute the largest concentration. A large number of established and well-financed entities, including venture capital firms, are active in acquiring interests in companies which Planet Zanett may find to be desirable candidates to become affiliate companies. Many of these investment-oriented entities have significantly greater financial resources, technical expertise and managerial capabilities than Planet Zanett. Consequently, Planet Zanett will be at a competitive disadvantage in negotiating and executing possible investments in these entities as many competitors generally have easier access to capital, which entrepreneurs of development stage companies generally place greater emphasis on than obtaining the management skills and networking services that Planet Zanett provides to its affiliate companies. Even if Planet Zanett is able to successfully compete with these venture capital entities, this competition may affect the terms of completed transactions and, as a result, Planet Zanett may pay more than it expected for interests in affiliate companies. Planet Zanett may not be able to identify companies that complement its strategy, and even if it identifies a company that complements its strategy, it may be unable to acquire an interest in the company for many reasons, including:

      o a failure to agree on the terms necessary for a transaction, such as the amount or price of Planet Zanett's equity interest;
      o incompatibility between Planet Zanett's operational strategies and management philosophies and those of the affiliate company;
      o     competition from other acquirers of Internet companies; and
      o the unwillingness of a potential affiliate company to affiliate with Planet Zanett's corporation or its other affiliate companies.

If Planet Zanett is unable to successfully compete with other entities in identifying and executing possible business opportunities, then it will not be able to successfully implement its business plan.

      Planet Zanett faces competition from other potential acquirers of B2B e-commerce companies which could affect its ability to build successful affiliate companies. Planet Zanett faces competition from other capital providers, including publicly-traded Internet companies, venture capital companies and large corporations. Many of these competitors have greater financial resources and brand name recognition than Planet Zanett. These competitors may limit Planet Zanett's opportunity to acquire interests in new affiliate companies. If Planet Zanett cannot acquire interests in attractive companies on reasonable terms, its strategy to build a collaborative network of affiliate companies may not succeed.

Planet Zanett may be required to dispose of its interests in its affiliate companies or take other actions which it would not otherwise take in order to avoid classification as an investment company under the Investment Company Act of 1940.

      Although Planet Zanett is primarily engaged in the business of e-commerce through its affiliate companies, and in managing the assets of the Partnership its ownership of minority equity interests in affiliate companies could result in Planet Zanett's classification as an investment company under the Investment Company Act of 1940. If Planet Zanett is required to register as an investment company, then it will incur substantial additional expense as the result of the Investment Company Act of 1940's record keeping, reporting, voting, proxy disclosure and other requirements. In addition, restrictions on transactions between an investment company and its affiliates under the Investment Company Act of 1940 would make it difficult, if not impossible, for Planet Zanett to fully implement its strategy of actively managing, operating and promoting collaboration among its network of affiliate companies. As a result, Planet Zanett intends to take whatever steps are necessary in order not to be required to register as an investment company, and may be forced to sell interests in affiliate companies which it otherwise would continue to hold. Such sales may be for less than fair market value due to Planet Zanett's need to dispose of the securities. The rules under the Investment Company Act provide in part that an entity is presumed not to be an investment company if 45% or less of the value of its total assets (excluding government securities and cash) consists of, and 45% or less of its income over the last four quarters is derived from, securities other than either government securities or securities issued by entities that it primarily controls which are not themselves engaged in the business of investing in securities. As the regulations governing the relationship between an investment company and the entities in which it invests are inconsistent with the manner in which Planet Zanett intends to provide services to its affiliate companies, it is critical to Planet Zanett's business plan that Planet Zanett not be an investment company subject to the Investment Company Act.

      Under current federal securities regulations, Planet Zanett will be considered to primarily control an entity if it owns more than 25% of its voting securities and has more control than any other single owner. To alleviate concerns raised by the Investment Company Act of 1940, if Planet Zanett intends to maintain a controlling interest in the affiliate company for the foreseeable future, it may hold that interest directly.

Planet Zanett expects its affiliate companies to grow rapidly and if Planet Zanett is unable to assist them in sustaining and managing their growth, the affiliate companies' businesses will suffer, which will adversely affect Planet Zanett's business.

      Planet Zanett's affiliate companies may experience rapid growth as they introduce new products and services and hire additional employees to manage expanded areas of development and service a growing number of consumers. Since such growth may not be accompanied by immediate increases in revenues, this growth is likely to place significant strain on their resources and on the resources Planet Zanett allocates to assist its affiliate companies. In addition, Planet Zanett's management may be unable to convince its affiliate companies to adopt its ideas effectively, and the affiliate companies may fail in their attempt to execute its ideas or successfully manage their growth. If Planet Zanett is unable to effectively assist its affiliate companies in managing their growth, then they may not sustain profitable operations and the value of our common stock may decrease.

Planet Zanett's growth is dependent upon Planet Zanett producing revenue sufficient to cover Planet Zanett's increasing expenses.

      Planet Zanett's expenses will increase as it builds an infrastructure to implement its business model. Planet Zanett expects to hire additional employees and expand information technology systems. Planet Zanett also plans to significantly increase its operating expenses to: broaden its affiliate company support capabilities; explore acquisition opportunities and alliances with other companies; facilitate business arrangements among affiliate companies; and expand its business internationally. Expenses will also increase due to the effect of goodwill amortization and other charges resulting from completed and future acquisitions. If any of these and other expenses are not accompanied by increased revenue, Planet Zanett's losses will be greater than anticipated.

Planet Zanett's success is dependent on its continued employment of Claudio Guazzoni and David McCarthy, and the continued employment by its affiliate companies of their key personnel, and if Planet Zanett were to lose the services of these individuals, its business and the businesses of the affiliate companies would be negatively affected.

      Planet Zanett believes its success and the success of its affiliates will depend on continued employment of senior management and key technical personnel. If one or more members of our management team or the management teams of any of its affiliate companies are unable or unwilling to continue in their present positions, Planet Zanett's business and operations could be disrupted.

      Planet Zanett's efficiency may be limited while Messrs. Guazzoni and McCarthy are the only members of the management team. In addition, Planet Zanett may be unable to identify and hire additional qualified management and professional personnel to help lead it and its affiliate companies.

      Planet Zanett's affiliate companies will need to continue to hire additional qualified personnel as their businesses grow. A shortage in the number of trained technical and marketing personnel could limit the ability of its affiliate companies to increase the sales of their existing products and services and launch new product offerings.

Planet Zanett expects its quarterly results will fluctuate significantly.

      Overall Planet Zanett expects its quarterly results will fluctuate significantly due to many factors, including: the operating results of its affiliate companies; changes in equity losses or income and amortization of goodwill related to the acquisition or divestiture of interests in affiliate companies; changes in methods of accounting for affiliate company interests, which may result from changes in ownership percentages of affiliate companies; sales of equity securities by affiliate companies, which could cause to recognize gains or losses under applicable accounting rules; the pace of development or a decline in growth of the B2B e-commerce market; intense competition from other potential acquirors of B2B e-commerce companies, which could increase Planet Zanett's cost of acquiring interests in additional companies, and competition for the goods and services offered by its affiliate companies; and Planet Zanett's ability to effectively manage its growth and the growth of its affiliate companies during the anticipated rapid growth of the global B2B e-commerce market. Planet Zanett believes period-to-period comparisons of its operating results are not meaningful. If Planet Zanett's operating results in one or more quarters do not meet securities analysts' or stockholder's expectations, the price of its Common Stock could decrease.

Planet Zanett invests in early stage companies which may never develop into profitable operating companies.

      Planet Zanett invests in conceptual-stage, development-stage and newly-formed operating companies. These companies may not evolve into profitable operating companies or Planet Zanett may stop funding an affiliate company before it has the opportunity to become profitable. In addition, Planet Zanett may stop the development of affiliate companies created in-house. Accordingly, certain of the affiliate companies contained in this Proxy Statement may never evolve into profitable operating companies and Planet Zanett and the Partnership may incur significant losses from their investments.

Most of Planet Zanett's affiliate companies will require significant additional financing to execute their business plans.

      Most of Planet Zanett's affiliate companies will require significant additional financing to execute their business plans. Although Planet Zanett intends to assist its affiliate companies in obtaining this financing, there is no assurance that these affiliate companies will be able to obtain this financing on a timely basis. If any of Planet Zanett's affiliate companies are unable to obtain the required financing on a timely basis, then they may not be able to execute their business plans.

Planet Zanett's affiliate companies have competitors.

      Planet Zanett's affiliate companies may fail if their competitors provide superior Internet-related offerings or continue to have greater resources than its affiliate companies. Competition for Internet products and services is intense. As the market for B2B e-commerce grows, Planet Zanett expects that competition will intensify. Barriers to entry are minimal, and competitors can offer products and services at a relatively low cost. In addition, many of Planet Zanett's affiliate companies' competitors have greater financial, marketing and other resources than its affiliate companies.

      Planet Zanett's affiliate companies compete for a share of a customer's purchasing budget for services, materials and supplies with other online providers and traditional distribution channels, dollars spent on consulting services with many established information systems and management consulting firms, and advertising budget with online services and traditional off-line media, such as print and trade associations. In addition, some of Planet Zanett's affiliate companies compete to attract and retain a critical mass of buyers and sellers.

      Several companies offer competitive solutions that compete with one or more of Planet Zanett's affiliate companies. Planet Zanett expects that additional companies will offer competing solutions on a stand-alone or combined basis in the future. Furthermore, Planet Zanett's affiliate companies' competitors may develop Internet products or services that are superior to, or have greater market acceptance than, the solutions offered by its affiliate companies. If Planet Zanett's affiliate companies are unable to compete successfully against their competitors, its affiliate companies may fail.

Planet Zanett's affiliate companies' businesses may be disrupted if they are unable to upgrade their systems to meet increased demand.

      Capacity limits on some of Planet Zanett's affiliate companies' technology, transaction processing systems and network hardware and software may be difficult to project and they may not be able to expand and upgrade their systems to meet increased use. As traffic on Planet Zanett's affiliate companies' Web sites continues to increase, they must expand and upgrade their technology, transaction processing systems and network hardware and software. Affiliate companies may be unable to accurately project the rate of increase in use of their Web sites. In addition, affiliate companies may not be able to expand and upgrade their systems and network hardware and software capabilities to accommodate increased use of their Web sites. If Planet Zanett's affiliate companies are unable to appropriately upgrade their systems and network hardware and software, the operations and processes of its affiliate companies may be disrupted.

The success of Planet Zanett's affiliate companies presently depends on the development of the e-commerce market, which is uncertain.

      Most of Planet Zanett's affiliate companies rely on the Internet for the success of their businesses. The development of the e-commerce market is in its early stages. If widespread commercial use of the Internet does not continue to develop, or if the Internet does not expand as an effective medium for the sale of products and services, Planet Zanett's affiliate companies may not succeed.

      If consumer use of the Internet to purchase goods and services does not continue to develop and expand, then these affiliate companies may not attract a sufficient customer base and their businesses may be adversely affected. In addition, if businesses do not continue to use or expand their use of the Internet for conducting business then some of Planet Zanett's affiliate companies may not develop an adequate customer base to execute their business plans.

      A number of factors could prevent the long-term acceptance of e-commerce business, including the following:

      o the unwillingness of businesses to shift from traditional business processes to e-commerce processes;
      o the necessary network infrastructure for substantial growth in usage of e-commerce may not be adequately developed;
      o increased government and securities regulation or taxation may adversely affect the viability of e-commerce;
      o insufficient availability of telecommunication services or changes in telecommunication services could result in slower response times for the users of e-commerce; and
      o concern and adverse publicity about the security of e-commerce transactions.

Changes in federal and state tax treatment of Internet sales could result in decreased revenues for some of Planet Zanett's affiliate companies.

      The imposition of sales taxes on Internet sales would increase the effective cost of goods to purchasers from certain of Planet Zanett's affiliate companies and may result in lower sales. Currently, affiliate companies are not required to charge any customer sales and usage tax, and there is a federally imposed moratorium on taxation of Internet transactions. However, the growth of Internet commerce is likely to lead state revenue agencies to pursue taxation on Internet sales. To the extent that states are successful in imposing taxes on Internet sales, the result will be an effective increase in the cost of goods purchased through Internet websites. Consumers may respond by shifting to traditional purchasing methods such as catalog sales which often do not impose sales tax or interstate shipments or store purchases which do not involve shipping costs.

Concerns regarding security of transactions and transmitting confidential information over the Internet may have an adverse impact on the business of Planet Zanett's affiliate companies.

      Planet Zanett believes that concern regarding the security of confidential information transmitted over the Internet prevents many potential customers from engaging in online transactions. If Planet Zanett's affiliate companies that depend on these types of transactions do not add sufficient security features to their future product releases, its affiliate companies' products may not gain market acceptance or its affiliate companies may incur additional legal exposure. Despite the measures taken by Planet Zanett's affiliate companies, their web sites remain potentially vulnerable to physical or electronic break-ins, viruses or similar problems. If a person circumvents the security measures imposed by any one of Planet Zanett's affiliate companies, he or she could misappropriate proprietary information or cause interruption in operations of the affiliate company. Security breaches that result in access to confidential information could damage the reputation of any one of the affiliate companies and expose the affiliate company affected to a risk of loss or liability. Some of Planet Zanett's affiliate companies may be required to make significant investments and efforts to protect against or remedy security breaches. Additionally, as e-commerce becomes more widespread, affiliate companies' customers will become more concerned about security. If affiliate companies are unable to adequately address these concerns, they may be unable to sell their goods and services.

Rapid technological changes may prevent Planet Zanett's affiliate companies from remaining current with their technical resources and maintaining competitive product and service offerings.

      The markets in which affiliate companies operate are characterized by rapid technological change, frequent new product and service introductions and evolving industry standards. Significant technological changes could render their existing Web site technology or other products and services obsolete. The e-commerce market's growth and intense competition exacerbate these conditions. If Planet Zanett's affiliate companies are unable to successfully respond to these developments or do not respond in a cost-effective way, its business, financial condition and operating results will be adversely affected. To be successful, affiliate companies must adapt to their rapidly changing markets by continually improving the responsiveness, services and features of their products and services and by developing new features to meet the needs of their customers. Planet Zanett's success will depend, in part, on its affiliate companies' ability to license leading technologies useful in their businesses, enhance their existing products and services and develop new offerings and technology that address the needs of their customers. Planet Zanett's affiliate companies will also need to respond to technological advances and emerging industry standards in a cost- effective and timely manner.

Government regulations and legal uncertainties may place financial burdens on Planet Zanett's business and the businesses of its affiliate companies.

      There are few laws or regulations, at either the state or federal level, directed specifically at e-commerce. Despite the scarcity of laws targeted at e-commerce, courts and administrative agencies have shown an increased willingness to apply traditional legal doctrines to cyberspace in areas including libel, wire fraud, copyright, trade secrets, unfair competition, consumer protection, monopolies, and unfair trade practices, creating an aura of uncertainty regarding the legality of certain widespread practices. It is possible that court decisions on issues such as protection of databases and privacy rights may affect the valuation of Planet Zanett's business and the businesses of its affiliate companies, call into question the viability of current business practices, and require the revision of certain business models. Because of the Internet's popularity and increasing use, as well as the sometimes imperfect fit of traditional legal doctrines to Internet-related issues, new laws and regulations may be adopted. These laws and regulations may cover issues such as the collection and use of data from Web site visitors and related privacy issues, spam, pricing, content, copyrights, online gambling, distribution and quality of goods and services. The enactment of any additional laws or regulations may impede the growth of the Internet and B2B e-commerce, which could decrease the revenue of Planet Zanett's affiliate companies and place additional financial burdens on its business and the businesses of affiliate companies. Laws and regulations directly applicable to e-commerce or Internet communications are becoming more prevalent. For example, the United States Congress recently enacted laws regarding online copyright infringement and the protection of information collected online from children. Although these and other laws may not have a direct adverse effect on Planet Zanett's business or those of its affiliate companies, they add to the legal and regulatory uncertainty faced by B2B e-commerce companies. Importantly, the current moratorium on certain Internet taxes expires in October 2001, and there is some chance that it will not be extended. If not, e-commerce businesses could be faced with an array of state and local taxes that could impede the growth prospects of Planet Zanett's affiliate companies.

Following the Merger, BAB's Common Stock price is likely to be highly volatile.

      The trading prices of many technology and Internet-related company stocks, have experienced significant price and volume fluctuations in recent months. These fluctuations often have been unrelated or disproportionate to the operating performance of these companies. Any negative change in the public's perception of the prospects of Internet or e-commerce companies could depress the stock price regardless of results. The following factors will add to BAB's Common Stock price's volatility: actual or anticipated variations in quarterly results and those of the affiliate companies; new sales formats or new products or services offered affiliate companies and their competitors; changes in the financial estimates of the affiliate companies by securities analysts; changes in the size, form or rate of Planet Zanett's acquisitions; conditions or trends in the Internet industry in general and the B2B e-commerce industry in particular; announcements by the affiliate companies and their competitors of technological innovations; announcements by us or our affiliate companies or our competitors of significant acquisitions, strategic partnerships or joint ventures; changes in the market valuations of the affiliate companies and other Internet companies; BAB's capital commitments; negative changes in the public's perception of the prospects of e-commerce companies; general economic conditions such as a recession, or interest rate or currency rate fluctuations; additions or departures of key personnel of BAB or of affiliate companies; and additional sales of BAB securities. Many of these factors will be beyond BAB's control. These factors may decrease the market price of BAB's Common Stock, regardless of operating performance. In the past, securities class action litigation has often been brought against a company following periods of volatility in the market price of its securities. BAB may in the future be the target of similar litigation. Securities litigation could result in substantial costs and divert management's attention and resources, which could have a material adverse effect on BAB's business, operating results and financial condition.

BAB Stockholders may experience dilution of their ownership interests due to the issuance of additional shares of our common stock.

      We may in the future issue previously authorized and unissued securities which will result in the dilution of the ownership interests of existing stockholders. In particular, we may issue additional shares of its common stock in connection with:

      o     the hiring of additional personnel;
      o     future acquisitions;
      o for other valid business purposes within the discretion of the Board of Directors.

The influx of additional shares of BAB common stock into the market may create downward pressure on the trading price of BAB common stock.

      The initial sale or secondary resale of substantial amounts of BAB common stock in the public markets can have an adverse effect on the market price of BAB common stock and make it more difficult for us to sell equity securities in the future at prices deemed appropriate. Since our operations may be funded through the sale of restricted securities, a significant amount of issued and outstanding securities may not be eligible for public resale until completion of holding periods imposed by contract and/or by statute. The resale of these shares into the public market, or the mere perception that these resales could occur, could adversely affect the market price of BAB common stock and could impair our ability to obtain capital through securities offerings.

BAB stock may be delisted from the Nasdaq SmallCap Market.

      Prior to the Merger, BAB common stock will be traded on the Nasdaq SmallCap Market. Due to the change in BAB's business as a result of the Merger and Spin-off, BAB will be required to reapply for Nasdaq SmallCap Market listing. Although we believe that this listing application will be approved, it may not be, in which event BAB's common stock will be quoted on the OTC Bulletin Board. This market tends to be less liquid and more volatile than the Nasdaq SmallCap Market, as a result of which BAB's stock may be more prone to fluctuations in price.

Risks Particular to the Spin-off

      These risk factors relate to the historical business of BAB (which consisted solely of the operations of the "Operating Subsidiaries", i.e., BAB Operations, Inc., BAB Systems, Inc., My Favorite Muffin Too, Inc. and Brewster's Coffee, Inc.) and the anticipated future operations of BAB, Inc.

There may not be a significant trading market for BAB, Inc. common stock.

      Once the Spin-off is effected, BAB, Inc.'s common stock will trade in the over-the-counter market on the Nasdaq OTC Bulletin Board. This market tends to be less liquid than national or regional exchanges or the Nasdaq National or SmallCap Markets. There are currently no plans, proposals, arrangements or understandings with any person with regard to the development of a trading market in the common stock. It is uncertain whether an active trading market in the common stock will develop, or if such a market develops, that it will be sustained. In addition, there is a greater chance for market volatility for securities that trade in on the Bulletin Board as opposed to a national exchange or quotation system. Consequently, the liquidity of the company's securities is likely to be limited, both in the number of shares which can be bought and sold and by delays in the timing of the transactions. In addition, BAB, Inc. expects limited (if any) coverage by security analysts and news media. All of these factors could make it difficult to sell BAB, Inc. shares and could tend to depress the price of BAB, Inc. shares.

BAB has experienced operating losses.

      BAB reported losses from operations of $3,465,000 for the year ended November 28, 1999 and $3,402,000 for the year ended November 30, 1997 and net income of $647,000 for the year ended November 30, 1998. However, BAB, Inc. believes that with a renewed focus on franchising and licensing operations and selected investment in company-owned stores, it will generate revenues sufficient to exceed the expenses necessary to support its operations in the foreseeable future.

BAB has grown by acquisitions and BAB, Inc. may continue to do so.

      A significant part of the growth in the business of the Operating Subsidiaries is attributable to business acquisitions. Consequently, operating results achieved to date may not be indicative of the results that may be achieved in the future by BAB, Inc. As a result of acquisitions, the business has expanded in geographic area and has added product lines and distribution channels. Any acquisition involves inherent uncertainties, such as the effect on the acquired businesses of integration into a larger organization and the availability of management resources to oversee the operations of the acquired business. The ability to integrate the operations of acquired businesses is essential to the future success of BAB, Inc. There can be no assurance as to BAB, Inc.'s ability to integrate new businesses nor as to its success in managing the significantly larger operations resulting therefrom. Additionally, amortization of intangible assets recorded as a result of the acquisitions will have a significant impact on future operating results.

BAB has experienced impaired recoverability of intangible assets.

      The Operating Subsidiaries have recorded significant intangible assets in connection with certain acquisitions. Applicable accounting standards require review of long-lived assets (such as goodwill and other identifiable intangible assets) for impairment whenever events or changes in circumstances indicate that the carrying values of those assets may not be recoverable. In the fourth quarter of 1999, BAB recorded a restructuring charge of $1,600,000. Of this amount, $113,000 related to intangible assets. While management believes goodwill and other identifiable intangible assets recorded as of November 28, 1999 to be fairly stated, it is possible that additional charges to write down assets will be required in the future. Any such charges could have a material adverse effect on the BAB, Inc. financial results.

BAB, Inc. may not be able to manage continued growth.

      The opening and success of franchised Big Apple Bagels, Brewster's Coffee and My Favorite Muffin stores depends on various factors, including customer acceptance of these concepts in new markets, the availability of suitable sites, the negotiation of acceptable lease or purchase terms for new locations, permit and regulatory compliance, the ability to meet construction schedules, the financial and other capabilities of BAB, Inc. and its franchisees, the ability of BAB, Inc. to successfully manage expansion and to hire and train personnel, and general economic and business conditions. Not all of the foregoing factors are within the control of BAB, Inc.

      BAB, Inc. may require the implementation of enhanced operational and financial systems and additional management, operational, and financial resources. Failure to implement these systems and add these resources could have a material adverse effect on its results of operations and financial condition. There can be no assurance that BAB, Inc. will be able to manage expanding operations effectively or that it will be able to attain, maintain, or accelerate growth.

BAB, Inc. may not have access to additional capital when it needs it.

      BAB, Inc. believes that its cash flows from current operations will provide sufficient working capital to enable BAB, Inc. to meet operating requirements and compensating cash balance requirements for the foreseeable future, however, it is possible that additional financing will be required. BAB, Inc. does not represent that it will be able to obtain any required additional financing or that such financing, if obtained, will be on terms favorable or acceptable to BAB, Inc. Any future equity financing may result in dilution to holders of the common stock and any future debt financing may reduce earnings. If BAB, Inc. is unable to secure additional financing when needed, or at all, it could be required to significantly reduce the scope of its existing operations, or even to discontinue operations. As of May 31, 2000 current liabilities exceed current assets.

BAB, Inc. is dependent on franchisees.

      Historically, a significant portion of the revenues of the Operating Subsidiaries consist of initial franchise fees and continuing royalty payments from franchisees. Although the Operating Subsidiaries use established criteria to evaluate franchisees, there can be no assurance that franchisees will have the business ability or access to financial resources necessary to successfully develop or operate stores in a manner consistent with the franchise concepts and standards. Additionally, no assurance can be given that desirable locations and acceptable leases can be obtained by franchisees. If franchisees encounter business or operational difficulties, BAB, Inc.'s revenues will be adversely affected. The poor performance of any franchisee may also negatively impact BAB, Inc.'s ability to sell new franchises. Consequently, at present, BAB, Inc.'s financial prospects are substantially related to the success of the franchise stores, over which the BAB, Inc. has limited control. There can be no assurance that BAB, Inc. will be able to successfully attract new franchisees or that the BAB, Inc.'s franchisees will be able to successfully develop and operate stores.

      Although BAB, Inc. monitors franchisees' compliance with ongoing obligations on the basis of weekly revenue, and BAB, Inc.'s standard franchise agreement also grants BAB, Inc. the right to audit the books and records of franchisees at any time, no assurance can be given that all franchisees will operate their stores in accordance with the BAB, Inc.'s operating guidelines and in compliance with all material provisions of the franchise agreement, and the failure of franchisees to so operate their stores could have a material adverse impact on BAB, Inc.'s business. The franchise agreement gives BAB, Inc. the choice of seeking legal remedies, which could be time-consuming and expensive, and terminating the franchisee, which would diminish BAB, Inc.'s revenue until such time, if ever, as a new franchisee replaces the terminated franchisee.

BAB, Inc.'s industry is highly competitive.

      The food service industry in general, and the fast food/take-out sector in particular, are highly competitive, and competition is likely to increase. BAB, Inc. believes that specialty bagel, muffin and coffee retail businesses are growing rapidly and are likely to become increasingly competitive. BAB, Inc. competes against well-established food service companies with greater product and name recognition and with larger financial, marketing, and distribution capabilities than those of the company, as well as innumerable local food service establishments that offer products competitive with those offered by BAB, Inc. BAB, Inc.'s principal competitors include Bruegger's Bagel Bakery ("Bruegger's"), Einstein/Noah Bagel Corp. ("Einstein") and New World Coffee and Bagel. In addition, other fast-food service providers, such as Dunkin' Donuts and McDonalds, have recently added bagels to their product offerings. Any increase in the number of food service establishments in areas where BAB, Inc.'s or its franchisees' sites are located could have a material adverse effect on the BAB, Inc.'s sales and revenues. BAB, Inc. competes for qualified franchisees with a wide variety of investment opportunities both in the food service business and in other industries. Investment opportunities in the bagel store business include competing franchises offered by Bruegger's, Einstein and New World Coffee and Bagel, as well as operators of individual stores and multi-store chains.

The food service industry is impacted by many external trends and pressures.

      Food service businesses are often affected by changes in consumer tastes; national, regional, and local economic conditions; demographic trends; traffic patterns; and the type, number, and location of competing restaurants. Multi-unit food service chains, such as BAB, Inc.'s, can also be substantially adversely affected by publicity resulting from problems with food quality, illness, injury, or other health concerns or operating issues stemming from one store or a limited number of stores. Such businesses are also subject to the risk that shortages or interruptions in supply caused by adverse weather or other conditions could negatively affect the availability, quality, and cost of ingredients and other food products. In addition, factors such as inflation, increased food and labor costs, regional weather conditions, availability and cost of suitable sites and the availability of experienced management and hourly employees may also adversely affect the food service industry in general and the company's results of operations and financial condition in particular. Several prominent bagel store franchisors and operators have experienced significant losses in recent years, resulting in several bankruptcies and sales. Many of the factors which contributed to their demise are factors which affect BAB, Inc.

BAB, Inc. is subject to extensive government regulation.

      BAB, Inc. is subject to the Trade Regulation Rule of the Federal Trade Commission (the "FTC") entitled "Disclosure Requirements and Prohibitions Concerning Franchising and Business Opportunity Ventures" (the "FTC Franchise Rule") and state and local laws and regulations that govern the offer, sale and termination of franchises and the refusal to renew franchises. Continued compliance with this broad federal, state and local regulatory network is essential and costly, and the failure to comply with such regulations may have a material adverse effect on the company and its franchisees. Violations of franchising laws and/or state laws and regulations regulating substantive aspects of doing business in a particular state could limit the company's ability to sell franchises or subject the company and its affiliates to rescission offers, monetary damages, penalties, imprisonment and/or injunctive proceedings. In addition, under court decisions in certain states, absolute vicarious liability may be imposed upon franchisors based upon claims made against franchisees. Even if the company is able to obtain insurance coverage for such claims, there can be no assurance that such insurance will be sufficient to cover potential claims against the company.

BAB, Inc. may be unable to recruit or recruit or retain qualified personnel.

      BAB, Inc.'s ability to develop and market its products and to achieve and maintain a competitive market position depends, in large part, on its ability to attract and retain qualified food marketing personnel and franchisees. Competition for such personnel is intense, and there can be no assurance that BAB, Inc. will be able to attract and retain such personnel.

BAB, Inc.'s trademarks and service marks may be challenged.

      The trademarks and service marks used by BAB, Inc. contain common descriptive English words and thus may be subject to challenge by users of these words, alone or in combination with other words, to describe other services or products. Some persons or entities may have prior rights to those names or marks in their respective localities. Accordingly, there is no assurance that such marks are available in all locations. Any challenge, if successful, in whole or in part, could restrict BAB, Inc.'s use of the marks in areas in which the challenger is found to have used the name prior to the Company's use. Any such restriction could limit the use of the marks that region and BAB, Inc. and its franchisees may be materially and adversely affected.

BAB, Inc.'s charter documents and state law contains antitakeover provisions.

      Certain provisions of the Delaware General Corporation Law (the "DGCL") restrict a publicly-held corporation from engaging in a "business combination" with an "interested shareholder" or its affiliates, unless the business combination is approved by the Board of Directors or by a supermajority vote of the shareholders. These provisions of the DGCL could delay and make more difficult a business combination even if the business combination could be beneficial to the interests of the company's shareholders.

BAB, Inc. may be subject to penny stock regulations.

      In the event BAB, Inc.'s securities are traded on the National Association of Securities Dealers Electronic Bulletin Board, its securities could become subject to the rules and regulations under the Securities Exchange Act of 1934 relating to "penny stocks" (the "Penny Stock Rule"), which impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and certain institutional investors. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or authorized for quotation on the Nasdaq system, provided that current price and volume information with respect to transactions in that security is provided by the exchange or system). For transactions covered by the Penny Stock Rule, a broker-dealer must, among other things, make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to sale. Consequently, the Penny Stock Rule may reduce the level of trading activity in the secondary market for the company's securities, may adversely affect the ability of broker-dealers to sell the company's securities and may adversely affect the ability of purchasers in this offering to sell any of the securities acquired hereby in the secondary market.

The IRS may treat the transaction as taxable.

      The Spin-off is intended to be a tax-free distribution pursuant to Section 355 of the Internal Revenue Code to the holders of BAB Common Stock as of the record date. BAB will not be seeking a ruling from the Internal Revenue Service ("IRS") to determine whether the IRS will treat the Spin-off as a tax-free event to BAB and its shareholders. The IRS could challenge BAB's position that the Spin-off qualifies as a tax-free distribution and deny tax-free treatment, creating a substantial tax liability to BAB's shareholders. If the Spin-off fails to qualify as tax-free, the distribution of BAB, Inc. stock to the BAB shareholders will be treated as a distribution, taxable to the shareholders as a dividend to the extent of BAB's current and accumulated earnings and profits.

                         PRO FORMA FINANCIAL INFORMATION

      The following tables set forth unaudited pro forma financial and operating data for the six months ended May 28, 2000. This information is presented as if the completion of the Merger and the Spin-off occurred as of May 28, 2000. Pro forma information giving effect to the Merger and the Spin-off as if the Merger and the Spin-off took place as of November 30, 1999 is not meaningful and therefore is not presented. The pro forma information is unaudited and is not necessarily indicative of what the financial position and results of operations of BAB or BAB, Inc. would have been as of and for the period indicated, nor does it purport to represent the financial position and results of operations for future periods.

                               BAB Holdings, Inc.
                        Pro Forma Condensed Balance Sheet


                                                                    BAB Holdings,
                                                                        Inc.        Planet Zanett                      Planet Zanett
                                                                                                                         Pro Forma
                                                                      Historical     Historical                         As adjusted
                                                                        As of          As of           Pro Forma           As of
                                                                     May 28, 2000   May 31, 2000       Adjustment      May 28, 2000
                                                                   ----------------------------------------------------------------
                       ASSETS

Current Assets
Cash and cash equivalents                                           $   365,924      $       10        $ 2,234,076      $ 2,600,010
Receivables                                                           1,686,138                           -286,138        1,400,000
Assets held for sale                                                  1,068,736                         -1,068,736                0
Other current assets                                                  1,097,910                         -1,097,910                0
                                                                    ---------------------------------------------------------------

  Total current assets                                                4,218,708              10           -218,708        4,000,010
                                                                    ---------------------------------------------------------------

Property and equipment, net of accumulated deprecation                1,671,075                         -1,671,075                0
Goodwill, net of accumulated amortization                             2,476,087                         -2,476,087                0
Franchise contract rights, net of accumulated amortization            1,764,488                         -1,764,488                0
Investment in closely held companies                                                                           100              100
Other                                                                 1,880,027                         -1,880,285                0
                                                                    ---------------------------------------------------------------

  Total Assets                                                      $12,010,385      $         10      $-8,010,285      $ 4,000,110
                                                                    ===============================================================

         LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable and accrued expenses                               $ 1,989,385      $      5,771      $-1,989,385      $     5,771
Current portion of long-term debt                                     1,464,021                         -1,464,021                0
Other                                                                   784,154                           -784,154                0
                                                                    ---------------------------------------------------------------

  Total current liabilities                                           4,237,560             5,771       -4,237,560            5,771
                                                                    ---------------------------------------------------------------

Noncurrent liabilities                                                                                           0                0
Deferred liabilities                                                    689,339                           -689,339                0
Long-term debt, net of portion included in current liabilities        1,161,959                         -1,161,959                0
                                                                    ---------------------------------------------------------------

  Total noncurrent liabilities                                        1,851,298                 0       -1,851,298                0
                                                                    ---------------------------------------------------------------

Stockholders' Equity
Common stock                                                         13,507,669                        -13,507,569              100
Additional paid-in capital                                            1,187,696      $         75        2,812,304        4,000,075
Accumulated deficit                                                  -8,729,875            -5,836        8,729,875           -5,836
Treasury stock at cost                                                  -43,963                             43,963                0
                                                                    ---------------------------------------------------------------

                                                                      5,921,527            -5,761       -1,921,427        3,994,339
                                                                    ---------------------------------------------------------------

  Total Liabilities and Stockholders' Equity                        $12,010,385      $         10      $-8,010,285      $ 4,000,110
                                                                    ===============================================================

                               BAB Holdings, Inc.
                      Pro Forma Condensed Income Statement

                                                                                                                  Planet Zanet
                                                     BAB Holdings, Inc.      Planet Zanett                         Pro Format
                                                         Historical            Historical                         As adjusted,
                                                    For the six months    For the five months     Pro Forma     For the six month
                                                    Ended May 28, 2000     Ended May 31, 2000     Adjustment    Ended May 28, 2000
                                                   ---------------------------------------------------------------------------------
Revenues
    Net sales by Company-owned stores                    $4,588,480                    0           $-4,588,480             0
    Royalty fees from franchised stores                   1,522,439                    0            -1,522,439             0
    Franchise and area development fees                     521,394                    0              -521,394             0
    Licensing fees and other income                         270,868                    0              -270,868             0
                                                   ---------------------------------------------------------------------------------

        Total Revenues                                    6,903,181                    0            -6,903,181             0
                                                   ---------------------------------------------------------------------------------

Operating Costs and Expenses
    Food, beverage and paper costs                        1,378,472                    0            -1,378,472             0
    Store payroll and other operating expenses            3,083,615                    0            -3,083,615             0

    Selling, general and administrative expenses
      Payroll-related expenses                            1,024,243                    0            -1,024,243             0
      Occupancy                                             206,946                    0              -206,946             0
      Advertising and promotion                             124,745                    0              -124,745             0
      Professional service fees                             164,506                    0              -164,506             0
      Franchise-related expenses                             29,395                    0               -29,395             0
      Depreciation and amortization                         489,037                    0              -489,037             0
      Travel                                                 67,595                    0               -67,595             0
      Other                                                 374,134                  175              -374,134           175
                                                   ---------------------------------------------------------------------------------

        Total Operating Costs and Expenses                6,942,688                  175            -6,942,688           175
                                                   ---------------------------------------------------------------------------------

Loss before interest                                        -39,507                 -175                39,507          -175
Interest Expense                                           -168,061                    0               168,061             0
Interest Income                                              33,608                    0               -33,608             0
                                                   ---------------------------------------------------------------------------------
Net Loss                                                   -173,960                 -175               173,960          -175
                                                   =================================================================================

Notes to BAB Holdings, Inc. Pro Forma Financial Statements

o Planet Zanett Corporate Incubator Inc. will merge with and into PZ Acquisition, Inc. The independent existence of Planet Zanett Corporate Incubator Inc. will cease and PZ Acquisition, Inc. will be the surviving corporation.

o Messrs. Guazzoni and McCarthy will contribute $4,000,000 of capital to Planet Zanett Corporate Incubator, Inc.

o Planet Zanett Corporate Incubator, Inc. will make a loan of $1,400,000 to BAB, Inc. which will be used to retire BAB Holdings, Inc. current bank line of credit with CIB Bank.

o All of the assets of BAB Holdings, Inc. related to its current business operations will be distributed to BAB, Inc., which will assume all liabilities of BAB Holdings, Inc. related to its current business operations.

                                    BAB, Inc.
                        Pro Forma Condensed Balance Sheet

                                                                                                  Adjustment,
                                                                                                  Dividend of         BAB, Inc.
                                                                                               BAB Holdings, Inc.     Pro Forma,
                                                                               BAB, Inc.           Historical        As adjusted
                                                                          As of May 28, 2000  As of May 28, 2000  As of May 28, 2000
                                                                          ---------------------------------------------------------
                          ASSETS

Current Assets
Cash and cash equivalents                                                           0              $   365,924       $   365,924
Receivables                                                                         0                1,686,138         1,686,138
Assets held for sale                                                                0                1,068,736         1,068,736
Other current assets                                                                0                1,097,910         1,097,910
                                                                          ---------------------------------------------------------

  Total current assets                                                              0              $ 4,218,708       $ 4,218,708
                                                                          ---------------------------------------------------------

Property and equipment, net of accumulated deprecation                              0                1,671,075         1,671,075
Goodwill, net of accumulated amortization                                           0                2,476,087         2,476,087
Franchise contract rights, net of accumulated amortization                          0                1,764,488         1,764,488
Other                                                                               0                1,880,027         1,880,027
                                                                          ---------------------------------------------------------

  Total Assets                                                                      0              $12,010,385      $ 12,010,385
                                                                          =========================================================

             LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable and accrued expenses                                               0                1,989,385         1,989,385
Current portion of long-term debt                                                   0                1,464,021         1,464,021
Other                                                                               0                  784,154           784,154
                                                                          ---------------------------------------------------------

  Total current liabilities                                                         0              $ 4,237,560       $ 4,237,560
                                                                          ---------------------------------------------------------

Noncurrent liabilities
Deferred liabilities                                                                0                  686,339           686,339
Long-term debt, net of portion included in current liabilities                      0                1,161,959         1,161,959
                                                                          ---------------------------------------------------------

  Total noncurrent liabilities                                                      0                1,851,298         1,851,298
                                                                          ---------------------------------------------------------

Stockholders' Equity
Common stock                                                                        0               13,507,669        13,507,669
Additional paid-in capital                                                          0                1,187,696         1,187,696
Accumulated deficit                                                                 0               -8,729,875        -8,729,875
Treasury stock at cost                                                              0                  -43,963           -43,963
                                                                          ---------------------------------------------------------

                                                                                    0                5,921,527         5,921,527
                                                                          ---------------------------------------------------------

  Total Liabilities and Stockholders' Equity                                        0              $12,010,385       $12,010,385
                                                                          =========================================================

                                    BAB, Inc.
                      Pro Forma Condensed Income Statement

                                                                                       Adjustment,
                                                                                       Dividend of                 BAB, Inc.
                                                                                    BAB Holdings, Inc.             Pro Forma,
                                                            BAB, Inc.                   Historical                 As adjusted
                                                       For the six months           For the six months          For the six months
                                                       Ended May 28, 2000           Ended May 28, 2000          Ended May 28, 2000
                                                      --------------------        --------------------------------------------------
Revenues
    Net sales by Company-owned stores                                   0                   $4,588,480                    $4,588,480
    Royalty fees from franchised stores                                 0                    1,522,439                     1,522,439
    Franchise and area development fees                                 0                      521,394                       521,394
    Licensing fees and other income                                     0                      270,868                       270,868
                                                      --------------------        --------------------------------------------------

        Total Revenues                                                  0                    6,903,181                     6,903,181
                                                      --------------------        --------------------------------------------------

Operating Costs and Expenses
    Food,beverage and paper costs                                       0                    1,378,472                     1,378,472
    Store payroll and other operating expenses                          0                    3,083,615                     3,083,615

    Selling,general and administrative expenses
      Payroll-related expenses                                          0                    1,024,243                     1,024,243
      Occupancy                                                         0                      206,946                       206,946
      Advertising and promotion                                         0                      124,745                       124,745
      Professional service fees                                         0                      164,506                       164,506
      Franchise-related expenses                                        0                       29,395                        29,395
      Depreciation and amortization                                     0                      489,037                       489,037
      Travel                                                            0                       67,595                        67,595
      Other                                                             0                      374,134                       374,134
                                                      --------------------        --------------------------------------------------

        Total Operating Costs and Expenses                              0                    6,942,688                     6,942,688
                                                      --------------------        --------------------------------------------------

Loss before interest                                                    0                      -39,507                       -39,507
Interest Expense                                                        0                     -168,061                      -168,061
Interest Loss                                                           0                       33,608                        33,608
                                                      --------------------        --------------------------------------------------
Net Loss                                                                0                     -173,960                      -173,960
                                                      ====================        ==================================================

Notes to BAB, Inc. Pro Forma Financial Statements

o All of the assets of BAB Holdings, Inc. related to its current business operations will be transferred to BAB, Inc. which will assume all liabilities of BAB Holdings, Inc. related to its current business operations.

                           INFORMATION CONCERNING BAB

Description of Business

      Overview

      BAB was incorporated under the laws of the State of Illinois on November 25, 1992 and currently operates, franchises and licenses bagel, muffin and coffee retail units under the Big Apple Bagels, My Favorite Muffin and Brewster's Coffee trade names. As of May 28, 2000, BAB had 247 units in operation in 28 states, two Canadian provinces, Peru and Egypt. BAB additionally derives income from the sale of its trademark bagels, muffins and coffee through non-traditional channels of distribution including under licensing agreements with Host Marriott Services Corporation (Host Marriott), Mrs. Fields Cookies, Alonti Deli and through direct home delivery of specialty muffin gift baskets and coffee.

      The Big Apple Bagels brand franchise and BAB-owned stores feature daily baked "from scratch" bagels, flavored cream cheeses, premium coffees, gourmet bagel sandwiches and other related products. Licensed Big Apple Bagels units serve BAB's par-baked frozen bagel products, freshly baked daily, and related products. The My Favorite Muffin brand consists of units operating as "My Favorite Muffin," featuring a large variety of freshly baked muffins, coffees and related products, and units operating as "My Favorite Muffin and Bagel Cafe," featuring these products as well as a variety of specialty bagel sandwiches and related products. BAB's Brewster's Coffee units are specialty coffee shops featuring a variety of premium arabica bean coffees--freshly brewed or in bulk--and related products. Big Apple Bagels units are concentrated in the Midwest and Western United States, while My Favorite Muffin units are clustered in the Middle Atlantic States and Florida. Brewster's Coffee units are currently located in Ohio. The Brewster's coffee products are featured in all BAB-owned and many of the franchised units.

      BAB has grown significantly since its initial public offering in November 1995 through growth in franchise units, BAB-store development, acquisitions and the development of alternative distribution channels for its branded products. BAB intends to continue its expansion through these means in the future. With the acquisition of My Favorite Muffin Too, Inc. (MFM) on May 13, 1997, BAB immediately added 60 franchise and five BAB-operated units. Through this acquisition BAB is leveraging on the natural synergy of distributing muffin products in existing Big Apple Bagels units and, alternatively, bagel products and Brewster's Coffee in existing My Favorite Muffin units. Additionally, in February 1999, BAB acquired eight bagel store units and a commissary doing business as Jacobs Bros. Bagels ("Jacobs Bros.") in Chicago, Illinois. The assets acquired comprised only a portion of the assets of the related group of entities. Most of the units have been converted to BAB-owned tri-branded stores and three will continue to operate under the Jacobs Bros. Bagels trade name.

      Locations

      The following table sets forth the states and provinces in which BAB's units were located as of May 28, 2000:

                        COMPANY
STATE/PROVINCE          OWNED          FRANCHISED        LICENSED       TOTAL

UNITED STATES:
Alabama                                    2                              2
California                 3               4                2             9
Colorado                                   3                              3
Connecticut                                1                2             3
Florida                                    4                2             6
Georgia                                    3                4             7
Illinois                   7              29               12            48
Indiana                                    7                              7
Iowa                                       9                              9
Kentucky                                   2                              2
Maryland                                                    1             1
Michigan                                  30                3            33
Minnesota                                  7                1             8
Missouri                                                    9             9
Nebraska                                   3                              3
Nevada                                     2                5             7
New Jersey                                13                2            15
New York                                   2                3             5
North Carolina                                              5             5
Ohio                       2               6                2            10
Oregon                                     1                              1
Pennsylvania                              10                             10
Rhode Island                               2                              2
Texas                                      5                              5
Utah                                       1                              1
Virginia                                   1                              1
Washington                                 2                              2
Wisconsin                  6              16                2            24

CANADA:
British Columbia                           1                2             3
Ontario                                    2                              2

PERU:                                      3                              3

EGYPT:                                     1                              1

TOTAL                     18             172               57           247

      Store Operations

      BIG APPLE BAGELS--Big Apple Bagels franchised and BAB-owned stores daily bake "from scratch" over 18 varieties of fresh bagels and offer up to 18 varieties of cream cheese spreads. Licensed units under Host Marriott, and Choice Picks Food Courts serve BAB's par-baked frozen bagel products, freshly baked daily. Stores also offer a variety of breakfast and lunch bagel sandwiches, soups, various dessert items, and gourmet coffees and other beverages. A typical Big Apple Bagels franchise or BAB-owned store is located within a three-mile radius of at least 25,000 residents in an area with a mix of both residential and commercial properties. The average BAB-owned or franchised store ranges from 1,500 to 2,000 square feet. BAB's current store design is approximately 2,000 square feet, with seating capacity for 30 to 40 persons, and includes 750 square feet devoted to production and baking. A satellite store is typically smaller than a production store, averaging 600 to 1,000 square feet. Although franchise stores may vary in size from BAB-owned stores, and from other franchise stores, store layout is generally consistent. Licensed units are generally located in airports, travel plazas, hotels, and universities.

      MY FAVORITE MUFFIN--My Favorite Muffin franchised and BAB-owned stores bake 20 to 25 varieties of muffins daily, from over 400 recipes, plus a variety of bagels. They also serve gourmet coffees, beverages and, at My Favorite Muffin and Bagel Cafe locations, a variety of bagel sandwiches and related products. While a number of MFM units are located in shopping mall locations with minimal square footage of 400 to 800 square feet, the typical strip mall prototype unit is approximately 2,000 square feet with seating for 30 to 40 persons. A typical MFM franchise store is located within a three- mile radius of at least 25,000 residents in an area with a mix of both residential and commercial properties.

      BREWSTER'S COFFEE--Brewster's Coffee licensed units serve a variety of arabica bean coffees, both freshly brewed and in bulk, and related products such as bagels, muffins and other beverages. The typical Brewster's coffee location is approximately 1,500 square feet and offers seating for 20 to 30 persons and is generally located in high traffic urban or suburban location.

      Franchising

      BAB requires payment of an initial franchise fee per store, plus a 5% royalty on net sales. Additionally, Big Apple Bagels ("BAB") franchisees are members of a national marketing fund requiring a 1% contribution based on net sales. MFM franchisees pay a 1% net sales contribution to a national marketing fund. BAB currently requires a franchise fee of $25,000 on a franchisee's first BAB or MFM store. The fee for subsequent production stores is $20,000 and $15,000 for satellite and kiosk stores.

      BAB has revised its Uniform Franchise Offering Circular to provide for, among other things, the opportunity for prospective franchisees to enter into a preliminary agreement for their first production store. This agreement enables a prospective franchisee a period of 60 days in which to locate a site. The fee for this preliminary agreement is $10,000. If a site is not located and approved by the franchisor within the 60 days, the prospective franchisee will receive a refund of $7,000. If a site is approved, the entire $10,000 will be applied toward the initial franchise fee. See also "Government Regulation."

      BAB's franchise agreements provide a franchisee with the right to develop one store at a specific location. Each franchise agreement is for a term of ten years with the right to renew. A franchisee is required to be in operation not later than ten months following the signing of the franchise agreement.

      Area development agreements, which may be granted to new or existing franchisees, provide that a franchisee may open a predetermined number of concept stores within a defined geographic area (an "Area of Exclusivity"). The Area of Exclusivity is negotiated prior to the signing of the area development agreement and varies by agreement as to size of the area, the number of stores required, and the schedule for store development and opening. BAB's current area development fee is $5,000 per store to be developed. As additional franchise agreements are executed, additional franchise fees are collected. The area development fee is not refundable if no franchise agreement is executed. BAB currently advertises its franchising opportunities at franchise trade shows, on the internet and in directories, newspapers and business opportunity magazines worldwide. In addition, a substantial number of prospective franchisees contact BAB as a result of patronizing an existing store.

      Competition

      The quick service restaurant industry is intensely competitive with respect to product quality, concept, location, service and price. There are a number of national, regional and local chains operating both owned and franchised stores which may compete with BAB on a national level or solely in a specific market or region. BAB believes that because the industry is extremely fragmented, there is a significant opportunity for expansion in the bagel, muffin and coffee concept chains.

      BAB believes that the most direct competitors of its bagel concept units are New World Coffee and Bagel (which recently acquired the operations of Manhattan Bagel), Bruegger's, Chesapeake, and Einstein, all of which are also franchisors. There are several other regional bagel chains with fewer than fifty stores, all of which may be expected to compete with BAB. There is currently not a major national competitor in the muffin business, but there are a number of local and regional operators. Additionally, BAB competes directly with a number of national, regional and local coffee concept stores and brandnames.

      BAB competes, and can be anticipated to compete, against numerous small independently owned bagel bakeries, and national fast food restaurants, such as Dunkin' Donuts, that offer bagels and muffins as part of their breakfast food offerings and supermarket bakery sections. In particular, BAB's bagels compete against Lenders Bagels and other brands of fresh and frozen bagels offered in supermarkets. Certain of these competitors may have greater product and name recognition and larger financial, marketing and distribution capabilities than BAB. In addition, BAB believes that the start-up costs associated with opening a retail food establishment offering similar products on a stand-alone basis are competitive with the start-up costs associated with opening its concept stores and, accordingly, such start-up costs are not an impediment to entry into the retail bagel, muffin or coffee businesses.

      BAB believes that its stores compete favorably in terms of taste, food quality, convenience, customer service, and value, which BAB believes are important factors to its targeted customers. Competition in the food service industry is often affected by changes in consumer taste; national, regional, and local economic and real estate conditions, demographic trends, traffic patterns; the cost and availability of labor; consumer purchasing power; availability of product, and local competitive factors. BAB attempts to manage or adapt to these factors, but not all such factors are within BAB's control and such factors could cause BAB and some or all of its area developers and franchisees to be adversely affected.

      BAB competes for qualified franchisees with a wide variety of investment opportunities in the restaurant business and in other industries. BAB's continued success is dependent to a substantial extent on its reputation for providing high quality and value with respect to its service, products and franchises, and this reputation may be affected not only by the performance of BAB-owned stores but also by the performance of its franchise stores, over which BAB has limited control.

      Trademarks and Service Marks

      The trademarks and service marks "Big Apple Bagels," "Brewster's Coffee" and "My Favorite Muffin" are registered under applicable federal trademark law. These marks are licensed by BAB to its franchisees pursuant to franchise agreements, and BAB has licensed the "Big Apple Bagels" mark to Big Apple Bagels, Inc., a corporation which was wholly-owned by Paul C. Stolzer, a principal stockholder and a former director and president of BAB, who sold the license to a third party in 1999. Mr. Stolzer served as a consultant to BAB through February 1999. In February 1999 BAB acquired the trademark of "Jacobs Bros. Bagels" upon purchasing certain assets of Jacobs Bros. The "Jacobs Bros. Bagels" mark is also registered under applicable federal trademark law.

      BAB is aware of the use by other persons and entities in certain geographic areas of names and marks which are the same as or similar to BAB's marks. Some of these persons or entities may have prior rights to those names or marks in their respective localities. Therefore, there is no assurance that the marks are available in all locations. It is BAB's policy to pursue registration of its marks whenever possible and to vigorously oppose any infringement of its marks.

      Government Regulation

      BAB and its franchisees are required to comply with federal, state and local government regulations applicable to consumer food service businesses, including those relating to the preparation and sale of food, minimum wage requirements, overtime, working and safety conditions, and citizenship requirements, as well as regulations relating to zoning, construction, health, and business licensing. Each store is subject to regulation by federal agencies and to licensing and regulation by state and local health, sanitation, safety, fire and other departments. Difficulties or failures in obtaining the required licenses or approvals could delay or prevent the opening of a new BAB-owned or franchise store, and failure to remain in compliance with applicable regulations could cause the temporary or permanent closing of an existing store. BAB believes that it is in material compliance with these provisions. Continued compliance with these federal, state and local laws and regulations is costly but essential, and failure to comply may have an adverse effect on BAB and its franchisees.

      BAB's franchising operations are subject to regulation by the Federal Trade Commission (the "FTC") under the Uniform Franchise Act which requires, among other things, that BAB prepare and periodically update a comprehensive disclosure document known as a Uniform Franchise Offering Circular ("UFOC"), in connection with the sale and operation of its franchises. In addition, some states require a franchisor to register its franchise with the state before it may offer a franchise to a prospective franchisee. BAB believes its UFOCs, together with any applicable state versions or supplements, complies with both the FTC guidelines and all applicable state laws regulating franchising in those states in which it has offered franchises.

      BAB is also subject to a number of state laws, as well as foreign laws (to the extent it offers franchises outside of the United States), that regulate substantive aspects of the franchisor-franchisee relationship, including, but not limited to, those concerning termination and non-renewal of a franchise.

      Employees

      As of May 31, 2000, BAB employed 261 persons. Of these individuals, 229 work in BAB-owned stores and the majority are part-time employees. The remaining employees are responsible for oversight of franchising and BAB-store operations. None of BAB's employees are subject to any collective bargaining agreements, and management considers its relations with its employees to be good.

Management's Discussion and Analysis of Financial
Condition and Results of Operations

      General

      BAB was started in November 1992, and, at May 28, 2000, had 18 company-owned stores and 229 franchised and licensed units. Units in operation as of May 31, 1999 included 26 company-owned stores and 253 franchised and licensed units. System-wide revenues in the first six months of fiscal 2000 reached $37.5 million compared to $39.5 million in the year ago period. BAB's revenues are derived primarily from the operation of company-owned stores, initial franchise fees and ongoing royalties paid to BAB by its franchisees. Additionally, BAB derives revenue from the sale of licensed products as a result of purchasing trademarks (My Favorite Muffin and Brewster's) and licensing contracts (licenses with Host Marriott), and by directly entering into licensing agreements (Mrs. Fields Cookies). The increase in overall revenues has reduced the dependence on the initial franchise fees as a source of income. During the fourth quarter of fiscal 1999, management identified thirteen under-performing stores which were operating at a loss and which, based on the estimated future cash flows, were considered to be impaired. In accordance with the Financial Accounting Standards Board Standard No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" and the Emerging Issues Task Force Issue No. 94-3, "Liability Recognition of Costs to Exit an Activity," management recorded a provision for impairment of assets and store closures which totaled approximately $1,600,000. Approximately $1,236,000 represents a noncash write-down of property and equipment, $113,000 is related to the write down of intangible assets and the remainder represents a reserve for severance and other costs. One store was closed and one store was sold during fiscal 1999, while six stores were sold during the first six months of fiscal 2000. The remaining five stores are expected to be sold during the latter half of fiscal year 2000. In addition BAB wrote down and reserved $1,044,000 of franchise-related receivables pertaining to closed stores. Despite the increase in both franchise and licensed operations and the acquisition of Jacobs Bros., BAB has controlled expenses in payroll, occupancy and overhead costs in the corporate offices. At May 28, 2000, BAB had 32 employees at the corporate level who oversee operations of the franchise, licensed and company-owned store operations, down from 43 at May 31, 1999.

      Results of Operations

      Six Months Ended May 28, 2000 versus Six Months Ended May 31, 1999. Total revenues decreased 3% to $6,903,000 in the first half of fiscal 2000 from $7,135,000 in the prior year period. Net sales by Company stores totaled $4,588,000 during the second quarter of fiscal 2000 compared to $4,831,000 in the second quarter of fiscal 1999. The change in company store sales relates to the number of stores in operation. The number of Company stores in operation in the six months ended May 28, 2000 were 18 stores in operation for the full six months and 6 additional stores open for varying portions of the six month period. For the six months ended May 31, 1999 there were 18 stores owned and operated for six months and 8 additional stores open for four months of the six month period. Royalties are 4% lower in 2000 due primarily to the number of franchised stores in operation for the six months of 2000 versus fiscal 1999. Licensing fees and other income in total increased $12,000 to $521,000 from the year-ago period as BAB continues to leverage its three strong brands. Finally, franchise and area development fee revenue increased 29% to $271,000 from the year-ago period because of the timing of store openings and international deals. Costs associated with company-owned store operations as a percentage of sales increased 4% in the first six months of fiscal 2000 versus 1999. However, stores that have been identified as part of the restructuring program contributed a combined loss of $175,000 for the most recent six month period. On an absolute basis, selling, general and administrative expenses net of depreciation and amortization were $229,000 lower in 2000 than in 1999. While on a percentage basis, S,G&A expenses net of depreciation and amortization were at 28.8% in 2000 versus 31.1% in 1999. Loss from operations was ($40,000) in the six months of fiscal 2000 versus a loss of ($204,000) generated in the prior year period. Interest expense increased to $168,000 from $132,000 in the year ago period as BAB increased its long term debt to finance the purchase of the Jacobs Bros. assets in February 1999. This is partially mitigated as BAB continues to reduce its borrowings under its line of credit. Net loss was ($174,000) in the six months ended May 28, 2000 versus a loss of ($238,000) in the year-ago period. Dividends on the Preferred Stock of $77,000 were accumulated during the year ago period. Net loss per share for the six months ended May 28, 2000 was ($0.08) versus a loss per share for the year-ago period of ($0.22) on both a basic and diluted basis. Average shares outstanding increased by 831,000 shares due to the conversion of 60,000 shares of Preferred Stock to 818,000 shares of Common Stock on October 21, 1999.

      Fiscal Year 1999 versus Fiscal Year 1998. Total revenues increased 3% to $14,941,000 in 1999 from $14,549,000 in the prior year. Net sales by company-owned stores increased by 15.5% to $10,311,000 in large part due to the acquisition of Jacobs Bros. which provided incremental revenue of $3,883,000 offset by the sale of 5 units with approximately $2,000,000 in sales.

      Royalty fees from franchise stores decreased slightly to $3,086,000 in fiscal 1999 from $3,178,000 in fiscal 1998 principally due to a reduction in the total number of franchised units open. Franchise and area development fee revenue was $494,000 versus a year ago performance of $1,104,000 attributable to the timing of domestic store openings and the number of international deals signed in 1998 versus 1999. Finally, licensing fees and other income was $1,050,000 versus $1,337,000 in 1998 primarily because of the acceleration of licensing deals into 1998.

      Food, beverage and paper costs incurred at BAB-owned stores decreased as a percentage of revenue from 33.6% in 1998 to 30.5% in 1999 an improvement of just over 3 percentage points. Store payroll and other costs increased to 64.0% of sales from 58.4% because of the integration of the Jacobs Bros. acquisition.

      Selling, general & administrative costs fell as a percentage of revenue to 39.3% from 40.2% prior to the $1,044,000 charge for writing off royalties for closed stores. The 1999 results of operations include the decision to re-franchise a number of company stores to focus on building equity in the 3 brands and to concentrate on franchising and marketing. The total non-cash charge taken in the fourth quarter was $1,600,000 plus the aforementioned $1,044,000 of accounts receivable write-offs. The $1,600,000 charge includes a reserve to write down property and equipment and associated goodwill to fair market value, a reserve to accrue for future lease obligations, plus the costs associated with closing the stores. (See Note 4 to the audited consolidated financial statements included herein.) Depreciation and amortization increased by 6% because of the Jacobs Bros. acquisition.

      Loss from operations was ($3,388,000) in fiscal 1999 versus income from operations of $515,000 in fiscal 1998. Interest income increased to $154,000 in fiscal 1998 from $119,000 in the prior year due to the increase in notes receivable during fiscal 1999. Interest expense was $292,000 during 1999 versus $206,000 in 1998 as a result of the increased borrowing associated with the Jacobs Bros. acquisition.

      Net loss totaled ($3,588,000) during the current fiscal year as compared to income of $499,000 in the prior year. Preferred dividends accumulated during 1999 totaled $124,000 compared to $148,000 in the prior year.

      Liquidity and Capital Resources

      Six Months Ended May 28, 2000 versus Six Months Ended May 31, 1999. The net cash provided by operating activities totaled $152,000 during the first six months of fiscal 2000. Cash provided represents the net loss, adjusted for depreciation and amortization of $489,000, and is offset principally by an increase in notes receivable of $155,000, a decrease in accounts payable of $195,000 and a decrease in deferred franchise fee revenue of $88,000. Accounts receivable and inventories were reduced by $163,000 and $75,000. The net cash provided in operating activities in the year-ago quarter totaled $147,000. Investing activities provided $631,000 during the six months ended May 28, 2000, and consisted of sales of Company stores and collection of notes receivable. In the year ago period, investing activities used $436,000 because of the Jacobs Bros. acquisition. Cash used in financing activities was $448,000 during the six months ended May 28, 2000 and relates to repayments under BAB's Line of Credit and other borrowings. During the period ended May 31, 1999, cash used by financing activities of $151,000 relates primarily to debt repayments offset by the borrowings received to finance the Jacobs Bros. acquisition. The net increase in cash and equivalents was $335,000 in fiscal 2000 versus a decrease in cash and equivalents of $441,000 in the period ended May 31, 1999.

      Fiscal Year 1999 versus Fiscal Year 1998. The net cash used in operating activities totaled ($440,000) during fiscal 1999. Cash used principally represents net loss, adjusted for the depreciation and amortization of $1,248,000, the special charge of $1,600,000 plus the provision for uncollectible accounts of $1,044,000 offset by increases in trade accounts receivable ($569,000) and contributions receivable by the National Marketing Fund ($125,000). In 1998, the net cash provided by operating activities included net income of $645,000 plus depreciation and amortization of $1,180,000, deferred revenue of $350,000, prepaid expenses and other assets of $386,000, and provision for uncollectible accounts of $125,000 offset by an increase in trade accounts receivable of ($332,000), notes receivable of ($491,000) and an income tax benefit of ($180,000). In addition, accounts payable decreased by ($589,000) and the reserve for closed store expenses was reduced by ($468,000). Finally, accrued liabilities were reduced by ($140,000) and deferred franchise fee was reduced by ($282,000).

      Cash used for investing activities during 1999 totaled $218,000, and was used primarily for the purchase of property, equipment and trademarks offset by loan repayments and sales of property and equipment. In the prior year, cash used for investing activities totaled ($146,000) which consisted primarily of the purchase of property, equipment and trademarks offset by loan repayments and sales of property and equipment.

      Financing activities used ($448,000) during fiscal 1999. BAB Paid down its line of credit with its bank by $345,000 and also repaid $111,000 on its amortizing loan. BAB had also borrowed $125,000 on its line of credit in 1999.

      Financing activities provided a total of $153,000 during fiscal 1998. This was substantially the net amount of borrowings and repayments on the Line.

Selected Historical Financial Data

                                                      Six Months Ended
                                                           May 28,
STATEMENT OF EARNINGS DATA                              (Unaudited)
(In thousands, except per share amounts)            2000           1999
                                               ------------   ------------
Net Sales                                      $      4,588   $      4,831
  Fees and Other Income                               2,315          2,304

Total Revenues                                        6,903          7,135
Total Assets                                     12,010,385     14,478,999

Operating Expenses:
  Food, beverage and paper costs                      1,378          1,506
  Store payroll and other operating
    costs                                             3,084          2,984
  Selling, general and                                2,481          2,850
    administrative expenses
  Total Operating Costs and Expenses                  6,943          7,340
  Long Term Debt                                  1,161,959         23,079

Operating Income (loss) before interest                 (40)          (204)

Interest Expense                                       (168)          (132)

Interest and other Income                                34             98

Net Income (loss)                                      (174)          (238)

Basic and diluted earnings                            (0.08)         (0.22)
(loss) per common share

Average number of shares                          2,237,557      1,406,774
outstanding-basic and diluted

                                                                        Years Ended November 30,
STATEMENT OF EARNINGS DATA
(In thousands, except per share amounts)               1999          1998          1997          1996          1995
                                                   ------------  ------------  ------------  ------------  ------------
Net Sales                                          $     10,311  $      8,930  $      9,846  $      3,484  $        563
  Fees and Other Income                                   4,630         5,619         4,320         2,839         1,470

Total Revenues                                           14,941        14,549        14,166         6,324         2,033
Total Assets                                         12,854,578    14,444,991    14,627,246    11,147,987     8,491,632

Operating Expenses:
  Food, beverage and paper costs                          3,149         2,998         3,310         1,222           191
  Store payroll and other operating
    costs                                                 6,601         5,213         5,859         1,753           283
  Selling, general and                                    6,978         5,930         6,566         3,318         1,979
    administrative expenses
  Total Operating Costs and Expenses                     18,329        14,034        17,572         6,944         2,454
  Long Term Debt                                      1,255,862     1,759,954     1,676,895         1,758       236,294

Operating Income (loss) before interest                  (3,388)          515        (3,406)         (621)         (421)

Interest Expense                                           (292)         (206)          (75)           (5)          (31)

Interest and other Income                                   215           173            75           317            16

Net Income (loss)                                         3,465           647        (4,050)         (321)         (436)

Basic and diluted earnings                                (2.32)         0.37         (3.28)        (0.26)        (0.77)
(loss) per common share

Average number of shares                              1,496,323     1,751,373     1,236,802     1,227,271       563,819
outstanding-basic and diluted

       Market Price Information

      The following table sets forth the quarterly high and low sale prices for BAB's Common Stock, as reported in the Nasdaq SmallCap Market for the two years ended November 28, 1999 and the first three quarters of 2000. The Company's Common Stock traded under the symbol "BAGL" until August 3, 2000 and currently trades under the symbol "INCU."

YEAR ENDED NOVEMBER 30, 1998
  Third quarter                                     3.75               8.06
  Fourth quarter                                    6.75               9.00

YEAR ENDED NOVEMBER 28, 1999
  First quarter                                     3.56               9.75
  Second quarter                                    3.94               7.13
  Third quarter                                     3.00               6.75
  Fourth quarter                                    1.31               3.75

YEAR ENDED NOVEMBER 26, 2000
  First quarter                                     1.00               2.63
  Second quarter                                    1.06               3.00
  Third quarter                                     2.31               4.06

All share prices reflect the 1:6 reverse split of the Common Stock effected on December 10, 1999. No dividends have been paid.

Securities Ownership of Certain Beneficial Owner and Management

      The following table sets forth as of September 8, 2000 the record and beneficial ownership of Common Stock held by (i) each person who is known to BAB to be the beneficial owner of more than 5% of the Common Stock of BAB; (ii) each current director; (iii) each "named executive officer" (as defined in Regulation S-B, Item 402 under the Securities Act of 1933); and (iv) all executive officers and directors of BAB as a group. Securities reported as "beneficially owned" include those for which the named persons may exercise voting power or investment power, alone or with others. Voting power and investment power are not shared with others unless so stated. The number and percent of shares of Common Stock of BAB beneficially owned by each such person as of September 8, 2000 includes the number of shares which such person has the right to acquire within sixty (60) days after such date.

                 Name                     Shares               Percent

Michael W. Evans                        952,135(1)(3)            42.1
8501 West Higgins Road
Chicago, IL 60631

Michael K. Murtaugh                     912,387(2)(3)            40.5
8501 West Higgins Road
Chicago, IL  60631

Holdings Investments, LLC               818,491(3)               36.6
220 DeWindt Road
Winnetka, IL  60093

                 Name                    Shares                Percent

Aladdin International Inc.           114,000                     5.1
3806 Abbott Avenue South
Minneapolis, MN  55410

David L. Epstein                      18,249 (4)                  *
9700 Higgins Road, Suite 630
Rosemont, IL  60018

Tom J. Fletcher                       16,224 (5)                  *
8501 West Higgins Road
Chicago, IL 60631

Robert B. Nagel                        2,165 (6)                  *
516 Elder Drive
Winnetka, IL 60093

Mark E. Majewski                       2,499 (7)                  *
8501 West Higgins Road
Chicago, IL 60631

All executive officers and         1,085,168(1)(2)(3)(4)(5)(6)(7)
directors as a group
(7 persons)

----------
      *     Less than 1%.
      1. Includes 24,166 shares that may be acquired pursuant to currently exercisable options.
      2. Includes 17,499 shares that may be acquired pursuant to currently exercisable options and 635 shares held by 401(k) trust.
      3. Includes all shares held of record by Holdings Investments, LLC. Messrs. Evans and Murtaugh are members and managers of the LLC and together control all voting power of the stock owned by the LLC.
      4. Includes 1,916 shares that may be acquired pursuant to currently exercisable options, 15,500 shares held indirectly by entities under Mr. Epstein's control, and 833 shares representing his proportionate ownership in an entity which he does not control.
      5. Includes 15,833 shares that may be acquired pursuant to currently exercisable options.
      6. Includes 1,332 shares that may be acquired pursuant to currently exercisable options.
      7. Includes 2,499 shares that may be acquired pursuant to currently exercisable options.

                      INFORMATION CONCERNING PLANET ZANETT

Description of Business

      Overview

      Planet Zanett was originally organized under the laws of the state of Nevada on March 21, 1996 under the name Willow Bay Associates, LLC ("Willow Bay"). Willow Bay changed its name to Planet Zanett Corporate Incubator, LLC on June 12, 2000 and on July 25, 2000 was merged into Planet Zanett Corporate Incubator, Inc., a Nevada corporation, in order to convert to corporate form. Since inception, Planet Zanett has provided financial, managerial and business plan consulting services to concept-stage and development-stage e-commerce companies.

      Growth of the Internet and B2B E-Commerce. People and businesses are increasingly relying on the Internet to access and share information as well as to purchase and sell products and services. A rapidly growing number of businesses use the Internet to market and sell their products and streamline business operations.

      The Internet's substantial growth creates tremendous market opportunities for companies that connect buyers and sellers, and companies that create applications and systems for traditional businesses wishing to engage in e-commerce. Historically, B2B e-commerce has occurred through electronic data interchange over proprietary networks, which are costly and available only to a limited number of participants. The Internet provides an open platform with common communication protocols to build efficient, cost-effective networks that facilitate e-commerce. As Internet-based network reliability, speed and security have improved in recent years and as more businesses have connected to the Internet, traditional businesses are beginning to use the Internet to conduct e-commerce and exchange information with customers, suppliers and distributors. While the business-to-consumer e-commerce market currently is significant in size, the B2B e-commerce market is larger and is predicted to grow dramatically.

      Planet Zanett believes the B2B e-commerce market is beginning a period of rapid development and growth for the following reasons:

      Expanded Access to New and Existing Customers and Suppliers. In the past, businesses have relied on their sales forces and purchasing departments to develop and maintain customer and supplier relationships. This model is constrained by the time and cost required to exchange current information regarding requirements, prices and product availability, and the difficulty of cost-effectively locating new customers and suppliers and managing existing relationships. Traditional businesses can leverage the Internet to obtain real-time, accurate information regarding requirements, prices and products to a global audience, including suppliers, customers and business partners. This makes it easier for businesses to attract new customers and suppliers, improve service and increase revenue.

      Increased Efficiency and Reduced Cost. Traditional businesses can utilize the Internet to automate their internal operations, including manufacturing, finance, sales and purchasing functions. The Internet can also be used to increase information flow and access throughout an organization. This increases operational efficiency by reducing the time, costs and resources required to transact business, lowering inventory levels and procurement costs, and improving responsiveness to customers and suppliers.

      Challenges Facing Emerging B2B E-Commerce Companies

      Planet Zanett believes emerging B2B e-commerce companies face certain challenges, including:

      Developing a Successful Business Model. B2B e-commerce companies must develop business models that capitalize on the Internet's capabilities to provide solutions to traditional companies in target industries. This requires industry-specific expertise because each industry and market has distinct characteristics including existing distribution channels, levels of concentration and fragmentation among buyers and sellers, procurement policies, product information and customer support requirements. B2B e-commerce companies also require Internet expertise in order to apply their capabilities to their target industries.

      Building Corporate Infrastructure. Many B2B e-commerce companies have been recently formed and require sales and marketing, executive recruiting and human resources, information technology, and finance and business development assistance. These companies also require capital and significant resources and may be required to build technological capabilities and internal operations.

      Finding the Best People. Entrants into the B2B e-commerce market require management with expertise in the applicable market, an understanding of the Internet's capabilities, the ability to manage rapid growth and the flexibility to adapt to the changing Internet marketplace. Planet Zanett believes very few people have these skills, and those that do are highly sought after. To be successful, companies must attract and retain highly qualified personnel. Planet Zanett believes most successful B2B e-commerce companies will rapidly identify market demands and move quickly to satisfy those demands. B2B e-commerce companies that accomplish this goal may establish new standards, gain market share, secure critical partnerships and create a brand name, making competition more difficult for new entrants. In addition, B2B e-commerce companies must keep abreast of Internet and industry-specific developments and adapt to a rapidly changing environment.

      The Internet Incubator Business

      Planet Zanett divides its Internet Incubator operations into three distinct categories: (i) businesses which develop Web-based applications for corporate transactions, (ii) Asset Based Internet(TM) businesses which Planet Zanett forms in conjunction with a non-Web business to develop internet applications for that non-web business that can be marketed to other industry participants, and (iii) existing businesses that need to transfer a portion or all of their business operations to the Internet. While Planet Zanett may not provide all incubation services to this last category of affiliate company, significant investments are being made in such companies in order to provide them with services necessary for their growth.

      Planet Zanett is actively engaged in building a network of businesses, both domestically and abroad, with significant Internet features and is building applications which offer significant growth opportunities. Generally, Planet Zanett will work with two types of businesses: early stage businesses that have been started by others and have sought the financial and management assistance of Planet Zanett, and established companies which require Internet solutions to existing or potential business issues. If Planet Zanett wishes to enter a market in which it cannot locate an attractive affiliate company candidate, a new company may be created or assistance may be rendered to an affiliate company to enable penetration into the new market. Planet Zanett will generate income by charging affiliate companies for use of facilities and equipment, network administration, telecommunications, business plan development and personnel and services.

      Planet Zanett's operating strategy is for Planet Zanett or the Partnership to acquire a significant equity interest in, and for Planet Zanett to provide the services listed above to, the selected businesses. Planet Zanett will integrate affiliate companies into a collaborative network that leverages collective knowledge and resources. With the goal of holding the affiliate company interests for the long-term, Planet Zanett will use these collective resources to actively develop the business strategies, operations and management teams of affiliate companies. Planet Zanett's resources include the experience, industry relationships and specific expertise of its management team and affiliate companies. Planet Zanett intends to take an active role in the management and development of these businesses. Planet Zanett and/or the Partnership also may participate in subsequent rounds of financing, involving potentially larger investments.

      Each business will be managed as part of an integrated support network of affiliate companies that build on Planet Zanett's initial support and develop interrelationships among themselves, thereby accelerating their growth and development. Planet Zanett has established and will continue to establish relationships with companies outside of its network that will enable them to deliver additional services to affiliate companies that they might not otherwise be able to obtain.

       The current management team consists of Mr. Claudio Guazzoni and Mr. David McCarthy. Additional key personnel will join Planet Zanett in the future. In addition, Planet Zanett will have an Advisory Board consisting of knowledgeable and successful executives from a variety of backgrounds.

      Implementation of the Operating Strategy

      There are four steps to the implementation of Planet Zanett's operating strategy: (i) create or identify companies with the potential to become industry leaders, acquire significant interests in such companies and incorporate them into Planet Zanett's collaborative network; (ii) provide strategic guidance and operational support to affiliate companies; and (iv) promote collaboration among affiliate companies.

      Create or Identify Companies With the Potential to Become Market Leaders. Planet Zanett seeks to acquire an interest in Internet companies that offer a combination of a potentially compelling market opportunity, a strategic plan for attempting to maximize the opportunity, and a management team with the necessary experience to execute that plan. Planet Zanett looks for companies that have a strategy designed to create value for the end users of the products or services offered, and that have an opportunity to be profitable.

      Planet Zanett seeks long-term relationships with companies managed by individuals who recognize that creating a technology business requires a focus on teamwork and operational excellence, developing relationships with other technology-based companies, both within and outside of the company's industry, and managing processes in areas as diverse as brand development, sales, marketing, management and technology. Planet Zanett seeks individuals with management experience in the industry in which their company will operate. Industry experience is a key differentiating factor, enabling affiliate companies to enter industries with the experience necessary to effectively operate and grow through their extensive network of contacts.

      When evaluating whether to enter a market by building a company or acquiring an interest in an existing company, Planet Zanett considers the following factors:

      o Inefficiency. Whether the industry suffers from inefficiencies that may be alleviated through e-commerce. The relative amount of inefficiency is considered, as more inefficient industries present greater profit potential.

      o Competition. The amount of competition that a potential affiliate company faces from e-commerce and traditional businesses.

      o Industry Potential. When evaluating a potential affiliate company, the number and dollar value of transactions in its corresponding industry is considered by evaluating the incremental efficiency to be gained from conducting or supporting transactions online and estimating the potential to transfer transactions online. By considering these factors, Planet Zanett can focus on industries for which the leading industry participant can eventually generate significant dollar volumes of profit.

      o Centralized Information Sources. When evaluating a potential affiliate company, Planet Zanett considers whether the industry has product catalogs, trade journals and other centralized sources of information regarding products, prices, customers and other factors. The availability of this information makes it easier for a company to facilitate communication and transactions.

      o Service Provider Profit Potential. When evaluating service providers, Planet Zanett examines the size of the market opportunity, the profit potential in serving the target market and whether the service provider can provide assistance to Planet Zanett's affiliate companies.

      o Industry Leader. Planet Zanett will partner with a company only if it believes that the company has the products and skills to become a leader in its industry.

      o Significant Ownership. Planet Zanett considers whether it will be able to obtain a significant equity position in the company and exert influence over the company.

      o Network Synergy. The degree to which a potential affiliate company may contribute to Planet Zanett's network and benefit from the network and operational resources is considered.

      o Management Quality. The overall quality and industry expertise of a potential affiliate company's management is assessed.

      Provide Strategic Guidance and Operational Support to Affiliate Companies. Through the collective experience of Planet Zanett's management team, Planet Zanett promotes the development of the incubated businesses by offering business development services that cover core management disciplines and other services such as:

      Website Development Services. Planet Zanett will provide affiliate companies with website development services. Planet Zanett will acquire web development companies or contract with web developers or develop in-house capabilities to provide web development services to affiliate companies.

      Executive Matching. Planet Zanett believes a strong management team is essential to implementing a business plan and creating a successful business. In those instances in which Planet Zanett identifies a concept and forms and funds a company to develop the concept, Planet Zanett will recruit management for the company who can implement the plan.

      Additionally, Planet Zanett is able to apply the experience of both the management team and network of affiliate companies to:

      o     Review and formulate business models;
      o     Create specific performance benchmarks;
      o     Provide introductions to strategic partners;
      o Advise on, and facilitate the completion of secondary rounds of financing; and
      o Develop Internet businesses in joint ventures with non-technology companies.

      Although Planet Zanett recognizes that the development of early stage businesses are subject to material risks, value in the affiliate companies is expected to increase when those companies:

      o commence initial stage operations and begin to execute on their business plans;
      o enter later stages of operations and begin to realize significant revenues and capture meaningful market share;
      o secure subsequent rounds of venture funding at higher levels of valuation;
      o     complete initial public offerings; or
      o     are sold to a third party.

      Promote Collaboration Among Affiliate Companies. One of the principal goals of Planet Zanett's network is to promote innovation and collaboration among affiliate companies, which will result in shared knowledge and business contacts among affiliate companies and the formation of numerous strategic alliances.

      Funding

      Planet Zanett's affiliates will have access to funding by Planet Zanett and/or the Partnership. After a detailed analysis of an affiliate company's business plan, Planet Zanett will determine whether to provide funding. If funding is provided, Planet Zanett or the Partnership will deposit money into an escrow account earmarked for that affiliate company. A pre-determined amount of money will be released monthly to the affiliate company for so long as the affiliate company meets predetermined goals. If the affiliate company fails to meet its goals, further funding may be withheld until the problem is corrected. After a detailed analysis of the situation, if Planet Zanett believes the affiliate company will not meet expectations, Planet Zanett will discontinue funding of that affiliate company.

      Investments in affiliate companies will be made in one of two ways. If Planet Zanett intends to maintain a controlling interest in the affiliate company for the foreseeable future, it may hold the interest in that company directly. The Partnership will hold the interests in other affiliate companies. The general partner of the Partnership, PZAM, holds a 20% interest in the Partnership. The remainder of the Partnership's capital will come from private investors. PZAM will receive a management fee of 20% of the net new profits of the Partnership in addition to its parnership interest.

      Generally capital and services enable Planet Zanett or the Partnership to secure a significant interest in the affiliate company. While Planet Zanett or the Partnership remains a significant stockholder of an affiliate company, varying degrees of control are exercised over its operations by retaining some or all of the following:

      o approval rights over significant corporate decisions such as annual budgets, executive compensation, indebtedness, capital expenditures and new securities issuances;
      o the right to establish and maintain the size of the Board of Directors;
      o     the right to elect one or more members to the Board of Directors;
      o     the right to participate in future fundings;
      o     certain enhanced voting rights; and
      o the right to designate outside accountants and approval rights over attorneys, public relations firms and other outside consultants.

      Benefits Of Our Services

      Affiliation with Planet Zanett will provide affiliate companies with the following benefits:

      Hands-on strategic, operational and technology expertise. Planet Zanett's management team is experienced in assisting technology companies in the implementation and understanding of areas such as strategic planning, sales, marketing, partnership strategy, capital planning, brand development, management, technology implementation, negotiations and divestiture/acquisition planning.

      Speed and flexibility. As entrepreneurs who are experienced in the capital raising process, Planet Zanett's management team recognizes the importance of rapid yet prudent funding decisions. The goal is to make funding decisions and to deliver funds to those companies which Planet Zanett chooses to fund within several weeks of receiving a business plan and completing due diligence review of the prospective candidate. In addition to acting quickly and prudently, Planet Zanett believes in providing a high degree of flexibility to affiliate companies.

      Network of companies and people. In a time where marketing, capital, technology and partnerships are critical, Planet Zanett believes that people and relationships remain the most important elements of success for development stage enterprises. Planet Zanett's management team has participated in transactions involving alliances among technology companies and possess an extensive contact list consisting of individuals who work in the technology industry. Through this network of relationships and experiences, the management team can provide superior business assistance to affiliate companies.

      Although Planet Zanett intends to acquire and hold equity interests in affiliate companies on a long-term basis, it will negotiate rights that will enable it to dispose of all or a portion of Planet Zanett's interests in an affiliate company. The decision to sell Planet Zanett's equity interest in an affiliate company will be based on a number of factors, including whether the affiliate company continues to fit within the business strategy and complements the network of affiliate companies, whether Planet Zanett's assets, represented by the interest in the affiliate company, can be better applied to benefit other affiliate companies or to fund new investments and whether Planet Zanett needs to dispose of an interest in order not to be required to register as an investment company.

      Affiliate Companies

      Planet Zanett and the Partnership currently own, or have agreements to acquire, interests in the following affiliate companies as set forth below.

      The Partnership holds interests in the following affiliate companies:

     Name of Affiliate           Description of Business         Investment
     -----------------           -----------------------         ----------

Tranzpartner.com, Inc.       B2B platform over the trucking   $600,000 invested
                             industry.  Helps trucking        for a 40% interest
                             companies to avoid trips
                             without cargo.  Development
                             stage company

     Name of Affiliate           Description of Business         Investment
     -----------------           -----------------------         ----------

Failsafe.com            B2B platform servicing doctors,        $100,000 invested
                        health care providers, and hospitals.  for a 10%
                        Failsafe will store, transfer, and     interest;$300,000
                        sort large medical pictures, scans,    total to be
                        and patient records, and create and    invested for a
                        file insurance forms -  development    30% interest.
                        stage company.

GlobeDrive.Com, Inc.    B2B platform enabling business         $300,000 invested
                        employees to contact office systems    for a 9%
                        from remote location (home or travel)  interest; $1.0
                        seamlessly, as if they were in actual  million total to
                        office. -development stage company.    be invested for a
                                                               30% interest.

IJE, Inc.               B2B on-line head hunting firm          $400,000 invested
                        dedicated to the $500k+ job market     for  a 15%
                        chiefly servicing the mutual/hedge     interest.
                        fund industry. Operating Company.

      Planet Zanett holds interests in the following affiliate companies:

     Name of Affiliate         Description of Business            Interest
     -----------------         -----------------------            --------

Software Professional      High end custom software,          Upon consummation
Services                   middleware, and back-end code      of the Merger,
                           writing, boutique mainly           Planet Zannet
                           designing transaction software     intends to acquire
                           for tier 1 broker dealers          50% in exchange
                           Operating company.                 for $10,000,000 in
                                                              cash and
                                                              securities.

iZanett, Inc.              On line investment banking firm,   70%
                           targeted to institutions and high
                           net worth exempt individuals,
                           focusing on secondary and private
                           placement offerings. Conceptual
                           stage company.

      While the Partnership owns interests in the following affiliate companies, the investment in each company will represent less than a ten percent interest in each company and Planet Zanett will not be providing these companies with incubator services:

     Name of Affiliate         Description of Business           Investment
     -----------------         -----------------------           ----------

Skoodles, Inc.               B2B, B2C development stage           $500,000
                             company with an educational
                             platform. Providing children from
                             the ages of 2-12 with an
                             enjoyable and safe internet
                             environment. It is the first
                             Internet network just for
                             children. It features 3D fantasy
                             worlds with kid-centric avatars,
                             instant messaging, online games,
                             homework help, puzzles, and many
                             specially chosen, kid-approved
                             web sites. While children are
                             surfing they are safe from contact
                             with inappropriate material and
                             predatory individuals who stalk
                             children on the Internet. Headed
                             by the founder of Electric
                             Company and Nickelodeon. Target
                             markets include schools and
                             day care centers

     Name of Affiliate         Description of Business           Investment
     -----------------         -----------------------           ----------

iSwag, Inc.                   B2B site servicing the              $100,000
                              corporate branded merchandise
                              sector. iSwag consolidates the
                              purchasing process and
                              communication lines between
                              corporate brand managers,
                              distributors, and suppliers,
                              and has enabled all groups in
                              the branded merchandise and
                              promotions industry to
                              communicate via the Internet.
                              For distributors, iSwag offers
                              a complete suite of tools and
                              services called DUO(TM),
                              Distribution Utilities Online.
                              DUO(TM); is comprised of order
                              management tools, product
                              offering management, client
                              e-commerce BrandCenter(TM);
                              enabling, as well as several
                              reporting features. For brand
                              managers, LOGO Enabled(TM)
                              BrandCenters provides the
                              ability to monitor the
                              creation, storing of virtual
                              inventory, distribution, and
                              sale of their promotional
                              products via the Internet. For
                              suppliers, eSupplier(sm) grants
                              the ability to communicate
                              with distributors through a
                              simple, web-based interface
                              which facilitates order
                              management, order histories,
                              special offerings, and
                              provides a full suite of
                              product management and
                              communications tools.
                              Operating Company.

e.Salon, Inc.                 Operating company, B2B hub          $225,000
                              servicing the 20,000 SKU
                              market supplying beauty salon
                              professionals. Partner with
                              Pivot Point International,
                              Inc., the pre-eminent
                              educational resource for
                              beauty industry professionals,
                              providing professional
                              training programs and
                              education materials.
                              eSalon.com's Business Center
                              offers salon professionals
                              advice and support in
                              accounting, insurance and
                              financial services; the
                              Superstore will ultimately
                              offer 35,000 different
                              products at prices below
                              wholesale; and a Community
                              section lets beauty industry
                              professionals connect with
                              peers, share ideas and catch
                              up on the latest industry
                              trends. The Website also
                              offers guidance for
                              advertising and promoting
                              salon businesses as well.

         The following affiliate companies are conceptual stage companies in which Planet Zanett intends to maintain a large equity interest. Currently, Planet Zanett has invested no money in these affiliate companies:

        Name of Affiliate                     Description of Business
        -----------------                     -----------------------

Codewriter.com                     Hub built around the software codewriter who
                                   prefers to be an independent contractor.
                                   Contract placement service for software
                                   codewriters.

LawyerForm.com                     B2C platform servicing form filing for
                                   specific legal needs.

WirelessPlanet                     Application designer boutique focusing on
                                   transactional application based on wireless devices.

RadioActiveFile.com (HotFile.com)  B2B platform focusing on governmental regulation of the nuclear waste cleanup
                                   industry.

      Investment Company Act of 1940

      Planet Zanett is primarily engaged in the building of Internet e-commerce companies that it manages as part of an integrated supportive network of "affiliate companies". However, due to its ownership of equity securities of affiliate companies, Planet Zanett could be considered an "investment company" under the Investment Company Act of 1940, which regulates mutual funds and other entities which meet the definition of an "investment company." An "investment company" generally includes any entity that is engaged primarily in the business of investing, reinvesting and trading in securities. The rules under the Investment Company Act provide in part that an entity is presumed not to be an investment company if 45% or less of the value of its total assets (excluding government securities and cash) consists of, and 45% or less of its income over the last four quarters is derived from, securities other than either government securities, securites of majority owned subsidiaries or securities issued by entities that it primarily controls which are not themselves engaged in the business of investing in securities. As the regulations governing the relationship between an investment company and the entities in which it invests are inconsistent with the manner in which Planet Zanett intends to provide services to its affiliate companies, it is critical to Planet Zanett's business plan that it not be an investment company subject to the Investment Company Act.

      Under current federal securities regulations, Planet Zanett will be considered to primarily control an entity if it owns more than 25% of its voting securities and have more control than any other single owner. To alleviate concerns raised by the Investment Company Act of 1940, investments in affiliate companies will be made in one of two ways. If Planet Zanett intends to maintain a controlling interest in the affiliate company for the foreseeable future, it will make that investment directly. If Planet Zanett anticipates its investment will be diluted and it will not have a controlling interest, the Partnership will make the investment.

      Employees

      As of June 30, 2000, excluding affiliate companies, Planet Zanett had 4 full-time employees. None of Planet Zanett's employees are currently covered by collective bargaining agreements and it considers relations with its employees to be satisfactory.

      Facilities

      Planet Zanett's principal office, consisting of approximately 12,800 square feet, is located at 135 East 57th Street, 15th Floor, New York, NY 10022. Zanett Securities Corporation, the leaseholder of the office space and an affiliate of Planet Zanett, has agreed to provide the use of facilities to Planet Zanett and its affiliate companies, in exchange for potential business opportunities introduced to Zanett Securities Corporation by Planet Zanett, Zanett Securities is providing Planet Zanett with use of the facilities. Zanett Securities will utilize approximately 1,500 square feet, leaving approximately 11,300 available for Planet Zanett's activities. Affiliate companies will be charged for services provided by Planet Zanett.

      Legal Proceedings

      Planet Zanett filed a complaint February 2000 in the United States District Court of the District of Delaware asserting an action for breach of contract against a party and seeking damages in excess of $750,000. During March, 2000 the defendant filed its response to the action and counterclaims against Planet Zanett alleging misrepresentation, breach of contract, and breach of the covenant of good faith and fair dealing. Planet Zanett responded to the counterclaim denying all of the allegations.

      Discovery has not yet started and, therefore, no opinion as to the ultimate outcome of this matter can be expressed at this time. However, Planet Zanett intends to vigorously pursue its action for breach of contract and will vigorously defend itself against the counterclaims.

Management's Discussion and Analysis
of Financial Condition and Results of Operations

      Results of Operations

      Because Planet Zanett acquires significant interests in B2B e-commerce companies, many of which generate net losses, it has experienced, and expects to continue to experience, significant volatility in quarterly results. Planet Zanett does not know if it will report net income in any period and expects that it will report net losses in many quarters for the foreseeable future.

      Planet Zanett was inactive in the year ending December 31, 1998. In 1999, revenues totaled $375,000 while total operating expenses equaled $380,661. This resulted in a net loss for the year of $5,661. At year ending 1999 and at the end of the first quarter, March 31, 2000, cash on hand was Planet Zanett's only asset and the balance was under $200. For the same period, a deficit of $5,661 remained in retained earnings, consisting of the net loss from 1999. Also in the same period, accounts payable and accrued expenses, Planet Zanett's only liabilities, remained unchanged at $5,771.

      Liquidity and Capital Resources

      Prior to the Merger, the shareholders of Planet Zanett, will contribute a minimum of $4,000,000 in cash to Planet Zanett.

      To date, Planet Zanett has made investments totaling $2,225,000 in seven affiliate companies and has contributed its interests in those entities to the Partnership in exchange for a 20% ownership in the Partnership. Upon consumation of the Merger, Planet Zanett intends to acquire 50% of Software Professional Services in exchange for $10,000,000 in cash and securities. Planet Zanett anticipates significant additional capital will be invested in the Partnership by outside investors.

Selected Historical Financial Data

                                     Five Months Ended
                                         May 31,
                                       (Unaudited)
                                      2000        1999
                                      ----        ----
INCOME STATEMENT DATA:
      Revenues                            0          0
      Operating Costs                   175         40

BALANCE SHEET DATA:
      Cash and Cash Equivalents          10         35
      Current Liabilities             5,771          0
      Stockholders' Equity           (5,836)       (40)

                           Years Ended December 31,

                                      1999        1998      1997      1996
                                      ----        ----      ----      ----
INCOME STATEMENT DATA:
      Revenues                    $ 375,000         0      18,663       0
      Operating Costs               380,661         0       1,672       0

BALANCE SHEET DATA:
      Cash and Equivalents        $     185         0           0       0
      Current Liabilities             5,771         0           0       0
      Stockholders' Equity           (5,586)        0           0       0

      Following are the Proposals the BAB stockholders will be asked to consider and vote upon at the Special Meeting:

                                  PROPOSAL 1

      Approve the proposal to merge BAB with and into BAB Delaware, a newly formed wholly-owned Delaware subsidiary corporation, for the purpose of becoming a Delaware corporation.

Principal Reasons for the Domestication Merger

      The Domestication Merger will make BAB a Delaware corporation, subject to the laws of Delaware rather than Illinois. Planet Zanett is requiring the Domestication Merger as a condition to the merger as it believes that Delaware corporate law is preferable to Illinois law because it offers greater management flexibility and is more fully developed and supported by extensive judicial decisions.

Domestication Merger

      Pursuant to the Merger Agreement, immediately before the Merger, BAB will merge with and into BAB Delaware (the "Domestication Merger") and file the Certificate of Merger with the Secretary of State in both the States of Delaware and Illinois. The separate and independent existence of BAB will cease and BAB Delaware will be the surviving entity, governed by Delaware law.

Certificate of Incorporation and By-laws

      Once the Certificate of Merger is filed with the Secretary of State in the State of Delaware and in the State of Illinois, the Certificate of Incorporation and By-laws of BAB Delaware, as in effect immediately prior to the Domestication Merger, will be the Certificate of Incorporation and By-laws of the surviving entity.

Directors and Officers

      After the Domestication Merger, the officers and directors of BAB immediately preceding the Domestication Merger will become the directors of the surviving entity.

Comparison  of Rights of  Illinois  Stockholders  and Rights of Delaware
Stockholders

      The following is a summary of the material rights and differences between Illinois and Delaware stockholders. In general the differences arise from different provisions in the companies' certificate of incorporation, bylaws and the variations between Illinois and Delaware corporate law.

      The discussion of the comparative rights of the stockholders set forth below does not purport to be complete and is subject to and qualified in its entirety by reference to the articles of incorporation and bylaws of BAB, the certificate of incorporation and bylaws of BAB Delaware, the Illinois Business Corporation Act (IBCA) and the Delaware General Corporation Law (DGCL).

      Authorized Capital

      BAB. BAB's authorized capital stock consists of 20,000,000 shares of common stock with no par value and 4,000,000 shares of Preferred Stock, 3,880,000 of which have a par value of $0.01, and the other 120,000 of which are designated as Series A and have a par value of $25.00 per share. BAB has no outstanding Preferred Stock. Therefore, this comparison of material shareholder rights will only discuss the BAB Common Stock.

      BAB Delaware. BAB Delaware's authorized capital stock consists of 50,000,000 shares of common stock and 10,000,000 shares of "blank check" preferred stock.

      Voting Rights-Election of Board of Directors

      BAB. Each holder of common stock is entitled to one vote for each share held of record on all matters submitted to a vote and may not cumulate votes for the election of directors. Consequently, the holders of a majority of the shares voted at a meeting of stockholders may, if they so choose, elect all directors to be selected at that meeting, thereby precluding minority stockholder representation.

      BAB Delaware. Each holder of common stock is entitled to one vote for each share held of record on all matters submitted to a vote and may not cumulate votes for the election of directors. Consequently, the holders of a majority of the shares voted at a meeting of stockholders may, if they so choose, elect all directors to be selected at that meeting, thereby precluding minority stockholder representation.

      Number of Directors

      BAB. The board of directors shall consist of four directors.

      BAB Delaware. The board of directors shall consist of four directors.

      Committees of the Board

      BAB. A majority of the board of directors may create one or more committees of two or more members to exercise appropriate authority of the board of directors, and that a majority of such committee shall constitute a quorum for transaction of business. Additionally, a committee may transact business without a meeting by unanimous resolution.

      BAB Delaware. Under the bylaws of BAB Delaware, the board, in designating committees, is limited only to the extent provided for under the DGCL. The DGCL provides that the board of directors may designate 1 or more committees, each committee to consist of 1 or more of the directors of the corporation. Any such committee, to the extent provided in the resolution of the board of directors, or in the bylaws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business

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and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matter: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by this chapter to be submitted to stockholders for approval or (ii) adopting, amending or repealing any bylaw of the corporation.

      Removal of Directors

      BAB. One or more directors may be removed with or without cause, by a majority vote of shareholders. BAB's bylaws provide that a director may be removed with or without cause by the shareholders.

      BAB Delaware. A director or the entire board of directors may be removed, with or without cause, by a majority vote of shareholders, except (i) in the case of a corporation whose board is classified, directors may be removed only for cause unless the certificate of incorporation provides otherwise, or (ii) if the corporation has cumulative voting, in which event if less than the entire board is to be removed, no director may be removed without cause if the votes cast against the director's removal would be sufficient to elect that director.

      BAB Delaware's certificate of incorporation does not provide for either a classified board or cumulative voting and therefore, its board of directors may be removed with or without cause by a majority vote.

      Amendment to Bylaws

      BAB. Unless the power to make, alter, amend or repeal the by-laws is reserved to the shareholders by the articles of incorporation, the by-laws may be made, altered, amended or repealed by the shareholders or the board of directors, but no by-law adopted by the shareholders may be altered, amended or repealed by the board of directors if the by-laws so provide.

      BAB Delaware. Bylaws may be altered, amended, supplemented or repealed, or new bylaws adopted, by: (a) a stockholders' vote, (b) by the board of directors, or (c) by any other manner authorized by the certificate of incorporation. BAB Delaware's bylaws provide that bylaws may be amended by (a) the board of director's majority vote at either a regular or special meeting, or by written consent; or (b) by a majority vote of outstanding shares.

      Amendments to Certificate or Articles of Incorporation

      BAB. Amendments to a corporation's articles of incorporation must be adopted by the action of the board of directors and approved by two-thirds (66 2/3%) of all votes entitled to vote on the amendment. Additionally, if any class or series of shares is entitled to vote as a class, the proposed amendment must be approved by at least two-thirds (66 2/3%) of the votes of the shares of each class or series of shares entitled to vote as a class. A corporation is entitled to decrease the voting requirement.


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

      BAB's restated articles of incorporation do not provide for a decrease of the voting requirement; however, its bylaws provide that any change to the articles of incorporation which affect the preferences or other rights of the holder of BAB's preferred stock must be approved by at least 60% of the outstanding shares of preferred stock.

      BAB Delaware. Amendments to a corporation's certificate of incorporation must be approved by: (a) the board of directors, (b) a majority vote of the outstanding shares entitled to vote for the amendment, and (c) a majority vote of the outstanding stock of each class entitled to vote for the amendment, unless a higher vote is required by the corporation's certificate of incorporation.

      BAB Delaware's certificate of incorporation provides that BAB Delaware may amend its certificate of incorporation in any manner provided for under DGCL. Under DGCL, amendments to the certificate of incorporation require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on that matter. In addition, the holders of the outstanding shares of a class are entitled to vote as a class on any amendment to the certificate of incorporation, whether or not they are entitled to vote on that matter by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of the class, increase or decrease the par value of the shares of the class or alter or change the powers, preferences or special rights of the class so as to affect them adversely.

      Action by Written Consent of Holders of Common Stock

      BAB. Unless otherwise provided in a corporation's articles of incorporation, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting and without a vote, if a consent in writing is signed by holders of shares having at least the number of votes necessary to authorize or take such action at a shareholder meeting. If this consent is not signed by all of the shareholders entitled to vote on the subject matter then that consent will only become effective if, at least five days prior to execution, written notice is give to all shareholders.

      BAB's bylaws permit any action to be taken at an annual or special meeting to be taken by written consent of shareholders which consent requires five days written notice to all shareholders prior to execution of the consent. If all shareholders entitled to vote sign such a consent, then the five day notice period is not applicable.

      BAB Delaware. Unless otherwise provided in a corporation's certificate of incorporation, any action required or permitted to be taken by a corporation's stockholders may be effected by less than unanimous consent without prior notice and without a vote.

      BAB Delaware's Certificate of Incorporation is silent with regard to action by written consent of stockholders, and therefore, such action is permitted.

      Limitation of Personal Liability of Directors

      BAB. A corporation may include in its articles of incorporation a provision limiting the liability of its directors to the corporation and its shareholders for money damages for breach of fiduciary duty as a director, except:

      o for any breach of the director's duty of loyalty to the corporation or its shareholders;
      o for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;


                                     - 64 -
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      o     for unlawful payment of dividends or other unlawful acts after the dissolution of the corporation; or
      o for any transaction from which the director derived an improper personal benefit.

      The provision does not eliminate nor limit the liability of a director for any act or omission occurring before the date the provision became effective. BAB' restated articles of incorporation contain such a provision which limits director's liability, except for the exceptions listed above.

      BAB Delaware. A corporation may eliminate or limit the personal liability of directors to the corporation or its stockholders for damages for any breach of fiduciary duty in such capacity, except under the following circumstances:

      o for any breach of the director's duty of loyalty to the corporation or its stockholders;
      o for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law;
      o for unlawful payment of dividends or other unlawful acts after the dissolution of the corporation; or
      o for any transaction from which the director derived an improper personal benefit.

      The provision does not eliminate or limit the liability of a director for any act or omission occurring before the date the provision became effective. BAB Delaware's certificate of incorporation contains a provision eliminating the personal liability of directors to the corporation and the stockholders for damages for any breach of fiduciary duty in such capacity to the fullest extent permitted under Delaware law.

      Stockholders Meetings

      BAB. The bylaws provide that an annual meeting shall be held on the second Thursday in January of each year or at such time as the board of directors may designate for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting is a legal holiday, the meeting shall be held on the next succeeding business day.

      Special Meetings may be called either by the president, by the board of directors of by the holders of at least one-fifth (20%) of all the outstanding shares of BAB entitled to vote, for the purpose or purposes stated in the call of the meeting. The board of directors may designate any place, as the place of meeting of any annual meeting or for any special meeting called by the board of directors.

      Written notice stating the place, date, and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting or, in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets not less than 20 days nor more than 60 days before the date of the meeting, to each shareholder of record entitled to vote at such meeting.


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

      BAB Delaware. The annual meeting of shareholders shall be held on such date and at such place and time as may be fixed by resolution of the board of directors.

      BAB Delaware's bylaws provide that special meetings may be called either by the president or by the board of directors for the purpose or purposes stated in the call of the meeting. The board of directors may designate any place, as the place of meeting of any annual meeting or for any special meeting called by the board of directors.

      Written notice stating the place, date, and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting or, in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets not less than 20 days nor more than 60 days before the date of the meeting, to each shareholder of record entitled to vote at such meeting.

      Merger or Sale of Assets

      BAB. The bylaws state that shareholders may act by a simple majority of shares present at a meeting and entitled to vote, unless otherwise provided by BAB' restated articles of incorporation, Bylaws, or the IBCA. IBCA requires that a merger or sale of all or substantially all assets be approved by holders of two-thirds (66 2/3%) of the outstanding stock entitled to vote.

      BAB Delaware. BAB Delaware's certificate of incorporation and bylaws contain no provisions governing a merger or sale of all or substantially all of its property and assets, but Delaware corporate law, unlike Illinois corporate law, requires such transactions to be approved by holders of a simple majority of the outstanding stock entitled to vote thereon.

      Business Combinations and Anti-Takeover Provisions

      BAB. BAB is governed by the provisions of section 11.75 of the IBCA.
Section 11.75 provides that a merger, consolidation or disposition of assets or securities involving an "interested shareholder" defined as a person beneficially owning 15% or more of a corporation's voting stock, would be prohibited for three years following the date such person became an interested shareholder unless:

      o before such person became an interested shareholder, the board of directors of the corporation approved the transaction in which the interested shareholder became an interested shareholder;
      o upon consummation of the transaction that resulted in the interested shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting shares of the corporation outstanding at the time the transaction commenced; or

      o following the transaction in which such person became an interested shareholder, the transaction is approved by the board of directors and authorized at a meeting of shareholders by the affirmative vote of the holders of two-thirds of the outstanding voting shares not owned by the interested shareholder.

      Section 7.85 of the Illinois Business Illinois law provides an extra protection for Illinois interested shareholder transactions in Section 7.85 of the Illinois Business Corporation Act by requiring any business combination to be approved by at least 80% of the combined voting power of outstanding shares of all classes and two-thirds of the disinterested shares. The higher voting requirements of this provision do not apply to a transaction if (1) two-thirds of the disinterested directors approve the transaction or (2) certain price and procedure requirements of Section 7.85 are satisfied.

      Sections 7.85 and 11.75 only apply to Illinois corporations, such as BAB which have a class of voting shares that is listed on a national securities exchange, is quoted on an interdealer quotation system such as Nasdaq or is held of record by more than 2,000 shareholders. An Illinois corporation may elect not to be governed by Sections 7.85 and 11.75 in its original articles of incorporation or an amendment thereto or in its bylaws, which amendment must be approved by majority shareholder vote and may not be further amended by the board of directors. BAB is governed by Sections 7.85 and 11.75.

      BAB Delaware. The DGCL bars a corporation which has securities traded on an exchange, designated on the Nasdaq National Market or held of record by more than 2,000 stockholders from engaging in certain business combinations, including a merger, sale of substantial assets, loan or substantial issuance of stock, with an interested stockholder, or an interested stockholder's affiliates and associates, for a three-year period beginning on the date the interested stockholder acquires 15% or more of the outstanding voting stock of the corporation. The restrictions on business combinations do not apply if (a) the board of directors gives prior approval to the transaction in which the 15% ownership level is exceeded, (b) the interested stockholder acquires at one time at least 85% of the corporation's stock (excluding those shares owned by persons who are directors and also officers as well as employee stock plans in which employees do not have a confidential right to vote), or (c) the business combination is approved by the board of directors and authorized at a meeting of stockholders by the holders of at least two-thirds of the outstanding voting stock, excluding shares owned by the interested stockholder.

      Dissenters' or Appraisal Rights

      BAB. Under Illinois law, shareholders are entitled to dissent from and obtain payment for their shares in the event of any of the following corporate actions:

      o mergers and share exchanges if shareholder authorization is required for the transaction by the IBCA or the corporation's articles of incorporation;
      o the sale, lease or exchange of all or substantially all of the corporate assets; or
      o amendments to the articles of incorporation that materially and adversely affect rights in respect of a dissenter's shares.

      BAB Delaware. Under Delaware law, appraisal rights may be available in connection with a statutory merger or consolidation in certain specific situations. Appraisal rights are not available when a corporation is to be the surviving corporation and no vote of its shareholders is required to approve the Merger or consolidation. In addition, no appraisal rights are available to holders of shares of any class of stock which is either: (1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (2) held of record by more than 2,000 stockholders, unless such stockholders are required by the terms of the Merger or consolidation to accept anything other than:

      o     shares of the surviving corporation;
      o shares of stock that are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders;
      o     cash in lieu of fractional shares; or
      o     any combination of the foregoing.

      Shareholders do not have dissenters' appraisal rights with respect to any transaction involving the sale, lease or exchange of all or substantially all of the assets of the corporation.

      Shareholders who perfect their appraisal rights are entitled to receive cash from the corporation equal to the value of their shares as established by judicial appraisal. Corporations may enlarge these statutory rights by including in their certificate of incorporation a provision allowing the appraisal rights in any merger or consolidation in which the corporation is a constituent corporation. BAB Delaware's certificate of incorporation does not enlarge these rights.

      Vote Required for Approval

      For approval, this Proposal requires the affirmative vote of two-thirds of the shares of BAB Common Stock issued and outstanding as of the Record Date present in person or represented by Proxy at the Special Meeting.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1 DESCRIBED ABOVE.

                                   PROPOSAL 2

      Approve the proposal to merge Planet Zanett with and into PZ Acquisition, Inc., pursuant to the Amended and Restated Agreement and Plan of Merger dated August 24, 2000 (the "Merger Agreement") and the issuance of 21,889,295 shares of BAB Common Stock in connection with the Merger; and

Background of the Merger

      On or about January, 4, 2000, Mr. McCarthy contacted Michael Murtaugh, the Vice President and General Counsel of BAB, to introduce Planet Zanett and briefly introduce Planet Zanett's idea for an Internet incubator. Approximately two weeks later, Mr. McCarthy and Mr. Murtaugh scheduled a meeting at BAB's Illinois headquarters to further discuss the possibility of a combination of the two companies.

      On January 17, 2000, Messrs. Guazzoni and McCarthy traveled to BAB's headquarters to meet with Mr. Murtaugh and Michael Evans, the President and Chief Executive Officer of BAB. During this meeting the parties spoke about the potential merger and the various options and benefits for BAB's current operations. A week later, Messrs. Evans, Murtaugh, Guazzoni and McCarthy had a conference call to discuss in detail Planet Zanett's plans for an Internet incubator and described how BAB could be a part of that plan. Subsequently, on January 27, 2000, BAB and Zanett Capital, Inc., an affiliate of Planet Zanett, executed a "Standstill Agreement" whereby both parties agreed to certain confidentiality provisions and BAB agreed not to solicit merger proposals from any other entity.

      On March 1, 2000, BAB and Planet Zanett began negotiating the Letter of Understanding relating to the Merger proposal, which was executed on April 4, 2000.

      During the following week, Messrs. Guazzoni, Evans and Murtaugh met in New York at the previous location of Planet Zanett at 12 East 49th Street in New York city where Mr. Guazzoni spoke with BAB about the office space Planet Zanett intended to use as a "tech center" for the incubator and described in detail Planet Zanett's business plan and the types of affiliate companies Planet Zanett sought for the Internet incubator.

      On May 3, 2000, BAB's Board of Directors conducted a special meeting wherein they discussed and passed a resolution approving the Merger. BAB and Planet Zanett executed the Merger Agreement on the next day. On May 5, 2000, Mr. McCarthy, appeared at BAB's annual stockholders meeting. At that meeting, Mr. McCarthy discussed Planet Zanett's plan for an Internet incubator and answered questions posed by BAB stockholders and employees.

Potential Negative Factors Associated with the Merger

      The BAB board of directors also considered the following potentially negative factors in its deliberation concerning the Planet Zanett merger and subsequent spin-off of BAB assets:

      Planet Zanett is a private entity. Planet Zanett is a newly formed corporation with a limited operating history. This limited operating history, coupled with the fact that Planet Zanett owns, directly or indirectly, interests in privately held companies which also have limited operating histories, meant that analyzing Planet Zanett's financial information was more difficult than if Planet Zanett had been a publicly-traded entity. In addition, Planet Zanett's management infrastructure is not as well-developed as that of a publicly-traded company.

      Successful integration of affiliate companies may not be realized. Planet Zanett's success depends upon the ability to develop or select its affiliate companies. If the affiliate companies do not successfully implement their business plans with the assistance of Planet Zanett's experiences and methodologies, Planet Zanett will not be able to achieve its business plan. Also, the success of Planet Zanett's operation will be dependent upon the management and operations of the affiliate companies, the timing of the marketing of the affiliate companies' products and numerous other factors beyond their control.

      Inherent challenges to effecting the transaction. The management of BAB faces the inherent challenges to effecting the Merger and the attendant risk that BAB management resources may be diverted from other strategic opportunities and from operational matters for an extended period of time.

      The board of directors of BAB concluded that the potential negative factors considered by it were not sufficient, either individually or collectively, to outweigh the advantages of the proposed Merger with Planet Zanett.

Merger of Planet Zanett into PZ Acquisition, Inc.

      Pursuant to the Merger Agreement, at the Effective Time and in accordance with provisions of Section 252 of the DGCL and Title 7, Chapter 92A Section 100 of and Nevada Revised Statutes, Title 7 ("NRS"), Planet Zanett will be merged with and into PZ Acquisition, Inc. Following the Merger, the separate and independent existence of Planet Zanett will cease and PZ Acquisition, Inc. will continue as Planet Zanett, and will be governed by the DGCL.

The Effective Time

      Simultaneously with the Closing, the parties will cause the Merger to be consummated by (i) filing a certificate of merger (the "Certificate of Merger"), in accordance with the relevant provisions of DGCL and NRS, and (ii) making all other filings or recordings required under DGCL and NRS. The Merger will become effective at such time as the Certificate of Merger is duly filed with each of the Secretaries of State of the States of Delaware and Nevada.

Certificate of Incorporation

      At the Effective Time, the Certificate of Incorporation of PZ Acquisition, Inc., as in effect immediately prior to the Effective Time, will be the Certificate of Incorporation of Planet Zanett.

By-laws of PZ Acquisition, Inc.

      At the Effective Time, the by-laws of PZ Acquisition, Inc., as in effect immediately prior to the Effective Time, will be the by-laws of Planet Zanett.

Effect on Securities

      At the Effective Time, the issued and outstanding common stock of Planet Zanett immediately prior to the Effective Time will be converted into and exchanged for shares of BAB Common Stock, in the ratio of 219,892.95 shares of BAB Common Stock for each share of Planet Zanett common stock, or an aggregate of 21,989,295 Shares of BAB Common Stock. As a result, there will be 24,226,852 shares of BAB Common Stock outstanding. 382,482 shares of BAB Common Stock issued to Planet Zanett members will be escrowed until the exercise or expiration of outstanding warrants to purchase 42,498 shares of BAB Common Stock pursuant to an escrow agreement between Planet Zanett and BAB to be entered into prior to the Effective Time. For each share purchased on the exercise of these warrants, nine shares will be released from escrow to Planet Zanett's members. Upon the expiration of a warrant, nine shares in escrow will be returned to the Company for cancellation for each share covered by such warrant. The warrants expire on November 27, 2000 and have an exercise price of $19.20.

Stock Transfer Restrictions

      The issuance shares of BAB Common Stock to the shareholders of Planet Zanett will not be registered under any federal or state securities laws and, accordingly, those shares will be "restricted securities" as defined in Rule 144 under the Securities Act of 1933 and may only be sold under certain circumstances.

      In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who owns shares that were purchased from us (or any affiliate) at least one year previously, including a person who may be deemed our affiliate, is entitled to sell within any three-month period, a number of shares that does not exceed 1% of the then outstanding shares of our common stock. If our common stock is subsequently included for trading in an automated inter-dealer quotation system (such as the Nasdaq SmallCap Market) or listed on a national securities exchange, then the volume limitation will become the greater of:

      o     1% of the then outstanding shares of our common stock; or

      o the average weekly trading volume of our common stock during the four calendar weeks preceding the date on which notice of the sale is filed with the Securities and Exchange commission.

      Sales under Rule 144 are also subject to manner of sale provisions, notice requirements and the availability of current public information about us. Any person (or persons whose shares are aggregated) who is not deemed to have been our affiliate at any time during the 90 days preceding a sale, and who owns shares within the definition of "restricted securities" under Rule 144 under the Securities Act that were purchased from us (or any affiliate) at least two years previously, would be entitled to sell such shares under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements.

Indemnification of BAB and PZ Acquisition, Inc. by BAB, Inc.

      Pursuant to the Certificate and Indemnification Agreement between BAB, Inc., BAB and Planet Zanett, BAB, Inc. has agreed to certify the accuracy of BAB's representations and warranties in the Merger Agreement, and indemnify BAB, PZ Acquisition, Inc. and Planet Zanett for any breach of those representations and warranties.

Management of BAB Following the Merger

      Upon consummation of the Merger, the BAB Board will be set at four directors and Claudio M. Guazzoni, David M. McCarthy, Sebastian Cassetta and Dr. Andrew Schiff will be the BAB Board. Concurrently therewith, the current directors of BAB will resign and will be appointed as the Board of Directors of BAB, Inc.

      At the Effective Time, all of the current officers of BAB will resign and Claudio M. Guazzoni and David M. McCarthy will be elected or appointed as the officers of BAB, to serve until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified.

      The following sets forth certain information with respect to the Directors and Officers of BAB after the Merger, based on information supplied by such persons. The following information is as of June 30, 2000, unless otherwise specified.

NAME                          AGE               TITLE
----                          ---               -----

Claudio M. Guazzoni           38                President and Director

David M. McCarthy             38                Chief Executive Officer and
                                                Director

Sebastion Cassetta            51                Director

Dr. Andrew Schiff             34                Director

      Claudio M. Guazzoni. Mr. Guazzoni co-founded The Zanett Securities Corporation, of which he is President, in 1993. Mr.
Guazzoni has served on the board of
directors of SmartServe Online Inc. since January 1998. Mr. Guazzoni was graduated from Yale University in 1984.

      David M. McCarthy. Mr. McCarthy co-founded Zanett Securities Corporation, of which he is Vice President and Chairman, in 1993. Mr. McCarthy received a B.A., Political Science from the University of Massachusetts at Amherst in 1986.

      Sebastian Cassetta. Mr. Cassetta has been the Chairman & Chief Executive Officer of SmartServ Online, Inc. since its inception in 1993. Prior to SmartServ, Mr. Cassetta was the founder and President of Burns and Roe Securacom Inc., an engineering and large-scale systems intergration firm. He was also a former Director, managing Director and Vice president of Brinks Inc. At Brinks, Mr. Cassetta expanded international operations in over 15 countries and became the youngest person to be appointed Vice President in Brinks' 140 year history.

      Andrew Schiff, MD. Dr. Schiff is currently an Associate with Perseus-Soros Biopharmaceutical Fund, LP. Dr. Schiff joined Perseus-Soros as an associate in September of 1999. Over the last 10 years, Dr. Schiff has practiced internal medicine at The New York Presbyterian Hospital where he serves as an Assistant Professor of Medicine. In addition, he has also has been a partner of a small family run investment fund, Kuhn, Loeb & Co. as well as a consultant for Northwood Ventures, a Long Island, New York based venture group. In these capacities, he has been responsible for generating deal flow, evaluating investment potential of numerous opportunities in the life science and technology areas, and raising additional financing for portfolio companies. Dr. Schiff received his MD from Cornell University Medical College and his MBA from Columbia University. His bachelor's degree in neuroscience was awarded with honors by Brown University.

      Messrs. Guazzoni, McCarthy, Cassetta and Schiff will not receive any compensation from BAB in the form of salary, bonus or otherwise.

The Merger Agreement

      General Description

      BAB is seeking your approval to certain transactions contemplated by the Merger Agreement between BAB and Planet Zanett. The Merger Agreement contemplates a series of transactions as a result of which BAB will divest itself of its current operations and acquire Planet Zanett, in exchange for 90% of BAB's common stock, and you will receive 100% of the common stock of BAB, Inc., which will carry on BAB's current business. Capitalized terms not defined in this summary are defined in the Merger Agreement. This discussion is a summary of certain provisions of the Merger Agreement and is qualified in its entirety by the Merger Agreement which is attached to this Proxy Statement.

      Exchange of Stock Certificates

      BAB will deliver to each holder of Planet Zanett common stock a certificate evidencing the number of whole shares of BAB Common Stock to which such holder is entitled. Until so issued, each outstanding share of Planet Zanett will be deemed for all purposes to evidence the ownership of the number of whole shares of BAB Common Stock into which such share is converted.

      Representations and Warranties

      The Merger Agreement contains customary representations made in merger agreements by Planet Zanett and BAB as to, among other things:

      o due organization, good standing and absence of violations of organizational documents;
      o     capital structure;
      o     validity of financial and other information supplied;
      o     ownership of subsidiaries;

      o requisite corporate power and authority to enter into the Merger Agreement and the agreements related thereto and to consummate the transactions provided for thereby;
      o due authorization, execution and delivery of the Merger Agreement and the agreements related thereto;
      o validity and enforceability of the Merger Agreement and the agreements related thereto;
      o the disclosures contained in documents filed with the SEC (including this Proxy Statement);
      o     required filings and approvals;
      o     absence of defaults;
      o     absence of undisclosed liabilities and material changes;
      o     absence of litigation;
      o     compliance with applicable laws;
      o     employee benefit plans;
      o     compliance with environmental laws and regulations;
      o     tax matters;
      o     material contracts;
      o     title to properties;
      o     intellectual property matters;
      o     condition and sufficiency of assets;
      o     absence of certain transactions with affiliates;
      o     insurance; and
      o     corporate records.

      None of the representations and warranties contained in the Merger Agreement survives the Closing; therefore, neither of Planet Zanett nor BAB has any remedies for breach of the representations and warranties which may first be discovered after the Closing. However, Planet Zanett may have a remedy against BAB, Inc. under its Certificate and Indemnification Agreement.

      Covenants

      Each of Planet Zanett and BAB has made certain covenants in the Merger Agreement relating to the conduct of its respective businesses prior to the Merger. In addition, each of BAB and Planet Zanett has agreed to:

      o     maintain its corporate existence in good standing;
      o     maintain the general character of its business;
      o maintain in effect all of its presently existing insurance coverage (or substantially equivalent insurance coverage);
      o preserve its business organization intact, preserve its good will, keep available the services of its current officers and employees and preserve its present business relationships with its customers, clients and other Persons with which it has business relations; and
      o in all respects conduct its business only in the usual and ordinary manner consistent with past practice.

      Non-Solicitation

      BAB has agreed to cease any existing discussions or negotiations, if any, with any parties conducted heretofore with respect to any acquisition or exchange of all or any material portion of the assets of, or any equity interest in, BAB or any of its subsidiaries or any business combination with BAB or any of its subsidiaries, except that BAB may initiate or continue any existing discussions or negotiations with respect to the stores listed in the Merger Agreement. BAB also has agreed that, prior to the Effective Time or December 31, 2000, whichever is earlier, it will not, and will not authorize or permit any of its subsidiaries or any of its or its subsidiaries' directors, officers, employees, agents or representatives, directly or indirectly, to solicit, initiate, encourage or facilitate, or furnish or disclose non-public information in furtherance of, any inquiries or the making of any proposal with respect to any merger, liquidation, recapitalization, consolidation or other business combination involving BAB or its subsidiaries or acquisition of any capital stock or any material portion of the assets of BAB or any of its subsidiaries (other than the stores listed in the Merger Agreement), or any combination of the foregoing, or negotiate, explore or otherwise engage in discussion with any person other than Planet Zanett with respect to any acquisition transaction, or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by the Merger Agreement; provided that BAB may furnish information to, and negotiate or otherwise engage in discussions with, any party who delivers a bona fide written proposal for an acquisition transaction if the BAB Board determines in good faith and on a reasonable basis by a majority vote, after consultation with its outside counsel and financial advisors, that such acquisition transaction is reasonably likely to be more favorable to BAB and its stockholders from a financial point of view than the transactions contemplated by the Merger Agreement and that failure to take such action would thus constitute a breach of the fiduciary duties of the BAB Board.

      BAB will, as soon as practicable, advise Planet Zanett in writing of the receipt, directly or indirectly, of the existence of any discussions, negotiations, proposals or substantive inquiries relating to an acquisition transaction, identify the offeror and furnish to Planet Zanett a copy of such proposal or substantive inquiry, if it is in writing, or a written summary of any oral proposal or substantive inquiry relating to an acquisition transaction. BAB will as soon as practicable advise Planet Zanett in writing of any substantive development relating to such proposal, including the results of any substantive discussion or negotiations with respect thereto.

      Neither the BAB Board nor any committee thereof will (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Planet Zanett, the approval or recommendation of the BAB Board or a committee thereof of the Merger Agreement or the transactions contemplated thereby or (ii) recommend to the BAB Stockholders, or propose to recommend to the BAB Stockholders, any Acquisition Transaction except at or after the termination of the Merger

Agreement pursuant to and in accordance with the termination provisions provided in the Merger Agreement.

      Planet Zanett has agreed to immediately cease any existing discussions or negotiations, if any, with any parties conducted heretofore with respect to any acquisition or exchange of all or any material portion of the assets of, or any equity interest in, Planet Zanett or any business combination with Planet Zanett. Planet Zanett agrees that, prior to the Effective Time, it will not, and will not authorize or permit any of its directors, officers, employees, agents or representatives, directly or indirectly, to solicit, initiate, encourage or facilitate, or furnish or disclose non-public information in furtherance of, any inquiries or the making of any proposal with respect to any merger, liquidation, recapitalization, consolidation or other business combination involving Planet Zanett or acquisition of any common stock, or any material portion of the assets of Planet Zanett or any combination of the foregoing, or negotiate, explore or otherwise engage in discussion with any Person (other than BAB or its directors, officers, employees, agents and representatives) with respect to any such transaction, or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by the Merger Agreement.

      Indemnification and Insurance

      Pursuant to the Merger Agreement the parties have agreed that:

      The indemnification provisions set forth in BAB's Charter and Bylaws will not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would adversely affect the rights thereunder as of the Effective Time of individuals who at the Effective Time were directors, officers, employees or agents of BAB or its Subsidiaries, unless such modification is required after the Effective Time by Law.

      BAB will, to the fullest extent permitted under applicable Law or under the BAB Charter Documents, indemnify and hold harmless each present and former director, officer, employee or agent of Planet Zanett against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (collectively, "Actions"), (x) arising out of or pertaining to any breach by BAB of its representations, warranties and/or covenants contained in the Merger Agreement, or any failure by BAB to perform its obligations under the Merger Agreement or under the Transaction Documents and the related agreements or (y) otherwise with respect to any acts or omissions of BAB occurring at or prior to the Effective Time, in each case for a period of six years after the Effective Time; provided, however, that, in the event that any claim or claims for indemnification are asserted or made within such six-year period, all rights to indemnification in respect of any such claim or claims will continue until the disposition of any and all such claims.

      BAB and Planet Zanett will, to the fullest extent permitted under applicable Law or under the BAB Charter Documents, indemnify and hold harmless each present and former director, officer, employee or agent of BAB against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any Actions, (x) arising out of or pertaining to any breach by Planet Zanett of its representations, warranties and/or covenants contained in the Merger Agreement, or any failure by Planet Zanett to perform its obligations under the Merger Agreement or under the Transaction Documents and the related agreements or (y) otherwise with respect to any acts or omissions of Planet Zanett occurring at or prior to the Effective Time, in each case for a period of six years after the Effective Time; provided, however, that, in the event that any claim or claims for indemnification are asserted or made within such six-year period, all rights to indemnification in respect of any such claim or claims will continue until the disposition of any and all such claims.

      Pursuant to the Certificate and Indemnification Agreement the parties have agreed that:

      BAB, Inc. will indemnify and hold harmless BAB, PZ Acquisition, Inc., Planet Zanett and Messrs. Guazzoni and McCarthy as the holders of BAB's Common Stock following the Merger from, against and with respect to any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest, penalties, and reasonable attorneys' fees and expenses, costs of litigation and costs of investigation resulting from a breach of the representations and warranties made by BAB pursuant to the Merger Agreement.

      Additional Covenants

      In addition to the covenants detailed above, each of the parties have made certain additional covenants, relating to, among other matters, the following:

      o     restrictions on the making of press releases;
      o     maintenance of confidentiality;
      o     tax filings;
      o     preparation and distribution of this proxy statement;
      o     mutual notification of particular events;
      o     public announcements;
      o     coordination of special meetings;
      o     providing of access to one another's facilities and records;
      o     the tax treatment of the Merger; and
      o cooperation regarding filings with governmental and other agencies and organizations.

      Conditions to Consummation of the Merger

      The respective obligations of each party to consummate the Merger are subject to the satisfaction at or prior to the Effective Time of a number of conditions as set forth in more detail in the Merger Agreement. The conditions include the following:

      Conditions to Each Party's Obligations to Effect the Merger. From and after the date of the Merger Agreement and continuing until the Closing Date or earlier termination as provided for in the Merger Agreement, the respective obligations of each party under the Merger Agreement to effect the Merger and the other transactions contemplated by the Merger Agreement, the Transaction Documents and the related agreements (including the Related

Transactions) are subject to the full satisfaction at or prior to the Closing Date of the following conditions:

      o no statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits, restrains, enjoins or restricts the consummation of the transactions contemplated by the Merger Agreement;

      o all required consents, approvals, waivers and authorizations which are necessary to effect the transactions contemplated by the Merger Agreement will have been obtained;

      o the parties' businesses have continued in the normal course and consistent with past practices.

      o the absence of any litigation resulting from the threat or claim of a third party concerning the consummation of the Merger;

      Conditions to the Obligations of Planet Zanett. The obligation of Planet Zanett to effect the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

      o the representations and warranties of BAB set forth in the Merger Agreement that are qualified as to materiality will be true and correct, and the representations and warranties of BAB set forth in the Merger Agreement that are not so qualified will be true and correct in all material respects;

      o BAB will have obtained the consent, approval or waiver of each non-governmental person whose consent, approval or waiver will be required in order for BAB to consummate the transactions contemplated by the Merger Agreement;

      o each of the covenants and obligations of BAB to be performed at or before the Effective Time pursuant to the terms of the Merger Agreement and the obligations of BAB and each other party (other than Planet Zanett) to each of the related agreements to be performed at or before the Effective Time pursuant to the terms of each such related agreement will have been duly performed in all material respects at or before the Effective Time;

      o since November 28, 1999, no change or event will have occurred which has had or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on BAB;

      o BAB will have presented evidence satisfactory to Planet Zanett's counsel that any and all liabilities of BAB (other than the CIB Bank debt) have been transferred to its subsidiaries in such a way that the transfer prevents the possibility of a creditor of BAB to file suit against Planet Zanett and survive a motion for summary judgement;

      o Planet Zanett will have satisfactorily completed its due diligence on BAB;

      o     Planet Zanett will have received the BAB, Inc. Indemnification.

      Conditions to the Obligations of BAB. The obligations of BAB to effect the Merger and the other transactions contemplated by the Merger Agreement, the Transaction Documents and the related agreements are subject to the satisfaction at or prior to the Effective Time of the following conditions:

      o the representations and warranties of Planet Zanett set forth in the Merger Agreement that are qualified as to materiality will be true and correct, and the representations and warranties of Planet Zanett set forth in the Merger Agreement that are not so qualified will be true and correct in all material respects;

      o Planet Zanett will have obtained the consent, approval or waiver of each non-governmental Person whose consent, approval or waiver will be required in order for Planet Zanett to consummate the transactions contemplated by the Merger Agreement;

      o each of the covenants and obligations of Planet Zanett to be performed at or before the Effective Time pursuant to the terms of the Merger Agreement and the obligations of Planet Zanett and each other party (other than BAB) to each of the related agreements to be performed at or before the Effective Time pursuant to the terms of each such related agreement will have been duly performed in all material respects at or before the Effective Time;

      o since November 28, 1999, no change or event will have occurred which has had or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on Planet Zanett;

      o BAB will receive evidence reasonably satisfactory that Planet Zanett has at least Four Million Dollars ($4,000,000) in cash, cash equivalents or marketable securities.

      Termination

      The Merger Agreement may be terminated and the Merger may be abandoned at any time, but prior to the Effective Time, notwithstanding approval thereof by Planet Zanett Stockholders and the BAB Stockholders:

      o     by mutual written consent of BAB and Planet Zanett;

      o by either BAB or Planet Zanett, if any final order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement or the related agreements (including the Merger or the Related Transactions) will have been entered by any Governmental Entity and will have become final and non-appealable;

      o by BAB if any of the BAB stockholder proposals submitted to the vote of the BAB stockholders will fail to receive the requisite vote for approval at the BAB stockholders meeting, unless Planet Zanett has waived in writing such requirement;

      o by Planet Zanett, if BAB has materially breached any material representation or warranty or failed to perform any material covenant or agreement contained in the Merger Agreement, which breach has not been cured on or prior to 30 days following delivery of written notice of such breach by Planet Zanett to BAB; or

      o by BAB, if Planet Zanett has materially breached any material representation or warranty or failed to perform any material covenant or agreement contained in the Merger Agreement, which breach has not been cured on or prior to 30 days following delivery of written notice of such breach by BAB to Planet Zanett.

      Amendment and Waiver

      The Merger Agreement may be amended by action taken by Planet Zanett and BAB at any time before or after approval of the Merger by Planet Zanett shareholders and the BAB Stockholders but, after any such approval, no amendment will be made which requires the approval of such equity holders under applicable law without such approval. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of the parties.

      At any time prior to the Effective Time, each party may

      o extend the time for the performance of any of the obligations or other acts of the other party,
      o waive any inaccuracies in the representations and warranties of the other party contained herein or in any document, certificate or writing delivered pursuant hereto or
      o waive compliance by the other party with any of the agreements or conditions contained herein.

      Any agreement on the part of either party hereto to any such extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of either party to assert any of its rights under the Merger Agreement will not constitute a waiver of such rights.

      Fees and Expenses

      Except as provided below, Planet Zanett and BAB will each bear its respective fees, costs and expenses incurred in connection with the Merger Agreement and the related agreements and the transactions contemplated hereby and thereby; provided that Planet Zanett will bear the expense of, and its counsel will have primary responsibility for, preparation of documents necessary to effect the Merger and the Domestication Merger and preparation and filing of the Proxy Statement.

      In the event that the Merger Agreement is terminated because BAB has failed to complete an obligation that was within its control to complete, BAB will reimburse or pay the out-of-pocket fees and expenses Planet Zanett incurred in connection with the preparation and negotiation of this Agreement, preparation and filing of SEC documents, or otherwise in connection with the transactions contemplated in the Merger Agreement.

      Affiliate Agreement

      At or before the Effective Time, Planet Zanett will enter into a binding agreement (the "Affiliates Agreement") with Zanett Securities Corporation, Claudio Guazzoni and David McCarthy ("Zanett Affiliates"), providing that all Internet incubator investments which would result in Planet Zanett having "primary control," as defined in the Investment Company Act of 1940 will be made only through Planet Zanett.

U.S. Federal Income Tax Consequences

      The following general discussion summarizes the anticipated material U.S. federal income tax consequences of the Merger to BAB stockholders.

      The following discussion is not binding on the Internal Revenue Service. It is based upon the Internal Revenue Code of 1986, as amended, regulations, rulings and decisions in effect as of the date of this document, all of which are subject to change, possibly with retroactive effect. Tax consequences under state, local and foreign laws and U.S. federal laws other than U.S. federal income tax laws, are not addressed.

      It is intended that the Merger qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Assuming the Merger qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, holders of Planet Zanett common stock that receive BAB Common Stock in the Merger will not recognize gain or loss for U.S. federal income tax purposes. Each stockholder's aggregate tax basis in the BAB Common Stock received in the merger will be the same as his aggregate tax basis in the Planet Zanett common stock surrendered in the Merger.

      Because BAB Common Stock remains unchanged in the Merger, the Merger will not cause BAB stockholders to recognize any gain or loss. No gain or loss will be recognized by BAB or Planet Zanett.

      Tax matters are very complicated and the tax consequences of the Merger to you will depend on the facts of your own situation. We urge you to consult your tax advisors for a full description of the tax consequences of the Merger to you.

Equity Ownership of BAB

      As a result of the Merger and the related transactions, the BAB Common Stock will be held as follows:

      Number of                  Shares                Percent
                                 ------                -------
Planet Zanett Stockholders(1)  21,989,295                90%
BAB Stockholders(2)             2,443,255                10%

            Total              24,432,550               100%
                               ----------               ----

(1) Includes 382,482 shares subject to escrow pending exercise or expiration of certain warrants to purchase BAB Common Stock.
(2) Includes 205,698 shares issuable on the exercise of outstanding options and warrants

Description of BAB Capital Stock

      The following is a summary of the material terms of BAB's capital stock and is qualified in its entirety by reference to BAB's current Articles of Incorporation and Bylaws. Because it is only a summary, it does not contain all information that may be important to stockholders.

      As of the date of this Proxy Statement, BAB's authorized capital stock consists of 20,000,000 shares of common stock no par value, of which 2,237,557 shares are issued and outstanding and 3,880,000 shares of preferred stock no par value, of which no shares are issued and outstanding. No other classes of capital stock are authorized under BAB's current Charter.

      Common Stock

      There are no preemptive, subscription, conversion or redemption rights pertaining to the Common Stock. The absence of preemptive rights could result in a dilution of the interest of existing shareholders should additional shares of Common Stock be issued. Holders of the Common Stock are entitled to receive such dividends as may be declared by the Board of Directors out of assets legally available therefor and to share ratably in the assets of the Company available upon liquidation, subject to rights of holders of the Preferred Stock, if any. The shares currently outstanding are, and the are offered hereby, upon payment and issuance as described in this Prospectus, will be fully paid and nonassessable.

      Each share of Common Stock is entitled to one vote for all purposes and cumulative voting is not permitted in the election of directors. Accordingly, the holders of more than 50% of all of the outstanding shares of Common Stock can elect all of the directors. Significant corporate transactions such as amendments to the Articles of Incorporation, mergers, sales of assets and dissolution or liquidation require approval by the affirmative vote of the majority of the outstanding shares of Common Stock. Other matters to be voted upon by the holders of Common

Stock normally require an affirmative vote of a majority of the shares present at the particular shareholders meeting. As of the date of this Proxy Statement, BAB's directors and officers own approximately 47.8% of the outstanding shares of BAB's Common Stock and following the Merger will own 90% of the outstanding shares. Accordingly, BAB's directors and executive officers have significant voting influence in connection with election of the directors of BAB and control of BAB's business and affairs.

      Preferred Stock

      The Board of Directors of the Company may, without further action by the shareholders, from time to time, issue Preferred Stock in one or more series and determine the rights, preferences, privileges, and restrictions, including voting rights, dividend rights, dividend rate, liquidation preference, conversion or exchange rights, redemption and sinking fund provisions, and the number of shares constituting and the designation of any such series. The holders of such shares of Preferred Stock, if issued, would likely have rights, preferences, and privileges in addition to those afforded the holders of shares of Common Stock. The Board of Directors currently has no plans to issue any shares of Preferred Stock.

      The issuance of Preferred Stock in certain circumstances may have the effect of delaying, deferring, or preventing a change in control of the Company without further action by the shareholders, may discourage bids for the Common Stock at a premium over the market price of the Common Stock, and may adversely affect the market price of, and the voting and other rights of the holders of, the Common Stock.

Accounting Treatment of the Merger

      For accounting purposes, the Merger will be treated as a recapitalization of Planet Zanett with Planet Zanett as the acquiror (reverse acquisition).

Regulatory Approvals

      No regulatory approvals are required to complete the transactions contemplated by the Merger Agreement.

Vote Required for Approval

      For approval, this Proposal requires the affirmative vote of two-thirds of the shares of BAB Common Stock issued and outstanding as of the Record Date present in person or represented by Proxy at the Special Meeting.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2 DESCRIBED ABOVE.

                                   PROPOSAL 3

      Approve the declaration of a dividend, consisting of all of the common stock of BAB, Inc., to the holders of BAB Common Stock as of the Spin-off Record Date.

General Description of the Spin-off Proposal

      Pursuant to the Merger Agreement, prior to the Effective Time, BAB will declare a dividend consisting of all of the common stock of BAB, Inc. to holders of BAB Common Stock as of a Spin-off Record Date prior to the Effective Time, payable as soon as practicable following the Effective Time. Planet Zanett shareholders receiving BAB Common Stock in the Merger will not participate in the dividend.

Principal Reasons for the Spin-off Proposal

      The purpose of this transaction is to provide BAB's Stockholders with the same interest in BAB's historical operations they had prior to the Merger. All of the assets of BAB related to BAB's current business operations will be transferred to BAB, Inc., which will assume all liabilities of BAB related to its current business operations. The current management of BAB will be the management of BAB, Inc.

Potential Negative Factors Associated with the Spin-off

      Limited public trading. Following the Spin-off, BAB, Inc.'s common stock will not be traded on the Nasdaq SmallCap Market but will be conducted in the over-the-counter markets on the OTC Bulletin Board. Consequently, the liquidity of BAB, Inc.'s securities will likely be impaired, not only in the number of shares which may be bought and sold, but also through delays in the timing of the transactions, reduction in security analysts' and the news media coverage, if any, of BAB, Inc. and lower prices for BAB, Inc.'s securities than might otherwise prevail.

      Future growth uncertain. There can be no assurance that BAB, Inc. will be able to manage its operations effectively or that it will be able to maintain or accelerate its growth. The impact of the dividend on BAB's operations remains uncertain.

      In view of the wide variety of factors considered, the BAB board of directors did not find it practicable to, and did not quantify or otherwise attempt to assign relative weights to the specific factors considered. The BAB board of directors viewed its position and recommendation as being based on the totality of the information presented to and considered by it. After taking into consideration all the factors set forth above, the BAB board of directors determined that the potential benefits of the dividend outweighed the potential detriments.

Formation of BAB, Inc.

      BAB has formed BAB, Inc. under the laws of the State of Delaware. BAB, Inc. was formed to hold all of the operating subsidiaries of BAB, to be spun-off as a dividend to the shareholders of BAB.

Certificate of Incorporation of BAB, Inc.

      The Certificate of Incorporation of BAB, Inc. was filed July 12, 2000, and will be the Certificate of Incorporation of BAB, Inc. unless and until thereafter changed or amended as provided therein or in accordance with applicable law.

By-laws of BAB, Inc.

      At the time of the Spin-off, the by-laws in effect for BAB, Inc. will be the by-laws of BAB, Inc. unless and until thereafter changed or amended as provided therein or in the Certificate of Incorporation or by applicable law.

Management of BAB, Inc. After the Spin-off

      The initial Board of Directors of BAB, Inc. will consist solely of those persons who comprised the Board of Directors of BAB prior to the Effective Time, or a sub-set of them, selected by them, and any subsequent members who take office for any reason (including removal of any incumbent director for cause) will be elected solely from nominees so elected by the remaining BAB, Inc. Directors, BAB as sole shareholder of BAB, Inc. will vote its shares solely for such nominees.

Tax Consequences of the Spin-off

      The distribution of the BAB, Inc. stock to the BAB Shareholders should qualify as a tax-free spin-off to BAB's U.S. stockholders under the tax-free spin-off provisions of the Internal Revenue Code of 1986 (the "Code") and BAB should have no income tax due as a result of the Spin-off. No legal opinions or Internal Revenue Service rulings have been requested with respect to these matters.

      The discussion set forth below is based on current provisions of the Code, existing regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. No attempt has been made to comment on all federal income tax consequences of the distribution that may be relevant to particular holders, including holders that are subject to special tax rules such as dealers in securities, foreign persons, mutual funds, insurance companies, tax-exempt entities, stockholders who acquire their BAB Common Stock pursuant to the exercise of employee stock options or otherwise as compensation and holders who do not hold their BAB Common Stock as capital assets. Holders of BAB Common Stock are urged to consult their own tax advisors regarding the federal income tax consequences of the distribution in light of their personal circumstances and the consequences under applicable state, local and foreign tax laws.

      If the distribution qualifies as a tax-free distribution under the tax-free spin-off provisions of the Code:

            o A BAB stockholder should not recognize any income, gain or loss as a result of the distribution;
            o A BAB stockholder's aggregate tax basis for his or her BAB Common Stock on which BAB Common Stock is distributed and the BAB, Inc. common stock received by such stockholder in the distribution should be the same as the basis of BAB Common Stock held by such stockholder immediately prior to the distribution. A BAB stockholder's aggregate tax basis should be allocated between his or her BAB Common Stock and BAB, Inc. common stock received in the distribution in proportion to the fair market value of both the BAB, Inc. common stock and BAB Common Stock on the distribution date;

            o A BAB stockholder's holding period for the BAB, Inc. common stock received in the distribution should include the holding period of the BAB Common Stock on which the distribution is made, provided that such BAB Common Stock is held as a capital asset by such stockholder on the distribution date;

      There are numerous requirements that must be satisfied in order for the distribution to be accorded tax-free treatment under the Code, many of which are fact specific and subjective. If the distribution fails to qualify as a tax-free spin-off under the spin-off provisions of the Code, each BAB stockholder would be generally treated as if such stockholder had received a taxable distribution in an amount equal to the fair market value of the BAB, Inc. common stock received. That distribution would be taxable as a dividend to the extent of each such shareholder's pro rata portion of BAB's earnings and profits, the excess will be a return of such shareholder's basis in such shareholder's stock and the excess, after basis is returned to zero, will be treated as gain from the sale of the stock.

      Current United States Treasury regulations require each BAB stockholder who receives BAB, Inc. common stock pursuant to the spin-off to attach to his or her federal income tax return for the year in which the distribution occurs a detailed statement setting forth such data as may be appropriate in order to show the applicability under the tax-free spin-off provisions of the Code to the distribution. BAB will provide the appropriate information to each stockholder of record as of the record date, September 8, 2000.

Vote Required for Approval

      Stockholder approval of the dividend is not required by Delaware law, but is sought to facilitate distribution of the dividend under the securities laws of certain states in which shareholders reside. The dividend is an integral part of the reorganization contemplated by Proposals 1 and 2. As elsewhere disclosed is this Proxy Statement, unless all three proposals are approved none of the proposals will be implemented.

      For approval, this Proposal requires the affirmative vote of a majority of the shares of BAB Common Stock present in person or represented by Proxy at the Special Meeting.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3 DESCRIBED ABOVE.

                              CERTAIN TRANSACTIONS

      The following information relates to certain relationships and transactions between BAB and related parties, including officers and directors of BAB. It is BAB's policy that it will not enter into any transactions with officers, directors or beneficial owners of more than 5% of BAB's Common Stock, or any entity controlled by or under common control with any such person, on terms less favorable to BAB than could be obtained from unaffiliated third parties and all such transactions require the consent of the majority of disinterested members of the Board of Directors.

      Management believes that the following transactions were effected on terms no less favorable to BAB than could have been realized in arm's length transactions with unaffiliated parties.

      Michael K. Murtaugh, BAB's Vice President and General Counsel, is sole shareholder of Bagel One, Inc., which owns and operates a Big Apple Bagels franchise store near Chicago, Illinois. All transactions between BAB and this franchisee are similar to those with other franchisees. This store is operated by a full-time store manager.

      David L. Epstein, who is currently a member of the Board of Directors of BAB, is a principal of J.H. Chapman Group, LLC ("Chapman"), who assists BAB from time to time in the identification and negotiation of potential acquisitions. In February 1997, Chapman assisted BAB in negotiating and obtaining a franchisee financing program administered by Franchise Mortgage Acceptance Company LLC ("FMAC"). Pursuant to the terms of the arrangement between Chapman and BAB, Chapman received a fee for its services in the amount of 1% of loans obtained by franchisees from FMAC, to a total maximum not to exceed $200,000. During fiscal year 1998, approximately $438,000, was advanced to franchisees from FMAC and 1% of this amount, or approximately $4,380, was paid to Chapman. FMAC made no franchisee loans in fiscal 1999 and this program was not renewed. In February 1999, Chapman assisted BAB in negotiating the acquisition of certain asset s of a related group of entities doing business as Jacobs Bros. Bagels. On February 26, 1999, BAB issued 26,666 shares of Common Stock to Chapman and affiliated persons in connection with services provided with the acquisition, including 10,833 shares of Common Stock which may be deemed to be beneficially owned by David Epstein.

                                  OTHER MATTERS

Revocability of Proxies

      Any Proxy solicited hereby by the person giving it at any time before it has been exercised at the Special Meeting may be revoked by giving notice of revocation to the Secretary of BAB in writing, submitting a later-dated Proxy or by voting the shares in person at the Special Meeting. Holders whose shares are in street name should consult with their brokers concerning procedures for revocation. Subject to such revocation, all shares represented by a properly executed Proxy will be voted as directed by the holder on the Proxy card. If no choice is specified, proxies will be voted FOR each of Proposals 1, 2 and 3.

Solicitation Costs

      Planet Zanett will pay the cost of preparing and mailing this Proxy statement and other costs of the Proxy solicitation made by BAB's Board of Directors. Certain of BAB's officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors' recommendations, but no additional reimbursement will be paid by BAB or Planet Zanett for the solicitation of those proxies. Such solicitation may by made by personal interview, telephone, and telegram. Arrangements have also been made with brokerage firms and others for the forwarding of Proxy solicitation materials to the beneficial owners of Common Stock, and Planet Zanett will reimburse them for reasonable out-of-pocket expenses incurred in connection therewith.

Experts

      The financial statements of Planet Zanett as of December 31, 1999 and 1998 and for each of the two years in the period ended December 31, 1999 included in this document have been so included in reliance on the reports of McEnerney, Brady & Company LLC, independent accountants, given on the authority of said firm as experts in auditing and accounting.

      The consolidated financial statements of BAB as of November 30, 1999 and 1998 and for each of the two years in the period ended November 30, 1999 included in this proxy statement have been so included in reliance on the report of Blackman Kalleck Bartelstein, LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

      Representatives of Blackman Kalleck Bartelstein, LLP are not expected to be present at the special meeting.

Other Matters

      The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Special Meeting. If other matters are presented, it is the intention of the persons named as proxies in the accompanying Proxy Card to vote in their discretion all shares represented by validly executed proxies.

Where You Can Find More Information

      BAB files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). You may read and copy any reports, statements or other information that BAB files with the SEC at the SEC's public reference rooms at the following locations:

Public Reference Room      New York Regional Office      Chicago Regional Office
450 Fifth Street, N.W.       7 World Trade Center            Citicorp Center
     Room 1024                    Suite 1300             500 West Madison Street
Washington, DC 20549          New York, NY 10048               Suite 1400
                                                          Chicago, IL 60661-2511

      Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. These SEC filings are also available to the public from commercial document retrieval services and at the Internet world wide web site maintained by the SEC at "http://www.sec.gov."

      Although they are not incorporated by reference in this proxy statement, BAB has filed the documents set forth below with the SEC. BAB has supplied all information contained in this proxy statement relating to BAB.

         BAB FILINGS
      (FILE NO. 0-27068)                                    PERIOD
Annual Report on Form 10-KSB                     Year ended November 30, 1999

Quarterly Report on Form 10-QSB                  Quarter ended May 28, 2000

      You can obtain the documents that BAB has filed with the SEC, including those incorporated by reference herein, through the SEC or the SEC's Internet web site as described above. Such documents are available from the companies without charge, excluding all exhibits, except that if BAB has specifically incorporated by reference an exhibit in this proxy statement, the exhibit will also be provided without charge.

      You may obtain such documents by requesting them in writing or by telephone from BAB at the following address:

                               BAB Holdings, Inc.
                              8501 W. Higgins Road
                                    Suite 320
                                Chicago, IL 60631
                                 (773) 380-6100

      You should rely on the information contained or incorporated by reference in this proxy statement. neither BAB nor Planet Zanett has authorized anyone to provide you with information that is different form what is contained or incorporated by reference in this proxy statement. This proxy statement is dated September 15, 2000. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. Neither the mailing of this proxy statement to shareholders not the issuance of BAB Common Stock in the Merger creates any implication to the contrary.

Special Note Regarding Forward-Looking Statements

      This proxy statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive positions, growth opportunities for existing products, plans and objectives of management, markets for stock of BAB and Planet Zanett and other matters. Statements in this proxy statement that are not historical facts are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Exchange act and Section 27A of the Securities Act. These forward-looking statements, including, without limitation, those relating to the future business prospects, revenues and income, in each case relating to BAB, Planet Zanett and BAB, Inc., wherever they occur in this proxy statement are necessarily estimates reflecting the best judgment of the senior management of BAB and Planet Zanett and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. these forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement. Certain risks and uncertainties will be wholly or partially outside the control of BAB, Inc. and its management, including its ability to attract new franchisees; the continued success of current franchisees; the effects of competition on franchisee and BAB, Inc.-owned store results; consumer acceptance of BAB, Inc.'s products in new and existing markets; fluctuation in development and operating costs; brand awareness; availability and terms of capital; adverse publicity; acceptance of new product offerings; availability of locations and terms of sites for store development; food, labor and employee benefit costs; changes in government regulation (including increases in the minimum wage; regional economic and weather conditions; the hiring, training, and retention of skilled corporate and restaurant management; and the integration and assimilation of acquired concepts. Planet Zanett's actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth under "Risk Factors" and elsewhere in this Proxy Statement. In addition, Planet Zanett has undergone a shift in its core business. It was formerly engaged in consulting, research and related services to corporations. Planet Zanett's core business will function to incubate early stage internet companies focusing on infrastructure, wireless applications and internet solutions to industrial corporations worldwide while providing development stage companies with capital, office space, infrastructure and managerial guidance. The effects of this fundamental change in business strategy are unknown and all financial data and forward-looking statements must be interpreted taking into account this transformation.

      Words such as "estimate," "project," "plan," "intend," "expect," "believe" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this proxy statement and the other documents referred to herein. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement, or in the case of a document incorporated by reference, the date of that document. Neither BAB not Planet Zanett undertakes any obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect occurrence of unanticipated events.

                          INDEX TO FINANCIAL STATEMENTS

                                                                            Page
                                                                            ----

Bab Holdings, Inc.

      Audited Annual Financial Information
            Report of Independent Auditors................................. F-2
            Consolidated Balance Sheet as of November
              30, 1999 and 1998............................................ F-3
            Consolidated Statement of Operations as of
              November 30, 1999 and 1998................................... F-5
            Consolidated Statement of Changes in Stockholders Equity
              as of November 30, 1999 and 1998............................. F-6
            Consolidated Statement of Cash Flows as of
              November 30, 1999 and 1998................................... F-7
            Notes to Consolidated Financial Statements..................... F-9

      Unaudited Interim Financial Information
            Consolidated Balance Sheet for the Six Months Ended
              May 28, 2000................................................. F-24
            Consolidated Statement of Operations for the
              Six Months ended May 28, 2000................................ F-26
            Consolidated Statement of Cash Flows for the
              Six Months ended May 28, 2000................................ F-28
            Notes to Consolidated Financial Statements for the
              Six Months ended May 28, 2000................................ F-30

Planet Zanett Corporate Incubator, Inc.
(formerly Willow Bay Associates, LLC)

      Audited Annual Financial Information
            Report of Independent Auditors................................. F-34
            Statement of Financial Position as of
              December 31, 1999............................................ F-35
            Statement of Income and Changes in Member's Equity as of
              December 31, 1999............................................ F-36
            Statement of Cash Flows as of
              December 31, 1999............................................ F-37
            Notes to Financial Position.................................... F-38

            Report of Independent Auditors................................. F-41
            Statement of Financial Position as of
              December 31, 1998............................................ F-42
            Statement of Income and Changes in Member's Equity as of
              December 31, 1998............................................ F-43
            Statement of Cash Flows as of
              December 31, 1998............................................ F-44
            Notes to Financial Position.................................... F-45

      Unaudited Interim Financial Information
            Report of Independent
              Auditors .................................................... F-48
            Balance Sheet for the Five Months ended
              May 31, 2000 ................................................ F-49
            Statement of Operations for the Five Months ended
              May 31, 2000 ................................................ F-50
            Statement of Cash Flows for the Five Months ended
              May 31, 2000 ................................................ F-51

                               BAB HOLDINGS, INC.

                      CONSOLIDATED FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITOR'S REPORT

                     YEARS ENDED NOVEMBER 30, 1999 AND 1998
                                       AND
                          SIX MONTHS ENDED MAY 28, 2000

                          INDEPENDENT AUDITOR'S REPORT

Stockholders and Board of Directors
BAB Holdings, Inc.
Chicago, Illinois

We have audited the accompanying consolidated balance sheets of BAB HOLDINGS, INC. as of November 30, 1999 and 1998, and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of BAB HOLDINGS, INC. as of November 30, 1999 and 1998, and the consolidated results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                               BLACKMAN KALLICK BARTELSTEIN, LLP

Chicago, Illinois
February 3, 2000

                               BAB HOLDINGS, INC.

                           Consolidated Balance Sheets

                           November 30, 1999 and 1998

================================================================================

                                     ASSETS

                                                                       1999            1998
                                                                   ------------    ------------
Current Assets
    Cash and cash equivalents, including restricted cash
     of $21,946 in 1999 and $218,646 in 1998                       $     30,818    $    700,162
    Receivables
        Trade accounts receivable (Net of allowance for
         doubtful accounts of  $770,764 in 1999 and
         $341,521 in 1998)                                            1,106,010       1,181,282
        National Marketing Fund contributions receivable
         from franchisees and stores                                    415,317         309,633
        Notes receivable (Net of allowance for doubtful accounts
         of $482,744 in 1999 and $20,000 in 1998)                       394,836         444,560
    Inventories                                                         293,838         298,501
    Deferred franchise costs                                                 --          18,227
    Assets held for sale                                              1,323,736              --
    Prepaid expenses and other current assets                           276,717         206,952
    Deferred income taxes                                               530,005         431,719
                                                                   ------------    ------------
                 Total Current Assets                                 4,371,277       3,591,036
                                                                   ------------    ------------
Property and Equipment
    Leasehold improvements                                            1,143,835       2,618,906
    Furniture and fixtures                                              574,020         744,833
    Equipment                                                         1,837,710       2,513,715
    Construction in progress                                                 --          68,543
                                                                   ------------    ------------
                                                                      3,555,565       5,945,997
    Less accumulated depreciation                                    (1,382,406)     (1,743,800)
                                                                   ------------    ------------
                 Total Property and Equipment, Net                    2,173,159       4,202,197
                                                                   ------------    ------------
Notes Receivable                                                        517,186       1,086,100
                                                                   ------------    ------------
Intangibles
    Patents, trademarks and copyrights (Net of accumulated
      amortization of $155,143 in 1999 and $90,374 in 1998)             977,788         568,683
    Goodwill (Net of accumulated amortization of $232,885
     in 1999 and $164,806 in 1998)                                    2,510,379       2,591,515
    Franchise contract rights (Net of accumulated
      amortization of $267,670 in 1999 and $152,375 in 1998)          1,816,295       1,919,909
    Other (Net of accumulated amortization of $303,117
     in 1999 and $235,056 in 1998)                                      488,494         485,551
                                                                   ------------    ------------
                 Total Intangibles, Net                               5,792,956       5,565,658
                                                                   ------------    ------------
                                                                   $ 12,854,578    $ 14,444,991
                                                                   ============    ============

                 The accompanying notes are an integral part of
                     the consolidated financial statements.

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                                     1999            1998
                                                                                 ------------    ------------
Current Liabilities
    Accounts payable                                                             $    939,787    $  1,014,734
    Accrued liabilities                                                               875,563         714,789
    Liability for store conversions                                                   168,719          36,388
    Accrued professional and other services                                           229,154         214,972
    Unexpended National Marketing Fund contributions                                  544,625         465,173
    Long-term debt due within one year                                              1,818,087         134,814
    Deferred franchise fee revenue                                                    267,500         360,500
                                                                                 ------------    ------------
                 Total Current Liabilities                                          4,843,435       2,941,370
                                                                                 ------------    ------------
Noncurrent Liabilities
    Deferred revenue                                                                  309,789         263,996
    Deferred income taxes                                                             350,005         251,719
    Long-term debt (Net of portion included in
     current liabilities)                                                           1,255,862       1,759,954
                                                                                 ------------    ------------
                 Total Noncurrent Liabilities                                       1,915,656       2,275,669
                                                                                 ------------    ------------
                 Total Liabilities                                                  6,759,091       5,217,039
                                                                                 ------------    ------------

Stockholders' Equity
    Common stock - No par value; 3,333,333 shares authorized; 2,287,656 shares and 1,442,499 shares issued, respectively; and 2,237,540 shares and
      1,393,616 shares outstanding, respectively                                   13,507,669      11,430,452
    Preferred stock - $0.01 par value; 3,880,000 shares
      authorized;  no shares issued and outstanding                                        --              --
    Series A preferred stock - $25 par value; 120,000
      shares authorized; 0 shares and 60,000 shares issued
      and outstanding, respectively                                                        --       1,548,731
    Additional paid-in capital                                                      1,187,696       1,252,402
    Accumulated deficit                                                            (8,555,915)     (4,967,566)
    Treasury stock at cost, 50,116 shares and 48,883
     shares, respectively                                                             (43,963)        (36,067)
                                                                                 ------------    ------------
                 Total Stockholders' Equity                                         6,095,487       9,227,952
                                                                                 ------------    ------------
                                                                                 $ 12,854,578    $ 14,444,991
                                                                                 ============    ============

                               BAB HOLDINGS, INC.

                      Consolidated Statements of Operations

                     Years Ended November 30, 1999 and 1998

================================================================================

                                                                   1999            1998
                                                               ------------    ------------
Revenues
     Net sales by Company-owned stores                         $ 10,310,869    $  8,929,664
     Royalty fees from franchised stores                          3,085,949       3,178,262
     Franchise and area development fees                            493,869       1,104,000
     Licensing fees and other income                              1,050,214       1,337,314
                                                               ------------    ------------
                   Total Revenues                                14,940,901      14,549,240
                                                               ------------    ------------
Operating Costs and Expenses
     Food, beverage and paper costs                               3,148,698       2,998,079
     Store payroll and other operating expenses                   6,601,415       5,213,359
     Special charge                                               1,600,406        (107,699)
     Selling, general and administrative expenses
         Payroll-related expenses                                 2,484,045       2,262,616
         Occupancy                                                  337,063         259,253
         Advertising and promotion                                  435,719         532,678
         Professional service fees                                  361,655         362,360
         Franchise-related expenses                                 152,736         261,287
         Depreciation and amortization                            1,247,868       1,180,259
         Provision for uncollectible accounts                     1,043,993         124,521
         Other                                                      915,035         947,372
                                                               ------------    ------------
                   Total Selling, General and Administrative
                      Expenses                                    6,978,114       5,930,346
                                                               ------------    ------------
                   Total Operating Costs and Expenses            18,328,633      14,034,085
                                                               ------------    ------------
(Loss) Income from Operations                                    (3,387,732)        515,155
Interest Expense                                                   (292,457)       (205,618)
Other Income                                                        215,620         173,266
                                                               ------------    ------------
(Loss) Income  before Taxes                                      (3,464,569)        482,803
                                                               ------------    ------------
Provision (Benefit) for Income Taxes
     Current                                                             --          16,039
     Deferred                                                            --        (180,000)
                                                               ------------    ------------
                                                                         --        (163,961)
                                                               ------------    ------------
Net (Loss) Income                                                (3,464,569)        646,764
Preferred Stock Dividends Accumulated                              (123,780)        147,864)
                                                               ------------    ------------
Net (Loss) Income Attributable to Common Stockholders          $ (3,588,349)   $    498,900
                                                               ============    ============
(Loss) Income per Share - Basic and Diluted                    $      (2.32)   $       0.37
                                                               ============    ============

                 The accompanying notes are an integral part of
                     the consolidated financial statements.

                               BAB HOLDINGS, INC.

                 Consolidated Statements of Stockholders' Equity

                     Years Ended November 30, 1999 and 1998

================================================================================

                                                                  Series A
                                   Common Stock                Preferred Stock                Treasury Stock
                              Shares        Amount          Shares        Amount          Shares        Amount
                             -----------------------       ----------------------        ----------------------
Balance as of
  November 30, 1997          1,330,272   $10,908,062        78,710      1,862,035        (45,000)       (17,500)
Conversion of Preferred
  to Common Stock              112,000       522,390       (18,710)      (441,173)            --             --
Preferred Dividends
  Accumulated                       --            --            --        147,864             --             --
Preferred Dividends
  Paid                              --            --            --        (19,995)            --             --
Termination of Options
   in Connection with
   Acquisitions                     --            --            --             --             --             --
Purchase of
   Treasury Stock                   --            --            --             --         (3,883)       (18,567)
Net Income                          --            --            --             --             --             --
                             -------------------------------------------------------------------------------------

Balance as of
  November 30, 1998          1,442,499   $11,430,452        60,000      1,548,731        (48,883)       (36,067)
Conversion of
   Preferred to
   Common Stock                818,491     1,937,217       (60,000)    (1,672,511)            --             --
Preferred Dividends
   Accumulated                      --            --            --        123,780             --             --
Issuance of Warrants                --            --            --             --             --             --
Issuance of Common Stock
   In Acquisitions              26,666       140,000            --             --             --             --
Purchase of
   Treasury Stock                   --            --            --             --         (1,233)        (7,896)
Net Loss                            --            --            --             --             --             --
                             -------------------------------------------------------------------------------------

Balance as of
  November 30, 1999          2,287,656   $13,507,669            --             --        (50,116)       (43,963)

                             (Wide Table Continued)

                              Additional
                                Paid in      Accumulated
                                Capital        Deficit         Total
                                -------        -------         -----
Balance as of
  November 30, 1997            1,368,619     (5,466,466)     8,654,750
Conversion of Preferred
  to Common Stock                (81,217)            --             --
Preferred Dividends
  Accumulated                         --       (147,864)            --
Preferred Dividends
  Paid                                --             --        (19,995)
Termination of Options
   in Connection with
   Acquisitions                  (35,000)            --        (35,000)
Purchase of
   Treasury Stock                     --             --        (18,567)
Net Income                            --        646,764        646,764
                             ------------------------------------------

Balance as of
  November 30, 1998            1,252,402     (4,967,566)     9,227,952
Conversion of
   Preferred to
   Common Stock                 (264,706)            --             --
Preferred Dividends
   Accumulated                        --       (123,780)            --
Issuance of Warrants             200,000             --        200,000
Issuance of Common Stock
   In Acquisitions                    --             --        140,000
Purchase of
   Treasury Stock                     --             --         (7,896)
Net Loss                              --     (3,464,569)    (3,464,569)
                             ------------------------------------------

Balance as of
  November 30, 1999            1,187,696     (8,555,915)     6,095,487

                 The accompanying notes are an integral part of
                     the consolidated financial statements.

                               BAB HOLDINGS, INC.

                      Consolidated Statements of Cash Flows

                     Years Ended November 30, 1999 and 1998

================================================================================

                                                                        1999           1998
                                                                     -----------    -----------
Cash Flows from Operating Activities
     Net (loss) income                                               $(3,464,569)   $   646,764
                                                                     -----------    -----------
        Adjustments to reconcile net (loss) income to net cash
         (used in) provided by operating activities
              Depreciation and amortization                            1,247,868      1,180,259
              Provision for store conversions                          1,600,406             --
              Provision for uncollectible accounts                     1,043,993        124,521
              Deferred revenue                                                --        350,000
              Benefit for deferred income taxes                               --       (180,000)
              Gain on sale of property and equipment                          --        (10,393)
              (Increase) decrease in
                  Trade accounts receivable                             (569,380)      (331,811)
                  National Marketing Fund contributions receivable
                   from franchisees and stores                          (124,558)        72,799
                  Inventories                                              4,663         45,923
                  Deferred franchise costs                                18,227         58,578
                  Notes receivable                                        23,044       (491,003)
                  Prepaid expenses and other assets                      (93,465)       386,461
              Increase (decrease) in
                  Accounts payable                                       (94,499)      (588,927)
                  Accrued professional and other services                (18,238)       (12,923)
                  Liability for closed store expenses                    (36,344)      (467,815)
                  Accrued liabilities                                     36,476       (140,192)
                  Unexpended National Marketing Fund
                   contributions                                          85,758        (57,549)
                  Jacobs Bros noncompete agreement                       (90,000)            --
                  Deferred franchise fee revenue                         (99,207)      (281,500)
                                                                     -----------    -----------

                  Total Adjustments                                    2,934,744       (343,572)
                                                                     -----------    -----------

                  Net Cash (Used in) Provided by
                   Operating Activities                                 (529,825)       303,192
                                                                     -----------    -----------

                 The accompanying notes are an integral part of
                     the consolidated financial statements.

                               BAB HOLDINGS, INC.
                      Consolidated Statements of Cash Flows

                     Years Ended November 30, 1999 and 1998

================================================================================

                                                         1999          1998
                                                       ---------    ---------
Cash Flows from Investing Activities
     Purchases of property and equipment               $(148,498)   $(198,295)
     Sale of property and equipment                      101,140       33,484
     Purchase of trademarks                              (21,892)     (75,892)
     Loan disbursements                                       --      (13,263)
     Repayments on notes receivable                      247,059      138,900
     Other                                                40,445      (31,029)
                                                       ---------    ---------

                  Net Cash Provided by (Used in)
                   Investing Activities                  218,254     (146,095)
                                                       ---------    ---------

Cash Flows from Financing Activities
     (Repayments) borrowing on line of credit           (219,972)     337,500
     Debt repayments                                    (110,777)    (145,769)
     Other                                               (27,024)     (38,562)
                                                       ---------    ---------

                  Net Cash (Used in) Provided by
                   Financing Activities                 (357,773)     153,169
                                                       ---------    ---------

Net (Decrease) Increase in Cash and Cash Equivalents    (669,344)     310,266

Cash and Cash Equivalents, Beginning of Year             700,162      389,896
                                                       ---------    ---------

Cash and Cash Equivalents, End of Year                 $  30,818    $ 700,162
                                                       =========    =========

                 The accompanying notes are an integral part of
                     the consolidated financial statements.

                               BAB HOLDINGS, INC.

                   Notes to Consolidated Financial Statements

                     Years Ended November 30, 1999 and 1998

================================================================================

NOTE 1 - BASIS OF PRESENTATION

BAB Holdings, Inc. (the Company) is an Illinois corporation incorporated on November 25, 1992. The Company has four wholly owned subsidiaries: BAB Operations, Inc. (Operations); BAB Systems, Inc. (Systems); Brewster's Franchise Corporation (BFC); and My Favorite Muffin Too, Inc. (MFM). Systems was incorporated on December 2, 1992, and was primarily established to franchise "Big Apple Bagels" specialty bagel retail stores. Systems has a wholly owned subsidiary, Systems Investments, Inc. (Investments), which was created to operate the first Company-owned "Big Apple Bagels" store which, until December 1995, also operated as the franchise training facility. Investments also owned a 50% interest in a joint venture which operated a franchise satellite store. During fiscal 1997, the stores operated by Investments and by the joint venture were sold and are currently operating as franchised stores. As of November 1998, Investments was dissolved and merged into the parent company, Systems. Operations was formed on August 30, 1995, primarily to operate Company-owned stores, currently "Big Apple Bagels" and "Brewster's Coffee" concept stores, including one which currently serves as the franchise training facility. BFC was established on February 15, 1996, to franchise "Brewster's Coffee" concept coffee stores. MFM, a New Jersey corporation, was acquired on May 13, 1997. MFM franchises and operates Company-owned "My Favorite Muffin" concept muffin stores. The assets of Jacobs Bros. Bagels (Jacobs Bros.) were acquired on February 1, 1999. See Note 12. The company continues to operate four stores with the Jacob Bros. name.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its direct and indirect wholly owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

Cash Equivalents

The Company classifies as cash equivalents all highly liquid investments, primarily composed of money market mutual funds, certificates of deposit and government agency notes, which are convertible to a known amount of cash and carry an insignificant risk of change in value.

Inventories

Inventories are valued at the lower of cost, determined on a first-in, first-out
(FIFO) basis, or market.

                               BAB HOLDINGS, INC.

                   Notes to Consolidated Financial Statements

                     Years Ended November 30, 1999 and 1998

================================================================================

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Change in Fiscal Year-End

Effective with the 1999 fiscal year-end, the Company adopted a 52-53 week period ending on the Sunday closest to November 30. The 52-week fiscal year ended on November 28 for 1999. The impact of the change from fiscal year-end to a 52-53 week period upon 1998 financial statements is not material and therefore no adjustment has been made. For convenience throughout the consolidated financial statements, the Company's fiscal year-end is referred to as November 30.

Depreciation and Amortization

Leasehold improvements and equipment are stated at cost, less accumulated depreciation. Depreciation is calculated on the straight-line method over the estimated useful lives of the assets. Estimated useful lives for the purposes of depreciation are: leasehold improvements - ten years or term of lease if less; machinery, equipment and fixtures - five to seven years.

The Company's intangible assets consist primarily of patents, trademarks, copyrights, organization costs, contract rights, noncompetition agreements and goodwill. Organization costs are primarily incorporation fees and legal fees associated with initial Uniform Franchise Offering Circulars related to operations and are being amortized over five years. Patents, trademarks and copyrights are being amortized over 17 years. Franchise contract rights are amortized over varying periods from 8.5 to 20 years. Goodwill recorded as a result of acquisitions is being amortized over 40 years. Other intangibles including noncompete agreements are being amortized over the terms of the agreements which is 5-6 years. Amortization expense recorded in the accompanying consolidated statements of operations for the years ended November 30, 1999 and 1998 was $344,306 and $326,089, respectively.

Stock Options

The Company uses the intrinsic method to account for stock options granted for employees and directors. No compensation expense is recognized for stock options because the exercise price of the option is at least equal to the market price of the underlying stock on the grant date. Stock options granted as consideration in purchase acquisitions have been recorded as an addition to additional paid-in capital in the accompanying balance sheet based on the fair value of such options on the date of the acquisition.

Stock Warrants

Stock warrants granted as consideration in purchase acquisitions have been recorded as an addition to additional paid-in capital in the accompanying balance sheet based on the fair value of such stock warrants on the date of the acquisition.

                               BAB HOLDINGS, INC.

                   Notes to Consolidated Financial Statements

                     Years Ended November 30, 1999 and 1998

================================================================================

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition

Royalty fees from franchised stores represent a fee of 5% of net retail sales of franchised units. Royalty revenues are recognized on the accrual basis.

The Company recognizes franchise fee revenue upon the opening of a franchise store. Direct costs associated with the franchise sales are deferred until the franchise fee revenue is recognized. These costs include site approval, construction approval, commissions, blueprints, purchase of cash registers, and training costs.

Area development agreement revenue is recognized on a pro rata basis as each store covered by the agreement opens. At the termination of an agreement, any remaining deferred franchise and area development agreement revenue is recognized as such amounts are not refundable.

In addition to Company-operated and franchised stores, the Company acts as licensor of "Big Apple Bagels" units owned and operated primarily by Host Marriott Services (Host Marriott). Included below in "licensed units" are those units located primarily in airport and travel plazas. In fiscal 1999 and 1998, the Company opened additional units pursuant to other licensing arrangements. The Company derives a licensing fee from certain sales at these units as well as a sales commission from the sale of par-baked bagels to these units by a third-party commercial bakery.

Stores which have been opened, and unopened stores for which an agreement has been executed at November 30, 1999 or 1998, or area development fees collected are as follows (see Note 4):

                                                     1999         1998
                                                    -------     -------
         Stores opened
              Company-owned                              23          22
              Franchisee-owned                          177         194
              Licensed                                   60          77
                                                    -------     -------

                                                        260         293
                                                    -------     -------
         Unopened stores
              Franchise agreement                        10          15
              Area development agreement                  8          19
                                                    -------     -------

                                                         18          34
                                                    -------     -------

                                                        278         327
                                                    =======     =======

                               BAB HOLDINGS, INC.

                   Notes to Consolidated Financial Statements

                     Years Ended November 30, 1999 and 1998

================================================================================

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Advertising Costs

The Company expenses advertising costs as incurred. Advertising expense was $193,364 and $331,004 in 1999 and 1998, respectively. Included in advertising expense was $55,019 and $53,593 in 1999 and 1998, respectively, related to the Company's franchise operations.

Fair Value of Financial Instruments

The Company evaluates its various financial instruments based on current market interest, rates relative to stated interest rates, length to maturity, and the existence of a readily determinable market price. Based on the Company's analysis, the fair value of financial instruments recorded on the consolidated balance sheet as of November 30, 1999 and 1998, approximates their carrying value.

Comprehensive Income (Loss)

The Company adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income," which established standards for the reporting and display of comprehensive income (loss) and its components in the financial statements. Components of comprehensive income (loss) include amounts that, under SFAS No. 130, are included in the comprehensive income (loss) but are excluded from net income (loss). There were no differences between the Company's net (loss) income and comprehensive (loss) income.

New Accounting Standards

In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instrument and Hedging Activities." SFAS No. 133 is effective for the fiscal years beginning after June 15, 2000. SFAS No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair market value. Changes in the fair value of derivatives are recorded each period in the current earnings or other comprehensive income (loss) depending on whether a derivative is designed as part of a hedge transaction and, if so, the type of hedge transaction involved. The Company does not expect that adoption of SFAS No. 133 will have a material impact on its consolidated financial position or results of operation, as the Company does not currently hold any derivative financial instruments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                               BAB HOLDINGS, INC.

                   Notes to Consolidated Financial Statements

                     Years Ended November 30, 1999 and 1998

================================================================================

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Reclassifications

Certain 1998 amounts have been reclassified to reflect the 1999 presentation.

NOTE 3 - RESTRICTED CASH

Systems and MFM have established the National Marketing Fund (Fund). Certain franchisees and Company-owned stores are required to contribute to the Fund based on their net sales and in turn are reimbursed for a portion of media advertising placed in their local markets up to a maximum equal to the amount they contributed. As of November 30, 1999 and 1998, the Fund's cash balance was $21,946 and $218,646, respectively.

NOTE 4 - SPECIAL CHARGE

During the fourth quarter of 1999, the Company made the decision to refranchise certain Company-owned stores, in order to concentrate on franchising and marketing and building equity in the branding of its trademarked names and products. The Company-owned stores, which were to be converted to franchised units were written down to fair value based upon actual selling prices or, if not sold prior to year-end, upon management's judgment based upon the previous sale of such assets. Management's judgment is inherent in the estimated fair value determinations and, accordingly, actual results could vary significantly from such estimates. The estimated fair value of the remaining assets to be sold totaled $1,323,736 was recorded as a current asset as of November 30, 1999.

The actual and planned conversions resulted in a pre-tax loss of $1,600,406 during the fourth quarter of 1999. As of November 30, 1999, $168,719 of the charge, primarily for severance and lease termination costs, remains as a liability for store conversions. A summary of the special charge is presented below:

        Loss associated with actual and expected conversion
         of stores to franchises                                   $1,236,568
        Severance, lease termination and other costs                  250,713
        Write-off of Canadian franchise rights                        113,125

In addition, the Company reserved or wrote off approximately $1,044,000 of accounts and notes receivable during 1999. This additional reserve primarily resulted from store closings of franchisees.

The negative special charge in 1998 of $107,699 resulted from the over accrual in 1997 for store closing costs.

                               BAB HOLDINGS, INC.

                   Notes to Consolidated Financial Statements

                     Years Ended November 30, 1999 and 1998

================================================================================

NOTE 5 - INCOME TAXES

The reconciliation of the income tax (benefit) provision computed at the federal statutory rate of 34% and the benefit for income taxes is as follows:

                                                                    1999           1998
                                                                 -----------    -----------
      Income tax (benefit) provision computed at federal
       statutory rate                                               (918,743)   $   164,153
      State income taxes (benefit), net of federal tax benefit      (127,753)        23,261
      Other adjustments                                                3,100         16,781
      Change in valuation allowance                                1,043,396       (368,156)
                                                                 -----------    -----------
      Benefit for Income Taxes                                   $        --    $  (163,961)
                                                                 ===========    ===========

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Deferred tax assets (liabilities) are as follows:

                                                      1999           1998
                                                  -----------    -----------

      Franchise fee revenue                       $   100,926    $    20,638
      Franchise costs                                  61,620         52,745
      National Marketing Fund net contributions         7,960         71,737
      Allowance for uncollectible accounts            460,485        129,125
      Notes receivable                                (72,325)            --
      Net operating loss carry forward              2,529,506      1,672,245
      Valuation allowance                          (2,558,167)    (1,514,771)
                                                  -----------    -----------

              Total Deferred Tax Assets               530,005        431,719
                                                  -----------    -----------

      Depreciation                                   (350,005)      (249,263)
      Other                                                --         (2,456)
                                                  -----------    -----------
              Total Deferred Tax Liabilities         (350,005)      (251,719)
                                                  -----------    -----------
                                                  $   180,000    $   180,000
                                                  ===========    ===========

As of November 30, 1999, the Company has cumulative net operating loss carry forward expiring between 2008 and 2014 for U.S. federal income tax purposes of $6,516,323. The net operating loss carry forward are subject to limitation in any given year as a result of the Company's initial public offering and may be further limited if certain other events occur. A valuation allowance has been established for $2,558,167 of the deferred tax benefit related to those loss carry forward and other deferred tax assets for which it is considered more likely than not that the benefit will not be realized.

                               BAB HOLDINGS, INC.

                   Notes to Consolidated Financial Statements

                     Years Ended November 30, 1999 and 1998

================================================================================

NOTE 6 - LONG-TERM OBLIGATIONS

Long-term debt consisted of the following:

                                                             1999           1998
                                                         -----------    -----------
      Secured line of credit payable to bank, due
       December 31, 1999, at an interest rate of prime
       plus 1%                                           $ 1,657,493    $ 1,877,465
      Capital lease obligations, various rates                 7,232         17,303
      Secured note payable, principal payments due
       monthly at an interest rate of 11.3%                1,239,224             --
      Other                                                  170,000             --
                                                         -----------    -----------
                                                           3,073,949      1,894,768
      Less current portion                                (1,818,087)      (134,814)
                                                         -----------    -----------

      Long-Term Debt, Net of Current Portion             $ 1,255,862    $ 1,759,954
                                                         ===========    ===========

The Company had a secured $1.75 million line-of-credit facility (Line) with a bank which expired December 31, 1999. Maximum borrowing under the Line was limited to 80% of accounts receivable under 90 days and 40% or original cost of equipment, furniture and fixtures. Interest was payable monthly at prime plus 1% (9.25% as of November 30, 1999), with principal due upon maturity on December 31, 1999. As of November 30, 1999, the Company had borrowed $1,657,493 on the Line.

In December 1999, the Company entered into a new bank credit facility for $1.5 million. This new credit line is secured by substantially all of the assets of the Company, excluding those acquired through the Jacobs Bros. acquisition, and requires, among other things, that the Company maintain minimum net worth of $6 million and maintain a compensating cash balance of $250,000. Maximum borrowing terms under the Line are identical to the previously expired agreement. The interest rate on this new line of credit is prime plus 4%. The new line expires on April 30, 2000, however, it is management's expectation that this agreement will be renewed by the bank or that a similar arrangement with another lender will be concluded.

As of November 30, 1999, annual maturities on long-term obligations are due as follows:

               Year Ending November 30:
                                      2000            $   1,818,087
                                      2001                  180,363
                                      2002                  199,427
                                      2003                  222,763
                                      2004                  247,052
                                Thereafter                  406,257
                                                      -------------
                                                      $   3,073,949
                                                      =============

                               BAB HOLDINGS, INC.

                   Notes to Consolidated Financial Statements

                     Years Ended November 30, 1999 and 1998

================================================================================

NOTE 6 - LONG-TERM OBLIGATIONS (Continued)

In June 1999, the Company obtained an amortizing loan in the amount of $170,000 from a finance company. Proceeds were used to purchase two stores from a franchisee in Wisconsin.

In February 1999, the Company obtained a series of amortizing loans in the amount of $1,350,000 from a finance company. Loan proceeds of $950,000 were used to purchase certain assets of Jacobs Bros. Bagels. Approximately $280,000 was used to purchase equipment and fund remodeling required on the units acquired in the purchase. An additional $120,000 was used to purchase the assets of a former franchisee.

In February 1997, Systems entered into an agreement with a finance company to provide financing to qualifying franchisees for the purpose of adding second or subsequent units. The program is administered by the finance company; however, Systems has the final right of approval over individual applicants. Systems has provided a guarantee of borrowings up to a maximum of 10% of the total amount financed in each 12-month period under the program. As of November 30, 1999, $420,000 has been advanced to franchises under this program.

Interest paid for the years ended November 30, 1999 and 1998 was $292,457 and $202,312, respectively.

NOTE 7 - LEASE COMMITMENTS

The Company rents its office and Company-owned store facilities under leases which require it to pay real estate taxes, insurance and general repairs and maintenance on these leased facilities. Rent expense for the years ended November 30, 1999 and 1998 was $1,277,463 and $936,895, including contingent rental expense of $0 and $41,646, less sublease income of $259,577 and $106,606, respectively. As of November 30, 1999, future minimum annual rental commitments under leases, net of sublease income of $170,073 in 2000, $80,790 in 2001, $83,542 in 2002, $86,384 in 2003, and $148,584 in 2004 are as follows:

               Year Ending November 30:
                                   2000            $  1,011,776
                                   2001                 978,325
                                   2002                 808,090
                                   2003                 814,345
                                   2004                 559,559
                             Thereafter                 402,642
                                                   ------------

                                                   $  4,574,737
                                                   ============

                               BAB HOLDINGS, INC.

                   Notes to Consolidated Financial Statements

                     Years Ended November 30, 1999 and 1998

================================================================================

NOTE 8 - NONCASH TRANSACTIONS

In February 1999, the Company acquired certain assets of Jacobs Bros. Bagels (Jacob Bros.) See Note 12. The company financed this acquisition with a lender in the amount of $950,000. Also the company issued common stock in the amount of $140,000 and warrants valued at $200,000 in connection with this acquisition. The company also accrued $210,000 for the noncompete agreement.

The company acquired two stores from a franchisee for forgiveness of outstanding royalty fees and national marketing fund receivables in the amount of $171,371. The company also assumed liabilities in the amount of $170,000.

The company acquired assets and assumed liabilities from a franchisee in the amount of $119,500.

In January 1998, the Company sold the assets of one Company-owned store to a franchisee in exchange for approximately $30,000 in cash and a note receivable for $177,000. The note bears interest at a rate of 8.5% and interest payments were made through August 1998. Thereafter, monthly payments of principal and interest are due until March 1, 2003 when the entire unpaid balance of principal and interest is due in full.

In November 1998, the Company acquired from a franchisee its option to purchase the Company's 16,667 shares of common stock which had been issued in a previous acquisition. In exchange, the Company canceled a total of $35,000 of royalties and other receivables owed to its subsidiaries by the franchisee.

NOTE 9 - STOCKHOLDERS' EQUITY

During fiscal 1999, holders elected to convert 60,000 shares of Preferred Stock plus dividends accrued thereon into 818,491 shares of common stock. During fiscal 1998, holders elected to convert 18,710 shares of Preferred Stock plus dividends accrued thereon into 112,229 shares of common stock. The common shares issued upon conversion include shares issued in payment of preferred dividends on 10,306 shares of Preferred Stock. The Company elected to pay accrued dividends in cash of approximately $20,000 upon conversion of the remaining 8,404 shares of Preferred Stock.

Preferred dividends of $123,780 and $147,864 accumulated during fiscal years 1999 and 1998, respectively.

On December 10, 1999, subsequent to a favorable vote by stockholders, the Company effected a 1:6 reverse split of the outstanding shares of common stock. Accordingly, all data shown in the accompanying consolidated financial statements and notes has been retroactively adjusted to reflect the reverse split.

                               BAB HOLDINGS, INC.

                   Notes to Consolidated Financial Statements

                     Years Ended November 30, 1999 and 1998

================================================================================

NOTE 10 - EARNINGS PER SHARE

The computation of basic and diluted (loss) earnings per share is as follows:

                                                        1999            1998
                                                     -----------    -----------
Numerator:
 Net (loss) income                                   $(3,464,569)   $   646,764
 Preferred stock dividend accumulated                   (123,780)      (147,864)
                                                     -----------    -----------
 Numerator for basic (loss) earnings per share -
  (loss) income attributable to common stockholders   (3,588,349)       498,900

 Effect of dilutive securities:
 Preferred stock dividend accumulated                    123,780        147,864
                                                     -----------    -----------
 Numerator for diluted (loss) earnings per share -
  (loss) income attributable to common stockholders  $(3,464,569)   $   646,764
                                                     ===========    ===========

Denominator:
 Denominator for basic (loss) earnings per share -
  weighted average shares                              1,496,323      1,350,180
 Effect of dilutive securities:
 Convertible preferred stock                                  --        401,193
                                                     -----------    -----------
 Denominator for diluted (loss) earnings per share -
  weighted average shares                            $ 1,496,323      1,751,373
                                                     ===========    ===========

Basic and diluted (loss) earnings per share          $     (2.32)   $      0.37
                                                     ===========    ===========

The exercise of options and warrants outstanding during the years ended November 30, 1999 and 1998 and the conversion of convertible securities outstanding during the year ended November 30, 1998 is not assumed as the result is antidilutive to the reported loss per share.

                               BAB HOLDINGS, INC.

                   Notes to Consolidated Financial Statements

                     Years Ended November 30, 1999 and 1998

================================================================================

NOTE 11 - STOCK OPTIONS PLANS

On April 27, 1999, the Company adopted and received stockholder approval to amend the 1995 Long-Term Incentive and Stock Option Plan (the Incentive Plan), which permits the issuance of options, stock appreciation rights, and restricted stock awards to employees and nonemployee officers, directors, and agents of the Company. The Incentive Plan reserves 165,833 shares of common stock (as adjusted for a 1:6 reverse split in 1999) for grant and provides that the term of each award be determined by the Board or a committee of the Board. Under the terms of the Incentive Plan, options granted may be either nonqualified or incentive stock options. Incentive stock options must be exercisable at not less than the fair market value of a share on the date of grant (110% of fair market value if the options are owned by a 10% or greater stockholder) and may be granted only to employees. The Incentive Plan will terminate on September 19, 2005, unless terminated sooner by action of the Board.

Options are exercisable for a period of up to ten years from the respective exercise date. Options issued terminate immediately following an optionee's termination of employment or, in some circumstances, one to three months after termination or up to 12 months in the case of the death of the employee.

Additionally, on April 27, 1999, the Company adopted and received stockholder approval to amend the 1995 Outside Directors Stock Option Plan (the Directors
Plan), which permits the issuance of nonqualified options to nonemployee members of the Board.

The Directors Plan reserves 17,500 shares of common stock for grant. The Directors Plan provides for a grant of options to purchase 333 shares upon initial election to the Board and for annual grants thereafter, upon reelection, of options to purchase 833 shares.

Options granted are immediately exercisable for a period of ten years from the date of grant at an exercise price per share equal to the fair market value of a share on the date of grant. Upon termination of the directorship, the options remain exercisable for periods of varying lengths based on the nature of the option and the reason for termination. The Directors Plan will terminate on September 19, 2005, unless terminated sooner by action of the Board.

                               BAB HOLDINGS, INC.

                   Notes to Consolidated Financial Statements

                     Years Ended November 30, 1999 and 1998

================================================================================

NOTE 11 - STOCK OPTIONS PLANS (Continued)

Activity under the Incentive Plan and Directors Plan during the two years ended November 30, 1999, is as follows:

                                                             Weighted-
                                                              Average
                                                Number of   Option Price
                                                 Shares       Per Share
                                                ---------   ------------
      Outstanding as of November 30, 1997        49,667        $37.50
      Granted                                    25,239        $ 7.92
      Exercised                                      --            --
      Canceled                                   (4,330)       $12.72
                                                 ------
      Outstanding as of November 30, 1998        70,576        $28.46
      Granted                                    18,914        $ 5.80
      Exercised                                      --            --
      Canceled                                   (8,424)       $24.26
                                                 ------
      Outstanding as of November 30, 1999        81,066        $23.61
                                                 ======

The Company has adopted the disclosure-only provisions of Financial Accounting Standards Board Statement No. 123, "Accounting and Disclosure of Stock-Based Compensation" (SFAS No.123). Accordingly, no employee compensation expense has been recognized for the Incentive Plan or for the Directors Plan. Had employee compensation expense for the Company's plan been determined based on the fair value at the grant date for awards in fiscal years 1999 and 1998 consistent with provisions of SFAS No. 123, the Company's net (loss) income and net (loss) income per share would have been as follows:

                                                                  1999           1998
                                                               -----------    -----------
      Net (loss) income attributable to common stockholders:
           As reported                                         $(3,588,349)   $   498,900
           Pro forma                                           $(3,811,986)   $    89,973
      Basic (loss) income per share:
           As reported                                         $     (2.32)   $      0.37
           Pro forma                                           $     (2.54)   $      0.06
      Diluted (loss) income per share:
           As reported                                         $     (2.32)   $      0.37
           Pro forma                                           $     (2.54)   $      0.06

                               BAB HOLDINGS, INC.

                   Notes to Consolidated Financial Statements

                     Years Ended November 30, 1999 and 1998

================================================================================

NOTE 11 - STOCK OPTIONS PLANS (Continued)

Information on options outstanding under the Incentive Plan and the Directors Plan as of November 30, 1999, is as follows:

                                            Weighted-
                                             Average           Weighted-
          Range of          Number of       Remaining           Average
       Exercise Price        Options     Contractual Life    Exercise Price
    ------------------      ---------    ----------------    --------------
    $      4.02-$ 6.00        30,910          4.43              $  5.03
    $     12.00-$16.50         8,325          4.67              $ 13.09
    $     25.00-$29.00         2,250          6.28              $ 26.33
    $     38.00-$42.50        39,581          3.98              $ 40.08

See Note 12 for disclosures regarding stock warrants.

NOTE 12 - BUSINESS COMBINATIONS

During 1999, the Company acquired and sold several stores. Stores purchased are operated as Company-owned units for a period of time prior to the ultimate resale as a franchised unit.

On February 1, 1999, the Company purchased certain assets of a related group of entities doing business as Jacobs Bros. Bagels (Jacobs Bros.), a chain operating retail bagel stores in the Chicago, Illinois area. The assets acquired include eight retail locations and a central commissary facility in exchange for $950,000 in cash and warrants to acquire 83,333 shares of the Company's common stock. The warrants provide for the purchase of 45,833 shares and 37,500 shares of common stock at an exercise price of $7.50 and $9.00 per share, respectively. The warrants are first exercisable on February 1, 2000 and expire on January 31, 2006. None of the warrants were exercised as of February 3, 2000. Further, the Company entered into noncompetition agreements with two principals of Jacobs Bros. totaling $210,000 to be paid over varying periods. Finally, the Company issued 26,666 shares of the Company's common stock to the investment banker for services in connection with the acquisition, valued at $140,000.

                               BAB HOLDINGS, INC.

                   Notes to Consolidated Financial Statements

                     Years Ended November 30, 1999 and 1998

================================================================================

NOTE 13 - SEGMENT INFORMATION

In the fourth quarter of 1999, the Company adopted Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement supercedes Statement of Financial Accounting Standards No. 14, "Financial Reporting for Segments of a Business Enterprise," replacing the "industry segment" approach with the "management" approach. The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of the Company's reportable segments. This statement requires disclosure of certain information by reportable segment, geographic area and major customer. As a result, the Company will separately report information on the following two operating segments: company store operations and franchise operations. In determining the operating income of each segment, certain general and corporate expenses are not allocated to operating segments.

                                                                       Year Ended November 30
                                               ----------------------------------------------------------------------

                                                          Net Revenues                   Operating (Loss) Income
                                                    1999               1998               1999             1998
                                               ---------------   --------------     ---------------  ----------------
Company Store Operations                       $    11,361,084   $     10,266,978   $    (1,395,447) $       (712,708)

Franchise Operations                                 3,579,817          4,282,262           244,522         1,834,652
                                               ---------------   ----------------   ---------------  ----------------

Total Ongoing Business                              14,940,901         14,549,240        (1,150,925)        1,121,944
                                               ---------------   ----------------   ---------------  ----------------

Less:  Special Charges                                                                    1,600,406                --

Corporate Expenses                                                                          574,538           552,767

Interest Expense, Net of Interest
 Income                                                                                     138,700            86,374
                                                                                    ---------------  ----------------
(Loss) Income before Income
 Taxes                                                                                   (3,464,569)          482,803
Benefit for Income Taxes                                                                         --          (163,961)
                                                                                    ---------------  ----------------
Net (Loss) Income                                                                   $    (3,464,569) $        646,764
                                                                                    ===============  ================

                               BAB HOLDINGS, INC.

                   Notes to Consolidated Financial Statements

                     Years Ended November 30, 1999 and 1998

================================================================================

NOTE 13 - SEGMENT INFORMATION (Continued)

Operating, Segment Data

                                  Identifiable      Capital     Depreciation and
                                     Assets       Expenditures     Amortization
                                  ------------    ------------  ----------------
Year ended November 30, 1999

Company store operations          $ 8,564,951     $   122,148      $   982,742
Franchise operations                3,452,087          26,350          265,126
                                  -----------     -----------      -----------

                                  $12,017,038     $   148,498      $ 1,247,868
                                  ===========     ===========      ===========

Year ended November 30, 1998

Company store operations          $ 8,886,927     $   135,315      $   906,087
Franchise operations                4,219,231          62,980          274,172
                                  -----------     -----------      -----------

                                  $13,106,158     $   198,295      $ 1,180,259
                                  ===========     ===========      ===========

Reconciliation to Total Assets As Reported

                                           November 30, 1999   November 30, 1998
                                           -----------------   -----------------
Assets
Total reportable segments -
 Identifiable assets                          $12,017,038        $13,106,158

Unallocated amounts
  Cash                                             30,818            700,162
  Prepaid expenses and other current assets       276,717            206,952
  Other                                           530,005            431,719
                                              -----------        -----------

Total Consolidated Assets                     $12,854,578        $14,444,991
                                              ===========        ===========

Prior period amounts have been restated in accordance with SFAS No. 131. There were no sales to any individual customer during any of the years in the two-year period ended November 30, 1999 that represented 10% or more of net sales.

                               BAB Holdings, Inc.
                      Condensed Consolidated Balance Sheet
                          Six Months Ended May 28, 2000
                                   (Unaudited)

--------------------------------------------------------------------------------

                                     ASSETS

Current Assets
   Cash and cash equivalents, including restricted cash
      of $153,668                                                         $   365,924
   Receivables
      Accounts receivable, net of allowance for doubtful
         accounts of $898,339                                                 943,004
      National Marketing Fund contributions receivable
         from franchisees and stores                                          366,837
      Notes receivable, net of allowance for doubtful
         accounts of $201,000                                                 376,297
         Inventory                                                            218,429
         Assets held for sale                                               1,068,736
         Prepaid and other current                                            349,476
         Deferred income taxes                                                530,005
                                                                          -----------

                  Total Current Assets                                      4,218,708
                                                                          -----------

Property and Equipment, net of accumulated depreciation of $1,753,939       1,671,075
Notes Receivable                                                              457,806
Patents, trademarks and copyrights, net of accumulated
   amortization of $226,257                                                   943,254
Goodwill, net of accumulated amortization of $267,177                       2,476,087
Franchise contract rights, net of accumulated amortization
   of $319,477                                                              1,764,488
Other, net of accumulated amortization of $330,253                            478,967
                                                                          -----------

                  Total Assets                                            $12,010,385
                                                                          ===========

                               BAB Holdings, Inc.
                      Condensed Consolidated Balance Sheet
                          Six Months Ended May 28, 2000
                                   (Unaudited)

--------------------------------------------------------------------------------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
   Accounts payable                                              $    745,198
   Accrued liabilities                                                933,867
   Liability for store conversions                                    113,736
   Accrued professional and other services                            196,584
   Unexpected National Marketing Fund contributions                   604,679
   Current portion of long-term debt                                1,464,021
   Deferred franchise fee revenue                                     179,475
                                                                 ------------

                  Total current liabilities                         4,237,560
                                                                 ------------

Noncurrent Liabilities
   Deferred revenue                                                   339,334
   Deferred income taxes                                              350,005
   Long-term debt, net of portion included in
      current liabilities                                           1,161,959
                                                                 ------------

                  Total noncurrent liabilities                      1,851,298
                                                                 ------------

Stockholders' Equity
   Common stock                                                    13,507,669
   Additional paid-in capital                                       1,187,696
   Treasury Stock                                                     (43,963)
   Accumulated deficit                                             (8,729,875)
                                                                 ------------

                  Total Stockholders' Equity                        5,921,527
                                                                 ------------

                  Total Liabilities and Stockholders' Equity     $ 12,010,385
                                                                 ============


SEE ACCOMPANYING NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                               BAB Holdings, Inc.
                 Condensed Consolidated Statements of Operations
                          Six Months Ended May 28, 2000
                                   (Unaudited)

--------------------------------------------------------------------------------

                                                  3 month ended                     6 month ended
                                                  -------------                     -------------
                                          May 28, 2000     May 31, 1999     May 28, 2000     May 31, 1999
                                          ------------     ------------     ------------     ------------
Revenues
   Net sales by Company-
      owned stores                         $ 2,323,088      $ 2,744,937      $ 4,588,480      $ 4,831,024
   Royalty fees from
      franchised stores                        770,343          770,299        1,522,439        1,585,379
   Licensing fees and other
      income                                   275,657          272,001          521,394          509,274
   Franchise and area
      development fees                          31,468           79,000          270,868          209,500
                                           -----------      -----------      -----------      -----------

Total Revenues                               3,400,556        3,866,237        6,903,181        7,135,177
                                           -----------      -----------      -----------      -----------

Operating Costs
and Expenses
   Food, beverage, and paper
      costs                                    722,632          800,748        1,378,472        1,505,555
   Store payroll and other
      operating expenses                     1,523,572        1,787,151        3,083,615        2,983,504
   Selling, general, and
      administrative expenses
         Payroll-related                       517,793          658,305        1,024,243        1,211,484
         Occupancy                             123,595          100,628          206,946          162,442
         Advertising and promotion              71,928           70,766          124,745          148,480
         Professional service fees              85,651           62,287          164,506          167,382
         Franchise-related expenses             10,553           38,648           29,395           94,056
         Depreciation and amortization         243,683          338,097          489,037          630,545
         Travel                                 33,615           52,849           67,595          107,868
         Other                                 194,371           95,766          374,134          328,352
                                           -----------      -----------      -----------      -----------

Total Operating costs and
Expenses                                     3,527,393        4,005,245        6,942,688        7,339,668

(Loss) before interest                        (126,837)        (139,008)         (39,507)        (204,491)

Interest expense                               (85,505)         (92,510)        (168,061)        (131,532)

Interest income                                 17,727           66,668           33,608           97,767
                                           -----------      -----------      -----------      -----------

Net (loss)                                    (194,615)        (164,850)        (173,960)        (238,256)

Preferred stock dividends
accumulated                                         --          (31,397)              --          (77,096)

                               BAB Holdings, Inc.
                 Condensed Consolidated Statements of Operations
                          Six Months Ended May 28, 2000
                                   (Unaudited)

--------------------------------------------------------------------------------

Net (loss) attributable to
common shareholders            $  (194,615)     $  (196,247)     $  (173,960)     $  (315,352)

Basic and diluted loss per
common share                   $    ($0.09)     $     (0.14)     $    ($0.08)     $     (0.22)

Average number of shares
outstanding-basic and
diluted                          2,237,557        1,419,051        2,237,557        1,406,774
                                 =========        =========        =========        =========

SEE ACCOMPANYING NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                               BAB Holdings, Inc.
                 Condensed Consolidated Statements of Cash Flows
                          Six Months Ended May 28, 2000
                                   (Unaudited)

--------------------------------------------------------------------------------

                                                                May 28, 2000   May 31, 1999
                                                                ------------   ------------
Cash Flows from Operating Activities
Net income (loss)                                                $(173,960)     $(238,256)
         Adjustments to reconcile net income (loss) to
         net cash provided by (used in) operating activities
              Depreciation and amortization                        489,037        630,545
              (Increase) decrease in
                  Trade accounts receivable                        163,006       (434,658)
                  National Marketing Fund contributions
                    receivable                                      48,480       (130,920)
                  Inventories                                       75,409        (56,442)
                  Deferred franchise costs                              --          6,640
                  Notes receivable                                (155,000)       122,942
                  Prepaid expenses and other assets                (72,758)       (29,724)
              Increase (decrease) in
                  Accounts payable                                (194,588)       159,743
                  Accrued professional and other services          (32,569)            --
                  Reserve for closed store expenses                (54,984)            --
                  Accrued liabilities                              102,304
                  Unexpended National Marketing Fund
                    franchisee contributions                        60,052        174,471
                  Jacobs Bros. non-compete agreement               (44,000)            --
                  Deferred franchise fee revenue                   (88,025)       (53,500)
                  Other                                             29,545         (4,013)

                  Total Adjustments                                325,907        385,084

                  Net Cash Provided by Operating
                    Activities                                     151,947        146,828

Cash Flows from Investing Activities
     Purchases of property and equipment                           (21,137)      (293,260)
     Collection of notes receivable                                207,941         18,289
     Sale of property and equipment                                189,321
     Sale of assets held for sale                                  255,000
     Other                                                                       (161,416)
                                                                 ---------      ---------


                  Net Cash Provided (Used in)
                    Investing Activities                           631,125       (436,387)

Cash Flows from Financing Activities
     Debt repayments                                              (442,935)      (323,925)
     Borrowings                                                         --        180,453
     Other                                                          (5,034)        (7,897)

                               BAB Holdings, Inc.
                 Condensed Consolidated Statements of Cash Flows
                          Six Months Ended May 28, 2000
                                   (Unaudited)

--------------------------------------------------------------------------------

                                                             May 28, 2000   May 31, 1999
                                                             ------------   ------------
                  Net Cash (Used in) Financing Activities      (447,969)      (151,369)
                                                              ---------      ---------

Net Increase (Decrease) in Cash and Cash Equivalents            335,103       (440,928)

Cash and Cash Equivalents, Beginning of Year                     30,818        700,162

Cash and Cash Equivalents, End of Quarter                     $ 365,921      $ 259,234
                                                              =========      =========

SEE ACCOMPANYING NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                               BAB Holdings, Inc.
         Notes to Unaudited Condensed Consolidated Financial Statements
                         Six Months Ended May 28, 2000
                                   (Unaudited)

1. Basis of Presentation

BAB Holdings, Inc. (the Company) is an Illinois corporation incorporated on November 25, 1992. The Company has four wholly owned subsidiaries: BAB Operations, Inc. (Operations); BAB Systems, Inc. (Systems); Brewster's Franchise Corporation (BFC); and My Favorite Muffin Too, Inc. (MFM). Systems was incorporated on December 2, 1992, and was primarily established to franchise "Big Apple Bagels" specialty bagel retail stores. Systems has a wholly owned subsidiary, Systems Investments, Inc. (Investments), which was created to operate the first Company-owned "Big Apple Bagels" store which, until December 1995, also operated as the franchise training facility. Investments also owned a 50% interest in a joint venture which operated a franchise satellite store.

During fiscal 1997, the stores operated by Investments and by the joint venture were sold and are currently operating as franchised stores. As of November 1998, Investments was dissolved and merged into the parent company, Systems. Operations was formed on August 30, 1995, primarily to operate Company-owned stores, currently "Big Apple Bagels" and "Brewster's Coffee" concept stores including one which currently serves as the franchise training facility. BFC was established on February 15, 1996, to franchise "Brewster's Coffee" concept coffee stores. MFM, a New Jersey corporation, was acquired on May 13, 1997. MFM franchises and operates Company-owned "My Favorite Muffin" concept muffin stores. The assets of Jacobs Bros. Bagels (Jacobs Bros.) were acquired on February 1, 1999. See Note 8. The Company continues to operate four stores with the Jacob Bros. name. The accompanying condensed consolidated financial statements are unaudited. These financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. In the opinion of the Company's management, the condensed consolidated financial statements for the unaudited interim periods presented include all adjustments necessary to fairly present the results of such interim periods and the financial position as of the end of said period. These adjustments were of a normal recurring nature and did not have a material impact on the financial statements presented.

2. Stores Open and Under Development

Stores which have been opened at May 28, 2000 are as follows:

        Stores opened:
        Company-owned                             18
        Franchisee-owned                         172
        Licensed                                  57
                                                ----
        Total                                    247

3. Special Charge

During the fourth quarter of 1999, the Company made the decision to refranchise certain Company-owned stores, in order to concentrate on franchising and marketing and building equity in the branding of its trademarked names and products. The Company-owned stores, which were to be converted to franchised units were written down to fair value based upon actual selling prices or, if not sold prior to year-end, upon management's judgment based upon the previous sale of such assets. Management's judgment is inherent in the estimated fair value determinations and, accordingly, actual results could vary significantly from such estimates. The estimated fair value of the remaining assets to be sold totaled $1,191,236 and was recorded as a current asset as of May 28, 2000. The actual and planned conversions resulted in a pre-tax loss of $1,600,406 during the fourth quarter of 1999. As of May 28, 2000, $113,736 of the charge, primarily for severance and lease termination costs, remains as a liability for store conversions.

4. Preferred Stock - Series A Convertible Preferred Stock

On October 21, 1999 the remaining 60,000 shares of the Company's Series A convertible preferred stock plus accumulated dividends were converted in accordance with the terms of the preferred stock to an aggregate of 818,491 shares of common stock by the holder of the preferred stock, Holdings Investments, LLC an Illinois limited liability company (the "LLC"). (See
Schedule 13D filed on behalf of the LLC on October 29, 1999.) No cash or other consideration was required or paid in connection with the conversion. The Common Stock was issued to one investor (the LLC) in a non-public offering in reliance on Section 4(2) of the Securities Act of 1933.

5. Line of Credit Agreement

The Company had a secured $1.75 million line-of-credit facility (Line) with a bank which expired December 31, 1999. Maximum borrowing under the Line was limited to 75% of accounts receivable under 90 days and 40% of original cost of equipment, furniture and fixtures. Interest was payable monthly at prime plus 1% with principal due upon maturity on December 31, 1999. In December 1999, the Company entered into a new bank credit facility for $1.5 million. This new credit line is secured by substantially all of the assets of the Company excluding those acquired through the Jacobs Bros. acquisition. Maximum borrowing terms under the Line are identical to the previously expired agreement. The interest rate on this new line of credit is prime plus 4% (13.50% at May 28, 2000). As of May 28, 2000, the Company had borrowed $1,296,000 on the Line. The new Line expires on July 29, 2000, however, it is management's expectation that this agreement will be renewed by the bank or that a similar arrangement with another lender will be concluded.

6. Notes Payable

In June 1999, the Company obtained an amortizing loan in the amount of $170,000 from a finance company. Proceeds were used to purchase two stores from a franchisee in Wisconsin. In February 1999, the Company obtained a series of amortizing loans in the amount of $1,350,000 from a finance company. Loan proceeds were used to purchase certain assets of Jacobs Bros. Bagels, equipment and fund remodeling required on the units acquired in the purchase.

7. Earnings (Loss) per Share

The following tables sets forth the computation of basic and diluted loss per share:

                                                     3 months ended                   6 months ended
                                                     --------------                   --------------
                                                 May 28, 2000    May 31, 1999     May 28, 2000    May 31, 1999
                                                 ------------    ------------     ------------    ------------
        Numerator
        Net income (loss)                         $ (194,615)     $ (164,850)      $ (173,960)     $ (238,256)
        Preferred stock dividend                                     (31,397)                         (77,096)

        accumulated
                                                  -----------     ----------       ----------      ----------
        Numerator for basic and
        diluted loss per share - loss
        attributable to common
        shareholders                              $ (194,615)       (196,247)      $ (173,960)       (315,352)

        Denominator

        Denominator for basic and
        diluted loss per share -                    2,237,557       1,419,051        2,237,557       1,406,774
        weighted average shares

        Basic and diluted loss per                     $(0.09)         $(0.14)          $(0.08)         $(0.22)
        share

Options to purchase 77,648 shares of common stock at varying prices are outstanding at May 28, 2000 under the Company's 1995 Long-Term Incentive and Stock Option Plan (the Incentive Plan) and the 1995 Outside Directors Stock Option Plan (the Directors' Plan). Also outstanding during the period ended May 28, 2000 was a warrant sold in connection with the Company's initial public offering to the underwriter to purchase 42,498 shares of common stock at $19.20 per share. Additionally, in connection with various acquisitions, the Company issued options to purchase 83,333 shares of common stock issuable at varying exercise prices ranging from $7.50 per share to $9.00 per share. Further, a warrant issued to the placement agent of the Preferred Stock to purchase 2,219 shares of common stock at $19.74 per share was outstanding. The exercise of options and warrants outstanding during the quarters ended May 28, 2000 and May 31, 1999 and the conversion of convertible securities outstanding during the quarter ended May 31, 1999 is not assumed as the result is antidilutive to the reported loss per share.

8. Acquisitions and Dispositions

During the first half of fiscal 2000, the Company sold six stores identified as part of the restructuring described in Note 3 above. The stores were sold at or near their estimated fair market value as determined in the fourth quarter of 1999. Consequently, the sale of the stores had no material impact on earnings. The Company-owned stores were converted to franchised units. During the fourth quarter of 1999, the Company acquired a store from a franchisee as consideration for forgiveness of a note receivable. The Company operated the store until it was sold during the first quarter of fiscal 2000. In addition, the Company accepted a prepayment at a discount on a note receivable during the first quarter of 2000. The notes receivable were adequately reserved for and, consequently, the transactions had no impact on earnings.

On February 1, 1999, the Company purchased certain assets of a related group of entities doing business as Jacobs Bros. Bagels (Jacobs Bros.), a chain operating retail bagel stores in the Chicago, Illinois area. The assets acquired include eight retail locations and a central commissary facility in exchange for $950,000 in cash and warrants to acquire 83,333 shares of the Company's common stock. The warrants provide for the purchase of 45,833 shares and 37,500 shares of common stock at an exercise price of $7.50 and $9.00 per share, respectively. The warrants are first exercisable on February 1, 2000 and expire on January 31, 2006. None of the warrants were exercised as of May 28, 2000. Further, the Company entered into noncompetition agreements with two principals of Jacobs Bros. totaling $210,000 to be paid over varying periods. Finally, the Company issued 26,666 shares of the Company's common stock to the investment banker for services in connection with the acquisition, valued at $140,000.

                           WILLOW BAY ASSOCIATES, LLC

                      CONSOLIDATED FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITOR'S REPORT

                     YEARS ENDED DECEMBER 31, 1999 AND 1998
                                       AND
                         FIVE MONTHS ENDED MAY 31, 2000

                                                    Certified Public Accountants
                                               293 Eisenhower Parkway, suite 320
                                                    Livingston, New Jersey 07039
                                                                  (973) 535-2880
                                                              Fax (973) 535-5893

--------------------------------------------------------------------------------
                                                 McENERNEY, BRADY & COMPANY, LLC

                          INDEPENDENT AUDITORS' REPORT

To the Members of
Willow Bay Associates, LLC
New York, New York

We have audited the accompanying statement of financial position of Willow Bay Associates, LLC ("Willow Bay") (a limited liability corporation) as of December 31, 1999 and the related statements of income and changes in member's equity and cash flows for the year then ended. These financial statements are the responsibility of Willow Bay's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Willow Bay Associates, LLC as of December 31, 1999 and the results of its operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.


Livingston, New Jersey                           McEnerney, Brady & Company, LLC
February 7, 2000
(Except for Note 3, as to which
the date is May 11, 2000)

WILLOW BAY ASSOCIATES, LLC
STATEMENT OF FINANCIAL POSITION
DECEMBER 31,1999

--------------------------------------------------------------------------------

                                     ASSETS

Current Assets
    Cash                                                                $   185

           Total Assets                                                 $   185
                                                                        =======


                         LIABILITIES AND MEMBER'S EQUITY

Current Liabilities
   Accounts payable and accrued expenses                                $ 5,771
                                                                        -------

     Total Current Liabilities                                            5,771
                                                                        -------

Commitments and Contingencies

Member's Equity
   Paid-in capital
                                                                             75
   Retained earnings (deficit)
                                                                         (5,661)

     Total Member's Equity                                               (5,586)
                                                                        -------

     Total Liabilities and Member's Equity                              $   185
                                                                        =======

See the notes to financial statements.

WILLOW BAY ASSOCIATES, LLC
STATEMENT OF INCOME AND CHANGES IN MEMBER'S EQUITY
YEAR ENDED DECEMBER 31,1999

--------------------------------------------------------------------------------

Revenues
   Consulting fees -  related party                                   $ 255,000
   Settlements                                                          120,000
                                                                      ---------

     Net Revenues                                                       375,000
                                                                      ---------

Operating Expenses
   Expense reimbursements - related party                               168,074
   Commissions expense                                                  202,800
   Accounting and audit fees                                              5,750
   Travel and meals                                                         798
   Telephone                                                              2,563
   Bank Charges                                                             116
   Internet domain fee                                                       70
   Searches - fees                                                          490
                                                                      ---------

     Total Operating Expenses                                           380,661
                                                                      ---------

Net Income (Loss)                                                        (5,661)

Member's Equity, Beginning of Year                                          -0-
                                                                      ---------

Member's Equity, End of Year                                          $  (5,661)
                                                                      =========

See the notes to financial statements.

WILLOW BAY ASSOCIATES, LLC
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31,1999

--------------------------------------------------------------------------------

Cash Flows from Operating Activities
    Net Income (Loss)                                                   $(5,661)
    (Increase) decrease in assets:
    Increase (decrease) in liabilities:
       Accounts payable and accrued expenses                              5,771
                                                                        -------

     Net Cash Provided by Operating Activities                              110
                                                                        -------

Cash Flows from Fund-raising Activities
    Member's capital contribution                                            75
                                                                        -------

     Net Cash provided by Financing Activities                               75
                                                                        -------

Net Increase in cash
                                                                            185

Cash, January 1, 1999                                                       -0-
Cash, December 31, 1999                                                 $   185
                                                                        =======

Other Disclosures
   Interest paid during year                                            $   -0-
                                                                        =======
   Income taxes paid during year                                        $   -0-
                                                                        =======

See the notes to financial statements.

WILLOW BAY ASSOCIATES, LLC
NOTES TO FINANCIAL POSITION
DECEMBER 31, 1999

--------------------------------------------------------------------------------

NOTE 1 -  NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The Company is a Nevada limited liability company chartered in the State of Nevada with an office located in New York City, which is engaged in consulting, research, and related services to corporations. The Company is affected by economic, political, and competitive market conditions.

Recognition of Revenues and Expenses

The Company's revenues and expenses are recorded on the accrual basis of accounting in accordance with generally accepted accounting principles. Fee income is recorded on the dates earned from customers and expenses are recorded as they are incurred. The Fees earned from one related party customer represented approximately 70% of the 1999 revenues.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company, with consent of its member, elected to be treated as a sole proprietorship for Federal and State income tax purposes. The income of a limited liability company (which elects to flow income to the member) is not taxed at the federal and state corporate level). The member is personally responsible for income taxes due on the flow-through income. The Federal and New York State tax on the income of the Company is paid personally by the member of the Company (even if the income is not distributed to the member in the form of cash or other assets).

NOTE 2 - RELATED PARTY TRANSACTIONS

Willow Bay Associates, LLC reimbursed a related party corporation $168,074 for expenses incurred during 1999 (including payroll taxes, rent, and other operating expenses.) The member of Willow Bay Associates, LLC is also a fifty percent (50%) stockholder in the related party corporation.

NOTE 3 -  SUBSEQUENT EVENTS/COMMITMENTS AND CONTINGENCIES

A) On April 28, 2000, the member issued an additional member certificate indicating a fifty percent (50%) ownership transfer to stockholder of a related party corporation as compensation for services rendered in the year 2000.

WILLOW BAY ASSOCIATES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

--------------------------------------------------------------------------------

NOTE 3 - SUBSEQUENT EVENTS/COMMITMENTS AND CONTINGENCIES (Continued)

B) On April 4, 2000, Willow Bay Associates, LLC signed a "Letter of Understanding" concerning a merger with a wholly owned subsidiary of BAB Holding, Inc. The merger must be approved by BAB Holding, Inc.'s shareholders and the members of Willow Bay Associates, LLC prior to completion. According to the "Letter of Understanding", a key element to completion of the merger is the assignment of all assets and liabilities of BAB Holdings, Inc. to a subsidiary of BAB Holding, Inc. Before the proposed merger, BAB Holding, Inc. has an outstanding indebtedness to CIB Bank of approximately $1.5 million, which will not be assigned to the subsidiary and which matures April 30, 2000. Affiliates of Willow Bay Associates, LLC have agreed to provide financing to pay off the CIB Bank debt of approximately $1.5 million in order to facilitate the merger. BAB Holdings, Inc.'s liability to CIB bank is secured by collateral consisting of approximately thirteen (13) of its company owned stores. An additional condition to the closing of the merger is Willow Bay Associates, LLC providing evidence of $4 million cash and cash equivalents on hand at the time of the merger.

C) On April 10, 2000, BAB Holding, Inc. (listed on NASDAQ small-cap market ) announced it executed a letter of intent to merge with a leading New York based Internet Incubator. The Company press release announced the following:

o "Upon completion of the merger, BAB's current business would be assigned to a subsidiary, which would be operated by BAB management. The agreement anticipates the subsidiary would continue to own the same number of shares, which would represent ten percent (10%) of the equity of the merged company."

o "An affiliate of the New York Internet Incubator would provide substitute long-term financing for the current bank debt of obligation of the Company."

o "BAB Holdings, Inc. operates franchises and licenses of Big Apple Bagels, My Favorite Muffin and Brewster's Coffee. It currently has units in twenty-eight (28) states, two (2) Canadian provinces, Peru and Egypt and has master franchise agreements for South Korea and the United Arab Emirates. BAB owns Jacobs Bros. Bagels, a Chicago based bagel bakery chain and has licensing agreements with Host Marriott, Mrs. Fields Cookies, Beatrice Group, Inc., a division of Con Agra and Alanti Deli."

WILLOW BAY ASSOCIATES, LLC
NOTES TO FINANCIAL POSITION
DECEMBER 31, 1999

--------------------------------------------------------------------------------

NOTE 3 - SUBSEQUENT EVENTS/COMMITMENTS AND CONTINGENCIES (Continued)

D) Willow Bay Associates, LLC is in the process of filing for a name change to "Planet Zanett Corporate Incubator" according to a press release dated May 14, 2000. The newly named Planet Zanett Corporate Incubator is intended to greatly expand its corporate consulting and business activities in the future. The newly named entity will function to incubate early stage internet companies focusing on infrastructure, wireless applications, and internet solutions to industrial corporations worldwide. Planet Zanett Corporate Incubator will provide development stage companies with capital, office space, infrastructure, and managerial guidance.

E) Willow Bay Associates, LLC (the Company) filed a complaint February 2000 in the United States District Court of the District of Delaware asserting an action for breach of contract against a party and seeking damages in excess of $750,000. During March, 2000 the defendant filed its response to the action and a counterclaim against the Company alleging misrepresentation, breach of contract, and breach of covenant of good faith and fair dealing. The Company responded to the counterclaim denying all of the allegations.

      Discovery has not yet started and, therefore, no opinion as to the ultimate outcome of this matter can be expressed at this time. However, the Company intends to vigorously pursue its action for breach of contract and will vigorously defend itself against the counterclaim. The Company's position is its breach of contract claim against the defendant is a strong one, and that the counterclaim filed by the defendant is merely an attempt to divert the court's attention away from the defendant's breach of contract. Accordingly, no amounts have been accrued relating to these actions in the accompanying financial statements because management estimates the ultimate outcome is uncertain.

                                                    Certified Public Accountants
                                               293 Eisenhower Parkway, suite 320
                                                    Livingston, New Jersey 07039
                                                                  (973) 535-2880
                                                              Fax (973) 535-5893

--------------------------------------------------------------------------------
                                                 McENERNEY, BRADY & COMPANY, LLC

                          INDEPENDENT AUDITORS' REPORT

To the Members of
Willow Bay Associates, LLC
New York, New York

We have audited the accompanying statement of financial position of Willow Bay Associates, LLC (a limited liability corporation) as of December 31, 1998 and the related statements of income and changes in member's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well a evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Willow Bay Associates, LLC as of December 31, 1998 and the results of its operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.


Livingston, New Jersey                           McEnerney, Brady & Company, LLC
June 5, 2000

WILLOW BAY ASSOCIATES, LLC
STATEMENT OF FINANCIAL POSITION
DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                     ASSETS

Current Assets
     Cash                                                               $    -0-
                                                                        --------

     Total Assets                                                       $    -0-
                                                                        ========


                         LIABILITIES AND MEMBER'S EQUITY

Current Liabilities
     Accounts payable and accrued expenses                              $    -0-
                                                                        --------

     Total Current Liabilities                                          $    -0-
                                                                        --------

Commitments and Contingencies

Member's Equity
     Paid-in capital                                                    $    -0-
                                                                        --------
     Retained earnings (deficit)                                        $    -0-
                                                                        --------

     Total Member's Equity                                              $    -0-
                                                                        --------

     Total Liabilities and Member's Equity                              $    -0-
                                                                        ========

See the notes to financial statements.

WILLOW BAY ASSOCIATES, LLC
STATEMENT OF INCOME AND CHANGES IN MEMBER'S EQUITY
YEAR ENDED DECEMBER 31, 1998

--------------------------------------------------------------------------------

Revenues
     Consulting fees                                                   $    -0-
                                                                       --------

     Net Revenues                                                      $    -0-
                                                                       --------

Operating Expenses                                                     $    -0-
                                                                       --------

     Total Operating Expenses                                          $    -0-
                                                                       --------

Net Income (Loss)                                                      $    -0-
                                                                       --------

Member's Equity, Beginning of Year                                     $    -0-
                                                                       --------

Member's Equity, End of Year                                           $    -0-
                                                                       ========

See the notes to financial statements.

WILLOW BAY ASSOCIATES, LLC
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1998

--------------------------------------------------------------------------------

Cash Flows from Operation Activities
     Net Income (Loss)                                                  $    -0-
                                                                        --------

     Net Cash Provided by Operating Activities                          $    -0-
                                                                        --------

Net Increase in cash                                                    $    -0-
                                                                        --------

Cash, January 1, 1998                                                   $    -0-
                                                                        --------
Cash, December 31, 1998                                                 $    -0-
                                                                        ========

Other Disclosures
     Interest paid during year                                          $    -0-
                                                                        ========
     Income taxes paid during year                                      $    -0-
                                                                        ========

See the notes to financial statements.

WILLOW BAY ASSOCIATES, LLC
NOTES TO FINANCIAL POSITION
DECEMBER 31, 1998

--------------------------------------------------------------------------------

NOTE 1 -  NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
          POLICIES

Nature of Business

The Company is a Nevada limited liability company chartered in the State of Nevada with an office located in New York City, which is engaged in consulting, research, and related services to corporations. The Company is affected by economic, political, and competitive market conditions.

Recognition of Revenues and Expenses

The Company's revenues and expenses are recorded on the accrual basis of accounting in accordance with generally accepted accounting principles. Fee income is recorded on the dates earned from customers and expenses are recorded as they are incurred.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company, with consent of its member, elected to be treated as a sole proprietorship for Federal and State income tax purposes. The income of a limited liability company (which elects to flow income to the member) is not taxed at the federal and state corporate level). The member is personally responsible for income taxes due on the flow-through income. The Federal and New York State tax on the income of the Company is paid personally by the member of the Company (even if the income is not distributed to the member in the form of cash or other assets).

NOTE 2 -  SUBSEQUENT EVENTS/COMMITMENTS AND CONTINGENCIES

A) On April 28, 2000, the member issued an additional member certificate indicating a fifty percent (50%) ownership transfer to stockholder of a related party corporation as compensation for services rendered in the year 2000.

WILLOW BAY ASSOCIATES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

--------------------------------------------------------------------------------

NOTE 2 - SUBSEQUENT EVENTS/COMMITMENTS AND CONTINGENCIES (Continued)

B) On April 4, 2000, Willow Bay Associates, LLC signed a "Letter of Understanding" concerning a merger with a wholly owned subsidiary of BAB Holding, Inc. The merger must be approved by BAB Holding, Inc.'s shareholders and the members of Willow Bay Associates, LLC prior to completion. According to the "Letter of Understanding", a key element to completion of the merger is the assignment of all assets and liabilities of BAB Holdings, Inc. to a subsidiary of BAB Holding, Inc. Before the proposed merger, BAB Holding, Inc. has an outstanding indebtedness to CIB Bank of approximately $1.5 million, which will not be assigned to the subsidiary and which matures April 30, 2000. Affiliates of Willow Bay Associates, LLC have agreed to provide financing to pay off the CIB Bank debt of approximately $1.5 million in order to facilitate the merger. BAB Holdings, Inc.'s liability to CIB bank is secured by collateral consisting of approximately thirteen (13) of its company owned stores. An additional condition to the closing of the merger is Willow Bay Associates, LLC providing evidence of $4 million cash and cash equivalents on hand at the time of the merger.

C) On April 10, 2000, BAB Holding, Inc. (listed on NASDAQ small-cap market ) announced it executed a letter of intent to merge with a leading New York based Internet Incubator. The Company press release announced the following:

o "Upon completion of the merger, BAB's current business would be assigned to a subsidiary, which would be operated by BAB management. The agreement anticipates the subsidiary would continue to own the same number of shares, which would represent ten percent (10%) of the equity of the merged company."

o "An affiliate of the New York Internet Incubator would provide substitute long-term financing for the current bank debt of obligation of the Company."

o "BAB Holdings, Inc. operates franchises and licenses of Big Apple Bagels, My Favorite Muffin and Brewster's Coffee. It currently has units in twenty-eight (28) states, two (2) Canadian provinces, Peru and Egypt and has master franchise agreements for South Korea and the United Arab Emirates. BAB owns Jacobs Bros. Bagels, a Chicago based bagel bakery chain and has licensing agreements with Host Marriott, Mrs. Fields Cookies, Beatrice Group, Inc., a division of Con Agra and Alanti Deli."

WILLOW BAY ASSOCIATES, LLC
NOTES TO FINANCIAL POSITION
DECEMBER 31, 1998

--------------------------------------------------------------------------------

NOTE 2 - SUBSEQUENT EVENTS/COMMITMENTS AND CONTINGENCIES (Continued)

D) Willow Bay Associates, LLC filed and received approval to change its name to "Planett Zanett Corporate Incubator" effective June 12, 2000. The newly named Planett Zanett Corporate Incubator is intended to greatly expand its corporate consulting and business activities in the future. The newly named entity will function to incubate early stage internet companies focusing on infrastructure, wireless applications, and internet solutions to industrial corporations worldwide. Planett Zanett Corporate Incubator will provide development stage companies with capital, office space, infrastructure, and managerial guidance.

E) Willow Bay Associates, LLC (the Company) filed a complaint February 2000 in the United States District Court of the District of Delaware asserting an action for breach of contract against a party and seeking damages in excess of $750,000. During March, 2000 the defendant filed its response to the action and a counterclaim against the Company alleging misrepresentation, breach of contract, and breach of covenant of good faith and fair dealing. The Company responded to the counterclaim denying all of the allegations.

      Discovery has not yet started and, therefore, no opinion as to the ultimate outcome of this matter can be expressed at this time. However, the Company intends to vigorously pursue its action for breach of contract and will vigorously defend itself against the counterclaim. The Company's position is its breach of contract claim against the defendant is a strong one, and that the counterclaim filed by the defendant is merely an attempt to divert the court's attention away from the defendant's breach of contract. Accordingly, no amounts have been accrued relating to these actions in the accompanying financial statements because management estimates the ultimate outcome is uncertain.

                                                    Certified Public Accountants
                                               293 Eisenhower Parkway, Suite 320
                                                    Livingston, New Jersey 07039
                                                                  (973) 535-2880
--------------------------------------------------------------------------------
                                                 McENERNEY, BRADY & COMPANY, LLC

To the Board of Directors and Members of Willow Bay Associates, LLC
New York, New York

We have compiled the accompanying balance sheet of Willow Bay Associates, LLC as May 31, 2000 and the accompanying statements of operations and cash flows for the five months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying statements and, accordingly, do not express an opinion or any other form of assurance on them.

The accompanying financial statements are not intended to be a complete presentation of Willow Bay Associates, LLC as of May 31, 2000, as this presentation omits the footnotes for the five months ended May 31, 2000.


Livingston, New Jersey                           McEnerney, Brady & Company, LLC
August 28, 2000

                           WILLOW BAY ASSOCIATES, LLC
                   STATEMENT OF FINANCIAL POSITION (Unaudited)
                         FIVE MONTHS ENDED MAY 31, 2000

                                     ASSETS

Current Assets:
  Cash                                                                  $    10
                                                                        -------

             Total Current Assets                                            10
                                                                        -------

Total Assets                                                            $    10
                                                                        =======

                         LIABILITIES & EQUITY (DEFICIT)

Current Liabilities:
  Accrued Expenses                                                      $ 5,771
                                                                        -------

            Total Current Liabilities                                     5,771
                                                                        -------

Paid in Capital                                                              75
Members' Equity (Deficit)                                                (5,836)
                                                                        -------

Total Liabilities & Equity (Deficit)                                    $    10
                                                                        =======

See accountants' compilation report.

                           WILLOW BAY ASSOCIATES, LLC
                       STATEMENT OF OPERATIONS (Unaudited)
                         FIVE MONTHS ENDED MAY 31, 2000

Revenues                                                                $    --

Expenses:
   Bank Charges                                                             175
                                                                        -------

Net Loss                                                                   (175)

Members' Equity (Deficit) - January 1, 2000                              (5,661)
                                                                        -------

Members' Equity (Deficit) - May 31, 2000                                $(5,836)
                                                                        =======

See accountants' compilation report.

                                WILLOW BAY ASSOCIATES, LLC
                                 STATEMENT OF CASH FLOWS
                              FIVE MONTHS ENDED MAY 31, 2000

Cash Flows from Operating Activities:
   Net Loss                                                               $(175)
                                                                          -----

Net Cash Used by Operating Activities                                      (175)
                                                                          -----

Net Decrease in Cash                                                       (175)

Cash, January 1, 2000                                                       185
                                                                          -----

Cash, May 31, 2000                                                        $  10
                                                                          =====

Other Disclosures:
   Interest paid                                                          $  --
                                                                          =====
   Income taxes paid                                                      $  --
                                                                          =====

See accountants' compilation report.

                                                                       Exhibit A

                              AMENDED AND RESTATED
                          AGREEMENT AND PLAN OF MERGER

      THIS AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, dated as of August 24, 2000 (this "AGREEMENT"), by and between BAB Holdings, Inc., an Illinois corporation ("BAB"), PZ Acquisition, Inc., a Delaware corporation ("PZ ACQUISITION"), BAB (Delaware), Inc., a Delaware corporation ("BAB (DELAWARE)") and Planet Zanett Corporate Incubator, Inc., a Nevada corporation ( "PLANET ZANETT"), successor by merger to Planet Zanett Corporate Incubator, LLC. Certain other capitalized terms used in this Agreement have the meanings given them in
Section 8.11.

                              W I T N E S S E T H:

      WHEREAS, BAB and Planet Zanett are parties to an Agreement and Plan of Merger dated as of May 4, 2000 (the "ORIGINAL AGREEMENT") whereby the boards of directors of BAB and Planet Zanett, deeming it advisable and in the best interests of their respective stockholders, have each approved and have also recommended to their respective stockholders to approve the Original Agreement pursuant to which, among other things, Planet Zanett will be merged with and into PZ Acquisition (the "MERGER") on the terms and conditions contained therein and in accordance with the Delaware General Corporate Law ("DGCL") and Nevada Revised Statutes, Title 7 ("NRS");

      WHEREAS, BAB and Planet Zanett have agreed to amend and restate the Original Agreement and include PZ Acquisition and BAB (Delaware) as a parties to this Agreement;

      NOW, THEREFORE, in consideration of the premises and the respective agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto agree that the Original Agreement is hereby amended and restated in its entirety as follows:

                                    ARTICLE 1
                                   THE MERGERS

SECTION 1.1 The Mergers.

      (a) (i) Immediately before the Merger, BAB shall merge with and into BAB (Delaware) (the "DOMESTICATION MERGER"), file an appropriate Certificate of Merger with the Secretary of State in both the States of Delaware and Illinois and the separate and independent existence of BAB shall cease and BAB (Delaware) shall be the surviving corporation and shall be governed by the DGCL. The Domestication Merger shall have the effects specified in the DGCL. Unless this Agreement otherwise requires, all references in this Agreement to BAB shall be deemed to mean BAB prior to the consummation of the Domestication Merger and BAB (Delaware) thereafter.

            (ii) Once the Certificate of Merger is filed with each of the Secretaries of State in the States of Delaware and Illinois, the Certificate of Incorporation of BAB (Delaware), as in effect immediately prior to the Domestication Merger, shall be the Certificate of Incorporation of the surviving entity unless and until thereafter changed or amended as provided therein or in accordance with applicable Law.

            (iii) After the Domestication Merger, the by-laws of BAB (Delaware), as in effect immediately prior to the Domestication Merger and as approved by Planet Zanett, shall be the by-laws of the surviving entity unless and until thereafter changed or amended as provided therein or in the Certificate of Incorporation of the surviving entity or by applicable Law.

            (iv) After the Domestication Merger, the directors of BAB immediately preceding the Domestication Merger shall become the directors of the surviving entity, to serve until the earlier of their death, resignation, removal or until their respective successors are duly elected and qualified. After the Domestication Merger, the officers of BAB immediately preceding the Domestication Merger shall become the officers of the surviving entity until the earlier of their death, resignation, removal or until their respective successors are duly elected and qualified.

      (b) (i) Upon the terms and subject to the conditions of this Agreement, at the Effective Time and in accordance with provisions of Section 252 of the DGCL and Title 7, Chapter 92A Section 100 of the NRS, Planet Zanett shall be merged with and into PZ Acquisition. Following the Merger, the separate and independent existence of Planet Zanett shall cease and PZ Acquisition shall continue as the surviving corporation (the "SURVIVING CORPORATION"),and shall be governed by the DGCL. The Merger shall have the effects specified in the DGCL.

            (ii) The closing of the transactions contemplated hereby shall take place at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, 260 S. Broad Street, Philadelphia, PA 19102 (the "CLOSING"), as soon as practicable after all of the conditions to the Closing set forth in Article 6 have been satisfied or waived, unless another date, time or place is agreed to in writing by the parties hereto. The date on which the Closing actually occurs is hereinafter referred to as the "CLOSING DATE."

            (iii) Simultaneously with the Closing, the parties hereto shall cause the Merger to be consummated by (i) filing a certificate of merger (the "CERTIFICATE OF MERGER"),in such form as is required by and executed in accordance with the relevant provisions of DGCL and NRS, and (ii) making all other filings or recordings required under DGCL and NRS. The Merger shall become effective at such time as the Certificate of Merger is duly filed with each of the Secretaries of State of the States of Delaware and Nevada (the date and time the Merger becomes effective being the "EFFECTIVE TIME").

            (iv) At the Effective Time, the Certificate of Incorporation of PZ Acquisition, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the

Surviving Corporation, unless and until thereafter changed or amended as provided therein or in accordance with applicable Law.

            (v) At the Effective Time, the by-laws of PZ Acquisition, Inc, as in effect immediately prior to the Effective Time, shall be the by-laws of the Surviving Corporation, unless and until thereafter changed or amended as provided therein or in the Certificate of Incorporation of the Surviving Corporation or by applicable Law.

            (vi) At the Effective Time, those persons set forth on Schedule 1.1(b)(vi) shall become the directors of the Surviving Corporation to serve until the earlier of their death, resignation, removal or until their respective successors are duly elected and qualified.

SECTION 1.2 Future Actions. If at any time after the Effective Time, BAB shall determine that any further deeds, assignments, conveyances, agreements, documents, instruments or assurances in law or any other things are necessary or desirable to vest, perfect, confirm or record in the Surviving Corporation the title to any property, rights, privileges, powers and franchises of Planet Zanett by reason of, or as a result of, the Merger, or otherwise to carry out the provisions of this Plan of Merger, the officers of Planet Zanett shall execute and deliver, upon BAB's request, any instruments or assurances, and do all other things necessary or proper to vest, perfect, confirm or record title to such property, rights, privileges, powers and franchises in the Surviving Corporation, and otherwise to carry out the provisions of this Agreement.

                                    ARTICLE 2
               CONVERSION OF SECURITIES OF THE CONSTITUENT PARTIES

SECTION 2.1 Effect on Securities. At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of PZ Acquisition, Inc.'s capital stock or Planet Zanett's capital stock:

            (a) Each issued and outstanding share of capital stock of PZ Acquisition shall not change.

            (b) Subject to the provisions of Section 2.2, the issued and outstanding common stock of Planet Zanett ("PLANET ZANETT COMMON STOCK") immediately prior to the Effective Time shall automatically by virtue of the Merger be converted into and exchanged for shares of BAB Common Stock, in the ratio of 219,892.95 shares of BAB Common Stock for each share of Planet Zanett Common Stock (the "MERGER CONSIDERATION" or the "MERGER STOCK").

SECTION 2.2 Exchange.

            (a) Within one (1) business day after the Effective Time and except as provided below, BAB shall cause to be delivered to each holder of record of Planet Zanett Common Stock a certificate evidencing the number of whole shares of BAB Common Stock to which such holder is entitled pursuant to Section 2.1(b). Until so issued, each outstanding share of Planet Zanett Common Stock will be deemed from and after the Effective Time, for all purposes, to evidence the ownership of the number of whole shares of BAB Common Stock into which such Planet Zanett Common Stock shall have been so converted pursuant to Sections 2.1(b). BAB shall hold back from the shares of BAB Common Stock delivered to the holders of Planet Zanett Common Stock, pro rata from each such holder, an aggregate of 382,482 shares of BAB Common Stock (the "ESCROWED SHARES"), which shall instead be delivered to Klehr, Harrison, Harvey, Branzburg & Ellers, LLP (the "ESCROW AGENT"). Upon the exercise of any one or more of the warrants to purchase 42,498 shares of BAB Common Stock at an exercise price of $19.20 which expire on November 27, 2000 (the "WARRANTS"), BAB shall notify the Escrow Agent and the Escrow Agent shall release, pro rata to each Planet Zanett stockholder, nine (9) shares of BAB Common Stock for each share of BAB Common Stock issued upon such exercise. Upon the expiration of any Warrant without exercise, BAB shall notify the Escrow Agent and the Escrow Agent shall return to BAB for cancellation nine (9) shares of BAB Common Stock for each share of BAB Common Stock purchasable under such Warrant as of the expiration date. Upon any such release or return, the Escrow Agent shall forward to BAB's transfer agent a certificate or certificates representing not less than the number of shares to be released or returned, together with instructions regarding the reissuance or cancellation, and the transfer agent shall be instructed by BAB to return to the Escrow Agent a certificate representing any residual shares.

            (b) Notwithstanding anything to the contrary in this Section 2.2, none of the Surviving Corporation, BAB or any party hereto shall be liable to any holder of Planet Zanett Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law.

            (c) All shares of BAB Common Stock issued upon the surrender for exchange of Planet Zanett Common Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such Planet Zanett Common Stock that were outstanding immediately prior to the Effective Time.

            (d) BAB or any agent designated by it shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Planet Zanett Common Stock such amounts as BAB or such agent is required to deduct and withhold with respect to the making of such payment under the United States Internal Revenue Code of 1986, as amended (the "CODE"), or any provision of state, local or foreign tax law. To the extent that amounts are so deducted and withheld by BAB or any agent designated by it, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Planet Zanett

Common Stock in respect of which such deduction and withholding was made by BAB or such agent.

            (e) Notwithstanding any provision of this Agreement to the contrary, neither certificates nor scrip for fractional shares of BAB Common Stock shall be issued in connection with the Merger, but in lieu thereof each holder of Planet Zanett Common Stock otherwise entitled to a fraction of a share of BAB Common Stock pursuant to the provisions of 2.1(b) shall receive one whole share of BAB Common Stock in respect of such fraction, if such fraction is one-half or more, and such right to receive a fraction of a share shall be cancelled if such fraction is less than one-half.

SECTION 2.3 Tax Consequences. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368 of the Code and the regulations promulgated thereunder. The parties hereto hereby adopt this Agreement as a plan of reorganization within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations with respect to the Merger.

                                    ARTICLE 3
                 REPRESENTATIONS AND WARRANTIES OF PLANET ZANETT

      As a material inducement to the BAB and PZ Acquisition (collectively, the "BAB ENTITIES") to enter into this Agreement and to consummate the transaction contemplated hereby, Planet Zanett hereby represents and warrants to the BAB Entities as of this date hereof and as of the Closing Date, each of which is relied upon by the BAB Entities regardless of any investigation made or in formation obtained by BAB (unless and to the extent specifically and expressly waived in writing by BAB on or before the Closing Date):

SECTION 3.1 Organization and Qualification; Subsidiaries.

            (a) Planet Zanett has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, and has the requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Planet Zanett is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failure to be so qualified or licensed and in good standing that could not reasonably be expected to have, individually or in the aggregate, a Planet Zanett Material Adverse Effect. For purposes of this Agreement, "PLANET ZANETT MATERIAL ADVERSE EFFECT" means any change, event or effect (i) in, on or relating to the business of Planet Zanett that is, or is reasonably likely to be, materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise) or results of operations of Planet Zanett, taken as a whole, other than any change or effect arising out of general economic conditions in the United States or (ii) that may prevent or materially delay the performance of this Agreement, the Transaction Documents or the related agreements by

Planet Zanett or the consummation by Planet Zanett of the transactions contemplated by this Agreement, the Transaction Documents or the related agreements (including the Merger and the Related Transactions). Planet Zanett does not have any subsidiaries.

            (b) Planet Zanett has delivered to BAB correct and complete copies of Planet Zanett's Certificate of Incorporation and Bylaws (the "PLANET ZANETT CHARTER DOCUMENTS"). The Planet Zanett Charter Documents are or will be at the Closing in full force and effect. Planet Zanett is not in violation of any of the provisions of the Planet Zanett Charter Documents.

SECTION 3.2 Capitalization of Planet Zanett. All of the issued and outstanding Planet Zanett Common Stock has been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. None of the issued and outstanding Planet Zanett Common Stock was issued in violation of the registration requirements of any federal or state securities laws. Except as set forth on Schedule 3.2(a) to this Agreement, or as contemplated in the related agreements, there are no outstanding (i) voting securities of Planet Zanett (ii) any securities of Planet Zanett that are convertible or exercisable into or exchangeable for voting securities of Planet Zanett, (iii) options to acquire from Planet Zanett, and no obligations of Planet Zanett to issue, any voting securities or securities convertible or exercisable into or exchangeable for Planet Zanett Common Stock or other voting securities of Planet Zanett, (iv) no equity equivalents, interests in the ownership or earnings of Planet Zanett or other similar rights (the items listed in subclauses (i), (ii), (iii) and (iv) of this sentence being referred to, collectively, as "PLANET ZANETT SECURITIES") nor (v) obligations of Planet Zanett to repurchase, redeem or otherwise acquire any Planet Zanett Securities. Except as set forth on Schedule 3.2 to this Agreement, there are no voting trusts or other agreements or understandings to which Planet Zanett is a party or by which it is bound relating to the voting or registration of any Planet Zanett Common Stock.

SECTION 3.3 Authority Relative to this Agreement; Board Action.

            (a) Planet Zanett has all necessary power and authority to execute and deliver this Agreement, the Transaction Documents and the related agreements to which it is a party and the Related Transactions (including the Merger), and to perform its obligations under this Agreement, the Transaction Documents and the related agreements to which it is a party. The execution and delivery by Planet Zanett of this Agreement, the Transaction Documents and the related agreements to which it is a party and the consummation by Planet Zanett of the transactions contemplated by this Agreement, the Transaction Documents and the related agreements to which it is a party have been duly authorized and approved by the board of directors of Planet Zanett (the "PLANET ZANETT BOARD") and Planet Zanett's stockholders, and no other proceedings on the part of Planet Zanett are, or will be, necessary to authorize this Agreement, the Transaction Documents and the related agreements to which it is a party or to consummate the transactions contemplated by this Agreement, the Transaction Documents or the related agreements to which it is a party. This Agreement, each of the Transaction Documents and the related agreements to which Planet Zanett is a party have been, or will be at the Closing, assuming the due authorization, execution and delivery of the same by each of the other parties hereto or thereto, duly and validly executed and delivered by Planet Zanett and constitutes, or will constitute at the Closing, a valid, legal and binding agreement of Planet Zanett, enforceable against Planet Zanett in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

            (b) The Planet Zanett Board, by resolutions duly adopted at a meeting duly called and held and not subsequently rescinded or modified in any way, has duly (i) determined that this Agreement and the Merger are in the best interests of Planet Zanett and its stockholders (the "PLANET ZANETT STOCKHOLDERS"), (ii) approved and adopted this Agreement and the Merger, and
(iii) unanimously recommended that the Planet Zanett Stockholders approve and adopt this Agreement and the Merger.

            (c) The Planet Zanett Stockholders, by resolutions duly adopted and a meeting duly called and held and not subsequently rescinded or modified in any way, have unanimously approved and adopted this Agreement and the Merger.

SECTION 3.4 Financial Statements.

            (a) For purposes of this Agreement: (i) "PLANET ZANETT FINANCIAL STATEMENTS" shall mean the audited balance sheet of Planet Zanett, dated as of December 31, 1999, and the related income statement for the year then ended, and
(ii) "PLANET ZANETT INTERIM FINANCIAL STATEMENTS" shall mean the unaudited balance sheet of Planet Zanett as of March 31, 2000, and the related income statement for the three months ended on March 31, 2000. Planet Zanett has delivered to BAB correct and complete copies of the Planet Zanett Financial Statements and the Planet Zanett Interim Financial Statements.

            (b) The Planet Zanett Financial Statements (i) have been prepared from the books and records of Planet Zanett in accordance with GAAP, and (ii) fairly present in all material respects the financial position of Planet Zanett as of December 31, 1999, and the results of its operations for the fiscal year then ended, respectively. The Planet Zanett Interim Financial Statements (i) have been prepared from the books and records of Planet Zanett in accordance with GAAP on a basis consistent with Planet Zanett's historical practices, and
(ii) fairly present in all material respects the financial position of Planet Zanett as of March 31, 2000, and the results of its operations for the three months then ended; provided, however, the Planet Zanett Interim Financial Statements (x) are subject to normal year-end adjustments, and (y) do not include footnotes.

SECTION 3.5 Information Supplied. None of the written information supplied or to be supplied by Planet Zanett for inclusion in the Proxy Statement (the "PLANET ZANETT PROXY INFORMATION"), will, on the date first mailed to the BAB Stockholders and at the time of the BAB Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, Planet Zanett makes no representation or warranty with respect to any information supplied by any of the BAB Entities which is contained or incorporated by reference in, or furnished in connection with the preparation of, the Proxy Statement.

SECTION 3.6 Consents and Approvals; No Violations.

            (a) Except as set forth on Schedule 3.6(a) to this Agreement, no filing, registration or submission with or notice to, and no permit, authorization, consent or approval of or with (collectively, "FILINGS AND APPROVALS"), any Governmental Entity is, or will be, necessary for the execution and delivery by Planet Zanett of this Agreement, the Transaction Documents or the related agreements to which Planet Zanett is a party or the consummation by Planet Zanett of the transactions contemplated by this Agreement, the Transaction Documents or the related agreements to which it is a party (including the Merger), except (i) Filings and Approvals to, of or with the Securities and Exchange Commission ("SEC") and any other regulatory, self-regulatory and trade agencies, boards, commissions, organizations, departments and entities (the "REGULATORY AGENCIES"), (ii) the filing of the Certificate of Merger with the Secretaries of State of the States of Delaware and Nevada, and
(iii) Filings and Approvals that, if not made or obtained, could not reasonably be expected to have, individually or in the aggregate, a Planet Zanett Material Adverse Effect.

            (b) Except as set forth on Schedule 3.6(b) to this Agreement, no consent or approval of any third party is, or will be, necessary for the execution and delivery by Planet Zanett of this Agreement, the Transaction Documents, or the related agreements to which Planet Zanett is a party or the consummation by Planet Zanett of the transactions contemplated by this Agreement, the Transaction Documents or the related agreements to which it is a party (including the Merger).

            (c) Except as set forth on Schedule 3.6(c) to this Agreement, neither the execution, delivery and performance by Planet Zanett of this Agreement, the Transaction Documents or the related agreements to which Planet Zanett is a party, nor the consummation by Planet Zanett of the transactions contemplated by this Agreement, the Transaction Documents or the related agreements to which it is a party (including the Merger) will (i) conflict with or result in any breach of any provision of the Planet Zanett Charter Documents or the organizational documents of the Subsidiary of Planet Zanett, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Planet Zanett is a party or by which its properties or assets are bound, or (iii) assuming that all Filings and Approvals have been made or obtained, violate any Law or any Governmental Order applicable to Planet Zanett or its properties or assets, except in the case of clauses (ii) or (iii) for violations, breaches or defaults which could not reasonably be expected to have, individually or in the aggregate, a Planet Zanett Material Adverse Effect.

SECTION 3.7 No Default. Except as set forth on Schedule 3.7 to this Agreement, Planet Zanett is not in default or violation (and no event has occurred which with due notice or the lapse of time or both would constitute a default or violation) of any term, condition or provision of (i) the Planet Zanett Charter Documents, (ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Planet Zanett is a party or by which any of their respective properties or assets are bound, or (iii) any Governmental Order applicable to Planet Zanett or any of its properties or assets, except in the case of clauses (ii) or (iii) for violations, breaches or defaults that could not reasonably be expected to have, individually or in the aggregate, a Planet Zanett Material Adverse Effect.

SECTION 3.8 No Undisclosed Liabilities; Absence of Changes.

            (a) Except as set forth on Schedule 3.8(a) to this Agreement, and except as reflected in, reserved against or otherwise described in the balance sheet included in the Planet Zanett Financial Statements (including the notes thereto), as of December 31, 1999, Planet Zanett does not have any liabilities or obligations of any nature, whether accrued, contingent or otherwise, and whether due or to become due or asserted or unasserted, which would be required by GAAP to be reflected in, reserved against or otherwise described in the balance sheet of Planet Zanett (including the notes thereto) as of such date, except for liabilities and obligations that could not reasonably be expected to have, individually or in the aggregate, a Planet Zanett Material Adverse Effect.

            (b) Except as disclosed by Planet Zanett on Schedule 3.8(b) to this Agreement, since January 1, 2000, the business of Planet Zanett has been carried on only in the ordinary course and in a manner consistent with past practice, Planet Zanett has not incurred any liabilities or obligations of any nature, whether accrued, contingent or otherwise, and whether due or to become due or asserted or unasserted, except in the ordinary course of business and in a manner consistent with past practice, none of which could reasonably be likely to have, individually or in the aggregate, a Planet Zanett Material Adverse Effect, and there has not been any event, condition or occurrence that, individually or in the aggregate, has resulted or which could reasonably be expected to result in, a Planet Zanett Material Adverse Effect. Except as disclosed on Schedule 3.8(b) to this Agreement, since January 1, 2000, there has not been (i) any material change by Planet Zanett in its accounting methods, principles or practices, (ii) any declaration, setting aside or payment of any dividend or distribution in respect of Planet Zanett Common Stock or any redemption, purchase or other acquisition of any of Planet Zanett Common Stock, or (iii) any increase in the compensation or benefits or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, option (including, without limitation, the granting of options, performance awards, restricted unit awards or similar awards), common stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable, or Planet Zanett's obligations in respect of any program or arrangement for, officers or other key employees of Planet Zanett.

SECTION 3.9 No Litigation. Except as disclosed on Schedule 3.9 to this Agreement, there is no suit, claim, action, investigation, litigation, arbitration or other proceeding ("PROCEEDING"), pending or, to the Knowledge of Planet Zanett, threatened against Planet Zanett or any of their respective properties or assets which (a) if adversely determined, could reasonably be expected to have, individually or in the aggregate, a Planet Zanett Material Adverse Effect, or (b) questions the validity of this Agreement, any Transaction Document or any Related Agreement to which Planet Zanett is a party or any action to be taken by Planet Zanett in connection with the consummation of the transactions contemplated by this Agreement, the Transaction Documents or the related agreements to which Planet Zanett is a party (including the Merger) or could otherwise prevent, delay, make illegal or otherwise interfere with the consummation of such transactions. Except as disclosed on Schedule 3.9 to this Agreement, Planet Zanett is not subject to any outstanding Governmental Order which could reasonably be expected to have a Planet Zanett Material Adverse Effect.

SECTION 3.10 Compliance with Applicable Law.

            (a) Except as disclosed on Schedule 3.10(a) to this Agreement, Planet Zanett has made or has obtained and holds all registrations, filings, submissions, certificates, determinations, permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities (collectively, "PERMITS"), necessary for the lawful conduct of their respective businesses, except where the failure to make, obtain or hold any such Permit would not have, individually or in the aggregate, a Planet Zanett Material Adverse Effect. Except as disclosed on Schedule 3.10(a) to this Agreement, (i) the Permits of Planet Zanett are valid and in full force and effect, (ii) Planet Zanett is not in default under, and no condition exists that with notice or lapse of time or both would constitute a default under, such Permits, and (iii) none of such Permits will be terminated or impaired or become terminable, in whole or in part, as a result of the transactions contemplated by this Agreement, the Transaction Documents or the related agreements to which Planet Zanett is a party, except in the case of clauses (i), (ii) and (iii) for Permits, the failure of which to be valid or in full force and effect or of Planet Zanett to hold could not reasonably be expected to have, individually or in the aggregate, a Planet Zanett Material Adverse Effect.

            (b) Except as disclosed on Schedule 3.10(b) to this Agreement, the businesses of Planet Zanett has not been conducted in violation of any Law, except for violations or possible violations which could not reasonably be expected to have, individually or in the aggregate, a Planet Zanett Material Adverse Effect. Except as disclosed on Schedule 3.10(b) to this Agreement, no material investigation or review by any Governmental Entity with respect to Planet Zanett is pending or, to the Knowledge of Planet Zanett, threatened, nor, to the Knowledge of Planet Zanett, has any Governmental Entity indicated an intention to conduct the same.

SECTION 3.11 Employee Benefits and ERISA.

            (a) Schedule 3.11(a) to this Agreement contains a true and complete list of each material employee benefit plan, policy, program, practice, agreement, understanding, arrangement or commitment (whether written or unwritten) providing compensation, benefits or perquisites of any kind to any current or former officer, employee or consultant (or to any dependent or beneficiary thereof) of Planet Zanett, which are now, or were within the past six years, maintained by, contributed to, by or with respect to which an obligation to contribute exists or existed on the part of any of Planet Zanett, its predecessors, or any other trade or business (whether or not incorporated) which, together with Planet Zanett, is treated as a single employer under Section 414 of the Code (such other trades or businesses, collectively, the "COMMONLY CONTROLLED PLANET ZANETT ENTITIES") or with respect to which Planet Zanett or any Commonly Controlled Planet Zanett Entity has or may have any material liability (including, without limitation, a liability arising out of an indemnification, guarantee, hold harmless or similar agreement) including, without limitation, all material employment or consulting agreements, incentive, bonus, deferred compensation, pension, profit sharing, vacation, holiday, cafeteria, medical, disability, stock purchase, stock option, stock appreciation, phantom stock, restricted stock or other stock based compensation plans, policies, programs, practices or arrangements and any "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), whether or not subject to ERISA (each, a "PLANET ZANETT PLAN" and together, the "PLANET ZANETT PLANS"). (b) With respect to each Planet Zanett Plan, Planet Zanett has delivered or made available to BAB, to the extent applicable: (i) a current, correct and complete copy of each written plan document (including without limitation, any employment agreement, employment policies and procedures and plan instrument, and any amendments thereto) or, to the extent no such written plan document exists, an accurate written description thereof; (ii) any related trust agreement or other funding instrument; (iii) the most recent determination letter with respect to any Planet Zanett Plan intended to be qualified under Section 401(a) of the Code; (iv) any summary plan description, summary of material modifications or other material written communication from Planet Zanett to its employees concerning the extent of the benefits provided under any Planet Zanett Plan; and (v) for the three most recent years (A) the Form 5500 and attached schedules, (B) unaudited financial statements and (C) actuarial valuation reports.

            (b) Each Planet Zanett Plan has been established and maintained, in form and operation, in all material respects (A) in accordance with its terms, and (B) in compliance with the applicable provisions of ERISA, the Code and other applicable Laws, rules and regulations; (ii) each Planet Zanett Plan that is intended to be qualified within the meaning of Section 401(a) of the Code has received a favorable determination letter as to its qualification, and, to the Knowledge of Planet Zanett, nothing has occurred, whether by action or failure to act, that would reasonably be expected to cause such determination letter to be revoked.

            (c) Except as set forth on Schedule 3.11(c), no Planet Zanett Plan provides for benefits, including, without limitation, medical or health benefits (through insurance or otherwise), or provides for the continuation of such benefits or coverage for any participant or any dependent or beneficiary of any participant, after such participant's retirement or other termination of employment (except (i) as may be required by applicable Law, (ii) retirement or death benefits under any employee pension plan, (iii) disability benefits under any employee welfare plan that have been fully provided for by insurance or otherwise, (iv) deferred compensation benefits accrued as liabilities on the books of Planet Zanett; or (v) benefits in the nature of severance pay).

            (d) For each Planet Zanett Plan with respect to which a Form 5500 has been filed, no change has occurred with respect to the matters covered by the most recent Form 5500 since the date thereof other than any such change as would not be reasonably likely to result in a material liability to Planet Zanett.

            (e) Except as disclosed on Schedule 3.11(e) to this Agreement, with respect to each Planet Zanett Plan that is subject to Title IV of ERISA:

                  (i) no such Planet Zanett Plan has been terminated so as to result, directly or indirectly, in any material liability, contingent or otherwise, of Planet Zanett or any Commonly Controlled Planet Zanett Entity;

                  (ii) no complete or partial withdrawal from such Planet Zanett Plan has been made by Planet Zanett or any Commonly Controlled Planet Zanett Entity, or by any other Person, so as to result in a material liability to Planet Zanett or any Commonly Controlled Planet Zanett Entity, whether such liability is contingent or otherwise;

                  (iii) no proceeding has been initiated by any Person (including the PBGC) to terminate any such Planet Zanett Plan or to appoint a trustee for any such Planet Zanett Plan;

                  (iv) no condition or event currently exists or currently is expected to occur that would reasonably be expected to result, directly or indirectly, in any material liability of Planet Zanett or any Commonly Controlled Planet Zanett Entity under Title IV of ERISA, whether to the Pension Benefit Guaranty Corporation ("PBGC") or otherwise, on account of the termination of any such Planet Zanett Plan;

                  (v) if any such Planet Zanett Plan were to be terminated as of the Closing Date, neither Planet Zanett nor any Commonly Controlled Planet Zanett Entity would incur, directly or indirectly, any material liability under Title IV of ERISA;

                  (vi) no "reportable event" (as defined in section 4043 of ERISA) has occurred with respect to any such Planet Zanett Plan; and

                  (vii) no such Planet Zanett Plan has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code, respectively), whether or not waived.

            (f) Except as disclosed on Schedule 3.11(f) to this Agreement, with respect to any Planet Zanett Plan that is a multi-employer plan (within the meaning of Section 3(37) of ERISA): (i) neither Planet Zanett nor any Commonly Controlled Planet Zanett Entity would be subject to any withdrawal liability if, as of the Closing Date, Planet Zanett or any Commonly Controlled Planet Zanett Entity were to engage in a complete withdrawal (as defined in Section 4203 of ERISA) or partial withdrawal (as defined in Section 4205 of ERISA) from any such multi- employer plan; and (ii) no such multi-employer plan is in reorganization or insolvent (as those terms are defined in Sections 4241 and 4245 of ERISA, respectively).

            (g) Except as disclosed on Schedule 3.11(g) to this Agreement or as would not be reasonably likely to result in a material liability to Planet Zanett, with respect to any Planet Zanett Plan that is not a multi- employer plan (within the meaning of Section 3(37) of ERISA): (i) no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the Knowledge of Planet Zanett, threatened; (ii) no facts or circumstances exist that could give rise to any such actions, suits or claims; and (iii) no written or oral communication has been received from the PBGC in respect of any Planet Zanett Plan subject to Title IV of ERISA concerning the funded status of any such Planet Zanett Plan or any transfer of assets and liabilities from any such plan in connection with the transactions contemplated herein.

            (h) Except as disclosed on Schedule 3.11(h) to this Agreement, neither Planet Zanett nor any Commonly Controlled Planet Zanett Entity has agreed to or communicated to employees any changes to any Planet Zanett Plan that would: (i) cause an increase in benefits or create new benefits under any Planet Zanett Plan; or (ii) change any employee coverage so as to cause an increase in the expense of maintaining any such Planet Zanett Plan.

            (i) Except as disclosed on Schedule 3.11(i) to this Agreement, the consummation of the transactions contemplated hereby will not result in: (a) any payment (including, without limitation, any severance, unemployment compensation, golden parachute or bonus payment) becoming due to any current or former director, officer, employee or consultant of Planet Zanett or any of its Affiliates; (b) any increase in the amount of compensation or benefits payable in respect of any current or former director, officer, employee or consultant of Planet Zanett or any of its Affiliates; or (c) the acceleration of vesting or time of payment of any benefits or compensation payable in respect of any current or former director, officer, employee or consultant of Planet Zanett or any of its Affiliates, and the transactions contemplated by this Agreement will not result in any payment or series of payments constituting a "parachute payment" within the meaning of Section 280G of the Code.

            (j) Except as disclosed on Schedule 3.11(j) to this Agreement, neither Planet Zanett nor any Commonly Controlled Planet Zanett Entity has engaged in or participated in any transaction, whether or not related to a Planet Zanett Plan, that could, directly or indirectly, result in any tax, penalty or liability imposed by ERISA or the Code including, without limitation, any excise tax under Section 4975 of the Code or any civil penalty under Section 409 or 502 of ERISA, that, alone or together with any other such tax or penalty, could have a Planet Zanett Material Adverse Effect.

            (k) Neither Planet Zanett nor any affiliate thereof (as defined in Part V(d) of Department of Labor Prohibited Transaction Class Exemption 84-14) (the "QPAM EXEMPTION"), nor any owner, direct or indirect, of a 5 percent or more interest in Planet Zanett, is a Person who has engaged in any act described in Part I(g) of the QPAM Exemption.

            (l) Except as disclosed on Schedule 3.11(l) to this Agreement, Planet Zanett is not a party to any collective bargaining or other labor union contract applicable to employees of Planet Zanett, and no collective bargaining agreement or other labor union contract is being negotiated by Planet Zanett. As of the date of this Agreement, there is no labor dispute, strike or work stoppage against Planet Zanett pending or threatened in writing which will materially interfere with the business activities of Planet Zanett. As of the date of this Agreement, none among Planet Zanett, its representatives or employees has committed within the past five years any unfair labor practices in connection with the operation of the business of Planet Zanett, and there is no charge or complaint against Planet Zanett by the National Labor Relations Board or any comparable state or foreign agency pending or, to the Knowledge of Planet Zanett, threatened in writing.

            (m) Except as disclosed on Schedule 3.11(m) to this Agreement, as of the Effective Time, Planet Zanett has not incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act, as it may be amended from time to time, and, to the Knowledge of Planet Zanett, within the 90-day period immediately following the Effective Time will not incur any such liability or obligation if, during such 90-day period, only terminations of employment in the normal course of operations occur.

SECTION 3.12 Environmental Laws and Regulations.

            (a) Except as disclosed on Schedule 3.12(a) to this Agreement, (i) Planet Zanett is in compliance, in all material respects, with all applicable Laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) (collectively, "ENVIRONMENTAL LAWS"), which compliance includes, but is not limited to, the possession by Planet Zanett of all material Permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) Planet Zanett has not received written notice of, or, to the Knowledge of Planet Zanett, is the subject of, any material action, cause of action, claim, investigation, demand or notice by any Person or entity alleging liability under or non-compliance with any Environmental Law (an "ENVIRONMENTAL CLAIM"); and (iii) to the Knowledge of Planet Zanett, there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future.

            (b) Except as disclosed on Schedule 3.12(b) to this Agreement, to the Knowledge of Planet Zanett, there are no material Environmental Claims that are pending or threatened against any Person whose liability for any Environmental Claim Planet Zanett has or may have retained or assumed either contractually or by operation of Law.

SECTION 3.13 Tax Matters.

            (a) Planet Zanett has timely and accurately filed, or caused to be timely and accurately filed, all material Tax Returns (as hereinafter defined) required to be filed and has paid, collected or withheld, or caused to be paid, collected or withheld, all material amounts of Taxes (as hereinafter defined) required to be paid, collected or withheld, other than such Taxes for which adequate reserves have been established or which are being contested in good faith. Except as set forth on Schedule 3.13(a) to this Agreement, there are no material claims or assessments pending against Planet Zanett for any alleged deficiency in any Tax, there are no pending or, to the Knowledge of Planet Zanett, threatened audits or investigations for or relating to any liability in respect of any Taxes, and Planet Zanett has not been notified in writing of any proposed Tax claims or assessments against Planet Zanett (other than claims or assessments for which adequate reserves have been established or which are being contested in good faith or are immaterial in amount).

            (b) For purposes of this Agreement, the term "TAXES" shall mean any United States or non-United States federal, national, state, provincial, local or other jurisdictional income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, alternative or add-on minimum, ad valorem, transfer or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge imposed by any Governmental Entity, together with any interest or penalty imposed thereon. The term "TAX RETURNS" shall mean a report, return or other information (including any attached schedules or any amendments to such report, return or other information) required to be supplied to or filed with a Governmental Entity with respect to any Tax, including an information return, claim for refund, amended return or declaration or estimated Tax.

            (c) Except as set forth on Schedule 3.13(c) to this Agreement, Planet Zanett is not liable for Taxes of any other Person, or is currently under any contractual obligation to indemnify any Person with respect to Taxes (except for customary agreements to indemnify lenders or security holders in respect of Taxes other than income Taxes), or is a party to any Tax sharing agreement or any other agreement providing for payments by Planet Zanett with respect to Taxes. Except as set forth on Schedule 3.13(c) to this Agreement, there are no outstanding powers of attorney enabling any party to represent Planet Zanett with respect to Tax matters. Planet Zanett has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third Person. All material elections with respect to Taxes made by Planet Zanett as of the date hereof are set forth on Schedule 3.13(c) to this Agreement. There are no private letter rulings in respect of any Tax pending between Planet Zanett and any Tax authority. Planet Zanett is not a personal holding company within the meaning of Section 542 of the Code. Planet Zanett is not a party to any joint venture, partnership or other arrangement or contract which could be treated as a partnership for Tax purposes. Planet Zanett has not agreed to nor is required, as a result of a change in method of accounting or otherwise, to include any adjustment under Section 481 of the Code (or any corresponding provision of state, local or foreign Law) in taxable income. Planet Zanett is not a party to any contract, arrangement or plan that could result (taking into account the transactions contemplated by this Agreement and the related agreements), separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code. Schedule 3.13(c) to this Agreement contains a list of all jurisdictions to which any Tax is properly payable or in which any Tax Return is required to be filed by Planet Zanett, and no written claim has ever been made by any Tax authority in any other jurisdiction that Planet Zanett is subject to taxation in such jurisdiction.

SECTION 3.14 Material Contracts.

            (a) Set forth on Schedule 3.14(a) to this Agreement is a correct and complete list of each of the following contracts and agreements (and all amendments, modifications and supplements thereto and all related letters to which Planet Zanett is a party affecting the obligations of any party thereunder) to which Planet Zanett is a party or by which any of their respective properties or assets are bound, correct and complete copies of which have been delivered to BAB: (i) each employment, consulting, non-competition, severance, golden parachute or indemnification contract (including, without limitation, any contract to which Planet Zanett is a party involving employees of Planet Zanett) which contemplates payments equal to or in excess of $30,000 per year; (ii) each agreement under which Planet Zanett has a continuing obligation to provide financial advisory or other consulting services; (iii) contracts granting a right of first refusal or first negotiation; (iv) each partnership or joint venture agreement; (v) each agreement for the acquisition, sale, lease or license of properties or assets of Planet Zanett or by Planet Zanett or (by merger, purchase or sale of assets or stock or otherwise), including commitments to make an investment by Planet Zanett, in which the aggregate amount to be paid or received by Planet Zanett is equal to or in excess of $5,000; (vi) each contract or agreement with any Governmental Entity;
(vii) each agreement relating to indebtedness of Planet Zanett or guarantees of indebtedness by Planet Zanett in excess of $5,000; (viii) each non competition, exclusivity or other agreement restricting the ability of Planet Zanett to hire any Person or operate its business as now, or contemplated to be, conducted, except for any such agreement which could not reasonably be expected to have a Planet Zanett Material Adverse Effect; (ix) each agreement between Planet Zanett and any of their respective officers, directors, holders of 5% of the outstanding Planet Zanett Common Stock or other Affiliates of Planet Zanett; (x) each contract or agreement that contains a "change of control" provision; (xi) any agreement which encumbers or places a Lien on any assets of Planet Zanett; and (xii) all commitments and agreements to enter into any of the foregoing (collectively, the "PLANET ZANETT MATERIAL CONTRACTS").

            (b) Except as set forth on Schedule 3.14(b) to this Agreement:

                  (i) Each Planet Zanett Material Contract is in full force and effect and there is no default under any Planet Zanett Material Contract either by Planet Zanett or, to the Knowledge of Planet Zanett, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by Planet Zanett or, to the Knowledge of Planet Zanett, any other party, in any such case in which such default or event could reasonably be expected to have, individually or in the aggregate, a Planet Zanett Material Adverse Effect.

                  (ii) No party to any such Planet Zanett Material Contract has given notice to Planet Zanett of or made a claim against Planet Zanett with respect to any breach or default thereunder, in any such case in which such breach or default could reasonably be expected to have a Planet Zanett Material Adverse Effect.

SECTION 3.15 Title to Properties; Encumbrances. Schedule 3.15 to this Agreement contains a complete and accurate list of all real property, leaseholds or other interests in real property owned or used by Planet Zanett. Planet Zanett has delivered or made available to BAB correct and complete copies of the leases or other agreements to which Planet Zanett is party and pursuant to which it uses or occupies any real property. Except as set forth in Schedule 3.15 to this Agreement, Planet Zanett has good title to all of the properties and assets, real and personal, tangible and intangible, they own or purport to own, including those reflected on their respective books and records and in the Planet Zanett Financial Statements and the Planet Zanett Interim Financial Statements (except for accounts receivable collected and materials and supplies disposed of in the ordinary course of business consistent with past practice after the date of the Planet Zanett Financial Statements and the Planet Zanett Interim Financial Statements). To its Knowledge, Planet Zanett has a valid leasehold, license or other interest in all of the other properties and assets, tangible or intangible, which are used in the operation of their respective businesses. Except as set forth in Schedule 3.15 to this Agreement, all properties and assets owned, leased or used by Planet Zanett are free and clear of all Liens, except for (a) Liens for current Taxes not yet due, (b) workmen's, common carrier and other similar Liens arising in the ordinary course of business, none of which materially detracts from the value or materially impairs the use of the property or asset subject thereto, or materially impairs the operations of Planet Zanett, (c) Liens disclosed in the Planet Zanett Financial Statements, and (d) such imperfections of title and other Liens, if any, which do not individually or in the aggregate materially interfere with the value or the use of such properties or assets or otherwise could not reasonably be expected to have, individually or in the aggregate, a Planet Zanett Material Adverse Effect.

SECTION 3.16 Intellectual Property. Except as disclosed on Schedule 3.16 to this Agreement, Planet Zanett owns or is licensed or otherwise has legally enforceable rights to use all patents, copyrights, trademarks, service marks and trade names, including any registrations or applications for registration of any of the foregoing trade secrets, know-how, computer software programs and applications, internet domain names, and proprietary information and materials (collectively, "INTELLECTUAL PROPERTY"), used or otherwise material to the operation of the business of Planet Zanett as presently conducted. To the Knowledge of Planet Zanett, the use of the Intellectual Property by Planet Zanett does not infringe upon or otherwise violate any material Intellectual Property rights of third parties. To the Knowledge of Planet Zanett, no third party, including any employee, former employee, independent contractor or consultant, is infringing upon or otherwise violating the rights of Planet Zanett in the Intellectual Property that, individually or in the aggregate, would reasonably be expected to have a Planet Zanett Material Adverse Effect. Except as disclosed on Schedule 4.16, or as would not reasonably be expected, individually or in the aggregate, to have a Planet Zanett Material Adverse Effect, no claims (i) are currently pending or, to the Knowledge of Planet Zanett, threatened with respect to the Intellectual Property of Planet Zanett, or (ii) are, to the Knowledge of Planet Zanett, currently pending or threatened with respect to the Intellectual Property rights of a third party to the extent arising out of any use, reproduction or distribution of the Intellectual Property of such third party by Planet Zanett.

SECTION 3.17 Condition and Sufficiency of Assets. Except as disclosed on
Schedule 3.17 to this Agreement, all of the properties and assets owned, leased or used by Planet Zanett is in good operating condition and repair (normal wear and tear excepted), are suitable for the purposes used and are adequate and sufficient for all current operations of Planet Zanett. Following the Effective Time, the Surviving Corporation will be able to conduct the business of Planet Zanett as it was conducted prior thereto.

SECTION 3.18 Investment Securities. Schedule 3.18 to this Agreement sets forth a complete and correct list of all securities (including warrants) beneficially owned by Planet Zanett on the date hereof, and the percentage interests in the issuers thereof represented thereby. To Planet Zanett's Knowledge, it has good and marketable title to all such securities (except securities sold under repurchase agreements (which are indicated as such on Schedule 3.18) or held in any fiduciary or agency capacity (which are indicated as such on Schedule 3.18)), free and clear of any Lien, except to the extent such securities are pledged in the ordinary course of business consistent with prudent business practices to secure obligations of Planet Zanett. Such securities are valued on the books of Planet Zanett in accordance with GAAP.

SECTION 3.19 Brokers. Except as set forth on Schedule 3.19 to this Agreement, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the other transactions contemplated by this Agreement, the Transaction Documents or the related agreements (including the Related Transactions) based upon arrangements made by or on behalf of Planet Zanett or any of its Affiliates.

SECTION 3.20 Transactions with Affiliates. Except as set forth on Schedule 3.20 to this Agreement, since January 1, 2000, no stockholder, officer, director or Affiliate of Planet Zanett has entered into any transaction with or is a party to any contract with Planet Zanett. Except as set forth in Schedule 3.20, no stockholder, officer, director or Affiliate of Planet Zanett owns any direct or indirect interest of any kind in, or controls or is a member, stockholder, director, officer, employee or partner of, or consultant to, or lender or borrower from or has the right to participate in the profits of, any Person which is a competitor, client, landlord, tenant, creditor or debtor of Planet Zanett.

SECTION 3.21 Insurance. Schedule 3.21 to this Agreement sets forth a list of all policies or binders of fire, liability, workmen's compensation or other insurance held by or on behalf of Planet Zanett (specifying the insurer, the policy number or covering note number with respect to binders). Correct and complete copies of such policies or binders have been delivered or made available to BAB. To its Knowledge, Planet Zanett (i) is not in default with respect to any material provision contained in any such policy or binder, and
(ii) has not received a notice of cancellation or non- renewal of any such policy or binder. All of such insurance is in full force and effect and all premiums due and payable thereon have been paid.

SECTION 3.22 Books and Records. All constituent documents, business licenses, minute books, certificate books, transfer ledgers and other records of Planet Zanett (collectively, the "PLANET ZANETT RECORDS") have been maintained in accordance with reasonable business practices, GAAP and applicable legal requirements. Planet Zanett Records are complete and correct in all material respects and contain all material matters required to be reflected in such Planet Zanett Records.

SECTION 3.23 Disclosure. The representations and warranties by Planet Zanett contained in this Agreement and in any Schedule or certificate furnished or to be furnished by it pursuant hereto do not contain or will not, as of the Closing Date, contain any untrue statement of a material fact, and do not omit or will not, as of the Closing Date, omit to state any fact required to be stated therein or necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 3.23 or elsewhere in this Agreement or in any Schedule or certificate furnished or to be furnished as aforesaid pursuant hereto shall not be affected or deemed waived by reason of the fact that the BAB Entities or their representatives know or should have known that any such representation or warranty is or might be inaccurate in any respect.

SECTION 3.24 Stockholders of Planet Zanett. Planet Zanett has two (2) stockholders and each stockholder is an "accredited" investor within the meaning of Rule 501 under the Securities Act.

SECTION 3.25 Not an Investment Company, Investment Adviser or Broker/Dealer. Planet Zanett is not an investment company required to be registered under the Investment Company Act, an investment adviser required to be registered under the Investment Advisers Act of 1940 or a broker/dealer required to be registered under the Exchange Act.

                                    ARTICLE 4
               REPRESENTATIONS AND WARRANTIES OF THE BAB ENTITIES

      As a material inducement to Planet Zanett to enter into this Agreement and to consummate the transaction contemplated hereby, the BAB Entities, jointly and severally, hereby represent and warrant to Planet Zanett as of this date hereof and as of the Closing Date, each of which is relied upon by Planet Zanett regardless of any investigation made or in formation obtained by Planet Zanett (unless and to the extent specifically and expressly waived in writing by Planet Zanett on or before the Closing Date):

SECTION 4.1 Organization and Qualification; Subsidiaries.

            (a) BAB and each Subsidiary of BAB has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, and has the requisite corporate or other power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. BAB and each

Subsidiary of BAB is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that could not reasonably be expected to have, individually or in the aggregate, a BAB Material Adverse Effect. For purposes of this Agreement, a "BAB MATERIAL ADVERSE EFFECT" means any change, event or effect (i) in, on or relating to the business of BAB and the Subsidiaries of BAB that is, or is reasonably likely to be, materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise) or results of operations of BAB and its Subsidiaries taken as a whole, other than any change or effect arising out of general economic conditions in the United States; or (ii) that may prevent or materially delay performance of this Agreement, the Transaction Documents or the related agreements by any of the BAB Entities or the consummation by any of the BAB Entities of the transactions contemplated by this Agreement, the Transaction Documents or the related agreements (including the Merger and the Related Transactions). Schedule 4.1(a) to this Agreement sets forth a complete and accurate list of each Subsidiary of BAB, the jurisdiction of incorporation or organization of each such Subsidiary and each jurisdiction where each such Subsidiary is qualified or licensed to do business. Neither BAB nor any Subsidiary of BAB is a general partner in any partnership, except as set forth on Schedule 4.1(a).

            (b) The copies of BAB's Articles of Incorporation, as amended, and By-laws (collectively, the "BAB CHARTER DOCUMENTS") that are incorporated as Exhibits to BAB's Annual Report on Form 10-KSB for the year ended November 28, 1999, and the Certificate of Incorporation and By-laws or comparable organizational documents of PZ Acquisition and each other Subsidiary of BAB in the forms delivered to Planet Zanett, are complete and correct copies thereof. The BAB Charter Documents and all comparable organizational documents of each Subsidiary of BAB are in full force and effect. BAB is not in violation of any of the provisions of the BAB Charter Documents and no Subsidiary of BAB is in violation of its organizational documents.

SECTION 4.2 Capitalization of BAB and its Subsidiaries.

            (a) The authorized capital stock of BAB consists of (i) 20,000,000 shares of common stock, no par value (the "BAB Common Stock") of which 2,237,557 shares are issued and outstanding, and (ii) 3,880,000 shares of preferred stock, no par value, of which no shares are issued or outstanding. All of the issued and outstanding shares of BAB Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. None of the issued and outstanding shares of BAB Common Stock were issued in violation of the registration requirements of any federal or state securities laws. The shares of BAB Common Stock that will be issued as a result of the Merger and the Related Transactions will be, when issued in accordance with the terms of this Agreement and the related agreements, duly authorized, validly issued, fully paid and non-assessable. As of the date hereof, 205,698 shares of BAB Common Stock were reserved for issuance and issuable upon or otherwise deliverable in connection with the exercise of outstanding Options. Of the Options referred to in the foregoing sentence, 77,648 consist of employee and director Options which will be cancelled and replaced by a like number of Options under the same terms by the BAB (Delaware). Schedule 4.2(a) to this Agreement sets forth, as of the date hereof, (i) the Persons to whom Options have been granted by BAB, (ii) the exercise price for Options held by each such Person, (iii) the number of vested and unvested Options and (iv) the termination dates of such Options. Except as disclosed in the BAB Filed SEC Reports or as set forth on Schedule 4.2(a) to this Agreement, no shares of BAB capital stock have been issued other than pursuant to the exercise of stock options already in existence on such date, and no stock options have been granted by BAB to any Person. Except as disclosed in the BAB Filed SEC Reports, as set forth above or in Schedule 4.2(a) to this Agreement or as contemplated by this Agreement, the Transaction Documents or the related agreements, there are outstanding (i) no shares of capital stock or other voting securities of BAB or its Subsidiaries, (ii) no securities of BAB or any Subsidiary of BAB convertible or exercisable into or exchangeable for shares of capital stock or voting securities of BAB or any Subsidiary of BAB, (iii) no Options to acquire from BAB or any Subsidiary of BAB, and no obligations of BAB or any Subsidiary of BAB to issue, any capital stock, voting securities or securities convertible or exercisable into or exchangeable for capital stock or voting securities of BAB or any Subsidiary of BAB, (iv) no equity equivalents, interests in the ownership or earnings of BAB or any Subsidiary of BAB or other similar rights (including stock appreciation rights) (the items listed in subclauses (i), (ii), (iii) and
(iv) being referred to, collectively, as "BAB SECURITIES") and (v) no obligations of BAB or any Subsidiary of BAB to repurchase, redeem or otherwise acquire any BAB Securities. Except as set forth on Schedule 4.2(a) to this Agreement, there are no stockholders agreements, voting trusts or other agreements or understandings to which BAB or any Subsidiary of BAB is a party or to which any of them is bound relating to the voting or registration of any shares of capital stock of BAB or any Subsidiary of BAB.

            (b) The authorized capital stock of PZ Acquisition consists of 100 shares of PZ Acquisition common stock, of which 100 shares are issued and outstanding. All of the issued and outstanding shares of PZ Acquisition common stock have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights. All of the issued and outstanding shares of PZ Acquisition common stock are owned by BAB, free and clear of any Lien.

            (c) The authorized and outstanding shares of each class of capital stock of each Subsidiary of BAB is completely and accurately set forth on
Schedule 4.2(c) to this Agreement. Each outstanding share of capital stock of each Subsidiary of BAB is duly authorized and validly issued and is fully paid and nonassessable and owned by BAB or a Subsidiary of BAB free and clear of any Lien or any other limitation or restriction (including any restriction on the right to vote or sell the same, except as may be provided as a matter of law).

            (d) The BAB Common Stock constitutes the only class of equity securities of BAB or any BAB Subsidiary registered or required to be registered under the Exchange Act.

SECTION 4.3 Authority Relative to this Agreement; Board Action.

            (a) Each of the BAB Entities has all necessary corporate or other power and authority to execute and deliver this Agreement, the Transaction Documents and the related agreements to which it is a party, to consummate the transactions contemplated by this Agreement, the Transaction Documents and the related agreements to which it is a party (including the Merger and the Related Transactions), and to perform its obligations under this Agreement, the Transaction Documents and the related agreements to which it is a party. The execution and delivery by each of the BAB Entities of this Agreement, the Transaction Documents and the related agreements to which it is a party and the consummation by each of the BAB Entities of the transactions contemplated by this Agreement, the Transaction Documents and the related agreements to which it is a party (including the Merger and the Related Transactions) have been duly and validly authorized by the Board of Directors of BAB (the "BAB BOARD"), and the Board of Directors of PZ Acquisition (the "PZ ACQUISITION BOARD"), and the sole stockholder of PZ Acquisition, and no other corporate or other proceedings on the part of any BAB Entity are, or will be, necessary to authorize this Agreement, the Transaction Documents and the related agreements to which any such BAB Entity is a party or to consummate the transactions contemplated by this Agreement, the Transaction Documents or the related agreements (including the Merger and the Related Transactions), other than, the approval by the stockholders of BAB (the "BAB STOCKHOLDERS"), of (i) the issuance of Merger Stock in connection with the Merger, and (ii) the Related Transactions (the "BAB STOCKHOLDER PROPOSALS"). This Agreement, each of the Transaction Documents and the related agreements to which any of the BAB Entities is a party has been, or will be at the Closing, assuming the due authorization, execution and delivery of the same by each of the other parties hereto or thereto, duly and validly executed and delivered by the BAB Entities and constitutes, or will constitute at the Closing, a valid, legal and binding agreement of the BAB Entities, enforceable against such BAB Entities in accordance with its terms, subject to
(x) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (y) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

            (b) The BAB Board, by resolutions duly adopted at a meeting duly called and held and not subsequently rescinded or modified in any way, has duly
(i) determined that each of the BAB Stockholder Proposals are in the best interests of BAB and the BAB Stockholders; (ii) approved and adopted this Agreement, the Merger and the Related Transactions and (iii) unanimously recommended that the BAB Stockholders approve and adopt this Agreement, the Merger and the Related Transactions.

            (c) The PZ Acquisition Board, by resolutions duly adopted at a meeting duly called and held and not subsequently rescinded or modified in any way, has duly (i) determined that this Agreement, the Merger and the Related Transactions are in the best interests of PZ Acquisition and its sole stockholder, (ii) approved and adopted this Agreement, the Merger and the Related Transactions and (iii) unanimously recommended that the sole stockholder of PZ Acquisition approve and adopt this Agreement, the Merger and the Related Transactions.

SECTION 4.4 SEC Filings; Financial Statements.

            (a) Since November 30, 1997, BAB has filed all forms, reports, schedules, statements and other documents (including all exhibits thereto) (the "BAB SEC FILINGS") required to be filed with the SEC, each of which has complied with all applicable requirements of the Securities Act and the Exchange Act, each as in effect on the dates such forms, reports, schedules, statements and other document were filed. BAB has heretofore delivered to or made available to Planet Zanett, in the form filed with the SEC (including any amendments and all exhibits thereto), the following (the "BAB FILED SEC REPORTS"): (i) the Annual Reports on Form 10-KSB for each of the three fiscal years ended November 28, 1999, (ii) all definitive proxy statements relating to BAB's meetings of stockholders (whether annual or special) held since November 30, 1997, and prior to the date of this Agreement and (iii) all other forms, reports or registration statements filed prior to the date of this Agreement by BAB with the SEC since January 1, 1998 (other than quarterly reports on Form 10-QSB or current reports on Form 8-K filed before January 1, 1999). As of their respective dates, none of the BAB SEC Filings or documents, including, without limitation, any financial statements or schedules included or incorporated by reference therein, contained any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstance under which they were made, not misleading. The consolidated financial statements of BAB (the "BAB FINANCIAL STATEMENTS"), included or incorporated by reference in the BAB SEC Filings complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto and all of such financial statements were prepared from the books and records of BAB and fairly present in all material respects, in conformity with GAAP (except as may be indicated in the notes thereto and except that the unaudited financial statements may not include all notes thereto required by GAAP), the consolidated statement of assets and liabilities, investment in securities of BAB and its Subsidiaries as of the dates thereof and their consolidated statements of operations, changes in net assets and cash flows for the periods then ended (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments). Since November 28, 1999, there has not been any change, or any application or request for any change, by BAB or any Subsidiary of BAB in accounting principles, methods or policies for financial accounting or tax purposes.

            (b) BAB has heretofore made available to Planet Zanett a complete and correct copy of any material amendment or modification, which has not yet been filed with the SEC, to agreements, documents or other instruments which prior to the date of this Agreement had been filed by BAB with the SEC pursuant to the Securities Act, the Exchange Act or the Investment Company Act.

            (c) As of February 27, 2000, the unconsolidated balance sheet of BAB reflects: (ii) a maximum balance of One Million Five Hundred Thousand Dollars ($1,500,000) in notes payable and no additional liabilities and/or no higher liability balances than are disclosed on its February 27, 2000 unconsolidated balance sheet, attached as Schedule 4.4(c) to this Agreement, excluding reasonable accounting and attorneys fees and such other reasonable expenses related to this Agreement, the Merger and the Related Transactions.

SECTION 4.5 Information Supplied. None of the information included or incorporated by reference in the Proxy Statement will, on the date mailed to the BAB Stockholders and at the time of the BAB Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the Investment Company Act and the Exchange Act, respectively, and the rules and regulations of the SEC thereunder. Notwithstanding the foregoing, BAB makes no representation or warranty with respect to any Planet Zanett Proxy Information.

SECTION 4.6 Consents and Approvals; No Violations.

            (a) Except as set forth on Schedule 4.6(a) to this Agreement, no Filings and Approvals to, of or with any Governmental Entity are, or will be, necessary for the execution and delivery by any of the BAB Entities of this Agreement, the Transaction Documents or the related agreements to which any BAB Entity is a party or the consummation by any of the BAB Entities of the transactions contemplated by this Agreement, the Transaction Documents or the related agreements to which any such BAB Entity is a party (including the Merger and the Related Transactions), except for those required (i) under the DGCL and NRS with respect to the filing of the Certificate of Merger, (ii) under the Securities Act and the Exchange Act or by any Regulatory Agency, and (iii) such Filings and Approvals that, if not made or obtained could not reasonably be expected to have, individually or in the aggregate, a BAB Material Adverse Effect.

            (b) Except as set forth on Schedule 4.6(b) to this Agreement, no consent or approval of any third party is, or will be, necessary for the execution and delivery by any of the BAB Entities of this Agreement, any Transaction Documents or any related agreements to which any such BAB Entity is a party or the consummation by any of the BAB Entities of the transactions contemplated by this Agreement, the Transaction Documents or the related agreements to which any such BAB Entity is a party (including the Merger and the Related Transactions).

            (c) Except as set forth on Schedule 4.6(c) to this Agreement, neither the execution, delivery and performance of this Agreement, the Transaction Documents or the related agreements to which any of the BAB Entities is a party, or the consummation by any of the BAB Entities of the transactions contemplated by this Agreement, the Transaction Documents or the related agreements to which any such BAB Entity is a party (including the Merger and the Related Transactions) will (i) conflict with or result in any breach of any provision of the BAB Charter Documents or the organizational documents of PZ Acquisition or any other Subsidiary of BAB, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which any of the BAB Entities is a party or by which any of their respective properties or assets are bound, or
(iii) assuming that all Filings and Approvals have been made or obtained, violate any Law or any Governmental Order applicable to any of the BAB Entities or any of their respective properties or assets, except in the case of clauses
(ii) or (iii) for violations, breaches or defaults which could not reasonably be expected to have, individually or in the aggregate, a BAB Material Adverse Effect.

SECTION 4.7 No Default. Except as set forth on Schedule 4.7 to this Agreement, none of the BAB Entities or any other Subsidiary of BAB is in default or violation (and no event has occurred which with due notice or the lapse of time or both would constitute a default or violation) of any term, condition or provision of (i) the BAB Charter Documents or comparable organizational documents of PZ Acquisition or any other Subsidiary of BAB, (ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which any BAB Entity or any other Subsidiary of BAB is a party or by which any of them or any of their respective properties or assets are bound, or (iii) any Governmental Order applicable to any BAB Entity or any other Subsidiary of BAB or any of their respective properties or assets, except in the case of clauses (ii) or (iii) for violations, breaches or defaults that could not reasonably be expected to have, individually or in the aggregate, a BAB Material Adverse Effect, except for liabilities of any Subsidiary of BAB owed to BAB or to any other wholly-owned Subsidiary of BAB.

SECTION 4.8 No Undisclosed Liabilities; Absence of Changes.

            (a) Except as and to the extent disclosed in the BAB Filed SEC Reports or on Schedule 4.8(a) to this Agreement, as of February 27, 2000, neither BAB nor any Subsidiary of BAB had any liabilities or obligations of any nature, whether accrued, contingent or otherwise, and whether due or to become due or asserted or unasserted, which would be required by GAAP to be reflected in, reserved against or otherwise described in the consolidated balance sheet of BAB (including the notes thereto) as of such date, except for liabilities and obligations that could not reasonably be expected to have, individually or in the aggregate, a BAB Material Adverse Effect.

            (b) Except as disclosed in the BAB Filed SEC Reports or on Schedule 4.8(b) to this Agreement, since November 28, 1999, the business of BAB and its Subsidiaries has been carried on only in the ordinary course and in a manner consistent with past practice, neither BAB nor any of its Subsidiaries has incurred any liabilities or obligations of any nature, whether accrued, contingent or otherwise, and whether due or to become due or asserted or unasserted, except in the ordinary course of business and in a manner consistent with past practice, none of which could reasonably be likely to have, individually or in the aggregate, a BAB Material Adverse Effect, and there has not been any event, condition or occurrence that, individually or in the aggregate, has resulted or which could reasonably be expected to result in, a BAB Material Adverse Effect. Except as disclosed in the BAB Filed SEC Reports or on Schedule 4.8(b), since November 28, 1999, there has not been (i) any material change by BAB in its accounting methods, principles or practices, (ii) any declaration, setting aside or payment of any dividend or distribution in respect of shares of the capital stock of BAB or any of its Subsidiaries or any redemption, purchase or other acquisition of any of the BAB Securities, or (iii) any increase in the compensation or benefits or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards, restricted stock awards or similar awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable, or BAB's obligations in respect of any program or arrangement for, officers or other key employees of BAB or any BAB Subsidiary.

SECTION 4.9 No Litigation. Except as disclosed in the BAB Filed SEC Reports or on Schedule 4.9 to this Agreement, there is no Proceeding pending or, to the Knowledge of BAB, threatened against any BAB Entity or any other Subsidiary of BAB or any of their respective properties or assets which (a) if adversely determined, could reasonably be expected to have, individually or in the aggregate, a BAB Material Adverse Effect, or (b) questions the validity of this Agreement, any Transaction Document or any Related Agreement or any action to be taken by any of the BAB Entities in connection with the consummation of the transactions contemplated by this Agreement, the Transaction Documents or the related agreements (including the Merger and the Related Transactions) or could otherwise prevent, delay, make illegal or otherwise interfere with the consummation of such transactions. Except as disclosed on Schedule 4.9 to this Agreement, neither BAB nor any Subsidiary of BAB is subject to any outstanding Governmental Order which could reasonably be expected to have a BAB Material Adverse Effect.

SECTION 4.10 Compliance with Applicable Law.

            (a) Except as disclosed in the BAB Filed SEC Reports or in Schedule 4.10(a) to this Agreement, BAB and all Subsidiaries of BAB have made or have obtained and hold all Permits necessary for the lawful conduct of their respective businesses, except where the failure to obtain any such Permit would not have, individually or in the aggregate, a BAB Material Adverse Effect. Except as disclosed on Schedule 4.10(a) to this Agreement, (i) the Permits of BAB and its Subsidiaries are valid and in full force and effect, (ii) none of the BAB Entities or any Subsidiary of BAB is in default under, and no condition exists that with notice or lapse of time or both would constitute a default under, such Permits, and (iii) none of such Permits will be terminated or impaired or become terminable, in whole or in part, as a result of the transactions contemplated by this Agreement, the Transaction Documents or the related agreements, except in the case of clauses (i), (ii) and (iii) for Permits, the failure of which to be valid or in full force and effect or of BAB or its Subsidiaries to hold could not reasonably be expected to have, individually or in the aggregate, a BAB Material Adverse Effect.

            (b) Except as disclosed in the BAB Filed SEC Reports or on Schedule 4.10(b) of this Agreement, the businesses of BAB and its Subsidiaries have not been conducted in violation of any Law that applies to their business including but not limited to any federal or state franchising laws and/or regulations, except for violations or possible violations which could not reasonably be expected to have, individually or in the aggregate, a BAB Material Adverse Effect. Except as disclosed in the BAB Filed SEC Reports or on Schedule 4.10(b) to this Agreement, no material investigation or review by any Governmental Entity with respect to BAB or any of its Subsidiaries is pending or, to the Knowledge of BAB, threatened, nor, to the Knowledge of BAB, has any Governmental Entity indicated an intention to conduct the same.

SECTION 4.11 Employee Benefits and ERISA.

            (a) Schedule 4.11(a) to this Agreement contains a true and complete list of each material employee benefit plan, policy, program, practice, agreement, understanding, arrangement or commitment (whether written or unwritten) providing compensation, benefits or perquisites of any kind to any current or former officer, employee or consultant (or to any dependent or beneficiary thereof) of BAB, which are now, or were within the past six years, maintained by, contributed to, by or with respect to which an obligation to contribute exists or existed on the part of any of BAB, its predecessors, or any other trade or business (whether or not incorporated) which, together with BAB, is treated as a single employer under Section 414 of the Code (such other trades or businesses, collectively, the "COMMONLY CONTROLLED BAB ENTITIES") or with respect to which BAB or any Commonly Controlled BAB Entity has or may have any material liability (including, without limitation, a liability arising out of an indemnification, guarantee, hold harmless or similar agreement) including, without limitation, all material employment or consulting agreements, incentive, bonus, deferred compensation, pension, profit sharing, vacation, holiday, cafeteria, medical, disability, stock purchase, stock option, stock appreciation, phantom stock, restricted stock or other stock-based compensation plans, policies, programs, practices or arrangements and any "employee benefit plan" within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA (each, a "BAB PLAN" and together, the "BAB PLANS"). Schedule 4.11(a) to this Agreement contains a true and complete list of the liabilities that are directly related to the BAB Plans.

            (b) With respect to each BAB Plan, BAB has delivered or made available to Planet Zanett, to the extent applicable: (i) a current, correct and complete copy of each written plan document (including without limitation, any employment agreement, employment policies and procedures and plan instrument, and any amendments thereto) or, to the extent no such written plan document exists, an accurate written description thereof drafted by a responsible officer for governing the operation of such plan; (ii) any related trust agreement or other funding instrument; (iii) the most recent determination letter with respect to any BAB Plan intended to be qualified under Section 401(a) of the Code; (iv) any summary plan description, summary of material modifications or other material written communication from BAB to its employees concerning the extent of the benefits provided under any BAB Plan; and (v) for the three most recent years (A) the Form 5500 and attached schedules, (B) audited financial statements and (C) actuarial valuation reports.

            (c) (i) Each BAB Plan has been established and maintained, in form and operation, in all material respects (A) in accordance with its terms, and
(B) in compliance with the applicable provisions of ERISA, the Code and other applicable Laws, rules and regulations; and (ii) each BAB Plan that is intended to be qualified within the meaning of Section 401(a) of the Code has received a favorable determination letter as to its qualification, and, to the Knowledge of BAB, nothing has occurred, whether by action or failure to act, that would reasonably be expected to cause such determination letter to be revoked.

            (d) Except as set forth on Schedule 4.11(d), no BAB Plan provides for benefits, including, without limitation, medical or health benefits (through insurance or otherwise), or provides for the continuation of such benefits or coverage for any participant or any dependent or beneficiary of any participant, after such participant's retirement or other termination of employment (except
(i) as may be required by applicable law, (ii) retirement or death benefits under any employee pension plan, (iii) disability benefits under any employee welfare plan that have been fully provided for by insurance or otherwise, (iv) deferred compensation benefits accrued as liabilities on the books of BAB; or
(v) benefits in the nature of severance pay).

            (e) For each BAB Plan with respect to which a Form 5500 has been filed, no change has occurred with respect to the matters covered by the most recent Form 5500 since the date thereof other than any such change as would not be reasonably likely to result in a material liability to BAB.

            (f) Except as disclosed on Schedule 4.11(f) to this Agreement, with respect to each BAB Plan that is subject to Title IV of ERISA:

                  (i) no such BAB Plan has been terminated so as to result, directly or indirectly, in any material liability, contingent or otherwise, of BAB or any Commonly Controlled BAB Entity;

                  (ii) no complete or partial withdrawal from such BAB Plan has been made by BAB or any Commonly Controlled BAB Entity, or by any other Person, so as to result in a material liability to BAB or any Commonly Controlled BAB Entity, whether such liability is contingent or otherwise;

                  (iii) no proceeding has been initiated by any Person (including the PBGC) to terminate any such BAB Plan or to appoint a trustee for any such BAB Plan;

                  (iv) no condition or event currently exists or currently is expected to occur that would reasonably be expected to result, directly or indirectly, in any material liability of BAB or any Commonly Controlled BAB Entity under Title IV of ERISA, whether to the PBGC or otherwise, on account of the termination of any such BAB Plan;

                  (v) if any such BAB Plan were to be terminated as of the Closing Date, neither BAB nor any Commonly Controlled BAB Entity would incur, directly or indirectly, any material liability under Title IV of ERISA;

                  (vi) no "reportable event" (as defined in Section 4043 of ERISA) has occurred with respect to any such BAB Plan; and

                  (vii) no such BAB Plan has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code, respectively), whether or not waived.

            (g) Except as disclosed on Schedule 4.11(g) to this Agreement, with respect to any BAB Plan that is a multi-employer plan (within the meaning of Section 3(37) of ERISA): (i) neither BAB nor any Commonly Controlled BAB Entity would be subject to any withdrawal liability if, as of the date of the Closing, BAB or any Commonly Controlled BAB Entity were to engage in a complete withdrawal (as defined in ERISA section 4203) or partial withdrawal (as defined in Section 4205 of ERISA) from any such multi employer plan; and (ii) no such multi-employer plan is in reorganization or insolvent (as those terms are defined in Sections 4241 and 4245 of ERISA, respectively).

            (h) Except as disclosed on Schedule 4.11(h) to this Agreement or as would not be reasonably likely to result in a material liability to BAB, with respect to any BAB Plan that is not a multi employer plan (within the meaning of Section 3(37) of ERISA): (i) no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the Knowledge of BAB, threatened; (ii) no facts or circumstances exist that could give rise to any such actions, suits or claims; and (iii) no written or oral communication has been received from the PBGC in respect of any BAB Plan subject to Title IV of ERISA concerning the funded status of any such BAB Plan or any transfer of assets and liabilities from any such plan in connection with the transactions contemplated herein.

            (i) Except as disclosed on Schedule 4.11(i) to this Agreement, neither BAB nor any Commonly Controlled BAB Entity has agreed to or communicated to employees any changes to any BAB Plan that would: (i) cause an increase in benefits or create new benefits under any BAB Plan; or (ii) change any employee coverage so as to cause an increase in the expense of maintaining any such BAB Plan.

            (j) Except as disclosed on Schedule 4.11(j) to this Agreement, the consummation of the transactions contemplated hereby will not result in: (i) any payment (including, without limitation, any severance, unemployment compensation, golden parachute or bonus payment) becoming due to any current or former director, officer, employee or consultant of BAB or any of its Affiliates; (ii) any increase in the amount of compensation or benefits payable in respect of any current or former director, officer, employee or consultant of BAB or any of its Affiliates; or (iii) the acceleration of vesting or time of payment of any benefits or compensation payable in respect of any current or former director, officer, employee or consultant of BAB or any of its Affiliates, and the transactions contemplated by this Agreement will not result in any payment or series of payments constituting a "parachute payment" within the meaning of Section 280G of the Code.

            (k) Except as disclosed on Schedule 4.11(k) to this Agreement, neither BAB nor any Commonly Controlled BAB Entity has engaged in or participated in any transaction, whether or not related to a BAB Plan, that could, directly or indirectly, result in any tax, penalty or liability imposed by ERISA or the Code including, without limitation, any excise tax under Section 4975 of the Code or any civil penalty under Section 409 or 502 of ERISA, that, alone or together with any other such tax or penalty, could have a BAB Material Adverse Effect.

            (l) Neither BAB nor any affiliate thereof (as defined in the QPAM Exemption, nor any owner, direct or indirect, of a five percent (5%) or more interest in BAB, is a Person who has engaged in any act described in Part I(g) of the QPAM Exemption.

            (m) Except as disclosed on Schedule 4.11(m) to this Agreement, BAB is not a party to any collective bargaining or other labor union contract applicable to employees of BAB, and no collective bargaining agreement or other labor union contract is being negotiated by BAB. As of the date of this Agreement, there is no labor dispute, strike or work stoppage against BAB pending or threatened in writing which will materially interfere with the business activities of BAB. As of the date of this Agreement, none among BAB, its representatives or employees has committed within the past five years any unfair labor practices in connection with the operation of the business of BAB, and there is no charge or complaint against BAB by the National Labor Relations Board or any comparable state or foreign agency pending or, to the Knowledge of BAB, threatened in writing.

            (n) Except as disclosed on Schedule 4.11(n) to this Agreement, as of the Effective Time, BAB has not incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act, as it may be amended from time to time, and, to Knowledge of BAB, within the 90-day period immediately following the Effective Time will not incur any such liability or obligation if, during such 90-day period, only terminations of employment in the normal course of operations occur.

SECTION 4.12 Environmental Laws and Regulations.

            (a) Except as disclosed in the BAB Filed SEC Reports or on Schedule 4.12(a) to this Agreement, (i) each of BAB and its Subsidiaries is in compliance, in all material respects, with all applicable Environmental Laws, which compliance includes, but is not limited to, the possession by BAB and its Subsidiaries of all material Permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) neither BAB nor any of its Subsidiaries has received written notice of, or, to the Knowledge of BAB, is the subject of, any Environmental Claim; and (iii) to the Knowledge of BAB, there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future.

            (b) Except as disclosed on Schedule 4.12(b) to this Agreement, to the Knowledge of BAB, there are no material Environmental Claims that are pending or threatened against any Person whose liability for any Environmental Claim BAB or any Subsidiary of BAB has or may have retained or assumed either contractually or by operation of Law.

SECTION 4.13 Tax Matters.

            (a) BAB and its Subsidiaries have timely and accurately filed, or caused to be timely and accurately filed, all material Tax Returns required to be filed by them, and have paid, collected or withheld, or caused to be paid, collected or withheld, all material amounts of Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves have been established or which are being contested in good faith. Except as set forth on Schedule 4.13(a) to this Agreement, no material claim or assessment of any Tax authority is pending against BAB or any of its Subsidiaries for any alleged deficiency in any Tax, there are no pending or, to the Knowledge of BAB, threatened audits or investigations for or relating to any liability in respect of any Taxes, and neither BAB nor any of its Subsidiaries have been notified in writing of any proposed Tax claims or assessments against BAB or any Subsidiary of BAB (other than in each case, claims or assessments for which adequate reserves have been established or which are being contested in good faith or are immaterial in amount).

            (b) Except as set forth on Schedule 4.13(b) to this Agreement, neither BAB nor any of its Subsidiaries is liable for Taxes of any other Person, or is currently under any contractual obligation to indemnify any Person with respect to Taxes (except for customary agreements to indemnify lenders or security holders in respect of Taxes other than income Taxes), or is a party to any Tax sharing agreement or any other agreement providing for payments by BAB or any of its Subsidiaries with respect to Taxes. Except as set forth on
Schedule 4.13(b) to this Agreement, there are no outstanding powers of attorney enabling any party to represent BAB or any of its Subsidiaries with respect to Tax matters. BAB and its Subsidiaries have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third Person. All material elections with respect to Taxes made by BAB and its Subsidiaries as of the date hereof are set forth on Schedule 4.13(b) to this Agreement. There are no private letter rulings in respect of any Tax pending between BAB and its Subsidiaries and any Tax authority. Except as set forth on Schedule 4.13(b) to this Agreement, neither BAB nor any of its Subsidiaries is a party to any joint venture, partnership or other arrangement or contract which could be treated as a partnership for Tax purposes. Neither BAB nor any of its Subsidiaries has agreed to or is required, as a result of a change in method of accounting or otherwise, to include any adjustment under Section 481 of the Code (or any corresponding provision of state, local or foreign Law) in taxable income. Neither BAB nor any of its Subsidiaries is a party to any contract, arrangement or plan that could result (taking into account the transactions contemplated by this Agreement and the related agreements), separately or in the aggregate, in the payment of an "excess parachute payments" within the meaning of Section 280G of the Code. Schedule 4.13(b) to this Agreement contains a list of all jurisdictions to which any Tax is properly payable or in which any Tax Return is required to be filed by BAB and its Subsidiaries, and no written claim has ever been made by any Tax authority in any other jurisdiction that BAB or any of its Subsidiaries is subject to taxation in such jurisdiction.

SECTION 4.14 Material Contracts.

            (a) Set forth on Schedule 4.14(a) to this Agreement is a correct and complete list of each of the following contracts and agreements (and all amendments, modifications and supplements thereto and all related letters to which BAB is a party affecting the obligations of any party thereunder) to which BAB is a party or by which any of its properties or assets are bound, correct and complete copies of which have been delivered to Planet Zanett: (i) each employment, consulting, non-competition, severance, golden parachute or indemnification contract (including, without limitation, any contract to which BAB is a party involving employees of BAB) which contemplates payments equal to or in excess of $30,000 per year; (ii) each agreement under which BAB has a continuing obligation to provide financial advisory or other consulting services; (iii) contracts granting a right of first refusal or first negotiation; (iv) each partnership or joint venture agreement; (v) each agreement for the acquisition, sale, lease or license of properties or assets of BAB or by BAB (by merger, purchase or sale of assets or stock or otherwise), including, without limitation, commitments for future investments, in which the aggregate amount to paid or received by BAB is equal to or in excess of $5,000; (vi) each contract or agreement with any Governmental Entity; (vii) each agreement relating to indebtedness of BAB or guarantees of indebtedness by BAB in excess of $5,000; (viii) each non-competition, exclusivity or other agreement restricting the ability of BAB to hire any Person or operate its business as now, or contemplated to be, conducted, except for any such agreement which could not reasonably be expected to have a BAB Material Adverse Effect; (ix) each agreement between BAB and any of its officers, its directors, holders of 5% of the outstanding BAB Common Stock or other Affiliates of BAB; (x) each contract or agreement that contains a "change of control" provision; (xi) any agreement which encumbers or places a Lien on any assets of BAB; and (xii) all commitments and agreements to enter into any of the foregoing (collectively, together with the contracts and agreements filed as exhibits to the BAB Filed SEC Reports, the "BAB MATERIAL CONTRACTS").

            (b) Except as set forth on Schedule 4.14(b) to this Agreement:

                  (i) Each BAB Material Contract is in full force and effect and there is no default under any BAB Material Contract either by BAB or, to the Knowledge of BAB, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by BAB or any of its Subsidiaries or, to the Knowledge of BAB, any other party, in any such case in which such default or event could reasonably be expected to have, individually or in the aggregate, a BAB Material Adverse Effect.

                  (ii) No party to any such BAB Material Contract has given notice to BAB of or made a claim against BAB with respect to any breach or default thereunder, in any such case in which such breach or default could reasonably be expected to have, individually or in the aggregate, a BAB Material Adverse Effect.

SECTION 4.15 Title to Properties; Encumbrances. Except as set forth in Schedule
4.15 to this Agreement, BAB and its Subsidiaries have good title to all of the properties and assets, real and personal, tangible and intangible, it owns or purports to own, including those reflected on their books and records and in the BAB Financial Statements (except for accounts receivable collected and materials and supplies disposed of in the ordinary course of business consistent with past practice after the respective dates of the BAB Financial Statements). BAB and its Subsidiaries have a valid leasehold, license or other interest in all of the other properties and assets, tangible or intangible, which are used in the operation of their respective businesses. Except as set forth in Schedule 4.15 to this Agreement, all properties and assets owned, leased or used by BAB and its Subsidiaries are free and clear of all Liens, except for (a) Liens for current Taxes not yet due, (b) workmen's, common carrier and other similar Liens arising in the ordinary course of business, none of which materially detracts from the value or materially impairs the use of the asset or property subject thereto, or materially impairs the operations of BAB and its Subsidiaries, (c) Liens disclosed in the BAB Financial Statements, and (d) such imperfections of title and other Liens, if any, which do not individually or in the aggregate materially interfere with the value or the use of such properties or assets or otherwise could not reasonably be expected to have, individually or in the aggregate, a BAB Material Adverse Effect.

SECTION 4.16 Intellectual Property. Except as disclosed on Schedule 4.16 to this Agreement, BAB and its Subsidiaries own or are licensed or otherwise have legally enforceable rights to use all Intellectual Property used or otherwise material to the operation of the business of BAB and its Subsidiaries as presently conducted. To the Knowledge of BAB, the use of the Intellectual Property by BAB and its Subsidiaries does not infringe upon or otherwise violate any material Intellectual Property rights of third parties. To the Knowledge of BAB, no third party, including any employee, former employee, independent contractor or consultant, is infringing upon or otherwise violating the rights of BAB or any Subsidiary of BAB in the Intellectual Property that, individually or in the aggregate, would reasonably be expected to have a BAB Material Adverse Effect. Except as disclosed on Schedule 4.16, or as would not reasonably be expected, individually or in the aggregate, to have a BAB Material Adverse Effect, no claims (i) are currently pending or, to the Knowledge of BAB, threatened with respect to the Intellectual Property of BAB or any Subsidiary of BAB, or (ii) are, to the Knowledge of BAB, currently pending or threatened with respect to the Intellectual Property rights of a third party to the extent arising out of any use, reproduction or distribution of the Intellectual Property of such third party by BAB or a Subsidiary of BAB.

SECTION 4.17 Condition and Sufficiency of Assets. Except as disclosed on
Schedule 4.17 to this Agreement, all of the properties and assets owned, leased or used by BAB is in good operating condition and repair (normal wear and tear excepted), are suitable for the purposes used and are adequate and sufficient for all current operations of BAB.

SECTION 4.18 Investment Securities. Schedule 4.18 to this Agreement sets forth a complete and correct list of all securities (including warrants) owned by BAB and its Subsidiaries on the date specified in Schedule 4.18, which date shall be no more than ten days prior to the date hereof. Except as described in Schedule
4.18 to this Agreement, BAB and its Subsidiaries have good and marketable title to all such securities (except securities sold under repurchase agreements (which are indicated as such on Schedule 4.18) or held in any fiduciary or agency capacity (which are indicated as such on Schedule 4.18)), free and clear of any Lien, except to the extent such securities are pledged in the ordinary course of business consistent with prudent business practices to secure obligations of BAB or such Subsidiary. Such securities are valued on the books of BAB in accordance with the methods and procedures described in the BAB Filed SEC Reports.

SECTION 4.19 Ownership of PZ Acquisition.

            (a) PZ Acquisition is a direct, duly formed wholly-owned subsidiary of BAB, formed solely for the purpose of engaging in the transactions contemplated by this Agreement.

            (b) As of the date of this Agreement and the Effective Time, except for obligations or liabilities incurred in connection with its incorporation and the transactions contemplated by this Agreement, the Transaction Documents and the related agreements and except for this Agreement, the Transaction Documents and the related agreements, PZ Acquisition will not have incurred, directly or indirectly, through any Subsidiary or Affiliate, any obligation or liability or engaged in any business activity of any type or kind whatsoever or entered into any agreement or arrangement with any Person, except for liability for corporate franchise taxes and other incorporation expenses.

            (c) As of the date of this Agreement and the Effective Time, PZ Acquisition will not have any assets.

SECTION 4.20 Brokers. Except as set forth on Schedule 4.20 to this Agreement, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the other transactions contemplated by this Agreement, the Transaction Documents or the related agreements (including the Related Transactions) based upon arrangements made by or on behalf of BAB or any of its Affiliates.

SECTION 4.21 Transactions with Affiliates. Except as disclosed in the BAB Filed SEC Reports or as set forth on Schedule 4.21 to this Agreement, since January 1, 2000, no stockholder, officer, director or Affiliate of BAB or any Subsidiary of BAB has entered into any transaction with or is a party to any contract with BAB or any of its Subsidiaries. No officer, director or Affiliate of BAB or any Subsidiary of BAB owns any direct or indirect interest of any kind in, or controls or is a director, officer, employee or partner of, or consultant to, or lender or borrower from or has the right to participate in the profits of, any Person which is a competitor, client, landlord, tenant, creditor or debtor of BAB or its Subsidiaries. All agreements or arrangements relating to any transaction involving BAB or any of its Subsidiaries and any of their respective directors, officers, principal employees or Affiliates which are required to be described in the BAB Filed SEC Reports are described therein, and such descriptions set forth the material terms of all such transactions and do not omit to state any material facts with respect to any such transaction.

SECTION 4.22 Books and Records. All constituent documents, business licenses, minute books, stock certificate books, stock transfer ledgers and other records of BAB and its Subsidiaries (collectively, the "BAB RECORDS") have been maintained in accordance with reasonable business practices and applicable legal requirements. The BAB Records are complete and correct in all material respects and contain all material matters required to be reflected in such BAB Records.

SECTION 4.23 Disclosure. The representations and warranties by the BAB Entities contained in this Agreement and in any Schedule or certificate furnished or to be furnished by them pursuant hereto do not contain or will not, as of the Closing Date, contain any untrue statement of a material fact, and do not omit or will not, as of the Closing Date, omit to state any fact required to be stated therein or necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 4.23 or elsewhere in this Agreement or in any Schedule or certificate furnished or to be furnished as aforesaid pursuant hereto shall not be affected or deemed waived by reason of the fact that Planet Zanett or its representatives know or should have known that any such representation or warranty is or might be inaccurate in any respect.

                                    ARTICLE 5
                                    COVENANTS

      The parties, as applicable, hereby covenant and agree as follows:

SECTION 5.1 Conduct of Business of Planet Zanett. From the date hereof until the Effective Time, Planet Zanett shall: (i) maintain its corporate existence in good standing; (ii) maintain the general character of its business; (iii) maintain in effect all of its presently existing insurance coverage (or substantially equivalent insurance coverage); (iv) preserve its business organization intact, preserve its good will, keep available to Planet Zanett the services of its current officers and employees and preserve its present business relationships with its customers, clients and other Persons with which Planet Zanett has business relations; and (v) in all respects conduct its business only in the usual and ordinary manner consistent with past practice and perform in all material respects all Planet Zanett Material Contracts or other obligations with banks, customers, clients, employees and others.

SECTION 5.2 Conduct of Business of BAB.

            (a) From the date hereof until the Effective Time and excluding the Related Transactions, BAB shall and shall cause each of its Subsidiaries to: (i) maintain its corporate existence in good standing; (ii) maintain the general character of its business; (iii) maintain in effect all of its presently existing insurance coverage (or substantially equivalent insurance coverage);
(iv) preserve its business organization intact, preserve its good will, keep available the services of its current officers and employees and preserve its present business relationships with its customers, clients and other Persons with which it has business relations; and (v) in all respects conduct its business only in the usual and ordinary manner consistent with past practice and perform in all material respects all BAB Material Contracts or other obligations with banks, customers, clients, employees and others.

            (b) Without limiting the provisions of Section 5.2(a) and except as expressly provided herein, from the date hereof until the Effective Time, none of the BAB Entities shall, directly or indirectly, do, or propose to do, any of the following without the prior written consent of Planet Zanett:

                  (i) except as contemplated by this Agreement, amend or otherwise modify any Charter Documents or any of the organizational documents;

                  (ii) issue, sell, dispose of or encumber or authorize the issuance, sale, disposition or encumbrance of, or grant or issue any Option, warrant or other right to acquire or make any agreement of the type referred to in Section 4.2 with respect to, any shares of its capital stock or any other of its securities or any security convertible or exercisable into or exchangeable for any such shares or securities, or alter any term of any of its outstanding securities or make any change in its outstanding shares of capital stock or its capitalization, whether by reason of a reclassification, recapitalization, stock split, combination, exchange or readjustment of shares, stock dividend or otherwise;

                  (iii) encumber any of its material assets or properties;

                  (iv) declare, set aside, make or pay any dividend or other distribution to any stockholder with respect to its capital stock;

                  (v) redeem, purchase or otherwise acquire any BAB Securities;

                  (vi) increase the compensation or other remuneration or benefits payable or to become payable to any director or executive officer of the BAB Entities, or increase the compensation or other remuneration or benefits payable or to become payable to any of its other employees or agents, except, with respect to such other employees or agents only, for increases in the ordinary course of business consistent with past practice;

                  (vii) except as set forth on Schedule 5.2(b)(vii) to this Agreement, adopt or (except as otherwise required by Law) amend or make any unscheduled contribution to any employee benefit plan for or with employees, or enter into any collective bargaining agreement;

                  (viii) except as set forth on Schedule 5.2(b)(viii) to this Agreement, terminate or modify any BAB Material Contract requiring future payments to or from BAB, except for terminations of BAB Material Contracts upon their expiration during such period in accordance with their terms;

                  (ix) except as set forth on Schedule 5.2(b)(ix) to this Agreement, create, incur, assume or otherwise become liable for any indebtedness or guarantee or endorse any obligation or the net worth of any Person, except for endorsements of negotiable instruments for collection in the ordinary course of business;

                  (x) except as set forth on Schedule 5.2(b)(x) to this Agreement, pay, discharge or satisfy any claim, obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, in an aggregate amount in excess of $20,000, except for liabilities incurred prior to the date hereof in the ordinary course of business in a manner consistent with past practice;

                  (xi) except as described in Subsection 5.2(c) below or as part of its plan to sell company-owned stores, sell, transfer, lease or otherwise dispose of any of its assets or properties, except in the ordinary course of business in a manner consistent with past practice and for a cash consideration equal to the fair value thereof at the time of such sale, transfer, lease or other disposition;

                  (xii) cancel, compromise, release or waive any material debt, claim or right other than compromising royalty and franchise fee claims against franchisees in the ordinary course of business;

                  (xiii) make any loan or advance to any Person other than travel and other similar routine advances in the ordinary course of business consistent with past practice, or acquire for cash (a "BAB ACQUISITION") the capital stock or other securities or any ownership interest in, or substantially all of the assets of, any other business enterprise;

                  (xiv) make any material capital investment or expenditure or capital improvement, addition or betterment;

                  (xv) change its method of accounting or the accounting principles or practices utilized in the preparation of BAB Financial Statements, other than as required by GAAP;

                  (xvi) institute or settle any Proceeding before any Governmental Entity relating to it or its assets or properties;

                  (xvii) adopt a plan of dissolution or liquidation with respect to itself;

                  (xviii) except as set forth in Schedule 5.2(b)(xviii) to this Agreement, enter into any contract, except contracts made in the ordinary course of business consistent with past practice;

                  (xix) make any new election with respect to Taxes or any change in current elections with respect to Taxes, or settle or compromise any federal, state, local or foreign Tax liability or agree to an extension of a statute of limitations; or

                  (xx) enter into any commitment to do any of the foregoing, or any action which would make any of the representations or warranties of the BAB Entities contained in this Agreement untrue or incorrect in any material respect (subject to the Knowledge and materiality limitations set forth therein) or cause any covenant, condition or agreement of the BAB Entities in this Agreement not to be complied with or satisfied in any material respect.

SECTION 5.3 BAB Bagel Operation's Assets and Liabilities.

            (a) Prior to the Effective Date, BAB shall form a new wholly-owned subsidiary ("BAB, INC."), shall transfer to BAB, Inc. all assets of BAB related to BAB's current business operations and shall cause BAB, Inc. to assume all liabilities of BAB related to its current business operation, including without limitation the CIB Bank indebtedness. All subsidiaries of BAB engaged in BAB's current business operations shall either become wholly-owned subsidiaries of BAB, Inc. or shall be merged with and into BAB, Inc. BAB shall obtain from all creditors of BAB, who are listed on Schedule 5.3(a), as of the date of such transfer other than CIB Bank releases of BAB from further liability with respect to the liabilities assumed by BAB, Inc. .

            (b) Prior to the Effective Date, BAB shall declare a dividend consisting of all of the common stock of BAB, Inc. to holders of BAB Common Stock as of a record date prior to the Effective Date, payable as soon as practicable following the Effective Date. Such dividend shall be payable only following the effective date of a registration statement filed with the SEC on Form 10- SB with respect to BAB, Inc. 's common stock and distribution to the holders of BAB Common Stock as of the record date of an Information Statement containing the information required by Schedule 14C under the Exchange Act. BAB and Planet Zanett shall cooperate in the preparation and filing of Form 10-SB and preparation and distribution of the BAB, Inc. Information Statement.

            (c) The initial Board of Directors of BAB, Inc. shall consist solely of those persons who comprise the Board of Directors of BAB prior to the Effective Time, or a sub-set of them, selected by them, and any subsequent members who take office for any reason (including removal of any incumbent director for cause) shall be elected solely from nominees so elected by the remaining BAB, Inc. Directors, BAB as sole shareholder of BAB, Inc. shall vote its shares solely for such nominees.

            (d) At the sole discretion of the Board of Directors of BAB, Inc., the assets of BAB, Inc. may be sold to one or more third parties or distributed to the holders of BAB common stock as of the record date for the dividend described above.

SECTION 5.4 Preparation and Filing of Proxy Statement; BAB Stockholders Meeting.

            (a) As promptly as practicable following the date of this Agreement, but no later than thirty (30) days after the date of this Agreement, BAB shall prepare and file with the SEC the proxy materials relating to the BAB Stockholders Meeting to be held in connection with the transactions contemplated by this Agreement (including the approval of the Merger), the Transaction Documents and the Related Agreements (the "PROXY STATEMENT"). The Proxy Statement shall comply as to form with the applicable provisions of the Exchange Act and the rules and regulations thereunder. BAB shall, as promptly as practicable after receipt thereof, provide copies of any written comments received from the SEC with respect to the Proxy Statement to Planet Zanett and advise Planet Zanett of any oral comments with respect to the Proxy Statement received from the SEC. BAB shall provide Planet Zanett with a reasonable opportunity to review and comment on the Proxy Statement and any amendment or supplement to the Proxy Statement prior to filing such with the SEC, and shall provide Planet Zanett with a copy of all such filings made with the SEC. No amendment or supplement to the information supplied by Planet Zanett for inclusion in the Proxy Statement shall be made without the approval of Planet Zanett, which approval shall not be unreasonably withheld or delayed.

            (b) BAB shall, as promptly as practicable following the date of this Agreement and the completion of any SEC review of the Proxy Statement, duly call, give notice of, convene and hold a meeting of its stockholders (the "BAB STOCKHOLDERS MEETING") for the purpose of obtaining the requisite approval of the BAB Stockholders of each of the BAB Stockholder Proposals. BAB shall, through the BAB Board, recommend to its stockholders approval of each of the BAB Stockholders proposals.

SECTION 5.5 SEC and Other Governmental Filings. BAB and Planet Zanett shall promptly provide the other (or its counsel) with copies of all filings made by it or any of its Subsidiaries with the SEC or any other Governmental Entity in connection with this Agreement, the Transaction Documents and the related agreements and the transactions contemplated hereby and thereby (including the Merger and the Related Transactions).

SECTION 5.6 Related Transactions. For the purposes of this Agreement, "RELATED TRANSACTIONS" means:

            (A) Changing the name of BAB Merger Domestication Sub to PlanetZanett.com, Inc. or another name designated in writing by Planet Zanett;

            (B)   The Domestication Merger; and

            (C) The transfer of all of the assets and liabilities of BAB related to its current business operations to BAB, Inc., the releases from the BAB Creditors, except CIB Bank, and the dividend declaration, as described in Section 5.3.

SECTION 5.7 Voting Agreement. Planet Zanett acknowledges that it has entered into the Voting Agreement, dated as of May 4, 2000 (the "VOTING AGREEMENT"), attached as Exhibit "A" to this Agreement, pursuant to which Michael Evans ("EVANS"), and Michael Murtaugh ("MURTAUGH"), agreed to vote all shares of BAB Common Stock over which they have direct or indirect voting power in favor of the Merger and the Related Transactions.

SECTION 5.8 Updating Schedules. The parties shall use their best efforts to negotiate in good faith mutually acceptable Schedules prior to Closing.

SECTION 5.9 Press Releases. No party will issue or cause the publication of any press release or other public announcement with respect to this Agreement or the transactions contemplated by this Agreement, the Transaction Documents and the related agreements, other than the Proxy Statement without the prior written consent of the other parties hereto; provided, however, that nothing herein will prohibit any party from issuing or causing publication of any such press release or public announcement to the extent that such party determines such action to be required by Law, in which case the party making such determination will allow the other parties reasonable time to comment on such release or announcement in advance of its issuance.

SECTION 5.10 Access to Information; Confidentiality. Upon reasonable notice, Planet Zanett and BAB each shall afford to the officers, employees, accountants, counsel and other representatives of the other reasonable access, during the period prior to the Effective Time, to all its facilities, properties, assets, books, contracts and records and, during such period, Planet Zanett and BAB each shall furnish promptly to the other all information concerning its business, facilities, properties, assets and personnel as such other party may reasonably request, and each shall make available to the other the appropriate individuals (including officers, employees, accountants, counsel and other professionals) for discussion of the other's business, facilities, properties, assets and personnel as either Planet Zanett or BAB may reasonably request. Each party shall keep such information confidential in accordance with the terms of the Confidentiality Agreement.

SECTION 5.11 Non-Solicitation.

            (a) Except as permitted in subsection (c) below, the BAB Entities, their Affiliates and their respective officers, directors, employees, representatives and agents shall immediately cease any existing discussions or negotiations, if any, with any parties conducted heretofore with respect to any acquisition or exchange of all or any material portion of th e assets of, or any equity interest in, BAB or any of its subsidiaries or any business combination with BAB or any of its subsidiaries. BAB agrees that, prior to the Effective Time or December 31, 2000, whichever is earlier, it shall not, and shall not authorize or permit any of its subsidiaries or any of its or its subsidiaries' directors, officers, employees, agents or representatives, directly or indirectly, to solicit, initiate, encourage or facilitate, or furnish or disclose non-public information in furtherance of, any inquiries or the making of any proposal with respect to any merger, liquidation, recapitalization, consolidation or other business combination involving BAB or its subsidiaries or acquisition of any capital stock or any material portion of the assets of BAB or any of its subsidiaries, or any combination of the foregoing (an "ACQUISITION TRANSACTION"), or negotiate, explore or otherwise engage in discussion with any Person (other than Planet Zanett or its directors, officers, employees, agents and representatives) with respect to any Acquisition Transaction, or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Merger, the Related Transactions or any other transactions contemplated by this Agreement; provided that BAB may furnish information to, and negotiate or otherwise engage in discussions with, any party who delivers a bona fide written proposal for an Acquisition Transaction if (i) the BAB Board determines in good faith and on a reasonable basis by a majority vote, after consultation with its outside counsel and financial advisors, that (x) such Acquisition Transaction is reasonably likely to be more favorable to BAB and its stockholders from a financial point of view than the transactions contemplated by this Agreement and
(y) that failure to take such action would thus constitute a breach of the fiduciary duties of the BAB Board, and (ii) BAB enters into a customary confidentiality agreement with respect thereto, and (iii) BAB complies with the provisions of Section 5.11(b). The term "Acquisition Transaction" shall not include any of the Related Transactions provided for in Section 5.6.

            (b) Except as permitted in subsection (c) below, from and after the execution of this Agreement, BAB shall, as soon as practicable, advise Planet Zanett in writing of the receipt, directly or indirectly, of the existence of any discussions, negotiations, proposals or substantive inquiries relating to an Acquisition Transaction, identify the offeror and furnish to Planet Zanett a copy of such proposal or substantive inquiry, if it is in writing, or a written summary of any oral proposal or substantive inquiry relating to an Acquisition Transaction. BAB shall as soon as practicable advise Planet Zanett in writing of any substantive development relating to such proposal, including the results of any substantive discussion or negotiations with respect thereto.

            (c) This Section 5.11 shall not apply to any negotiations or discussion with companies interested in the assets or operations of BAB, Inc. and its subsidiaries only.

            (d) Neither the BAB Board nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Planet Zanett, the approval or recommendation of the BAB Board or a committee thereof of this Agreement or the transactions contemplated hereby or (ii) recommend to the BAB Stockholders, or propose to recommend to the BAB Stockholders, any Acquisition Transaction except at or after the termination of this Agreement pursuant to and in accordance with Section 7.1(g).

            (e) Planet Zanett and its respective officers, directors, employees, representatives and agents shall immediately cease any existing discussions or negotiations, if any, with any parties conducted heretofore with respect to any acquisition or exchange of all or any material portion of the assets of, or any equity interest in, Planet Zanett or any business combination with Planet Zanett. Planet Zanett agrees that, prior to the Effective Time, it shall not, and shall not authorize or permit or any of its directors, officers, employees, agents or representatives, directly or indirectly, to solicit, initiate, encourage or facilitate, or furnish or disclose non-public information in furtherance of, any inquiries or the making of any proposal with respect to any merger, liquidation, recapitalization, consolidation or other business combination involving Planet Zanett or acquisition of any common stock or any material portion of the assets of Planet Zanett or any combination of the foregoing (a "PLANET ZANETT TRANSACTION"), or negotiate, explore or otherwise engage in discussion with any Person (other than BAB or its directors, officers, employees, agents and representatives) with respect to any Planet Zanett Transaction, or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Merger, the Related Transactions or any other transactions contemplated by this Agreement.

SECTION 5.12 Commercially Reasonable Best Efforts; Further Action. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties hereto agrees to use its commercially reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, or causing to be done, all things necessary, proper or advisable to fulfill all conditions applicable to such party pursuant to this Agreement, the Transaction Documents and the related agreements and to consummate and make effective, in the most expeditious manner practicable, the Merger, the Related Transactions and the other transactions contemplated by this Agreement, the Transaction Documents and the related agreements, including (i) the obtaining of all necessary actions or non-actions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary to make or obtain a Filing and Approval to, of or with, or to avoid an action or Proceeding by, any Governmental Entity; (ii) the obtaining of all necessary consents, approvals, waivers or exemption from non-governmental third parties; and (iii) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes and intent of, this Agreement, the Transaction Documents and the related agreements.

SECTION 5.13 Indemnification and Insurance.

            (a) The indemnification provisions set forth in BAB's Charter and Bylaws shall not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would adversely affect the rights thereunder as of the Effective Time of individuals who at the Effective Time were directors, officers, employees or agents of BAB or its Subsidiaries, unless such modification is required after the Effective Time by Law.

            (b) BAB shall, to the fullest extent permitted under applicable Law or under the BAB Charter Documents, indemnify and hold harmless each present and former director, officer, employee or agent of Planet Zanett against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (collectively, "ACTIONS"), (x) arising out of or pertaining to any breach by BAB of its representations, warranties and/or covenants contained herein, or any failure by BAB to perform its obligations hereunder or under the Transaction Documents and the related agreements or (y) otherwise with respect to any acts or omissions of BAB occurring at or prior to the Effective Time, in each case for a period of six years after the Effective Time; provided, however, that, in the event that any claim or claims for indemnification are asserted or made within such six-year period, all rights to indemnification in respect of any such claim or claims shall continue until the disposition of any and all such claims.

            (c) BAB and the Surviving Corporation shall, to the fullest extent permitted under applicable Law or under the BAB Charter Documents, indemnify and hold harmless each present and former director, officer, employee or agent of BAB against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any Actions, (x) arising out of or pertaining to any breach by Planet Zanett of its representations, warranties and/or covenants contained herein, or any failure by Planet Zanett to perform its obligations hereunder or under the Transaction Documents and the related agreements or (y) otherwise with respect to any acts or omissions of Planet Zanett occurring at or prior to the Effective Time, in each case for a period of six years after the Effective Time; provided, however, that, in the event that any claim or claims for indemnification are asserted or made within such six-year period, all rights to indemnification in respect of any such claim or claims shall continue until the disposition of any and all such claims.

            (d) In the event of any such Action (whether arising before or after the Effective Time), the parties claiming indemnification under Subsection (a) or (b) above (the "INDEMNIFIED PARTIES") shall promptly notify the party obligated to provide indemnification (the "INDEMNIFYING PARTY") in writing, but the failure to so notify shall not relieve the Indemnifying Party of its obligations under this Section 5.12(b) except to the extent it is materially prejudiced by such failure, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Parties. The Indemnified Parties shall have the right to employ separate counsel in any such Action and to participate in (but not control) the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Parties unless (a) the Indemnifying Party has agreed to pay such fees and expenses, (b) the Indemnifying Party shall have failed to assume the defense of such Action, or (c) the named parties to such Action include both the Indemnifying Party and the Indemnified Parties, the Indemnified Parties shall have been reasonably advised in writing by counsel that there may be one or more legal defenses available to the Indemnified Parties which are in conflict with those available to the Indemnifying Party. In the event such Indemnified Parties employ separate counsel at the expense of the Indemnifying Party pursuant to clauses (b) or (c) of the previous sentence, (i) any counsel retained by the Indemnified Parties for any period after the Effective Time shall be reasonably satisfactory to the Indemnifying Party; (ii) the Indemnified Parties as a group may retain only one law firm to represent them in each applicable jurisdiction with respect to any single Action unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties, in which case each Indemnified Person with respect to whom such a conflict exists (or group of such Indemnified Persons who among them have no such conflict) may retain one separate law firm in each applicable jurisdiction;
(iii) after the Effective Time, the Indemnifying Party shall pay the reasonable fees and expenses of such counsel, promptly after statements therefor are received; and (iv) the Indemnifying Party will cooperate in the defense of any such Action. The Indemnifying Party shall not be liable for any settlement of any such Action effected without its written consent.

            (e) The provisions of this Section 5.13 shall survive the consummation of the Merger.

            (f) At the Closing, BAB shall cause BAB, Inc. to execute and deliver a Certificate and Indemnification Agreement in the form attached hereto as Exhibit "B" (the "BAB, INC. INDEMNIFICATION").

SECTION 5.14 Notification of Certain Matters. Planet Zanett shall give prompt notice to BAB, and BAB shall give prompt notice to Planet Zanett, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time, (ii) any material failure of Planet Zanett or any of the BAB Entities, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, any Transaction Document or any Related Agreement, (iii) any notice of, or other communication relating to, a default or event which, with notice or lapse of time or both, would become a default, received by it or any of its subsidiaries subsequent to the date of this Agreement and prior to the Effective Time, under any contract or agreement material to the businesses, properties, assets, liabilities, condition (financial or otherwise) or results of operations of it and its subsidiaries taken as a whole to which it or any of its subsidiaries is a party or by which any of their respective properties or assets are bound, (iv) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, the Transaction Documents or the related agreements (including the Merger and the Related Transactions), or (v) any BAB Material Adverse Effect (in the case of BAB) or Planet Zanett Material Adverse Effect (in the case of Planet Zanett); provided, however, that the delivery of any notice pursuant to this Section 5.14 shall not cure such breach, non-compliance or non-satisfaction or limit or otherwise affect the remedies if any, available hereunder to the party receiving such notice.

SECTION 5.15 Tax Treatment. Each of the parties hereto shall use its commercially reasonable best efforts to cause the Merger to qualify, and will not (either before or after consummation of the Merger) knowingly take any actions, or fail to take any action, that might reasonably be expected to prevent the Merger from qualifying as a reorganization under the provisions of
Section 368 of the Code. BAB shall, and shall use its reasonable best efforts to cause the Surviving Corporation to, report, to the extent required by the Code, the Merger for United States federal income tax purposes as a reorganization within the meaning of Section 368 of the Code.

SECTION 5.16 State Takeover Laws. BAB shall, upon the request of Planet Zanett, take all reasonable steps to assist in any challenge to the validity or applicability of the transactions contemplated by this Agreement, the Transaction Documents and the related agreements (including the Merger and Related Transactions), of any state takeover law.

SECTION 5.17 BAB Board and Officers.

            (a) Upon consummation of the Merger, the BAB Board shall be set at five (5) directors and those persons set forth on Schedule 1.1(b)(vi) shall be the BAB Board. Concurrently therewith, the current directors of BAB shall be appointed as the Board of Directors of BAB, Inc. .

            (b) At the Effective Time, all of the current officers of BAB shall resign or be removed and the individuals identified on Schedule 5.17(b) to this Agreement shall be elected or appointed to the offices of BAB set forth opposite their respective names on Schedule 5.17(b), to serve until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified.

SECTION 5.18 Incubator Activity. Planet Zanett shall enter into a binding agreement with Zanett Securities Corporation, Claudio Guazzoni and David McCarthy ("ZANETT AFFILIATES"), providing that all Internet incubator investments which would result in Planet Zanett having "primary control," as defined (the "AFFILIATE AGREEMENT") in the Investment Company Act of 1940 shall be made only through the Surviving Corporation or through entities controlled by the Surviving Corporation.

SECTION 5.19 Missing Schedules and Exhibits. Any Disclosure Schedules not delivered at the time of execution of this Agreement shall be submitted by either party to the other party no later than fifteen (15) days following execution hereof. Notwithstanding the delivery of such Schedules, no representation or warranty set forth herein shall be deemed modified by the information set forth in such Schedules unless the receiving party accepts such Schedules in writing; provided that completion of Closing shall be deemed acceptance of Schedules delivered pursuant to this Subsection.

                                    ARTICLE 6
                    CONDITIONS TO CONSUMMATION OF THE MERGER

SECTION 6.1 Conditions to Each Party's Obligations to Effect the Merger. From and after the date hereof and continuing until the Closing Date or earlier termination as provided for in Section 7 hereof, the respective obligations of each party hereto to effect the Merger and the other transactions contemplated by this Agreement, the Transaction Documents and the related agreements (including the Related Transactions) are subject to the full satisfaction at or prior to the Closing Date of the following conditions:

            (a) BAB's, PZ Acquisition, Inc.'s and Planet Zanett's stockholders, shall have duly approved resolutions approving the Merger and related agreements;

            (b) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits, restrains, enjoins or restricts the consummation of the transactions contemplated by this Agreement, the Transaction Documents or the related agreements (including the Merger and the Related Transactions) or which subjects any party to substantial damages as a result of the consummation of the transactions contemplated by this Agreement, the Transaction Documents or the related agreements (including the Merger and the Related Transactions);

            (c) all required consents, approvals, waivers and authorizations of any Governmental Entity or Regulatory Agency which are necessary to effect the transactions contemplated by this Agreement, the Transaction Documents and the related agreements (including the Merger and the Related Transactions) shall have been obtained;

            (d) the parties' businesses have continued in the normal course and consistent with past practices.

            (e) the absence of any litigation resulting from the threat or claim of a third party concerning the consummation of the Merger;

            (f) the approval of the Merger by the Boards of Directors of BAB, PZ Acquisition and Planet Zanett;

            (g) afford reasonable access to all of its books, records and personnel to the other party and to its representatives, accountants, counsel and other agents; and

            (h) the satisfaction of the CIB Bank debt by Planet Zanett and the execution of a note and security agreement by BAB, Inc., in the amount of one million four hundred thousand dollars ($1,400,000), on terms reasonably satisfactory to Planet Zanett which will include payment to Planet Zanett two years after the Effective Time, with quarterly interest payments being made at a floating rate of 1% over prime.

SECTION 6.2 Conditions to the Obligations of Planet Zanett. The obligation of Planet Zanett to effect the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

            (a) the representations and warranties of the BAB Entities set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are qualified as to materiality shall be true and correct, and the representations and warranties of the BAB Entities set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Effective Time, as though made on and as of the Effective Time, except to the extent the representation or warranty is expressly limited by its terms to another date;

            (b) each of the BAB Entities shall have obtained the consent, approval or waiver of each non-governmental Person whose consent, approval or waiver shall be required in order for such BAB Entity to consummate the transactions contemplated by this Agreement, the Transaction Documents and the related agreements, except those for which the failure to obtain such consent, approval or waiver, individually or in the aggregate, is not reasonably likely to have a BAB Material Adverse Effect;

            (c) each of the covenants and obligations of the BAB Entities to be performed at or before the Effective Time pursuant to the terms of this Agreement and the obligations of BAB and each other party (other than Planet Zanett) to each of the related agreements to be performed at or before the Effective Time pursuant to the terms of each such related agreement shall have been duly performed in all material respects at or before the Effective Time;

            (d) Planet Zanett shall have received the opinion of Moss & Barnett, counsel to BAB, dated the Closing Date, in form and substance reasonably satisfactory to Planet Zanett and its counsel.

            (e) Planet Zanett shall have received a certificate, in form and substance reasonably satisfactory to it, signed by the Secretary of BAB, certifying (i) that full and complete copies of the following are attached thereto: (A) resolutions or similar documents evidencing the authorization and approval by the BAB Board and the PZ Acquisition Board of this Agreement, the Transaction Documents and the Related Transactions and the transactions contemplated by this Agreement, the Transaction Documents and the related agreements (including the Merger and the Related Transactions), (B) resolutions or similar documents evidencing the authorization and approval by the BAB stockholders, (C) the BAB Charter Documents and the charter documents of PZ Acquisition; and (ii) as to the incumbency and specimen signature of each representative of each BAB Entity signing this Agreement, the Transaction Documents, the related agreements and any other document in connection herewith or therewith;

            (f) since November 28, 1999, no change or event shall have occurred which has had or could reasonably be expected to have, individually or in the aggregate, a BAB Material Adverse Effect;

            (g) the Transaction Documents and related agreements to which any BAB Entity is a party shall have been duly executed and delivered to Planet Zanett;

            (h) the Related Transactions shall have been closed;

            (i) the current officers of BAB shall have resigned or been removed and the new officers identified on Schedule 5.17(b) to this Agreement shall have been elected or appointed pursuant to Section 5.17(b);

            (j) Planet Zanett shall have received a certificate of an executive officer of BAB, dated the Closing Date, certifying as to the matters set forth in (a), (b), (f), (h), (i), (k), (l), (m) and (p) of this Section 6.2 as of the Closing Date;

            (k) BAB's current Board of Directors have resigned as of the Closing Date and have been appointed to the Board of Directors of BAB, Inc. ;

            (l) BAB has properly incorporated BAB, Inc. in the State of Delaware and have received approving resolutions to transfer all the BAB assets and liabilities that relate to the business of BAB to BAB, Inc. ;

            (n) Planet Zanett shall receive stock certificates representing the Merger Stock;

            (o) BAB shall have prepared, mailed and received approving proxies from its stockholders regarding this transaction;

            (p) BAB shall have presented evidence satisfactory to Planet Zanett's counsel that any and all liability of BAB has been transferred to its subsidiaries in such a way that the transfer prevents the possibility of a creditor of BAB to file suit against Planet Zanett and survive a motion for summary judgement;

            (q) Planet Zanett shall have satisfactorily completed its due diligence on BAB and the BAB Entities;

            (r) BAB shall have consummated the Domestication Merger; and

            (s) Planet Zanett shall have received the BAB, Inc. Indemnification.

SECTION 6.3 Conditions to the Obligations of BAB Entities. The obligations of the BAB Entities, severally and jointly, to effect the Merger and the other transactions contemplated by this Agreement, the Transaction Documents and the related agreements (including the Related Transactions) are subject to the satisfaction at or prior to the Effective Time of the following conditions:

            (a) the representations and warranties of Planet Zanett set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are qualified as to materiality shall be true and correct, and the representations and warranties of Planet Zanett set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Effective Time, as though made on and as of the Effective Time, except to the extent the representation or warranty is expressly limited by its terms to another date;

            (b) Planet Zanett shall have obtained the consent, approval or waiver of each non- governmental Person whose consent, approval or waiver shall be required in order for Planet Zanett to consummate the transactions contemplated hereby and by the Transaction Documents and the related agreements to which it is a party, except those for which the failure to obtain such consent, approval or waiver, individually or in the aggregate, is not reasonably likely to have, a Planet Zanett Material Adverse Effect;

            (c) each of the covenants and obligations of Planet Zanett to be performed at or before the Effective Time pursuant to the terms of this Agreement and the obligations of Planet Zanett and each other party (other than the BAB Entities) to each of the related agreements to be performed at or before the Effective Time pursuant to the terms of each such Related Agreement shall have been duly performed in all material respects at or before the Effective Time;

            (d) BAB shall have received the opinion of Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, counsel to Planet Zanett, dated the Closing Date, in form and substance reasonably satisfactory to BAB and its counsel;

            (e) BAB shall have received a certificate, in form and substance reasonably satisfactory to it, signed by the Secretary of Planet Zanett, certifying (i) that full and complete copies of the following are attached thereto: (A) resolutions or similar documents evidencing the authorization and approval by the Planet Zanett Board of Directors and the Planet Zanett Stockholders of this Agreement, the Transaction Documents and the related agreements and the transactions contemplated by this Agreement, the Transaction Documents and the related agreements (including the Merger and the Related Transactions), (B) the Planet Zanett Charter Documents; and (ii) as to the incumbency and specimen signature of each representative of Planet Zanett signing this Agreement, the Transaction Documents and the related agreements to which it is a party and any other document in connection herewith or therewith.

            (f) since November 28, 1999, no change or event shall have occurred which has had or could reasonably be expected to have, individually or in the aggregate, a Planet Zanett Material Adverse Effect;

            (g) the Transaction Documents and related agreements to which Planet Zanett is a party shall have been duly executed and delivered to BAB;

            (h) BAB shall have received a certificate of an executive officer of Planet Zanett, dated the Closing Date, certifying as to the matters set forth in
(a), (c) and (f) of this Section 6.3 as of the Closing Date;

            (i) BAB shall have received the executed Affiliates Agreement; and

            (j) BAB shall receive evidence reasonably satisfactory that Planet Zanett has at least Four Million Dollars ($4,000,000) in cash, cash equivalents or marketable securities.

                                    ARTICLE 7
                TERMINATION; AMENDMENT; WAIVER; FEES AND EXPENSES

SECTION 7.1 Termination. This Agreement may be terminated and the Merger may be abandoned at any time, but prior to the Effective Time, notwithstanding approval thereof by the Planet Zanett Stockholders and the BAB Stockholders:

            (a) by mutual written consent of BAB and Planet Zanett;

            (b) by either BAB or Planet Zanett, if any final order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement or the related agreements (including the Merger or the Related Transactions) shall have been entered by any Governmental Entity and shall have become final and non-appealable;

            (c) by either BAB if any of the BAB stockholder proposals submitted to the vote of the BAB stockholders shall fail to receive the requisite vote for approval at the BAB stockholders meeting, unless Planet Zanett has waived in writing such requirement;

            (d) by Planet Zanett, if any BAB Entity has materially breached any material representation or warranty or failed to perform any material covenant or agreement contained in this Agreement, which breach has not been cured on or prior to 30 days following delivery of written notice of such breach by Planet Zanett to the breaching BAB Entity; or

            (e) by BAB, if Planet Zanett has materially breached any material representation or warranty or failed to perform any material covenant or agreement contained in this Agreement, which breach has not been cured on or prior to 30 days following delivery of written notice of such breach by BAB to Planet Zanett.

SECTION 7.2 Procedure for and Effect of Termination. In the event that this Agreement is terminated and the Merger is abandoned pursuant to Section 7.1, written notice of such termination and abandonment shall forthwith be given to the other parties and this Agreement shall terminate and the Merger shall be abandoned without any further action. If this Agreement is terminated as provided herein, no party hereto and none of their respective subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever hereunder, or in connection with the transactions contemplated hereby, except as provided in Section 7.4. Article 8 shall survive any termination of this Agreement, and no such termination shall relieve any party of the consequences of any breach of this Agreement.

SECTION 7.3 Amendment; Extension Waiver.

            (a) This Agreement may be amended by action taken by Planet Zanett and the BAB Entities at any time before or after approval of the Merger by Planet Zanett Stockholders and the BAB Stockholders but, after any such approval, no amendment shall be made which requires the approval of such equity holders under applicable Law without such approval. This Agreement may not be amended except by an instrument in writing signed on behalf of the parties hereto.

            (b) At any time prior to the Effective Time, each party hereto may
(i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document, certificate or writing delivered pursuant hereto or (iii) waive compliance by the other party with any of the agreements or conditions contained herein. Any agreement on the part of either party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of either party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

SECTION 7.4 Fees and Expenses.

            (a) Except as provided in Section 7.4(b), Planet Zanett and the BAB Entities shall each bear its respective fees, costs and expenses incurred in connection with this Agreement, the Transaction Documents, the related agreements and the transactions contemplated hereby and thereby; provided that Planet Zanett shall bear the expense of, and its counsel shall have primary responsibility for, preparation of documents necessary to effect the Merger and the Domestication Merger and preparation and filing of the Proxy Statement.

            (b) In the event that this Agreement is terminated because BAB or the BAB Entities have failed to complete an obligation that was within their control to complete, BAB shall reimburse or pay the out-of-pocket fees and expenses Planet Zanett incurred in connection with the preparation and negotiation of this Agreement, preparation and filing of SEC documents, or otherwise in connection with the transactions contemplated hereby.

                                    ARTICLE 8
                                  MISCELLANEOUS

SECTION 8.1 Non-Survival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements of Planet Zanett or the BAB Entities contained herein shall survive the Effective Time.

SECTION 8.2 Entire Agreement; Assignment. This Agreement (a) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings (other than the Confidentiality Agreement), both written and oral, between the parties with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise. BAB guarantees the full and punctual performance by each of the other BAB Entities of all the obligations hereunder of the other BAB Entities.

SECTION 8.3 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in Person, by cable, telegram, facsimile or telex, or by registered or certified mail (postage prepaid, return receipt requested), to the other party as follows:

      if to the BAB Entities:
      BAB Operations, Inc.
      8501 West Higgins
      Suite 320
      Chicago, IL 60631
      Attention: Michael Evans
      Facsimile: (773) 380-6183

      with a copy to:
      BAB Operations, Inc.
      8501 West Higgins
      Suite 320
      Chicago, IL 60631
      Attention: Michael Murtaugh
      Facsimile: (773) 380-6183

      if to Planet Zanett to:
      Planet Zanett Corporate Incubator, Inc.
      135 E. 57th Street
      15th Floor
      New York, NY 10022
      Attention: David McCarthy
      Facsimile: (646) 521-8532

      with a copy to:
      Klehr, Harrison, Harvey, Branzburg & Ellers
      260 South Broad Street
      Philadelphia, PA 19102
      Attention: Lawrence D. Rovin
      Facsimile: (215) 568-6603

or to such other address, facsimile number or Person's attention as the Person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

SECTION 8.4 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and nothing in this Agreement, express or implied, other than the express provisions of Section 5.17, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. The Persons covered by the provisions of Section
5.17 shall have the right to enforce such provisions against BAB.

SECTION 8.5 Severability. If any term or other provision of this Agreement is invalid, illegal or unenforceable, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

SECTION 8.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

SECTION 8.7 Interpretation. The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, Article, Schedule or Exhibit, such reference shall be to a Section or Article of or Schedule or Exhibit to this Agreement unless otherwise indicated. Where the reference "hereby" or "herein" appears in this Agreement, such reference shall be deemed to be a reference to this Agreement as a whole. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Words denoting the singular include the plural, and vice versa, and references to it or its or words denoting any gender shall include all genders.

SECTION 8.8 Governing Law and Venue. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF, EXCEPT THAT THE DGCL SHALL APPLY TO THE EXTENT REQUIRED IN CONNECTION WITH THE ADOPTION OF THE RESTATED CHARTER.

SECTION 8.9 Waiver of Jury Trial. EACH OF THE BAB ENTITIES AND PLANET ZANETT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 8.10 Certain Definitions.

            (a) For the purposes of this Agreement, the following terms shall have the meanings ascribed to them in this Section 8.10:

                  (i) "AFFILIATE" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person;

                  (ii) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor law.

                  (iii) "GAAP" means United States generally accepted accounting principles, consistently applied.

                  (iv) "GOVERNMENTAL ENTITY" means any federal or national, state or provincial, municipal or local government, governmental authority, regulatory or administrative agency (including the SEC), governmental commission, department, board, bureau, agency or instrumentality, political subdivision, court, tribunal, official arbitrator or arbitral body, in each case whether domestic or foreign.

                  (v) "GOVERNMENTAL ORDER" means any order, writ, rule, judgment, injunction, decree, stipulation, determination, decision, consent, agreement or award entered into by or with any Governmental Entity.

                  (vi) "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended, or any successor law.

                  (vii) "KNOWLEDGE" means (i) with respect to Planet Zanett, the actual knowledge of any executive officer of Planet Zanett after conducting a reasonable investigation and (ii) with respect to the BAB Entities, the actual knowledge of Messrs. Evans and Murtaugh.

                  (viii)"LAW" means all applicable provisions of all constitutions, treaties, statutes, laws (including, but not limited to, common law), rules, regulations, ordinances codes or orders of any Governmental Entity.

                  (ix) "LIENS" means any mortgage, lien, debt, pledge, security interest, encumbrance, assessment, restriction charge or other adverse claim or interest of every nature.

                  (x) "OPTIONS" means any right, option, warrant or agreement to purchase or subscribe for any securities of another Person.

                  (xi) "PERSON" means any individual, corporation (including any non- profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity or governmental body or Governmental Entity.

                  (xii) "SEC" means the Securities and Exchange Commission.

                  (xiii)"SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor law.

                  (xiv) "SUBSIDIARY" or "SUBSIDIARIES" of any Person means any corporation, partnership, limited liability company or other legal entity of which such Person, either directly or indirectly through or with any other Subsidiary, owns more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such legal entity.

                  (xv) "TRANSACTION DOCUMENTS" means the Affiliates Agreement, the Voting Agreement, the BAB Indemnification Agreement and the other agreements, documents or instruments executed and delivered by a party hereto as contemplated under this Agreement (other than the related agreements).

            (b) Other terms set forth below are defined in the Section of this Agreement set forth opposite such term:

Term                                                  Section
----                                                  -------
Acquisition Transaction                               5.11(a)
Actions                                               5.13(b)
Affiliates Agreement                                  5.18
Agreement                                             Recitals
BAB                                                   Recitals
BAB Acquisition                                       5.2(b)(xiii)
BAB Board                                             4.3(a)
BAB Charter Documents                                 4.1(b)
BAB Common Stock                                      4.2(a)
BAB (Delaware)                                        Recitals
BAB Entities                                          Article 3
BAB Filed SEC Reports                                 4.4(a)
BAB Financial Statements                              4.4(a)
BAB, Inc.                                             5.3(a)
BAB, Inc. Indemnification                             5.13(f)
BAB Material Adverse Effect                           4.1(a)
BAB Material Contracts                                4.14(a)
BAB Plan                                              4.11(a)
BAB Plans                                             4.11(a)
BAB Records                                           4.22
BAB SEC Filings                                       4.4(a)
BAB Securities                                        4.2(a)
BAB Stockholder Proposals                             4.3(a)

BAB Stockholders                                      4.3(a)
BAB Stockholders Meeting                              5.4(b)
Certificate of Merger                                 1.1(b)(iii)
Closing                                               1.1(b)(ii)
Closing Date                                          1.1(b)(ii)
Code                                                  2.2(d)
Commonly Controlled BAB Entities                      4.11(a)
Commonly Controlled Planet Zanett Entities            3.11(a)
DGCL                                                  Recitals
Domestication Merger                                  1.1(a)
Effective Time                                        1.1(b)(iii)
Environmental Claim                                   3.12(a)
Environmental Laws                                    3.12(a)
ERISA                                                 3.11(a)
Evans                                                 5.7
Filings and Approvals                                 3.6(a)
Indemnified Parties                                   5.13(d)
Indemnifying Party                                    5.13(d)
Intellectual Property                                 3.16
Merger                                                Recitals
Merger Consideration                                  2.2(b)
Merger Stock                                          2.2(b)
Murtaugh                                              5.7
NRS                                                   Recitals
Original Agreement                                    Recitals
PBGC                                                  3.11(e)(iv)
Permits                                               3.10(a)
Planet Zanett                                         Recitals
Planet Zanett Board                                   3.3(a)
Planet Zanett Charter Documents                       3.1(b)
Planet Zanett Common Stock                            2.1(b)
Planet Zanett Financial Statements                    3.4(a)
Planet Zanett Interim Financial Statements            3.4(a)
Planet Zanett Material Adverse Effect                 3.1(a)
Planet Zanett Material Contracts                      3.14(a)
Planet Zanett Plan                                    3.11(a)
Planet Zanett Plans                                   3.11(a)
Planet Zanett Proxy Information                       3.5
Planet Zanett Records                                 3.22
Planet Zanett Securities                              3.2
Planet Zanett Stockholders                            3.3(b)
Planet Zanett Transaction                             5.11(e)
Proceeding                                            3.9

Proxy Statement                                       5.4(a)
PZ Acquisition                                        Recitals
PZ Acquisition Board                                  4.3(a)
QPAM Exemption                                        3.11(k)
Regulatory Agencies                                   3.6(a)
Related Transactions                                  5.6
SEC                                                   3.6(a)
Surviving Corporation                                 1.1(b)(i)
Taxes                                                 3.13(b)
Tax Returns                                           3.13(b)
Termination Fee                                       7.4(b)
Voting Agreement                                      5.7
Zanett Affiliates                                     5.18

              [Remainder of This Page Intentionally Left Blank]

      IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

                              BAB HOLDINGS, INC.


                              By:________________________

                              PZ ACQUISITION, INC.


                              By:________________________

                              BAB (DELAWARE), INC.


                              By:________________________

                              PLANET ZANETT CORPORATE INCUBATOR, INC.


                              By:________________________

                                                                       EXHIBIT B

                CHAPTER 805. BUSINESS ORGANIZATIONS CORPORATIONS
                     ACT 5. BUSINESS CORPORATION ACT OF 1983
             ARTICLE 11. MERGER AND CONSOLIDATION-DISSENTERS' RIGHTS

ss.11.70. Procedure to Dissent.

      (a) If the corporate action giving rise to the right to dissent is to be approved at a meeting of shareholders, the notice of meeting shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to the meeting, the corporation furnishes to the shareholders material information with respect to the transaction that will objectively enable a shareholder to vote on the transaction and to determine whether or not to exercise dissenters' rights, a shareholder may assert dissenters' rights only if the shareholder delivers to the corporation before the vote is taken a written demand for payment for his or her shares if the proposed action is consummated, and the shareholder does not vote in favor of the proposed action.

      (b) If the corporate action giving rise to the right to dissent is not to be approved at a meeting of shareholders, the notice to shareholders describing the action taken under Section 11.30 or Section 7.10 shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to or concurrently with the notice, the corporation furnishes to the shareholders material information with respect to the transaction that will objectively enable a shareholder to determine whether or not to exercise dissenters' rights, a shareholder may assert dissenter's rights only if he or she delivers to the corporation within 30 days from the date of mailing the notice a written demand for payment for his or her shares.

      (c) Within 10 days after the date on which the corporate action giving rise to the right to dissent is effective or 30 days after the shareholder delivers to the corporation the written demand for payment, whichever is later, the corporation shall send each shareholder who has delivered a written demand for payment a statement setting forth the opinion of the corporation as to the estimated fair value of the shares, the corporation's latest balance sheet as of the end of a fiscal year ending not earlier than 16 months before the delivery of the statement, together with the statement of income for that year and the latest available interim financial statements, and either a commitment to pay for the shares of the dissenting shareholder at the estimated fair value thereof upon transmittal to the corporation of the certificate or certificates, or other evidence of ownership, with respect to the shares, or instructions to the dissenting shareholder to sell his or her shares within 10 days after delivery of the corporation's statement to the shareholder. The corporation may instruct the shareholder to sell only if there is a public market for the shares at which the shares may be readily sold. If the shareholder does not sell within that 10 day period after being so instructed by the corporation, for purposes of this Section the shareholder shall be deemed to have sold his or her shares at the average closing price of the shares, if listed on a national exchange, or the average of the bid and asked price with respect to the shares quoted by a principal market maker, if not listed on a national exchange, during that 10 day period.

      (d) A shareholder who makes written demand for payment under this Section retains all other rights of a shareholder until those rights are cancelled or modified by the consummation of the proposed corporate action. Upon consummation of that action, the corporation shall pay to each dissenter who transmits to the corporation the certificate or other evidence of ownership of the shares the amount the corporation estimates to be the fair value of the shares, plus accrued interest, accompanied by a written explanation of how the interest was calculated.

      (e) If the shareholder does not agree with the opinion of the corporation as to the estimated fair value of the shares or the amount of interest due, the shareholder, within 30 days from the delivery of the corporation's statement of value, shall notify the corporation in writing of the shareholder's estimated fair value and amount of interest due and demand payment for the difference between the shareholder's estimate of fair value and interest due and the amount of the payment by the corporation or the proceeds of sale by the shareholder, whichever is applicable because of the procedure for which the corporation opted pursuant to subsection (c).

      (f) If, within 60 days from delivery to the corporation of the shareholder notification of estimate of fair value of the shares and interest due, the corporation and the dissenting shareholder have not agreed in writing upon the fair value of the shares and interest due, the corporation shall either pay the difference in value demanded by the shareholder, with interest, or file a petition in the circuit court of the county in which either the registered office or the principal office of the corporation is located, requesting the court to determine the fair value of the shares and interest due. The corporation shall make all dissenters, whether or not residents of this State, whose demands remain unsettled parties to the proceeding as an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. Failure of the corporation to commence an action pursuant to this Section shall not limit or affect the right of the dissenting shareholders to otherwise commence an action as permitted by law.

      (g) The jurisdiction of the court in which the proceeding is commenced under subsection (f) by a corporation is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the power described in the order appointing them, or in any amendment to it.

      (h) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds that the fair value of his or her shares, plus interest, exceeds the amount paid by the corporation or the proceeds of sale by the shareholder, whichever amount is applicable.

      (i) The court, in a proceeding commenced under subsection (f), shall determine all costs of the proceeding, including the reasonable compensation and expenses of the appraisers, if any, appointed by the court under subsection (g), but shall exclude the fees and expenses of counsel and experts for the respective parties. If the fair value of the shares as determined by the court materially exceeds the amount which the corporation estimated to be the fair value of the shares or if no estimate was made in accordance with subsection (c), then all or any part of the costs may be assessed against the corporation. If the amount which any dissenter estimated to be the fair value of the shares materially exceeds the fair value of the shares as determined by the court, then all or any part of the costs may be assessed against that dissenter. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable, as follows:

            (1) Against the corporation and in favor of any or all dissenters if the court finds that the corporation did not substantially comply with the requirements of subsections (a), (b), (c), (d), or (f).

            (2) Against either the corporation or a dissenter and in favor of any other party if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this Section.

If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to that counsel reasonable fees to be paid out of the amounts awarded to the dissenters who are benefited. Except as otherwise provided in this Section, the practice, procedure, judgment and costs shall be governed by the Code of Civil Procedure.

      (j) As used in this Section:

            (1) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the consummation of the corporate action to which the dissenter objects excluding any appreciation or depreciation in anticipation of the corporate action, unless exclusion would be inequitable.

            (2) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

                               BAB HOLDINGS, Inc.
                         FOR THE HOLDERS OF COMMON STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

Special Meeting of the Shareholders - October 10, 2000

The undersigned shareholder of BAB Holdings, Inc. ("BAB"), revoking all previous proxies, hereby appoints __________________ and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of BAB's Common Stock held of record by the undersigned as of the close of business on August 31, 2000 at the Special Meeting of Shareholders of BAB to be held on October 10, 2000, at [ ], local time, at [_____________________________________________], and at any adjournment(s) or postponement(s) thereof (the "Special Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ITEM LISTED IN PROPOSAL 1, "FOR" THE ITEM LISTED IN PROPOSAL 2 AND "FOR" THE ITEM LISTED IN PROPOSAL 3.

                                   PROPOSAL 1

Approve the proposal to merge BAB with and into BAB Delaware, a newly formed wholly-owned Delaware subsidiary corporation, for the purpose of becoming a Delaware corporation and approve and adopt the related Certificate of Merger.

       |_| FOR               |_| AGAINST               |_| ABSTAIN

                                   PROPOSAL 2

Approve the proposal to merge (the "Merger") Planet Zanett Corporate Incubator, Inc. (formerly known as Willow Bay Associates, LLC), a Nevada limited liability company ("Planet Zanett"), with and into PZ Acquisition, Inc., a newly formed wholly-owned Delaware subsidiary of BAB, pursuant to the Agreement and Plan of Merger dated May 4, 2000 (the "Merger Agreement") and the issuance of 21,989,295 shares of BAB Common Stock in connection with the Merger.

       |_| FOR               |_| AGAINST               |_| ABSTAIN

                                   PROPOSAL 3

Approve the declaration of a dividend, consisting of all of the common stock of BAB, Inc., to the holders of BAB Common Stock as of the Spin-off Record Date.

       |_| FOR               |_| AGAINST               |_| ABSTAIN

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this Proxy will be valid and may be voted regardless of whether the shareholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.

                                        DATED:____________________________, 2000


                                        __________________________________(SEAL)
                                        (Stockholder's Signature)


                                        __________________________________(SEAL)
                                        (Stockholder's Signature)

                                         Please sign this Proxy exactly as the
                                         name appears in the address above. If
                                         shares are registered in more than one
                                         name, all owners should sign. If
                                         signing in a fiduciary or
                                         representative capacity, such as
                                         attorney-in-fact, executor,
                                         administrator, trustee or guardian,
                                         please give full title and attach
                                         evidence of authority. If signer is a
                                         corporation, please sign the full
                                         corporate name and an authorized
                                         officer should sign such officer's name
                                         and title and affix the corporate seal,
                                         if any.